UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Consumer Discretionary Sector

Select Automotive Portfolio

Select Construction and Housing Portfolio

Select Consumer Discretionary Portfolio

Select Leisure Portfolio

Select Multimedia Portfolio

Select Retailing Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Consumer Discretionary Sector
Automotive	<Click Here>
Construction and Housing	<Click Here>
Consumer Discretionary	<Click Here>
Leisure	<Click Here>
Multimedia	<Click Here>
Retailing	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Automotive Portfolio	1.15%
Actual		$ 1,000.00	$ 362.10	$ 3.88
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76
Construction and Housing Portfolio	1.01%
Actual		$ 1,000.00	$ 560.20	$ 3.91
Hypothetical A		$ 1,000.00	$ 1,019.79	$ 5.06
Consumer Discretionary Portfolio	1.15%
Actual		$ 1,000.00	$ 606.70	$ 4.58
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76
Leisure Portfolio	.94%
Actual		$ 1,000.00	$ 702.30	$ 3.97
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71
Multimedia Portfolio	1.09%
Actual		$ 1,000.00	$ 551.70	$ 4.19
Hypothetical A		$ 1,000.00	$ 1,019.39	$ 5.46
Retailing Portfolio	1.06%
Actual		$ 1,000.00	$ 687.40	$ 4.43
Hypothetical A		$ 1,000.00	$ 1,019.54	$ 5.31

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Automotive Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Automotive Portfolio	-69.99%	-19.93%	-7.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Automotive Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) Index performed over the same period.

Annual Report

Select Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500's market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Michael Weaver, who became Portfolio Manager of Select Automotive Portfolio on February 28, 2009: During the past year, the fund declined 69.99%, outperforming the -73.18% result of its benchmark, the MSCI® US Investable Market Automobiles & Components Index, but trailing the S&P 500. Relative to the MSCI index, stock selection among automobile manufacturers added the most. Stock selection among tire and rubber companies - most notably underweighting Goodyear, which underperformed the index significantly - as well as a slightly underweighted position in this industry segment also boosted results. Given the industry's difficulties during this period, having an average cash allocation of approximately 1.5% helped as well and was a factor in positioning the fund defensively. In terms of other individual holdings, a substantially underweighted position in General Motors (GM) was the biggest contributor to relative performance. GM's stock lagged the index by a wide margin amid plunging worldwide sales. The company teetered on the brink of bankruptcy before receiving financial support from the U.S. Treasury. Several out-of-benchmark investments also bolstered results, including auto parts manufacturer Federal-Mogul, Japanese auto makers Honda and Toyota and German auto maker BMW. An overweighted position in Gentex - which makes auto-dimming mirrors and rear-camera display products - rounded out the top contributors for the period. GM was sold from the fund prior to period end. The top detractor was an out-of-benchmark investment in French auto maker Renault. Underweighted holdings in Ford Motor Company and automotive suppliers BorgWarner and Johnson Controls, all of which performed better than the benchmark, also dampened results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Automotive Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson Controls, Inc.	24.0	24.3
Harley-Davidson, Inc.	9.2	11.7
Gentex Corp.	7.6	4.7
BorgWarner, Inc.	7.1	4.9
Ford Motor Co.	4.9	8.8
Autoliv, Inc.	4.5	4.6
The Goodyear Tire & Rubber Co.	3.7	4.8
Renault SA	3.1	1.7
WABCO Holdings, Inc.	2.7	4.0
Daimler AG	2.1	1.7
	68.9
Top Industries (% of fund's net assets)
As of February 28, 2009
Auto Components	63.8%
Automobiles	27.2%
Machinery	1.3%
Distributors	0.7%
Electrical Equipment	0.5%
All Others*	6.5%

As of August 31, 2008
Auto Components	60.9%
Automobiles	35.7%
Machinery	1.3%
Road & Rail	0.5%
Metals & Mining	0.3%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Select Automotive Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value
AUTO COMPONENTS - 63.8%
Auto Parts & Equipment - 58.0%
American Axle & Manufacturing Holdings, Inc.	146,149	$ 135,919
Amerigon, Inc. (a)	36,800	105,616
ArvinMeritor, Inc.	66,300	41,769
Autoliv, Inc.	22,800	339,264
Bharat Forge Ltd.	158	289
BorgWarner, Inc. (d)	31,300	539,925
Dana Holding Corp. (a)	80,325	28,917
Denso Corp.	900	17,085
Drew Industries, Inc. (a)	6,700	41,607
Exide Technologies (a)	30,500	99,430
Federal-Mogul Corp. Class A (a)	20,300	131,341
Fuel Systems Solutions, Inc. (a)(d)	4,400	87,164
Gentex Corp.	72,100	576,800
Hyundai Mobis	620	29,773
Johnson Controls, Inc.	159,870	1,819,321
Lear Corp. (a)	48,000	28,800
Modine Manufacturing Co.	10,900	12,317
Raser Technologies, Inc. (a)(d)	10,300	33,887
Superior Industries International, Inc.	7,600	77,444
Tenneco, Inc. (a)	34,580	47,029
WABCO Holdings, Inc.	20,300	205,436
		4,399,133
Tires & Rubber - 5.8%
Cooper Tire & Rubber Co.	23,900	108,745
Michelin SA (Compagnie Generale des Etablissements) Series B	700	22,568
Nokian Tyres PLC	2,599	30,608
The Goodyear Tire & Rubber Co. (a)	62,100	275,724
		437,645
TOTAL AUTO COMPONENTS		4,836,778
AUTOMOBILES - 25.4%
Automobile Manufacturers - 16.2%
Bayerische Motoren Werke AG (BMW)	4,500	111,635
Daimler AG	7,200	162,864
Fiat SpA	18,600	83,171
Ford Motor Co. (a)(d)	185,961	371,922
Honda Motor Co. Ltd. sponsored ADR	700	16,541
Maruti Suzuki India Ltd.	76	994
Monaco Coach Corp.	400	184
Nissan Motor Co. Ltd. sponsored ADR	7,300	44,238

	Shares	Value
Renault SA	16,200	$ 232,574
Thor Industries, Inc.	12,300	131,733
Tofas Turk Otomobil Fabrikasi AS	28,424	20,564
Toyota Motor Corp. sponsored ADR	300	18,942
Winnebago Industries, Inc.	9,100	36,855
		1,232,217
Motorcycle Manufacturers - 9.2%
Bajaj Auto Ltd.	5	52
Harley-Davidson, Inc. (d)	68,800	694,880
		694,932
TOTAL AUTOMOBILES		1,927,149
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Diversified Support Services - 0.3%
ATC Technology Corp. (a)	2,500	26,025
DISTRIBUTORS - 0.7%
Distributors - 0.7%
LKQ Corp. (a)	3,800	51,300
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Multi-Sector Holdings - 0.0%
Bajaj Holdings & Investment Ltd.	5	23
ELECTRICAL EQUIPMENT - 0.5%
Electrical Components & Equipment - 0.5%
Ener1, Inc. (a)	10,800	33,804
INSURANCE - 0.0%
Multi-Line Insurance - 0.0%
Bajaj Finserv Ltd.	5	15
MACHINERY - 1.3%
Construction & Farm Machinery & Heavy Trucks - 1.3%
Accuride Corp. (a)	67,856	18,321
CNH Global NV	3,200	23,360
Cummins, Inc.	1,400	29,120
Navistar International Corp. (a)	1,000	28,200
		99,001
ROAD & RAIL - 0.3%
Trucking - 0.3%
Hertz Global Holdings, Inc. (a)	7,400	23,384
TOTAL COMMON STOCKS (Cost $23,014,101)		6,997,479
Nonconvertible Preferred Stocks - 1.8%

AUTOMOBILES - 1.8%
Automobile Manufacturers - 1.8%
Fiat SpA (Cost $329,760)	52,000	134,274
Money Market Funds - 27.7%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	367,137	$ 367,137
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	1,733,037	1,733,037
TOTAL MONEY MARKET FUNDS (Cost $2,100,174)		2,100,174
TOTAL INVESTMENT PORTFOLIO - 121.8% (Cost $25,444,035)		9,231,927
NET OTHER ASSETS - (21.8)%		(1,650,895)
NET ASSETS - 100%		$ 7,581,032
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,584
Fidelity Securities Lending Cash Central Fund	82,801
Total	$ 86,385
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 9,231,927	$ 8,568,866	$ 663,061	$ -
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 98,928
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(98,928)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.5%
Germany	3.6%
France	3.4%
Italy	2.9%
Japan	1.2%
Others (individually less than 1%)	1.4%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $8,962,656 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $2,275,857 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $1,638,197) - See accompanying schedule: Unaffiliated issuers (cost $23,343,861)	$ 7,131,753
Fidelity Central Funds (cost $2,100,174)	2,100,174
Total Investments (cost $25,444,035)		$ 9,231,927
Receivable for investments sold		84,360
Receivable for fund shares sold		22,689
Dividends receivable		6,009
Distributions receivable from Fidelity Central Funds		7,444
Prepaid expenses		100
Receivable from investment adviser for expense reductions		3,414
Other receivables		3,567
Total assets		9,359,510

Liabilities
Payable for fund shares redeemed	$ 9,434
Accrued management fee	3,934
Other affiliated payables	2,754
Other payables and accrued expenses	29,319
Collateral on securities loaned, at value	1,733,037
Total liabilities		1,778,478

Net Assets		$ 7,581,032
Net Assets consist of:
Paid in capital		$ 37,093,876
Undistributed net investment income		66,298
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,366,378)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,212,764)
Net Assets, for 753,163 shares outstanding		$ 7,581,032
Net Asset Value, offering price and redemption price per share ($7,581,032 ÷ 753,163 shares)		$ 10.07

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 322,332
Interest		17,580
Income from Fidelity Central Funds (including $82,801 from security lending)		86,385
Total income		426,297

Expenses
Management fee	$ 82,626
Transfer agent fees	44,818
Accounting and security lending fees	6,333
Custodian fees and expenses	21,321
Independent trustees' compensation	(59)
Registration fees	17,324
Audit	43,280
Legal	155
Miscellaneous	1,588
Total expenses before reductions	217,386
Expense reductions	(46,917)	170,469
Net investment income (loss)		255,828
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,822,668)
Foreign currency transactions	6,466
Total net realized gain (loss)		(6,816,202)
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,680,776)
Assets and liabilities in foreign currencies	(1,083)
Total change in net unrealized appreciation (depreciation)		(7,681,859)
Net gain (loss)		(14,498,061)
Net increase (decrease) in net assets resulting from operations		$ (14,242,233)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 255,828	$ 180,709
Net realized gain (loss)	(6,816,202)	(2,457,985)
Change in net unrealized appreciation (depreciation)	(7,681,859)	(8,070,240)
Net increase (decrease) in net assets resulting from operations	(14,242,233)	(10,347,516)
Distributions to shareholders from net investment income	(188,395)	(127,140)
Distributions to shareholders from net realized gain	(6,728)	(1,085,579)
Total distributions	(195,123)	(1,212,719)
Share transactions Proceeds from sales of shares	14,431,650	94,968,201
Reinvestment of distributions	185,758	1,178,198
Cost of shares redeemed	(18,426,076)	(106,496,383)
Net increase (decrease) in net assets resulting from share transactions	(3,808,668)	(10,349,984)
Redemption fees	4,272	25,460
Total increase (decrease) in net assets	(18,241,752)	(21,884,759)

Net Assets
Beginning of period	25,822,784	47,707,543
End of period (including undistributed net investment income of $66,298 and undistributed net investment income of $53,329, respectively)	$ 7,581,032	$ 25,822,784
Other Information Shares
Sold	682,736	2,141,928
Issued in reinvestment of distributions	12,936	31,562
Redeemed	(696,837)	(2,604,749)
Net increase (decrease)	(1,165)	(431,259)

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 34.23	$ 40.24	$ 34.35	$ 34.10	$ 32.36
Income from Investment Operations
Net investment income (loss) C	.42	.18	.06	.06	(.11)
Net realized and unrealized gain (loss)	(24.30)	(4.98)	5.85	.21	1.81
Total from investment operations	(23.88)	(4.80)	5.91	.27	1.70
Distributions from net investment income	(.28)	(.13)	(.06)	(.07)	-
Distributions from net realized gain	(.01)	(1.11)	-	-	-
Total distributions	(.29)	(1.24)	(.06)	(.07)	-
Redemption fees added to paid in capital C	.01	.03	.04	.05	.04
Net asset value, end of period	$ 10.07	$ 34.23	$ 40.24	$ 34.35	$ 34.10
Total Return A,B	(69.99)%	(12.11)%	17.33%	.94%	5.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.19%	1.58%	1.59%	1.64%
Expenses net of fee waivers, if any	1.15%	1.15%	1.22%	1.25%	1.58%
Expenses net of all reductions	1.15%	1.15%	1.21%	1.19%	1.56%
Net investment income (loss)	1.73%	.44%	.16%	.17%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,581	$ 25,823	$ 47,708	$ 15,361	$ 16,954
Portfolio turnover rate E	156%	258%	256%	206%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Construction and Housing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing Portfolio	-43.68%	-7.15%	1.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Construction and Housing Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Daniel Kelley, Portfolio Manager of Select Construction and Housing Portfolio: The fund returned -43.68% for the 12 months ending February 28, 2009, in line with its industry benchmark, the MSCI® US Investable Market Construction & Housing Custom Index, which declined 43.22%, and also closely tracking the S&P 500. Stock selection in the homebuilding group was the top contributor versus the MSCI index, as several companies held in the fund succeeded in strengthening their balance sheets, thereby increasing investor confidence in their survival and recovery. Another boost came from real estate development, where timely trading in a single holding, Forestar Group, produced results that far exceeded both overall fund performance and the group benchmark. Being underweighted in building products as well as in residential real estate investment trusts (REITs) also helped performance, although stock selection hurt in both instances. An untimely commitment to retail REITs, an out-of-index group, hurt results as well. Also detracting were an overweighting in real estate services and a combination of stock selection and an underweighting in home improvement retail. In the latter group, the fund overweighted Lowe's, believing it would outperform Home Depot - which was underweighted - but Lowe's turned in weaker results during the period, although still outperforming the benchmark. Overweighting Granite Construction, a leading road and infrastructure contractor, helped fund performance, as it stood to benefit from the federal government's economic stimulus program. Chicago Bridge & Iron, an out-of-benchmark holding, was the fund's biggest detractor, followed by commercial real estate broker CB Richard Ellis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Construction and Housing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	23.1	14.8
Lowe's Companies, Inc.	19.4	16.3
Sherwin-Williams Co.	3.9	1.3
Equity Residential (SBI)	3.1	2.8
KBR, Inc.	2.6	2.7
Pulte Homes, Inc.	2.4	3.7
Foster Wheeler AG	2.2	2.6
Centex Corp.	2.1	2.2
Masco Corp.	2.0	2.4
D.R. Horton, Inc.	2.0	1.5
	62.8
Top Industries (% of fund's net assets)
As of February 28, 2009
Specialty Retail	46.4%
Construction & Engineering	15.9%
Household Durables	14.8%
Real Estate Investment Trusts	10.9%
Building Products	3.2%
All Others*	8.8%

As of August 31, 2008
Specialty Retail	32.4%
Construction & Engineering	22.3%
Household Durables	13.6%
Real Estate Investment Trusts	13.4%
Real Estate Management & Development	5.5%
All Others*	12.8%

* Includes short-term investments and net other assets.

Annual Report

Select Construction and Housing Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
BUILDING PRODUCTS - 3.2%
Building Products - 3.2%
Masco Corp.	319,300	$ 1,644,395
NCI Building Systems, Inc. (a)	38,500	194,810
Owens Corning (a)	90,000	751,500
		2,590,705
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Environmental & Facility Services - 0.5%
EnergySolutions, Inc.	62,600	403,770
CONSTRUCTION & ENGINEERING - 15.9%
Construction & Engineering - 15.9%
Chicago Bridge & Iron Co. NV (NY Shares)	27,200	164,016
EMCOR Group, Inc. (a)	55,400	853,714
Fluor Corp.	44,000	1,463,000
Foster Wheeler AG (a)	121,500	1,827,360
Granite Construction, Inc.	25,200	896,616
Jacobs Engineering Group, Inc. (a)	34,600	1,167,404
KBR, Inc. (d)	166,200	2,094,120
MasTec, Inc. (a)	81,700	772,882
Perini Corp. (a)	14,800	226,736
Quanta Services, Inc. (a)	66,475	1,169,960
Shaw Group, Inc. (a)	41,600	970,944
URS Corp. (a)	46,171	1,427,607
		13,034,359
CONSTRUCTION MATERIALS - 3.0%
Construction Materials - 3.0%
Eagle Materials, Inc.	25,800	492,006
Martin Marietta Materials, Inc. (d)	11,700	895,752
Vulcan Materials Co. (d)	26,100	1,080,801
		2,468,559
CONTAINERS & PACKAGING - 1.2%
Paper Packaging - 1.2%
Temple-Inland, Inc.	213,100	1,012,225
HOUSEHOLD DURABLES - 14.8%
Homebuilding - 14.8%
Centex Corp.	282,752	1,755,890
D.R. Horton, Inc.	190,366	1,608,593
KB Home (d)	120,600	1,073,340
Lennar Corp. Class A (d)	84,500	564,460
M.D.C. Holdings, Inc.	43,600	1,100,028
Meritage Homes Corp. (a)	105,800	1,049,536

	Shares	Value
NVR, Inc. (a)	1,650	$ 549,071
Pulte Homes, Inc.	212,500	1,950,750
Ryland Group, Inc.	70,930	1,002,241
Toll Brothers, Inc. (a)	94,184	1,492,816
		12,146,725
INDUSTRIAL CONGLOMERATES - 1.8%
Industrial Conglomerates - 1.8%
McDermott International, Inc. (a)	124,800	1,471,392
REAL ESTATE INVESTMENT TRUSTS - 10.9%
Office REITs - 0.3%
SL Green Realty Corp.	23,127	268,736
Residential REITs - 9.3%
Apartment Investment & Management Co. Class A	87,271	455,555
AvalonBay Communities, Inc.	20,219	857,690
Camden Property Trust (SBI)	67,200	1,262,688
Equity Residential (SBI)	143,400	2,523,840
Essex Property Trust, Inc.	900	48,960
Home Properties, Inc.	50,700	1,345,578
UDR, Inc.	144,538	1,143,296
		7,637,607
Retail REITs - 1.3%
CBL & Associates Properties, Inc. (d)	168,500	522,350
Developers Diversified Realty Corp.	95,500	281,725
Simon Property Group, Inc.	7,500	248,250
		1,052,325
TOTAL REAL ESTATE INVESTMENT TRUSTS		8,958,668
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
Diversified Real Estate Activities - 1.0%
The St. Joe Co. (a)(d)	45,700	840,423
Real Estate Development - 0.5%
Forestar Group, Inc. (a)	52,900	397,808
Real Estate Services - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	126,500	365,585
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		1,603,816
SPECIALTY RETAIL - 46.4%
Home Improvement Retail - 46.4%
Home Depot, Inc. (d)	908,400	18,976,475
Lowe's Companies, Inc.	1,008,400	15,973,056
Sherwin-Williams Co.	70,000	3,216,500
		38,166,031
TOTAL COMMON STOCKS (Cost $125,939,535)		81,856,250
Money Market Funds - 19.4%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	472,462	$ 472,462
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	15,485,600	15,485,600
TOTAL MONEY MARKET FUNDS (Cost $15,958,062)		15,958,062
TOTAL INVESTMENT PORTFOLIO - 119.0% (Cost $141,897,597)		97,814,312
NET OTHER ASSETS - (19.0)%		(15,595,463)
NET ASSETS - 100%		$ 82,218,849
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,588
Fidelity Securities Lending Cash Central Fund	232,240
Total	$ 260,828
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 97,814,312	$ 97,814,312	$ -	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $8,111,449 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $3,686,932 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $15,027,006) - See accompanying schedule: Unaffiliated issuers (cost $125,939,535)	$ 81,856,250
Fidelity Central Funds (cost $15,958,062)	15,958,062
Total Investments (cost $141,897,597)		$ 97,814,312
Receivable for investments sold		346,779
Receivable for fund shares sold		315,694
Dividends receivable		70,443
Distributions receivable from Fidelity Central Funds		12,219
Prepaid expenses		666
Other receivables		1
Total assets		98,560,114

Liabilities
Payable for investments purchased	$ 251,124
Payable for fund shares redeemed	500,976
Accrued management fee	43,941
Other affiliated payables	28,202
Other payables and accrued expenses	31,422
Collateral on securities loaned, at value	15,485,600
Total liabilities		16,341,265

Net Assets		$ 82,218,849
Net Assets consist of:
Paid in capital		$ 142,163,375
Undistributed net investment income		62,009
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,922,841)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(44,083,694)
Net Assets, for 4,564,172 shares outstanding		$ 82,218,849
Net Asset Value, offering price and redemption price per share ($82,218,849 ÷ 4,564,172 shares)		$ 18.01

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 1,509,200
Interest		3,491
Income from Fidelity Central Funds (including $232,240 from security lending)		260,828
Total income		1,773,519

Expenses
Management fee	$ 461,415
Transfer agent fees	252,386
Accounting and security lending fees	35,135
Custodian fees and expenses	20,681
Independent trustees' compensation	427
Registration fees	26,762
Audit	36,817
Legal	421
Miscellaneous	10,120
Total expenses before reductions	844,164
Expense reductions	(4,168)	839,996
Net investment income (loss)		933,523
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,818,948)
Foreign currency transactions	(16,372)
Total net realized gain (loss)		(14,835,320)
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,400,654)
Assets and liabilities in foreign currencies	276
Total change in net unrealized appreciation (depreciation)		(38,400,378)
Net gain (loss)		(53,235,698)
Net increase (decrease) in net assets resulting from operations		$ (52,302,175)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 933,523	$ 662,118
Net realized gain (loss)	(14,835,320)	14,432,707
Change in net unrealized appreciation (depreciation)	(38,400,378)	(35,263,126)
Net increase (decrease) in net assets resulting from operations	(52,302,175)	(20,168,301)
Distributions to shareholders from net investment income	(984,426)	(364,617)
Distributions to shareholders from net realized gain	(2,251,733)	(9,440,593)
Total distributions	(3,236,159)	(9,805,210)
Share transactions Proceeds from sales of shares	123,225,729	41,496,610
Reinvestment of distributions	3,096,609	9,445,864
Cost of shares redeemed	(73,266,365)	(100,279,148)
Net increase (decrease) in net assets resulting from share transactions	53,055,973	(49,336,674)
Redemption fees	16,026	14,707
Total increase (decrease) in net assets	(2,466,335)	(79,295,478)

Net Assets
Beginning of period	84,685,184	163,980,662
End of period (including undistributed net investment income of $62,009 and undistributed net investment income of $401,942, respectively)	$ 82,218,849	$ 84,685,184
Other Information Shares
Sold	4,621,586	1,081,943
Issued in reinvestment of distributions	103,107	272,523
Redeemed	(2,712,351)	(2,368,762)
Net increase (decrease)	2,012,342	(1,014,296)

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 33.19	$ 45.98	$ 49.42	$ 45.82	$ 36.04
Income from Investment Operations
Net investment income (loss) C	.31	.26	.19	- H	.02
Net realized and unrealized gain (loss)	(14.35)	(8.49)	2.28	3.99	10.78
Total from investment operations	(14.04)	(8.23)	2.47	3.99	10.80
Distributions from net investment income	(.30)	(.16)	(.05)	(.01)	-
Distributions from net realized gain	(.85)	(4.41)	(5.87)	(.42)	(1.06)
Total distributions	(1.15)	(4.57)	(5.92)	(.43)	(1.06)
Redemption fees added to paid in capital C	.01	.01	.01	.04	.04
Net asset value, end of period	$ 18.01	$ 33.19	$ 45.98	$ 49.42	$ 45.82
Total Return A,B	(43.68)%	(18.11)%	5.41%	8.98%	30.28%
Ratios to Average Net Assets D,F
Expenses before reductions	1.03%	.98%	1.02%	1.05%	1.09%
Expenses net of fee waivers, if any	1.03%	.98%	1.02%	1.05%	1.09%
Expenses net of all reductions	1.02%	.97%	1.02%	1.01%	1.08%
Net investment income (loss)	1.14%	.63%	.41%	-%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,219	$ 84,685	$ 163,981	$ 244,403	$ 239,205
Portfolio turnover rate E	85%	102%	54%	154%	119%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Discretionary Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Consumer Discretionary Portfolio A	-40.37%	-8.78%	-4.35%

A Prior to October 1, 2006, Consumer Discretionary operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Consumer Discretionary Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500® market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from John Harris, Portfolio Manager of Select Consumer Discretionary Portfolio: For the 12-month period ending February 28, 2009, the fund's shares fell 40.37%, outpacing both the fund's sector benchmark, the MSCI® US Investable Market Consumer Discretionary Index, which declined 44.61%, and the Standard & Poor's 500 Index. Our performance versus the MSCI index was bolstered by stock selection across a wide variety of categories, including specialty stores, cable and satellite, automotive retail, broadcasting and catalog retail. Relative results also benefited from an overweighting in education services and underweightings in several of the index's weaker areas, including hotels, resorts and cruise lines, auto parts and equipment, and automobile manufacturers. Looking at individual stocks, adult education firm Apollo Group benefited from strong enrollment increases, and retailer Advance Auto Parts was helped by a trend towards do-it-yourself auto repairs, which sent its shares up. Also moving up were specialty store operator PetSmart and home improvement retailer Lowe's, both examples of leading franchises in their categories with good balance sheets and strong cash flow. Avoiding two index components that fell sharply - auto maker General Motors and media firm CBS - aided results as well. On the negative side, performance was held back by an overweighting and stock selection in casinos and gaming as well as by stock selection in general merchandise stores and homefurnishing retail. Underweighting restaurants detracted as well, but strong stock selection there more than made up the lost ground. Within casinos, our shares in Las Vegas Sands plummeted as the casino operator's business in Macau - a region of China that is one of the world's fastest-growing gaming markets - was hurt by the Chinese government's very successful attempt to slow down tourism growth in the region, among other factors. International Game Technology, which sells and leases slot machines, was hit by a general slowdown in the gaming industry. Underweighting home improvement retailer Home Depot, overweighting youth apparel retailer Tween brands and missing out on restaurant operator and index component Yum Brands held back results as well. I sold Tween Brands during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Consumer Discretionary Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	8.4	6.1
Lowe's Companies, Inc.	6.8	4.9
Target Corp.	6.5	6.8
Comcast Corp. Class A	5.3	4.4
Time Warner, Inc.	4.6	6.6
Home Depot, Inc.	4.2	1.9
The Walt Disney Co.	4.0	3.6
Staples, Inc.	3.6	2.9
Amazon.com, Inc.	2.9	2.3
The DIRECTV Group, Inc.	2.4	2.0
	48.7
Top Industries (% of fund's net assets)
As of February 28, 2009
Specialty Retail	24.8%
Media	22.8%
Hotels, Restaurants & Leisure	18.6%
Multiline Retail	7.2%
Textiles, Apparel & Luxury Goods	6.3%
All Others*	20.3%

As of August 31, 2008
Media	29.1%
Specialty Retail	23.5%
Hotels, Restaurants & Leisure	14.1%
Multiline Retail	7.7%
Textiles, Apparel & Luxury Goods	6.0%
All Others*	19.6%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Discretionary Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
AUTO COMPONENTS - 0.6%
Auto Parts & Equipment - 0.6%
Gentex Corp.	14,900	$ 119,200
AUTOMOBILES - 0.0%
Motorcycle Manufacturers - 0.0%
Harley-Davidson, Inc.	100	1,010
DISTRIBUTORS - 0.9%
Distributors - 0.9%
Li & Fung Ltd.	94,000	203,699
DIVERSIFIED CONSUMER SERVICES - 3.8%
Education Services - 3.3%
Apollo Group, Inc. Class A (non-vtg.) (a)	6,700	485,750
Princeton Review, Inc. (a)	11,214	51,584
Strayer Education, Inc.	1,000	169,750
		707,084
Specialized Consumer Services - 0.5%
Coinstar, Inc. (a)	4,200	109,788
TOTAL DIVERSIFIED CONSUMER SERVICES		816,872
FOOD & STAPLES RETAILING - 4.0%
Food Retail - 0.9%
Susser Holdings Corp. (a)	18,883	189,396
Hypermarkets & Super Centers - 3.1%
Costco Wholesale Corp.	11,700	495,378
Wal-Mart Stores, Inc.	3,500	172,340
		667,718
TOTAL FOOD & STAPLES RETAILING		857,114
HOTELS, RESTAURANTS & LEISURE - 18.6%
Casinos & Gaming - 3.2%
Bally Technologies, Inc. (a)	5,400	100,440
International Game Technology	20,800	183,456
Las Vegas Sands Corp. unit	900	34,200
Penn National Gaming, Inc. (a)	10,700	204,263
WMS Industries, Inc. (a)	8,600	155,918
		678,277
Hotels, Resorts & Cruise Lines - 1.7%
Carnival Corp. unit	18,900	369,684
Restaurants - 13.7%
Brinker International, Inc.	9,200	101,200
Burger King Holdings, Inc.	15,300	328,797
Darden Restaurants, Inc.	11,300	306,682
Jack in the Box, Inc. (a)	4,100	79,704
Krispy Kreme Doughnuts, Inc. warrants 3/2/12 (a)	721	73
McDonald's Corp.	34,400	1,797,400

	Shares	Value
Sonic Corp. (a)	21,500	$ 193,500
Wendy's/Arby's Group, Inc.	23,600	106,908
		2,914,264
TOTAL HOTELS, RESTAURANTS & LEISURE		3,962,225
HOUSEHOLD DURABLES - 1.8%
Homebuilding - 1.5%
Centex Corp.	8,900	55,269
Lennar Corp. Class A	6,570	43,888
Pulte Homes, Inc.	16,400	150,552
Toll Brothers, Inc. (a)	4,300	68,155
		317,864
Household Appliances - 0.3%
Whirlpool Corp.	3,300	73,359
TOTAL HOUSEHOLD DURABLES		391,223
INTERNET & CATALOG RETAIL - 2.9%
Internet Retail - 2.9%
Amazon.com, Inc. (d)	9,400	609,026
INTERNET SOFTWARE & SERVICES - 1.7%
Internet Software & Services - 1.7%
Dice Holdings, Inc. (a)	4,100	9,717
Google, Inc. Class A (sub. vtg.) (a)	1,078	364,353
		374,070
LEISURE EQUIPMENT & PRODUCTS - 1.2%
Leisure Products - 1.2%
Hasbro, Inc.	10,800	247,212
MEDIA - 22.8%
Advertising - 2.6%
Interpublic Group of Companies, Inc. (a)	42,400	161,544
Lamar Advertising Co. Class A (a)(d)	5,500	38,060
Omnicom Group, Inc.	14,600	350,838
		550,442
Broadcasting - 1.2%
Grupo Televisa SA de CV (CPO) sponsored ADR	21,300	259,221
Cable & Satellite - 9.0%
Comcast Corp. Class A	86,250	1,126,425
Liberty Media Corp. - Entertainment Class A (a)	8,400	145,488
The DIRECTV Group, Inc. (a)	25,400	506,476
Time Warner Cable, Inc. (a)	5,400	98,442
Virgin Media, Inc.	10,100	48,278
		1,925,109
Movies & Entertainment - 9.2%
Ascent Media Corp. (a)	1,300	30,485
News Corp. Class A	17,000	94,520
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Movies & Entertainment - continued
The Walt Disney Co.	50,900	$ 853,593
Time Warner, Inc.	127,300	971,299
		1,949,897
Publishing - 0.8%
McGraw-Hill Companies, Inc.	8,900	175,597
TOTAL MEDIA		4,860,266
MULTILINE RETAIL - 7.2%
Department Stores - 0.7%
Nordstrom, Inc. (d)	11,200	150,864
General Merchandise Stores - 6.5%
Target Corp.	48,700	1,378,697
TOTAL MULTILINE RETAIL		1,529,561
SPECIALTY RETAIL - 24.8%
Apparel Retail - 3.8%
Abercrombie & Fitch Co. Class A	7,200	158,328
Citi Trends, Inc. (a)	12,452	151,914
Ross Stores, Inc.	9,400	277,488
Urban Outfitters, Inc. (a)	8,500	141,440
Zumiez, Inc. (a)	9,700	76,533
		805,703
Automotive Retail - 3.0%
Advance Auto Parts, Inc.	11,700	447,525
AutoZone, Inc. (a)	1,300	184,899
		632,424
Computer & Electronics Retail - 1.1%
Gamestop Corp. Class A (a)	8,300	223,436
Home Improvement Retail - 11.6%
Home Depot, Inc.	42,550	888,870
Lowe's Companies, Inc.	92,400	1,463,616
Sherwin-Williams Co.	2,700	124,065
		2,476,551
Homefurnishing Retail - 0.7%
Williams-Sonoma, Inc.	18,200	158,886
Specialty Stores - 4.6%
PetSmart, Inc.	8,500	170,340
Sally Beauty Holdings, Inc. (a)	13,900	53,793
Staples, Inc.	47,750	761,613
		985,746
TOTAL SPECIALTY RETAIL		5,282,746

	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 6.3%
Apparel, Accessories & Luxury Goods - 2.4%
Coach, Inc. (a)	9,900	$ 138,402
G-III Apparel Group Ltd. (a)	10,559	35,901
Hanesbrands, Inc. (a)	11,300	79,100
Polo Ralph Lauren Corp. Class A	2,600	89,622
VF Corp.	3,400	176,460
		519,485
Footwear - 3.9%
Iconix Brand Group, Inc. (a)	44,934	363,965
NIKE, Inc. Class B	11,000	456,830
		820,795
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,340,280
TOTAL COMMON STOCKS (Cost $29,597,999)		20,594,504
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 0.59% (b)	788,303	788,303
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	346,650	346,650
TOTAL MONEY MARKET FUNDS (Cost $1,134,953)		1,134,953
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $30,732,952)		21,729,457
NET OTHER ASSETS - (1.9)%		(404,679)
NET ASSETS - 100%		$ 21,324,778
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,287
Fidelity Securities Lending Cash Central Fund	30,348
Total	$ 36,635
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 21,729,457	$ 21,491,485	$ 237,972	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $2,598,465 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $2,111,320 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $352,524) - See accompanying schedule: Unaffiliated issuers (cost $29,597,999)	$ 20,594,504
Fidelity Central Funds (cost $1,134,953)	1,134,953
Total Investments (cost $30,732,952)		$ 21,729,457
Receivable for investments sold		129,234
Receivable for fund shares sold		228,665
Dividends receivable		42,352
Distributions receivable from Fidelity Central Funds		986
Prepaid expenses		201
Receivable from investment adviser for expense reductions		1,483
Other receivables		3,407
Total assets		22,135,785

Liabilities
Payable for investments purchased	$ 341,086
Payable for fund shares redeemed	78,309
Accrued management fee	10,257
Other affiliated payables	5,997
Other payables and accrued expenses	28,708
Collateral on securities loaned, at value	346,650
Total liabilities		811,007

Net Assets		$ 21,324,778
Net Assets consist of:
Paid in capital		$ 35,623,251
Undistributed net investment income		18,727
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,313,797)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(9,003,403)
Net Assets, for 1,827,380 shares outstanding		$ 21,324,778
Net Asset Value, offering price and redemption price per share ($21,324,778 ÷ 1,827,380 shares)		$ 11.67

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 364,136
Interest		1,221
Income from Fidelity Central Funds (including $30,348 from security lending)		36,635
Total income		401,992

Expenses
Management fee	$ 127,329
Transfer agent fees	68,293
Accounting and security lending fees	9,480
Custodian fees and expenses	10,338
Independent trustees' compensation	119
Registration fees	14,879
Audit	35,469
Legal	134
Miscellaneous	4,289
Total expenses before reductions	270,330
Expense reductions	(8,977)	261,353
Net investment income (loss)		140,639
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,819,740)
Foreign currency transactions	(78)
Total net realized gain (loss)		(4,819,818)
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,359,601)
Assets and liabilities in foreign currencies	(148)
Total change in net unrealized appreciation (depreciation)		(7,359,749)
Net gain (loss)		(12,179,567)
Net increase (decrease) in net assets resulting from operations		$ (12,038,928)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 140,639	$ 11,090
Net realized gain (loss)	(4,819,818)	2,705,370
Change in net unrealized appreciation (depreciation)	(7,359,749)	(7,480,695)
Net increase (decrease) in net assets resulting from operations	(12,038,928)	(4,764,235)
Distributions to shareholders from net investment income	(120,743)	(92,720)
Distributions to shareholders from net realized gain	(12,281)	(4,074,749)
Total distributions	(133,024)	(4,167,469)
Share transactions Proceeds from sales of shares	23,110,904	17,128,934
Reinvestment of distributions	128,293	4,040,997
Cost of shares redeemed	(14,047,507)	(28,195,911)
Net increase (decrease) in net assets resulting from share transactions	9,191,690	(7,025,980)
Redemption fees	7,634	5,785
Total increase (decrease) in net assets	(2,972,628)	(15,951,899)

Net Assets
Beginning of period	24,297,406	40,249,305
End of period (including undistributed net investment income of $18,727 and undistributed net investment income of $1,957, respectively)	$ 21,324,778	$ 24,297,406
Other Information Shares
Sold	1,454,483	690,579
Issued in reinvestment of distributions	9,406	171,597
Redeemed	(870,086)	(1,127,796)
Net increase (decrease)	593,803	(265,620)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.70	$ 26.85	$ 25.74	$ 24.23	$ 24.21
Income from Investment Operations
Net investment income (loss) C	.10	.01	.11 F	(.03)	(.07)
Net realized and unrealized gain (loss)	(8.05)	(3.95)	3.15	1.80	1.05
Total from investment operations	(7.95)	(3.94)	3.26	1.77	.98
Distributions from net investment income	(.08)	(.06)	-	-	-
Distributions from net realized gain	(.01)	(3.15)	(2.16)	(.26)	(.97)
Total distributions	(.09)	(3.21)	(2.16)	(.26)	(.97)
Redemption fees added to paid in capital C	.01	- I	.01	- I	.01
Net asset value, end of period	$ 11.67	$ 19.70	$ 26.85	$ 25.74	$ 24.23
Total Return A,B	(40.37)%	(16.15)%	12.99%	7.31%	4.18%
Ratios to Average Net Assets D,G
Expenses before reductions	1.19%	1.12%	1.14%	1.15%	1.23%
Expenses net of fee waivers, if any	1.15%	1.12%	1.14%	1.15%	1.22%
Expenses net of all reductions	1.15%	1.12%	1.13%	1.13%	1.19%
Net investment income (loss)	.62%	.03%	.43% F	(.11)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,325	$ 24,297	$ 40,249	$ 49,682	$ 39,748
Portfolio turnover rate E	71%	108%	244%	71%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Leisure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Leisure Portfolio	-32.07%	-2.97%	-0.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Leisure Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500 Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000 Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite Index dropped 38.77%.

Comments from Peter Dixon, Portfolio Manager of Select Leisure Portfolio: During the year, the fund lost 32.07%, outpacing the S&P 500 and the 35.26% loss of the MSCI® US Investable Market Consumer Services Index. The fund was helped considerably by good stock selection in casinos and gaming and in the restaurant industry. However, results were held back by an overweighting in casinos and gaming, which had a very rough year, and an underweighting in restaurants, which fared much better than most other groups in the industry. Holding a modest amount of cash also helped. The biggest individual contributions came from underweighted positions in MGM Mirage, Wynn Resorts and International Game Technology, as all three gaming stocks suffered from the recession's impact on discretionary consumer spending. I sold MGM and Wynn. Darden Restaurants, which owns Olive Garden and Red Lobster, was a strong performer in casual dining. Food-service distributor Sysco, an out-of-benchmark position, gained from the rising price of food. I sold the stock as inflation eased. Having a smaller-than-benchmark position in McDonald's was costly, as the fast-food restaurant chain did well. The fund's overweighting in weak casino/gaming stocks Las Vegas Sands and Bally Technologies also detracted. Motorcycle manufacturer Harley-Davidson, an out-of-benchmark holding, was hurt by poor consumer demand, and I ultimately sold our position. The fund also lost ground from underweighting strong-performing educational services firm Corinthian Colleges, as its enrollment rose and the stock soared.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Leisure Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	24.2	24.3
Yum! Brands, Inc.	6.9	7.4
Carnival Corp. unit	6.0	4.7
Apollo Group, Inc. Class A (non-vtg.)	5.5	3.5
Darden Restaurants, Inc.	4.4	2.1
H&R Block, Inc.	3.7	3.4
Penn National Gaming, Inc.	3.6	3.8
Burger King Holdings, Inc.	3.6	2.4
Hasbro, Inc.	2.8	2.9
ITT Educational Services, Inc.	2.6	1.3
	63.3
Top Industries (% of fund's net assets)
As of February 28, 2009
Hotels, Restaurants & Leisure	73.4%
Diversified Consumer Services	22.6%
Leisure Equipment & Products	2.9%
Food Products	0.3%
Specialty Retail	0.2%
All Others*	0.6%

As of August 31, 2008
Hotels, Restaurants & Leisure	74.5%
Diversified Consumer Services	14.7%
Leisure Equipment & Products	3.5%
Food & Staples Retailing	2.9%
Automobiles	1.0%
All Others*	3.4%

* Includes short-term investments and net other assets.

Annual Report

Select Leisure Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 22.6%
Education Services - 14.5%
American Public Education, Inc. (a)	26,300	$ 982,305
Apollo Group, Inc. Class A (non-vtg.) (a)	120,300	8,721,750
Capella Education Co. (a)	10,800	598,968
Career Education Corp. (a)	69,200	1,707,164
Corinthian Colleges, Inc. (a)	56,442	1,111,907
DeVry, Inc.	62,300	3,236,485
ITT Educational Services, Inc. (a)	36,600	4,154,100
Strayer Education, Inc.	15,566	2,642,329
		23,155,008
Specialized Consumer Services - 8.1%
Brinks Home Security Holdings, Inc. (a)	55,800	1,170,126
Coinstar, Inc. (a)	77,300	2,020,622
H&R Block, Inc. (d)	305,100	5,827,410
Hillenbrand, Inc.	73,400	1,230,918
Matthews International Corp. Class A	23,200	805,968
Regis Corp.	33,900	427,140
Service Corp. International	286,500	968,370
Sotheby's Class A (ltd. vtg.) (d)	1,600	10,736
Steiner Leisure Ltd. (a)	13,700	345,377
Stewart Enterprises, Inc. Class A	7,000	16,240
		12,822,907
TOTAL DIVERSIFIED CONSUMER SERVICES		35,977,915
FOOD PRODUCTS - 0.3%
Packaged Foods & Meats - 0.3%
TreeHouse Foods, Inc. (a)	17,368	463,552
HOTELS, RESTAURANTS & LEISURE - 73.4%
Casinos & Gaming - 9.0%
Ameristar Casinos, Inc.	34,800	342,432
Bally Technologies, Inc. (a)	109,000	2,027,400
International Game Technology	214,500	1,891,890
Las Vegas Sands Corp. unit	11,700	444,600
Penn National Gaming, Inc. (a)	304,700	5,816,723
WMS Industries, Inc. (a)(d)	210,800	3,821,804
		14,344,849
Hotels, Resorts & Cruise Lines - 11.3%
Carnival Corp. unit	489,500	9,574,620
Marriott International, Inc. Class A	288,600	4,086,576
Orient Express Hotels Ltd. Class A	110,800	438,768
Royal Caribbean Cruises Ltd. (d)	269,600	1,617,600
Starwood Hotels & Resorts Worldwide, Inc.	185,100	2,145,309
Wyndham Worldwide Corp.	11,000	40,590
		17,903,463
Leisure Facilities - 1.0%
International Speedway Corp. Class A	24,400	471,652

	Shares	Value
Life Time Fitness, Inc. (a)(d)	24,800	$ 212,288
Vail Resorts, Inc. (a)(d)	45,000	849,600
		1,533,540
Restaurants - 52.1%
Brinker International, Inc.	131,800	1,449,800
Buffalo Wild Wings, Inc. (a)(d)	100,561	3,104,318
Burger King Holdings, Inc.	268,700	5,774,363
Chipotle Mexican Grill, Inc. Class B (a)	55,209	2,769,283
Darden Restaurants, Inc.	255,700	6,939,698
Domino's Pizza, Inc. (a)	91,500	624,945
Jack in the Box, Inc. (a)	99,000	1,924,560
Krispy Kreme Doughnuts, Inc. warrants 3/2/12 (a)	4,752	484
McDonald's Corp.	735,800	38,445,549
Panera Bread Co. Class A (a)(d)	16,200	713,448
Red Robin Gourmet Burgers, Inc. (a)	46,000	653,660
Sonic Corp. (a)	87,300	785,700
Starbucks Corp. (a)	387,100	3,541,965
Tim Hortons, Inc. (d)	169,800	4,007,280
Wendy's/Arby's Group, Inc.	287,750	1,303,508
Yum! Brands, Inc.	414,800	10,900,944
		82,939,505
TOTAL HOTELS, RESTAURANTS & LEISURE		116,721,357
LEISURE EQUIPMENT & PRODUCTS - 2.9%
Leisure Products - 2.9%
Brunswick Corp.	72,500	224,025
Hasbro, Inc.	193,200	4,422,348
		4,646,373
SPECIALTY RETAIL - 0.2%
Specialty Stores - 0.2%
MarineMax, Inc. (a)	49,800	71,712
Sally Beauty Holdings, Inc. (a)	81,100	313,857
		385,569
TOTAL COMMON STOCKS (Cost $179,300,762)		158,194,766
Money Market Funds - 5.3%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	366,738	$ 366,738
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	8,012,875	8,012,875
TOTAL MONEY MARKET FUNDS (Cost $8,379,613)		8,379,613
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $187,680,375)		166,574,379
NET OTHER ASSETS - (4.7)%		(7,459,706)
NET ASSETS - 100%		$ 159,114,673
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,544
Fidelity Securities Lending Cash Central Fund	288,265
Total	$ 333,809
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 166,574,379	$ 166,129,295	$ 445,084	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $29,605,284 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $8,855,209 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $7,597,087) - See accompanying schedule: Unaffiliated issuers (cost $179,300,762)	$ 158,194,766
Fidelity Central Funds (cost $8,379,613)	8,379,613
Total Investments (cost $187,680,375)		$ 166,574,379
Receivable for investments sold		631,929
Receivable for fund shares sold		255,039
Dividends receivable		396,272
Distributions receivable from Fidelity Central Funds		13,469
Prepaid expenses		1,326
Other receivables		1
Total assets		167,872,415

Liabilities
Payable for investments purchased	$ 350,552
Payable for fund shares redeemed	242,034
Accrued management fee	78,233
Other affiliated payables	45,936
Other payables and accrued expenses	28,112
Collateral on securities loaned, at value	8,012,875
Total liabilities		8,757,742

Net Assets		$ 159,114,673
Net Assets consist of:
Paid in capital		$ 223,229,188
Undistributed net investment income		370,424
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,378,531)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(21,106,408)
Net Assets, for 3,441,292 shares outstanding		$ 159,114,673
Net Asset Value, offering price and redemption price per share ($159,114,673 ÷ 3,441,292 shares)		$ 46.24

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 2,977,802
Interest		7,116
Income from Fidelity Central Funds (including $288,265 from security lending)		333,809
Total income		3,318,727

Expenses
Management fee	$ 967,482
Transfer agent fees	478,995
Accounting and security lending fees	72,547
Custodian fees and expenses	8,437
Independent trustees' compensation	760
Registration fees	21,435
Audit	35,915
Legal	992
Miscellaneous	14,517
Total expenses before reductions	1,601,080
Expense reductions	(2,470)	1,598,610
Net investment income (loss)		1,720,117
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,989,687)
Foreign currency transactions	3,905
Total net realized gain (loss)		(41,985,782)
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,337,804)
Assets and liabilities in foreign currencies	(412)
Total change in net unrealized appreciation (depreciation)		(24,338,216)
Net gain (loss)		(66,323,998)
Net increase (decrease) in net assets resulting from operations		$ (64,603,881)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,720,117	$ 2,117,253
Net realized gain (loss)	(41,985,782)	9,362,661
Change in net unrealized appreciation (depreciation)	(24,338,216)	(26,974,478)
Net increase (decrease) in net assets resulting from operations	(64,603,881)	(15,494,564)
Distributions to shareholders from net investment income	(1,549,729)	(1,643,447)
Distributions to shareholders from net realized gain	(827,037)	(15,189,403)
Total distributions	(2,376,766)	(16,832,850)
Share transactions Proceeds from sales of shares	72,683,633	58,157,500
Reinvestment of distributions	2,234,565	15,968,498
Cost of shares redeemed	(59,254,513)	(89,724,085)
Net increase (decrease) in net assets resulting from share transactions	15,663,685	(15,598,087)
Redemption fees	7,977	8,856
Total increase (decrease) in net assets	(51,308,985)	(47,916,645)

Net Assets
Beginning of period	210,423,658	258,340,303
End of period (including undistributed net investment income of $370,424 and undistributed net investment income of $542,997, respectively)	$ 159,114,673	$ 210,423,658
Other Information Shares
Sold	1,360,167	727,886
Issued in reinvestment of distributions	38,286	202,679
Redeemed	(1,005,494)	(1,127,342)
Net increase (decrease)	392,959	(196,777)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 69.03	$ 79.61	$ 80.64	$ 75.07	$ 74.40
Income from Investment Operations
Net investment income (loss) C	.60	.69	.25 F	(.28)	(.20)
Net realized and unrealized gain (loss)	(22.57)	(5.73)	10.52	8.83	5.55
Total from investment operations	(21.97)	(5.04)	10.77	8.55	5.35
Distributions from net investment income	(.54)	(.55)	(.12)	-	-
Distributions from net realized gain	(.28)	(4.99)	(11.69)	(2.98)	(4.70)
Total distributions	(.82)	(5.54)	(11.81)	(2.98)	(4.70)
Redemption fees added to paid in capital C	- I	- I	.01	- I	.02
Net asset value, end of period	$ 46.24	$ 69.03	$ 79.61	$ 80.64	$ 75.07
Total Return A,B	(32.07)%	(7.09)%	13.61%	11.67%	7.43%
Ratios to Average Net Assets D,G
Expenses before reductions	.93%	.91%	.96%	.99%	1.01%
Expenses net of fee waivers, if any	.93%	.91%	.96%	.99%	1.01%
Expenses net of all reductions	.93%	.91%	.94%	.94%	.96%
Net investment income (loss)	1.00%	.86%	.31% F	(.37)%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,115	$ 210,424	$ 258,340	$ 205,290	$ 206,406
Portfolio turnover rate E	120%	74%	179%	107%	117%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Multimedia Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Multimedia Portfolio	-46.75%	-10.44%	-3.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Multimedia Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500® market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Kristina Salen, Portfolio Manager of Select Multimedia Portfolio: For the 12-month period ending February 28, 2009, the fund's shares fell 46.75%, outpacing the fund's industry benchmark, the MSCI® US Investable Market Media Index, which declined 51.51%, but lagging the Standard & Poor's 500 Index. A key factor in the fund's performance versus the MSCI index was avoiding or underweighting traditional media companies - such as broadcasting and publishing - that were hardest hit when the economy turned south and advertising declined precipitously during the second half of the period. Strong stock selection in those areas contributed as well. For example, within broadcasting, underweighting media giant CBS and not owning regional multimedia firm Belo aided results as their stocks sank significantly, while in print, underweighting newspaper publisher Gannett paid off. Likewise, an underweighting and favorable stock picks in movies and entertainment provided a boost, including an underweighting in traditional media conglomerate News Corp. Elsewhere, underweighting highly leveraged satellite radio company SiriusXM, along with a timely underweighting of non-fiction cable broadcaster Discovery Holding - which underwent a merger in September 2008 and became known as Discovery Communications - also helped. Outside of the benchmark, stock selection in Internet software and services played a significant role, including a position in new-media and online advertising giant Google. Also benefiting performance was a stake in holding company and index component Liberty Media, which represented a play on the cable and satellite industry. The fund's cash position was a positive as well. On the negative side, underweighting cable and satellite companies - including industry leader Comcast - detracted from results, though it was offset by good selection in that segment otherwise. Several weak picks in broadcasting hurt returns, including underweighting Discovery Communications, which was one of the industry's better performers after its merger deal was consummated, and Clear Channel Communications, which was acquired by a private-equity firm. Elsewhere in broadcasting, a non-benchmark position in Bermuda-based Central European Media detracted. National CineMedia, a leader in movie screen advertising, was another disappointment. An out-of-benchmark stake in Las Vegas Sands within the casinos and gaming area was a big negative, as the stock sank when local regulatory issues hurt its business in Macau, China. Also detracting were weak stock picking in advertising and a number of poor choices in out-of-index areas such as human resources and employment, and communications equipment. Some of the stocks I've discussed were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Multimedia Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Time Warner, Inc.	12.5	14.6
The Walt Disney Co.	11.7	11.9
Comcast Corp. Class A	9.9	8.8
Liberty Media Corp. - Entertainment Class A	6.3	3.5
Comcast Corp. Class A (special) (non-vtg.)	4.9	3.7
The DIRECTV Group, Inc.	4.5	4.9
Viacom, Inc. Class B (non-vtg.)	4.4	3.9
News Corp. Class A	3.9	5.4
Google, Inc. Class A (sub. vtg.)	3.8	1.4
Omnicom Group, Inc.	3.5	3.7
	65.4
Top Industries (% of fund's net assets)
As of February 28, 2009
Media	82.2%
Internet Software & Services	7.0%
Internet & Catalog Retail	0.6%
Communications Equipment	0.5%
Professional Services	0.4%
All Others*	9.3%

As of August 31, 2008
Media	82.3%
Internet Software & Services	2.5%
Software	1.3%
Communications Equipment	0.9%
Computers & Peripherals	0.7%
All Others*	12.3%

* Includes short-term investments and net other assets.

Annual Report

Select Multimedia Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.5%
Communications Equipment - 0.5%
Juniper Networks, Inc. (a)	9,300	$ 132,153
INTERNET & CATALOG RETAIL - 0.6%
Catalog Retail - 0.1%
Liberty Media Corp. - Interactive Series A (a)	10,500	34,020
Internet Retail - 0.5%
B2W Companhia Global Do Varejo	5,900	52,126
Priceline.com, Inc. (a)(d)	900	76,374
		128,500
TOTAL INTERNET & CATALOG RETAIL		162,520
INTERNET SOFTWARE & SERVICES - 7.0%
Internet Software & Services - 7.0%
Akamai Technologies, Inc. (a)	3,600	65,124
Baidu.com, Inc. sponsored ADR (a)	300	44,496
Bankrate, Inc. (a)	2,000	44,600
Dice Holdings, Inc. (a)	68,700	162,819
eBay, Inc. (a)	2,200	23,914
Google, Inc. Class A (sub. vtg.) (a)	2,950	997,071
Mercadolibre, Inc. (a)	2,200	36,762
Move, Inc. (a)	34,200	55,404
Omniture, Inc. (a)	6,900	78,384
Sohu.com, Inc. (a)	2,600	128,440
Tencent Holdings Ltd.	32,400	185,102
		1,822,116
MEDIA - 82.2%
Advertising - 5.5%
Interpublic Group of Companies, Inc. (a)	103,300	393,573
Lamar Advertising Co. Class A (a)(d)	17,900	123,868
Omnicom Group, Inc.	38,600	927,558
		1,444,999
Broadcasting - 3.0%
Central European Media Enterprises Ltd. Class A (a)(d)	4,900	31,164
Citadel Broadcasting Corp. (a)	8	1
Discovery Communications, Inc. (a)	16,250	252,038
Discovery Communications, Inc. Class C (a)	14,850	217,998
Entercom Communications Corp. Class A	3,600	3,708
Grupo Televisa SA de CV (CPO) sponsored ADR	23,700	288,429
Sinclair Broadcast Group, Inc. Class A	600	672
		794,010
Cable & Satellite - 35.7%
Cablevision Systems Corp. - NY Group Class A	42,200	548,178
Comcast Corp.:
Class A	199,250	2,602,205
Class A (special) (non-vtg.)	106,000	1,287,900

	Shares	Value
DISH Network Corp. Class A (a)	47,500	$ 534,375
Liberty Global, Inc.:
Class A (a)	23,075	283,130
Class C (a)	12,800	152,192
Liberty Media Corp.:
- Capital Series A (a)	8,400	43,176
- Entertainment Class A (a)	94,400	1,635,008
Net Servicos de Comunicacao SA sponsored ADR	9,200	57,316
RRSat Global Communications Network Ltd.	12,700	139,700
Scripps Networks Interactive, Inc. Class A	8,300	165,253
Sirius XM Radio, Inc. (a)	1,460	234
The DIRECTV Group, Inc. (a)	59,000	1,176,460
Time Warner Cable, Inc. (a)	14,500	264,335
Virgin Media, Inc.	94,300	450,754
		9,340,216
Movies & Entertainment - 35.1%
Ascent Media Corp. (a)	85	1,993
Cinemark Holdings, Inc.	3,800	29,222
Cinemax India Ltd.	56,743	36,849
DreamWorks Animation SKG, Inc. Class A (a)	13,700	264,273
Lions Gate Entertainment Corp. (a)	21,100	106,766
Live Nation, Inc. (a)	98	344
Marvel Entertainment, Inc. (a)	5,400	139,644
News Corp. Class A	182,582	1,015,156
Regal Entertainment Group Class A	4,500	46,080
The Walt Disney Co.	183,200	3,072,264
Time Warner, Inc.	429,500	3,277,082
Viacom, Inc. Class B (non-vtg.) (a)	74,300	1,143,477
Vivendi	2,304	54,767
		9,187,917
Publishing - 2.9%
E.W. Scripps Co. Class A	233	266
Gannett Co., Inc. (d)	6,000	19,440
McGraw-Hill Companies, Inc.	35,400	698,442
R.H. Donnelley Corp. (a)	200	34
The New York Times Co. Class A (d)	8,900	36,757
		754,939
TOTAL MEDIA		21,522,081
PROFESSIONAL SERVICES - 0.4%
Human Resource & Employment Services - 0.4%
Monster Worldwide, Inc. (a)	15,500	102,145
SOFTWARE - 0.4%
Home Entertainment Software - 0.0%
Gameloft (a)	900	1,419
Ubisoft Entertainment SA (a)	100	1,488
		2,907
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - 0.4%
Macrovision Solutions Corp. (a)	5,800	$ 91,234
TOTAL SOFTWARE		94,141
SPECIALTY RETAIL - 0.2%
Computer & Electronics Retail - 0.2%
Gamestop Corp. Class A (a)	2,200	59,224
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Vivo Participacoes SA sponsored ADR	3,900	63,219
TOTAL COMMON STOCKS (Cost $40,431,050)		23,957,599
Money Market Funds - 9.1%

Fidelity Cash Central Fund, 0.59% (b)	2,187,610	2,187,610
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	208,025	208,025
TOTAL MONEY MARKET FUNDS (Cost $2,395,635)		2,395,635
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $42,826,685)		26,353,234
NET OTHER ASSETS - (0.6)%		(169,787)
NET ASSETS - 100%		$ 26,183,447
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,180
Fidelity Securities Lending Cash Central Fund	51,682
Total	$ 96,862
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 26,353,234	$ 26,073,609	$ 279,625	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $3,658,632 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $1,637,197 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $206,904) - See accompanying schedule: Unaffiliated issuers (cost $40,431,050)	$ 23,957,599
Fidelity Central Funds (cost $2,395,635)	2,395,635
Total Investments (cost $42,826,685)		$ 26,353,234
Receivable for fund shares sold		78,139
Dividends receivable		35,561
Distributions receivable from Fidelity Central Funds		1,796
Prepaid expenses		325
Other receivables		16
Total assets		26,469,071

Liabilities
Payable for fund shares redeemed	$ 28,215
Accrued management fee	13,120
Other affiliated payables	8,225
Other payables and accrued expenses	28,039
Collateral on securities loaned, at value	208,025
Total liabilities		285,624

Net Assets		$ 26,183,447
Net Assets consist of:
Paid in capital		$ 48,071,482
Undistributed net investment income		17,559
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,432,132)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,473,462)
Net Assets, for 1,433,323 shares outstanding		$ 26,183,447
Net Asset Value, offering price and redemption price per share ($26,183,447 ÷ 1,433,323 shares)		$ 18.27

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 427,526
Interest		7,433
Income from Fidelity Central Funds (including $51,682 from security lending)		96,862
Total income		531,821

Expenses
Management fee	$ 230,318
Transfer agent fees	125,395
Accounting and security lending fees	17,737
Custodian fees and expenses	5,932
Independent trustees' compensation	220
Registration fees	15,209
Audit	39,575
Legal	301
Miscellaneous	4,913
Total expenses before reductions	439,600
Expense reductions	(94)	439,506
Net investment income (loss)		92,315
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,232,428)
Foreign currency transactions	81
Total net realized gain (loss)		(5,232,347)
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,069,667)
Assets and liabilities in foreign currencies	(26)
Total change in net unrealized appreciation (depreciation)		(18,069,693)
Net gain (loss)		(23,302,040)
Net increase (decrease) in net assets resulting from operations		$ (23,209,725)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 92,315	$ 8,560
Net realized gain (loss)	(5,232,347)	7,111,365
Change in net unrealized appreciation (depreciation)	(18,069,693)	(17,201,284)
Net increase (decrease) in net assets resulting from operations	(23,209,725)	(10,081,359)
Distributions to shareholders from net investment income	(80,043)	-
Distributions to shareholders from net realized gain	(1,247,080)	(9,951,014)
Total distributions	(1,327,123)	(9,951,014)
Share transactions Proceeds from sales of shares	18,040,482	36,431,773
Reinvestment of distributions	1,278,352	9,517,533
Cost of shares redeemed	(30,742,054)	(54,588,877)
Net increase (decrease) in net assets resulting from share transactions	(11,423,220)	(8,639,571)
Redemption fees	2,063	7,037
Total increase (decrease) in net assets	(35,958,005)	(28,664,907)

Net Assets
Beginning of period	62,141,452	90,806,359
End of period (including undistributed net investment income of $17,559 and undistributed net investment income of $8,513, respectively)	$ 26,183,447	$ 62,141,452
Other Information Shares
Sold	601,001	853,857
Issued in reinvestment of distributions	39,967	225,807
Redeemed	(967,838)	(1,238,899)
Net increase (decrease)	(326,870)	(159,235)

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 35.30	$ 47.31	$ 47.33	$ 43.55	$ 44.83
Income from Investment Operations
Net investment income (loss) C	.06	.01	(.07)	(.12)	(.18)
Net realized and unrealized gain (loss)	(16.17)	(5.79)	6.27	4.70	.19
Total from investment operations	(16.11)	(5.78)	6.20	4.58	.01
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(.86)	(6.23)	(6.23)	(.80)	(1.30)
Total distributions	(.92)	(6.23)	(6.23)	(.80)	(1.30)
Redemption fees added to paid in capital C	- H	- H	.01	- H	.01
Net asset value, end of period	$ 18.27	$ 35.30	$ 47.31	$ 47.33	$ 43.55
Total Return A,B	(46.75)%	(13.88)%	13.73%	10.48%	.01%
Ratios to Average Net Assets D,F
Expenses before reductions	1.07%	.99%	1.04%	1.07%	1.07%
Expenses net of fee waivers, if any	1.07%	.99%	1.04%	1.07%	1.07%
Expenses net of all reductions	1.07%	.98%	1.04%	1.04%	1.03%
Net investment income (loss)	.22%	.01%	(.16)%	(.27)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,183	$ 62,141	$ 90,806	$ 80,715	$ 125,615
Portfolio turnover rate E	39%	68%	179%	48%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Retailing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Retailing Portfolio	-27.09%	-4.09%	-2.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Retailing Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500® market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Evan Hornbuckle, Portfolio Manager of Select Retailing Portfolio: For the 12-month period ending February 28, 2009, the fund's shares fell 27.09%, outpacing both the fund's industry benchmark, the MSCI® US Investable Market Retailing Index, which declined 34.70%, and the S&P 500. A key factor in the fund's performance versus the MSCI index was my emphasis on undervalued companies with a lower dependence on discretionary product lines, including automotive parts retailers AutoZone and Advance Auto Parts, and an out-of-index stake in low-price retailer Wal-Mart. I also sought out companies that enjoyed a competitive advantage and market share gains, increasing the likelihood that they'd be industry survivors. Office-supply retailer Staples fell into this category. Good stock selection within general merchandise stores boosted performance, including underweighting Target, which faced competitive pressures, an uncompelling valuation and exposure to a deteriorating credit-card business. Within apparel retail, a combination of favorable picks aided returns, including overweightings in off-price apparel retailers Ross Stores and TJX Companies, and an underweighting in struggling Limited Brands. The fund's cash position helped returns as well. On the negative side, stock selection and an underweighting in distributors and home improvement retailers, including Home Depot and Lowe's, dragged on performance. A stake in OfficeMax detracted, as did an investment in apparel retailer Abercrombie & Fitch, which lost ground to more-promotional competitors that resulted in larger-than-expected sales declines, especially during the holiday season. An out-of-benchmark position in Internet auction pioneer eBay detracted as well. Within the auto replacement parts arena, underweighting distributor Genuine Parts and retailer O'Reilly Automotive proved disappointing, although other investments in the area more than offset the losses. Not holding a stake in department store chain Kohl's near the end of the period, which performed well in a dismal retailing environment, hurt as well. Some of the stocks I've discussed were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Retailing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Staples, Inc.	14.5	11.8
Lowe's Companies, Inc.	9.6	6.4
Home Depot, Inc.	8.6	6.7
Target Corp.	7.5	4.9
Amazon.com, Inc.	6.3	3.7
TJX Companies, Inc.	4.6	2.2
Best Buy Co., Inc.	4.3	1.8
Ross Stores, Inc.	2.7	1.1
AutoZone, Inc.	2.6	3.0
Signet Jewelers Ltd.	2.3	0.0
	63.0
Top Industries (% of fund's net assets)
As of February 28, 2009
Specialty Retail	68.9%
Multiline Retail	11.5%
Internet & Catalog Retail	9.6%
Food & Staples Retailing	1.8%
Distributors	1.5%
All Others*	6.7%

As of August 31, 2008
Specialty Retail	57.3%
Food & Staples Retailing	13.5%
Multiline Retail	9.1%
Internet & Catalog Retail	9.1%
Internet Software & Services	3.4%
All Others*	7.6%

* Includes short-term investments and net other assets.

Annual Report

Select Retailing Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Cintas Corp.	100	$ 2,029
DISTRIBUTORS - 1.5%
Distributors - 1.5%
Genuine Parts Co.	20,600	579,684
DIVERSIFIED CONSUMER SERVICES - 1.3%
Specialized Consumer Services - 1.3%
Regis Corp.	40,800	514,080
FOOD & STAPLES RETAILING - 1.8%
Food Retail - 0.6%
Kroger Co.	8,800	181,896
Whole Foods Market, Inc.	4,200	51,030
		232,926
Hypermarkets & Super Centers - 1.2%
Costco Wholesale Corp.	2,700	114,318
Wal-Mart Stores, Inc.	7,900	388,996
		503,314
TOTAL FOOD & STAPLES RETAILING		736,240
HOTELS, RESTAURANTS & LEISURE - 0.2%
Leisure Facilities - 0.2%
International Speedway Corp. Class A	3,000	57,990
Restaurants - 0.0%
Krispy Kreme Doughnuts, Inc. warrants 3/2/12 (a)	2,901	295
Starbucks Corp. (a)	700	6,405
		6,700
TOTAL HOTELS, RESTAURANTS & LEISURE		64,690
INTERNET & CATALOG RETAIL - 9.6%
Catalog Retail - 0.0%
Gaiam, Inc. Class A (a)	1,700	5,151
Internet Retail - 9.6%
Amazon.com, Inc. (d)	39,300	2,546,247
Blue Nile, Inc. (a)(d)	34,800	830,676
Expedia, Inc. (a)	20,500	163,385
Priceline.com, Inc. (a)(d)	4,000	339,440
		3,879,748
TOTAL INTERNET & CATALOG RETAIL		3,884,899
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
eBay, Inc. (a)	16,000	173,920

	Shares	Value
MULTILINE RETAIL - 11.5%
Department Stores - 1.4%
JCPenney Co., Inc.	28,600	$ 438,438
Macy's, Inc.	15,300	120,411
		558,849
General Merchandise Stores - 10.1%
Big Lots, Inc. (a)	5,900	91,509
Dollar Tree, Inc. (a)	16,200	628,884
Family Dollar Stores, Inc.	11,800	323,792
Target Corp.	107,300	3,037,663
		4,081,848
TOTAL MULTILINE RETAIL		4,640,697
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
Herbalife Ltd.	200	2,728
SPECIALTY RETAIL - 68.9%
Apparel Retail - 13.9%
Abercrombie & Fitch Co. Class A (d)	21,700	477,183
American Eagle Outfitters, Inc.	39,000	380,640
AnnTaylor Stores Corp. (a)	9,600	63,168
Chico's FAS, Inc. (a)	24,600	111,438
Citi Trends, Inc. (a)	42,900	523,380
Gap, Inc.	35,000	377,650
Guess?, Inc.	16,100	258,727
Limited Brands, Inc.	22,500	173,025
Ross Stores, Inc.	36,600	1,080,432
The Men's Wearhouse, Inc.	7,800	83,304
TJX Companies, Inc.	83,700	1,863,999
Urban Outfitters, Inc. (a)	10,600	176,384
Zumiez, Inc. (a)	3,400	26,826
		5,596,156
Automotive Retail - 4.5%
Advance Auto Parts, Inc.	19,600	749,700
AutoZone, Inc. (a)	7,400	1,052,502
		1,802,202
Computer & Electronics Retail - 4.5%
Best Buy Co., Inc.	60,000	1,729,200
hhgregg, Inc. (a)	7,200	73,872
		1,803,072
Home Improvement Retail - 21.7%
Home Depot, Inc.	166,300	3,474,007
Lowe's Companies, Inc.	243,600	3,858,624
Lumber Liquidators, Inc. (a)(d)	85,200	816,216
Sherwin-Williams Co.	13,700	629,515
		8,778,362
Homefurnishing Retail - 3.3%
Bed Bath & Beyond, Inc. (a)	36,600	779,580
Kirkland's, Inc. (a)	194,900	567,159
		1,346,739
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Specialty Stores - 21.0%
Jo-Ann Stores, Inc. (a)	6,200	$ 74,648
OfficeMax, Inc.	62,300	237,986
PetSmart, Inc.	45,300	907,812
Sally Beauty Holdings, Inc. (a)	4,300	16,641
Signet Jewelers Ltd.	123,200	911,680
Staples, Inc.	365,694	5,832,820
Tiffany & Co., Inc. (d)	19,600	373,184
Tractor Supply Co. (a)	3,700	115,588
		8,470,359
TOTAL SPECIALTY RETAIL		27,796,890
TOTAL COMMON STOCKS (Cost $45,544,474)		38,395,857
Money Market Funds - 13.2%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	1,300,143	$ 1,300,143
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	4,016,100	4,016,100
TOTAL MONEY MARKET FUNDS (Cost $5,316,243)		5,316,243
TOTAL INVESTMENT PORTFOLIO - 108.4% (Cost $50,860,717)		43,712,100
NET OTHER ASSETS - (8.4)%		(3,377,323)
NET ASSETS - 100%		$ 40,334,777
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 21,216
Fidelity Securities Lending Cash Central Fund	112,616
Total	$ 133,832
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 43,712,100	$ 43,711,805	$ 295	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $8,977,445 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $5,988,643 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $4,029,408) - See accompanying schedule: Unaffiliated issuers (cost $45,544,474)	$ 38,395,857
Fidelity Central Funds (cost $5,316,243)	5,316,243
Total Investments (cost $50,860,717)		$ 43,712,100
Receivable for investments sold		756,257
Receivable for fund shares sold		533,461
Dividends receivable		43,602
Distributions receivable from Fidelity Central Funds		4,241
Prepaid expenses		451
Other receivables		26,977
Total assets		45,077,089

Liabilities
Payable for investments purchased	$ 602,819
Payable for fund shares redeemed	62,401
Distributions payable	56
Accrued management fee	18,993
Other affiliated payables	12,520
Other payables and accrued expenses	29,423
Collateral on securities loaned, at value	4,016,100
Total liabilities		4,742,312

Net Assets		$ 40,334,777
Net Assets consist of:
Paid in capital		$ 66,513,672
Undistributed net investment income		34
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,030,312)
Net unrealized appreciation (depreciation) on investments		(7,148,617)
Net Assets, for 1,523,234 shares outstanding		$ 40,334,777
Net Asset Value, offering price and redemption price per share ($40,334,777 ÷ 1,523,234 shares)		$ 26.48

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 666,481
Interest		3,199
Income from Fidelity Central Funds (including $112,616 from security lending)		133,832
Total income		803,512

Expenses
Management fee	$ 266,553
Transfer agent fees	143,285
Accounting and security lending fees	20,262
Custodian fees and expenses	18,410
Independent trustees' compensation	165
Registration fees	17,482
Audit	36,980
Legal	337
Miscellaneous	4,476
Total expenses before reductions	507,950
Expense reductions	(3,120)	504,830
Net investment income (loss)		298,682
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,109,592)
Foreign currency transactions	1,847
Total net realized gain (loss)		(14,107,745)
Change in net unrealized appreciation (depreciation) on investment securities		(4,729,440)
Net gain (loss)		(18,837,185)
Net increase (decrease) in net assets resulting from operations		$ (18,538,503)

See accompanying notes which are an integral part of the financial statements.

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Select Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 298,682	$ (16,370)
Net realized gain (loss)	(14,107,745)	6,106,972
Change in net unrealized appreciation (depreciation)	(4,729,440)	(19,430,381)
Net increase (decrease) in net assets resulting from operations	(18,538,503)	(13,339,779)
Distributions to shareholders from net investment income	(300,191)	(352,022)
Distributions to shareholders from net realized gain	-	(10,059,043)
Total distributions	(300,191)	(10,411,065)
Share transactions Proceeds from sales of shares	55,538,999	38,803,095
Reinvestment of distributions	282,913	9,647,189
Cost of shares redeemed	(44,697,053)	(60,520,827)
Net increase (decrease) in net assets resulting from share transactions	11,124,859	(12,070,543)
Redemption fees	10,562	16,684
Total increase (decrease) in net assets	(7,703,273)	(35,804,703)

Net Assets
Beginning of period	48,038,050	83,842,753
End of period (including undistributed net investment income of $34 and accumulated net investment loss of $304, respectively)	$ 40,334,777	$ 48,038,050
Other Information Shares
Sold	1,613,669	788,545
Issued in reinvestment of distributions	9,830	213,788
Redeemed	(1,413,926)	(1,213,769)
Net increase (decrease)	209,573	(211,436)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 36.57	$ 54.98	$ 50.78	$ 50.89	$ 47.39
Income from Investment Operations
Net investment income (loss) C	.21	(.01)	.30 F	(.10)	(.01)
Net realized and unrealized gain (loss)	(10.11)	(10.59)	7.46	6.24	4.00
Total from investment operations	(9.90)	(10.60)	7.76	6.14	3.99
Distributions from net investment income	(.20)	(.22)	-	-	(.01)
Distributions from net realized gain	-	(7.60)	(3.58)	(6.29)	(.50)
Total distributions	(.20)	(7.82)	(3.58)	(6.29)	(.51)
Redemption fees added to paid in capital C	.01	.01	.02	.04	.02
Net asset value, end of period	$ 26.48	$ 36.57	$ 54.98	$ 50.78	$ 50.89
Total Return A,B	(27.09)%	(21.43)%	15.79%	12.77%	8.47%
Ratios to Average Net Assets D,G
Expenses before reductions	1.07%	1.02%	1.06%	1.06%	1.08%
Expenses net of fee waivers, if any	1.07%	1.02%	1.06%	1.06%	1.08%
Expenses net of all reductions	1.06%	1.02%	1.06%	1.04%	1.03%
Net investment income (loss)	.63%	(.02)%	.58% F	(.20)%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,335	$ 48,038	$ 83,843	$ 67,009	$ 105,346
Portfolio turnover rate E	504%	260%	202%	114%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects special dividends which amounted to $.37 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.13)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of each Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Automotive Portfolio	$ 27,572,549	$ 36,663	$ (18,377,285)	$ (18,340,622)
Construction and Housing Portfolio	146,022,471	1,957,676	(50,165,835)	(48,208,159)
Consumer Discretionary Portfolio	31,336,870	632,189	(10,239,602)	(9,607,413)
Leisure Portfolio	192,598,830	17,132,692	(43,157,143)	(26,024,451)
Multimedia Portfolio	42,963,082	957,982	(17,567,830)	(16,609,848)
Retailing Portfolio	54,924,943	986,360	(12,199,203)	(11,212,843)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

	Undistributed Ordinary Income	Capital Loss Carryforward
Automotive Portfolio	$ 66,319	$ (8,962,656)
Construction and Housing Portfolio	62,002	(8,111,449)
Consumer Discretionary Portfolio	18,725	(2,598,465)
Leisure Portfolio	370,511	(29,605,284)
Multimedia Portfolio	17,635	(3,658,632)
Retailing Portfolio	90	(8,977,445)

The tax character of distributions paid was as follows:

February 28, 2009	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 195,123	$ -	$ 195,123
Construction and Housing Portfolio	984,426	2,251,733	3,236,159
Consumer Discretionary Portfolio	133,024	-	133,024
Leisure Portfolio	1,786,025	590,741	2,376,766
Multimedia Portfolio	80,043	1,247,080	1,327,123
Retailing Portfolio	300,191	-	300,191
February 29, 2008	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 1,066,020	$ 146,700	$ 1,212,720
Construction and Housing Portfolio	364,617	9,440,593	9,805,210
Consumer Discretionary Portfolio	613,515	3,553,954	4,167,469
Leisure Portfolio	7,963,826	8,869,024	16,832,850
Multimedia Portfolio	-	9,951,014	9,951,014
Retailing Portfolio	624,016	9,787,049	10,411,065

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	22,904,564	26,599,496
Construction and Housing Portfolio	121,859,173	69,435,970
Consumer Discretionary Portfolio	24,713,034	15,967,938
Leisure Portfolio	223,327,497	206,303,489
Multimedia Portfolio	15,329,723	24,735,421
Retailing Portfolio	245,404,854	235,407,325

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.26%	.56%
Construction and Housing Portfolio	.30%	.26%	.56%
Consumer Discretionary Portfolio	.30%	.26%	.56%
Leisure Portfolio	.30%	.26%	.56%
Multimedia Portfolio	.30%	.26%	.56%
Retailing Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.30%
Construction and Housing Portfolio	.31%
Consumer Discretionary Portfolio	.30%
Leisure Portfolio	.28%
Multimedia Portfolio	.30%
Retailing Portfolio	.30%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 3,307
Construction and Housing Portfolio	9,981
Consumer Discretionary Portfolio	3,264
Leisure Portfolio	3,565
Multimedia Portfolio	2,827
Retailing Portfolio	10,043

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Automotive Portfolio	$ 46
Construction and Housing Portfolio	299
Consumer Discretionary Portfolio	80
Leisure Portfolio	596
Multimedia Portfolio	133
Retailing Portfolio	167

During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse Funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Automotive Portfolio	1.15%	$ 46,605
Consumer Discretionary Portfolio	1.15%	8,871

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction	Transfer Agent expense reduction
Automotive Portfolio	$ 312	$ -	$ -
Construction and Housing Portfolio	4,117	-	51
Consumer Discretionary Portfolio	106	-	-
Leisure Portfolio	2,470	-	-
Multimedia Portfolio	94	-	-
Retailing Portfolio	1,749	1,371	-

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Automotive Portfolio	$ 8,884
Construction and Housing Portfolio	23,482
Consumer Discretionary Portfolio	8,028
Leisure Portfolio	48,020
Multimedia Portfolio	49,336
Retailing Portfolio	21,567

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP{

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2008	December 2008
Select Automotive Portfolio	-	99%
Select Construction and Housing Portfolio	99%	77%
Select Consumer Discretionary Portfolio	100%	100%
Select Leisure Portfolio	88%	100%
Select Multimedia Portfolio	-	100%
Select Retailing Portfolio	-	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2008	December 2008
Select Automotive Portfolio	-	100%
Select Construction and Housing Portfolio	99%	77%
Select Consumer Discretionary Portfolio	100%	100%
Select Leisure Portfolio	100%	100%
Select Multimedia Portfolio	-	100%
Select Retailing Portfolio	-	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

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Consumer Staples Sector

Select Consumer Staples Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Consumer Staples Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Consumer Staples A	-29.23%	2.65%	3.32%

A Prior to October 1, 2006, Consumer Staples operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples, a class of the fund, on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Consumer Staples Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Robert Lee, Portfolio Manager of Select Consumer Staples Portfolio: During the past year, the fund's Retail Class shares declined 29.23%, lagging the 24.11% decline of the fund's sector benchmark, the MSCI® US Investable Market Consumer Staples Index, but beating the S&P 500. A large part of the fund's underperformance of the MSCI index came from stocks with emerging-markets exposure, a theme I've been pursuing in the portfolio for some time. While I was correct on the business fundamentals - consumer staples spending continued to grow faster in emerging markets than in developed economies - I was wrong on the direction of the equity market. In a dramatically slowing economy, investors fled to the perceived safety of consumer staples companies doing business exclusively in developed nations. The stronger dollar also hurt the performance of foreign securities when translated back into dollars, including those securities held by the fund. On an industry level, the fund suffered from stock selection in brewers and in packaged food and meats, as well as from a major underweighting in hypermarkets and super centers. In the latter area, a below-market weighting in Wal-Mart was the key culprit. The stock proved very resilient as investors expected the company to benefit from its bargain pricing strategy. Within brewing, avoiding Anheuser-Busch for much of the period hurt when its share price spiked on a takeover bid from Belgian-based InBev, another fund detractor. However, once the deal was successfully consummated, the combined Anheuser-Busch InBev entity was the top individual contributor to relative performance. Our shares in personal products maker Avon, eastern European soft drink distributor Coca-Cola Hellenic and French spirits distiller Pernod Ricard declined sharply as well. On the positive side, overweighting brewers, underweighting household products and tobacco, and good stock selection in food retail contributed. Within household products, Kimberly-Clark and Procter & Gamble were helpful due to timely ownership. Elsewhere, I underweighted tobacco giant Philip Morris International, which was hurt by its foreign-currency-based earnings. I bought bottler Coca-Cola Enterprises at an attractive valuation, and its stock rose as the firm enjoyed expanding profit margins later in the period. The fund's cash position also aided returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to Febru-ary 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.19%
Actual		$ 1,000.00	$ 725.20	$ 5.09
Hypothetical A		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.46%
Actual		$ 1,000.00	$ 724.30	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.55	$ 7.30
Class B	1.96%
Actual		$ 1,000.00	$ 722.60	$ 8.37
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.95%
Actual		$ 1,000.00	$ 722.50	$ 8.33
Hypothetical A		$ 1,000.00	$ 1,015.12	$ 9.74
Consumer Staples	.94%
Actual		$ 1,000.00	$ 726.20	$ 4.02
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71
Institutional Class	.93%
Actual		$ 1,000.00	$ 726.20	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,020.18	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.1	16.4
The Coca-Cola Co.	9.8	9.7
PepsiCo, Inc.	8.9	8.4
Wal-Mart Stores, Inc.	6.5	2.9
CVS Caremark Corp.	6.2	5.5
British American Tobacco PLC sponsored ADR	4.1	3.9
Nestle SA (Reg.)	4.1	0.0
Anheuser-Busch InBev NV	3.2	0.0
Unilever NV (NY Shares)	3.0	2.5
Walgreen Co.	2.8	2.8
	63.7
Top Industries (% of fund's net assets)
As of February 28, 2009
Beverages	33.4%
Food & Staples Retailing	19.0%
Household Products	18.6%
Food Products	14.0%
Tobacco	8.1%
All Others*	6.9%

As of August 31, 2008
Beverages	32.1%
Household Products	23.6%
Food & Staples Retailing	15.0%
Food Products	14.6%
Tobacco	7.8%
All Others*	6.9%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Staples Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
BEVERAGES - 33.4%
Brewers - 6.6%
Anadolu Efes Biracilik ve Malt Sanyii AS	245,611	$ 1,560,260
Anheuser-Busch InBev NV	1,050,200	28,692,133
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	108,200	4,377,772
Molson Coors Brewing Co. Class B	662,380	23,335,647
SABMiller PLC	127,950	1,852,269
		59,818,081
Distillers & Vintners - 4.6%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,604,200	20,934,810
Diageo PLC sponsored ADR	265,900	12,361,691
Pernod Ricard SA (d)	130,100	7,082,663
Remy Cointreau SA	35,600	804,202
		41,183,366
Soft Drinks - 22.2%
Coca-Cola Amatil Ltd.	260,984	1,489,417
Coca-Cola Enterprises, Inc.	708,200	8,130,136
Coca-Cola FEMSA SAB de CV sponsored ADR	116,200	3,620,792
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	195,510	2,303,108
Coca-Cola Icecek AS	517,332	2,145,280
Cott Corp. (a)	1,372,400	1,100,380
Dr Pepper Snapple Group, Inc. (a)	155,700	2,187,585
Embotelladora Andina SA sponsored ADR	308,241	4,407,846
Fomento Economico Mexicano SAB de CV sponsored ADR	77,300	1,780,992
Pepsi Bottling Group, Inc.	253,100	4,682,350
PepsiCo, Inc.	1,672,700	80,523,778
The Coca-Cola Co.	2,154,400	88,007,240
		200,378,904
TOTAL BEVERAGES		301,380,351
FOOD & STAPLES RETAILING - 19.0%
Drug Retail - 9.0%
CVS Caremark Corp.	2,177,300	56,043,702
Walgreen Co.	1,067,900	25,480,094
		81,523,796
Food Distributors - 0.1%
United Natural Foods, Inc. (a)	26,600	395,808
Food Retail - 3.4%
Kroger Co.	651,900	13,474,773
Safeway, Inc.	861,500	15,937,750
SUPERVALU, Inc.	99,000	1,545,390
		30,957,913

	Shares	Value
Hypermarkets & Super Centers - 6.5%
Wal-Mart Stores, Inc.	1,195,500	$ 58,866,420
TOTAL FOOD & STAPLES RETAILING		171,743,937
FOOD PRODUCTS - 14.0%
Agricultural Products - 3.2%
Archer Daniels Midland Co.	571,800	15,244,188
Bunge Ltd. (d)	168,602	7,904,062
Corn Products International, Inc.	73,300	1,478,461
SLC Agricola SA	343,800	2,024,972
Viterra, Inc. (a)	307,900	2,449,356
		29,101,039
Packaged Foods & Meats - 10.8%
Cadbury PLC sponsored ADR	75,612	2,316,752
Groupe Danone	145,100	6,884,552
Kraft Foods, Inc. Class A	150,600	3,430,668
Lindt & Spruengli AG (d)	79	1,468,202
Nestle SA (Reg.)	1,122,867	36,703,912
Perdigao SA	126,600	1,554,802
PureCircle Ltd. (a)	324,800	765,116
Ralcorp Holdings, Inc. (a)	59,100	3,581,460
Sadia SA ADR (d)	431,000	1,474,020
Smithfield Foods, Inc. (a)	118,700	931,795
Tyson Foods, Inc. Class A	1,175,300	9,907,779
Unilever NV (NY Shares)	1,417,512	27,088,654
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)(d)	37,600	1,114,088
		97,221,800
TOTAL FOOD PRODUCTS		126,322,839
HOTELS, RESTAURANTS & LEISURE - 0.0%
Restaurants - 0.0%
Krispy Kreme Doughnuts, Inc. warrants 3/2/12 (a)	329	33
HOUSEHOLD DURABLES - 0.2%
Housewares & Specialties - 0.2%
Fortune Brands, Inc.	89,600	2,128,000
HOUSEHOLD PRODUCTS - 18.6%
Household Products - 18.6%
Colgate-Palmolive Co.	331,700	19,961,706
Kimberly-Clark Corp.	238,000	11,212,180
Procter & Gamble Co.	2,828,197	136,234,250
		167,408,136
PERSONAL PRODUCTS - 2.8%
Personal Products - 2.8%
Avon Products, Inc.	1,199,276	21,095,265
Bare Escentuals, Inc. (a)	199,905	631,700
Herbalife Ltd.	16,600	226,424
Common Stocks - continued
	Shares	Value
PERSONAL PRODUCTS - CONTINUED
Personal Products - continued
Mead Johnson Nutrition Co. Class A (a)	80,100	$ 2,209,959
Physicians Formula Holdings, Inc. (a)	396,456	927,707
		25,091,055
PHARMACEUTICALS - 1.5%
Pharmaceuticals - 1.5%
Johnson & Johnson	217,400	10,870,000
Perrigo Co.	107,500	2,159,675
		13,029,675
TOBACCO - 8.1%
Tobacco - 8.1%
Altria Group, Inc.	879,000	13,571,760
British American Tobacco PLC sponsored ADR	731,980	37,360,259
KT&G Corp.	990	50,752
Lorillard, Inc.	39,400	2,302,536
Philip Morris International, Inc.	532,100	17,809,387
Souza Cruz Industria Comerico	113,800	2,281,800
		73,376,494
TOTAL COMMON STOCKS (Cost $1,089,424,078)		880,480,520
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	20,026,747	$ 20,026,747
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	6,982,496	6,982,496
TOTAL MONEY MARKET FUNDS (Cost $27,009,243)		27,009,243
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,116,433,321)	907,489,763
NET OTHER ASSETS - (0.6)%	(5,656,581)
NET ASSETS - 100%	$ 901,833,182
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 409,906
Fidelity Securities Lending Cash Central Fund	422,078
Total	$ 831,984
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 907,489,763	$ 821,696,512	$ 85,793,251	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.3%
United Kingdom	5.9%
Switzerland	4.2%
Belgium	3.2%
Netherlands	3.0%
France	1.7%
Brazil	1.3%
Bermuda	1.0%
Others (individually less than 1%)	2.4%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $14,179,345 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $20,196,973 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $6,812,362) - See accompanying schedule: Unaffiliated issuers (cost $1,089,424,078)	$ 880,480,520
Fidelity Central Funds (cost $27,009,243)	27,009,243
Total Investments (cost $1,116,433,321)		$ 907,489,763
Receivable for investments sold		8,231,074
Receivable for fund shares sold		3,397,361
Dividends receivable		972,894
Distributions receivable from Fidelity Central Funds		25,369
Prepaid expenses		7,903
Other receivables		1,908
Total assets		920,126,272

Liabilities
Payable for investments purchased	$ 6,844,030
Payable for fund shares redeemed	3,597,276
Accrued management fee	449,415
Distribution fees payable	95,887
Other affiliated payables	270,921
Other payables and accrued expenses	53,065
Collateral on securities loaned, at value	6,982,496
Total liabilities		18,293,090

Net Assets		$ 901,833,182
Net Assets consist of:
Paid in capital		$ 1,160,640,517
Undistributed net investment income		512,356
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(50,373,312)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(208,946,379)
Net Assets		$ 901,833,182

Statement of Assets and Liabilities - continued

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($121,192,925 ÷ 2,757,912 shares)	$ 43.94

Maximum offering price per share (100/94.25 of $43.94)	$ 46.62
Class T: Net Asset Value and redemption price per share ($22,623,804 ÷ 517,090 shares)	$ 43.75

Maximum offering price per share (100/96.50 of $43.75)	$ 45.34
Class B: Net Asset Value and offering price per share ($14,928,746 ÷ 342,990 shares)A	$ 43.53

Class C: Net Asset Value and offering price per share ($54,902,464 ÷ 1,263,249 shares)A	$ 43.46

Consumer Staples: Net Asset Value, offering price and redemption price per share ($657,263,092 ÷ 14,891,180 shares)	$ 44.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($30,922,151 ÷ 701,657 shares)	$ 44.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 20,355,348
Interest		4,760
Income from Fidelity Central Funds		831,984
Total income		21,192,092

Expenses
Management fee	$ 4,860,293
Transfer agent fees	2,267,655
Distribution fees	694,800
Accounting and security lending fees	303,131
Custodian fees and expenses	130,860
Independent trustees' compensation	4,343
Registration fees	208,991
Audit	41,881
Legal	4,723
Interest	3,824
Miscellaneous	41,147
Total expenses before reductions	8,561,648
Expense reductions	(35,242)	8,526,406
Net investment income (loss)		12,665,686
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(44,519,180)
Foreign currency transactions	(317,445)
Total net realized gain (loss)		(44,836,625)
Change in net unrealized appreciation (depreciation) on: Investment securities	(269,137,670)
Assets and liabilities in foreign currencies	(3,785)
Total change in net unrealized appreciation (depreciation)		(269,141,455)
Net gain (loss)		(313,978,080)
Net increase (decrease) in net assets resulting from operations		$ (301,312,394)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,665,686	$ 5,595,200
Net realized gain (loss)	(44,836,625)	16,781,246
Change in net unrealized appreciation (depreciation)	(269,141,455)	23,844,075
Net increase (decrease) in net assets resulting from operations	(301,312,394)	46,220,521
Distributions to shareholders from net investment income	(11,887,776)	(4,297,338)
Distributions to shareholders from net realized gain	(334,486)	(21,936,184)
Total distributions	(12,222,262)	(26,233,522)
Share transactions - net increase (decrease)	494,877,505	323,338,123
Redemption fees	113,075	70,107
Total increase (decrease) in net assets	181,455,924	343,395,229

Net Assets
Beginning of period	720,377,258	376,982,029
End of period (including undistributed net investment income of $512,356 and undistributed net investment income of $1,685,304, respectively)	$ 901,833,182	$ 720,377,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.67	.53	(.01)
Net realized and unrealized gain (loss)	(19.19)	7.29	1.28
Total from investment operations	(18.52)	7.82	1.27
Distributions from net investment income	(.66)	(.42)	-
Distributions from net realized gain	(.02)	(2.44)	-
Total distributions	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.94	$ 63.13	$ 58.16
Total Return B,C,D	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.18%	1.19%	1.28% A
Net investment income (loss)	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.53	.36	(.01)
Net realized and unrealized gain (loss)	(19.12)	7.29	1.18
Total from investment operations	(18.59)	7.65	1.17
Distributions from net investment income	(.60)	(.35)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.75	$ 62.93	$ 58.06
Total Return B,C,D	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F,I
Expenses before reductions	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.46%	1.46%	1.60% A
Net investment income (loss)	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.26	.04	(.07)
Net realized and unrealized gain (loss)	(19.01)	7.27	1.18
Total from investment operations	(18.75)	7.31	1.11
Distributions from net investment income	(.42)	(.19)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.53	$ 62.69	$ 58.00
Total Return B,C,D	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.96%	1.96%	2.09% A
Net investment income (loss)	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.28	.06	(.08)
Net realized and unrealized gain (loss)	(19.00)	7.28	1.18
Total from investment operations	(18.72)	7.34	1.10
Distributions from net investment income	(.44)	(.29)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.46	$ 62.61	$ 57.99
Total Return B,C,D	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.93%	1.92%	2.14% A
Net investment income (loss)	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 63.25	$ 58.13	$ 52.18	$ 51.42	$ 46.50
Income from Investment Operations
Net investment income (loss) C	.88	.71	.56	.50	.29
Net realized and unrealized gain (loss)	(19.31)	7.30	8.88	3.25	4.90
Total from investment operations	(18.43)	8.01	9.44	3.75	5.19
Distributions from net investment income	(.67)	(.46)	(.32)	(.44)	(.29)
Distributions from net realized gain	(.03)	(2.44)	(3.18)	(2.56)	-
Total distributions	(.69) H	(2.90)	(3.50)	(3.00)	(.29)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.02
Net asset value, end of period	$ 44.14	$ 63.25	$ 58.13	$ 52.18	$ 51.42
Total Return A,B	(29.23)%	13.72%	18.43%	7.50%	11.24%
Ratios to Average Net Assets D,F
Expenses before reductions	.91%	.91%	1.01%	1.04%	1.06%
Expenses net of fee waivers, if any	.91%	.90%	.99%	1.04%	1.06%
Expenses net of all reductions	.90%	.90%	.98%	1.03%	1.05%
Net investment income (loss)	1.55%	1.12%	.99%	.97%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 657,263	$ 655,224	$ 374,930	$ 125,007	$ 139,328
Portfolio turnover rate E	70%	71%	99%	75%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period.
D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.82	.74	.07
Net realized and unrealized gain (loss)	(19.23)	7.30	1.16
Total from investment operations	(18.41)	8.04	1.23
Distributions from net investment income	(.73)	(.51)	-
Distributions from net realized gain	(.03)	(2.44)	-
Total distributions	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	.01	.01	- J
Net asset value, end of period	$ 44.07	$ 63.22	$ 58.12
Total Return B,C	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.91%	.85%	1.00% A
Expenses net of all reductions	.91%	.84%	1.00% A
Net investment income (loss)	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,490,621
Unrealized depreciation	(243,433,994)
Net unrealized appreciation (depreciation)	(224,943,373)
Undistributed ordinary income	512,482
Capital loss carryforward	(14,179,345)

Cost for federal income tax purposes	$ 1,132,433,136

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 12,222,262	$ 15,086,000
Long-term Capital Gains	-	11,147,522
Total	$ 12,222,262	$ 26,233,522

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,076,568,804 and $588,881,981, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 170,841	$ 18,484
Class T	.25%	.25%	70,470	65
Class B	.75%	.25%	102,761	77,156
Class C	.75%	.25%	350,728	230,446
			$ 694,800	$ 326,151

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 206,336
Class T	20,690
Class B*	24,704
Class C*	20,538
$ 272,268

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 194,817.29
Class T	43,106.31
Class B	31,119.30
Class C	96,921.28
Consumer Staples	1,854,710.26
Institutional Class	46,982.27
	$ 2,267,655

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,479 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,978,800	2.30%	$ 3,824

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,280 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $422,078.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,412 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $617. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Consumer Staples	$ 1,208
Institutional Class	5
$ 1,213

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28,	Year ended February 29,
	2009	2008
From net investment income
Class A	$ 1,409,006	$ 54,271
Class T	273,000	42,873
Class B	118,536	7,270
Class C	437,729	46,840
Consumer Staples	9,279,861	4,124,954
Institutional Class	369,644	21,130
Total	$ 11,887,776	$ 4,297,338
From net realized gain
Class A	$ 11,953	$ 279,894
Class T	-	271,554
Class B	-	90,489
Class C	-	308,038
Consumer Staples	317,666	20,893,023
Institutional Class	4,867	93,186
Total	$ 334,486	$ 21,936,184

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28,	Year ended February 29,	Year ended February 28,	Year ended February 29,
	2009	2008	2009	2008
Class A
Shares sold	2,896,213	394,208	$ 154,503,507	$ 25,121,582
Reinvestment of distributions	27,496	4,833	1,327,859	319,149
Shares redeemed	(542,745)	(39,053)	(28,294,587)	(2,497,211)
Net increase (decrease)	2,380,964	359,988	$ 127,536,779	$ 22,943,520

Annual Report

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28,	Year ended February 29,	Year ended February 28,	Year ended February 29,
	2009	2008	2009	2008
Class T
Shares sold	520,546	195,158	$ 27,382,626	$ 12,251,985
Reinvestment of distributions	5,430	4,490	260,678	296,489
Shares redeemed	(108,963)	(108,690)	(5,646,618)	(6,862,659)
Net increase (decrease)	417,013	90,958	$ 21,996,686	$ 5,685,815
Class B
Shares sold	323,554	76,823	$ 17,593,411	$ 4,855,507
Reinvestment of distributions	1,967	1,410	94,022	92,490
Shares redeemed	(60,442)	(4,224)	(3,153,125)	(268,236)
Net increase (decrease)	265,079	74,009	$ 14,534,308	$ 4,679,761
Class C
Shares sold	1,133,018	328,900	$ 59,347,217	$ 21,121,099
Reinvestment of distributions	6,095	4,849	290,992	319,529
Shares redeemed	(191,974)	(20,712)	(10,093,420)	(1,307,625)
Net increase (decrease)	947,139	313,037	$ 49,544,789	$ 20,133,003
Consumer Staples
Shares sold	13,482,265	8,600,962	$ 765,828,751	$ 555,032,219
Reinvestment of distributions	185,893	360,932	9,096,289	23,544,138
Shares redeemed	(9,136,327)	(5,052,205)	(521,761,725)	(318,954,187)
Net increase (decrease)	4,531,831	3,909,689	$ 253,163,315	$ 259,622,170
Institutional Class
Shares sold	760,504	204,550	$ 40,084,673	$ 13,014,809
Reinvestment of distributions	4,038	995	196,481	65,503
Shares redeemed	(227,140)	(43,560)	(12,179,526)	(2,806,458)
Net increase (decrease)	537,402	161,985	$ 28,101,628	$ 10,273,854

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $32,014 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

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Fidelity®

Select Portfolios®

Energy Sector

Select Energy Portfolio

Select Energy Service Portfolio

Select Natural Gas Portfolio

Select Natural Resources Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Energy Sector
Energy	<Click Here>
Energy Service	<Click Here>
Natural Gas	<Click Here>
Natural Resources	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Energy Portfolio	.88%
Actual		$ 1,000.00	$ 450.30	$ 3.16
Hypothetical A		$ 1,000.00	$ 1,020.43	$ 4.41
Energy Service Portfolio	.87%
Actual		$ 1,000.00	$ 350.70	$ 2.91
Hypothetical A		$ 1,000.00	$ 1,020.48	$ 4.36
Natural Gas Portfolio	.89%
Actual		$ 1,000.00	$ 442.60	$ 3.18
Hypothetical A		$ 1,000.00	$ 1,020.38	$ 4.46
Natural Resources Portfolio	.89%
Actual		$ 1,000.00	$ 466.30	$ 3.24
Hypothetical A		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Energy Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Energy Portfolio	-56.63%	5.69%	9.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Energy Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from John Dowd, Portfolio Manager of Select Energy Portfolio: For the 12 months ending February 28, 2009, the fund returned -56.63%, lagging the -43.42% return of the MSCI® US Investable Market Energy Index and the S&P 500. Economically sensitive stocks, including those of most energy and commodities companies, suffered significant losses during the period, as dwindling credit choked off economic growth around the world. Unfortunately, the fund's fairly aggressive positioning in mid- and smaller-sized company stocks, as well as a large underweighting in stronger-performing integrated oil stocks, led to its underperformance relative to the MSCI index. The biggest detractors included underweightings in integrated oil companies Exxon Mobil and Chevron. Overweighting the oil and gas refining/marketing and oil and gas exploration/production segments also had a significant negative impact. A large stake in oil and gas refiner Valero Energy hurt as refining margins continued to drop over the period. Large stakes in oil rig manufacturer National Oilwell Varco and natural gas drill-rig leasing company Nabors Industries declined when the global recession curtailed demand for their services. Brighter spots included underweightings in poorly performing integrated oil company ConocoPhillips, deepwater oil rig company Transocean and oil and gas exploration/production company Devon Energy. A major stake in natural gas producer Southwestern Energy boosted returns because this low-cost producer was able to operate more profitably than competitors in the current economic climate. A small stake in cash also helped during this down-market period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Occidental Petroleum Corp.	5.3	3.2
Southwestern Energy Co.	5.1	2.2
Hess Corp.	4.9	2.8
Range Resources Corp.	4.7	4.4
Noble Corp.	4.4	0.7
Transocean Ltd.	4.0	0.8
Cabot Oil & Gas Corp.	3.2	3.0
Petrohawk Energy Corp.	2.9	3.4
Weatherford International Ltd.	2.9	2.6
Valero Energy Corp.	2.8	4.0
	40.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Oil, Gas & Consumable Fuels	66.2%
Energy Equipment & Services	28.7%
Electrical Equipment	1.9%
Gas Utilities	1.3%
Industrial Conglomerates	0.6%
All Others*	1.3%

As of August 31, 2008
Oil, Gas & Consumable Fuels	61.4%
Energy Equipment & Services	30.9%
Electrical Equipment	5.6%
Construction & Engineering	0.5%
Gas Utilities	0.3%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Select Energy Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)	45,359	$ 419,117
CONSTRUCTION & ENGINEERING - 0.5%
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	193,854	6,540,634
ELECTRICAL EQUIPMENT - 1.9%
Electrical Components & Equipment - 1.8%
Energy Conversion Devices, Inc. (a)	161,817	3,548,647
Evergreen Solar, Inc. (a)(d)	730,527	891,243
First Solar, Inc. (a)(d)	64,500	6,820,230
JA Solar Holdings Co. Ltd. ADR (a)(d)	1,326,182	2,692,149
Q-Cells SE (a)(d)	50,800	841,647
Renewable Energy Corp. AS (a)(d)	198,200	1,344,489
Sunpower Corp. Class B (a)	284,600	7,046,696
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	122,700	747,243
		23,932,344
Heavy Electrical Equipment - 0.1%
Vestas Wind Systems AS (a)	38,200	1,662,965
TOTAL ELECTRICAL EQUIPMENT		25,595,309
ENERGY EQUIPMENT & SERVICES - 28.7%
Oil & Gas Drilling - 14.7%
Atwood Oceanics, Inc. (a)	1,065,645	16,283,056
Helmerich & Payne, Inc.	1,015,698	24,031,415
Hercules Offshore, Inc. (a)	599,933	863,904
Nabors Industries Ltd. (a)	2,322,411	22,550,611
Noble Corp.	2,399,100	58,993,869
Patterson-UTI Energy, Inc.	241,442	2,073,987
Pride International, Inc. (a)	1,114,000	19,205,360
Transocean Ltd. (a)	889,051	53,138,578
		197,140,780
Oil & Gas Equipment & Services - 14.0%
Baker Hughes, Inc.	313,000	9,174,030
BJ Services Co.	557,902	5,394,912
Core Laboratories NV	22,600	1,704,040
Dresser-Rand Group, Inc. (a)	78,900	1,657,689
Dril-Quip, Inc. (a)	237,078	4,983,380
Exterran Holdings, Inc. (a)	249,100	4,508,710
Fugro NV (Certificaten Van Aandelen) unit	5,202	133,671
Global Industries Ltd. (a)	1,140,360	3,603,538
Halliburton Co.	923,730	15,066,036
Helix Energy Solutions Group, Inc. (a)	231,200	719,032
National Oilwell Varco, Inc. (a)	1,348,812	36,053,745
Oceaneering International, Inc. (a)	212,070	6,737,464
Oil States International, Inc. (a)	125,700	1,674,324
Schlumberger Ltd. (NY Shares)	806,760	30,705,286
Smith International, Inc.	186,309	4,001,917

	Shares	Value
Superior Energy Services, Inc. (a)	543,306	$ 7,166,206
Tenaris SA sponsored ADR	130,500	2,290,275
Tidewater, Inc.	180,100	6,361,132
TSC Offshore Group Ltd. (a)	3,620,000	256,051
Weatherford International Ltd. (a)	3,642,500	38,865,475
Willbros Group, Inc. (a)	781,818	5,613,453
		186,670,366
TOTAL ENERGY EQUIPMENT & SERVICES		383,811,146
GAS UTILITIES - 1.3%
Gas Utilities - 1.3%
EQT Corp.	167,621	5,154,346
Questar Corp.	373,128	10,757,280
Zhongyu Gas Holdings Ltd. (a)	18,716,000	1,078,519
		16,990,145
INDUSTRIAL CONGLOMERATES - 0.6%
Industrial Conglomerates - 0.6%
McDermott International, Inc. (a)	695,600	8,201,124
MACHINERY - 0.0%
Industrial Machinery - 0.0%
Vallourec SA	200	15,564
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Teck Cominco Ltd. Class B (sub. vtg.)	180,900	635,635
MULTI-UTILITIES - 0.0%
Multi-Utilities - 0.0%
Public Service Enterprise Group, Inc.	100	2,729
Sempra Energy	96	3,991
		6,720
OIL, GAS & CONSUMABLE FUELS - 66.2%
Coal & Consumable Fuels - 4.6%
Arch Coal, Inc.	917,000	12,746,300
CONSOL Energy, Inc.	597,816	16,290,486
Foundation Coal Holdings, Inc.	1,043,200	16,774,656
Massey Energy Co.	601,305	6,945,073
Peabody Energy Corp.	345,700	8,182,719
PT Bumi Resources Tbk	8,082,000	497,131
Walter Industries, Inc.	100	1,817
		61,438,182
Integrated Oil & Gas - 21.7%
Chevron Corp.	464,558	28,203,316
ConocoPhillips	313,400	11,705,490
ENI SpA sponsored ADR	374,800	14,995,748
Exxon Mobil Corp.	184,206	12,507,587
Hess Corp.	1,190,400	65,102,976
Imperial Oil Ltd.	100	3,124
Marathon Oil Corp.	1,287,700	29,964,779
Murphy Oil Corp.	100	4,181
Occidental Petroleum Corp.	1,357,038	70,389,559
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	666,900	$ 14,925,222
Royal Dutch Shell PLC Class A sponsored ADR	533,000	23,436,010
Suncor Energy, Inc.	156,100	3,246,792
Total SA sponsored ADR	329,300	15,542,960
		290,027,744
Oil & Gas Exploration & Production - 28.5%
Anadarko Petroleum Corp.	863,100	30,165,345
Apache Corp.	46,900	2,771,321
Berry Petroleum Co. Class A	8,907	59,232
Cabot Oil & Gas Corp.	2,093,780	42,650,299
Canadian Natural Resources Ltd.	390,900	12,567,551
Chesapeake Energy Corp.	111,600	1,745,424
Comstock Resources, Inc. (a)	671,316	20,428,146
Concho Resources, Inc. (a)	289,802	5,781,550
Denbury Resources, Inc. (a)	1,320,257	17,004,910
Devon Energy Corp.	8,100	353,727
EOG Resources, Inc.	3,947	197,508
EXCO Resources, Inc. (a)	1,429,283	13,020,768
Forest Oil Corp. (a)	2,691	38,158
GMX Resources, Inc. (a)	100	1,725
Goodrich Petroleum Corp. (a)(d)	145,400	2,884,736
Nexen, Inc.	386,300	5,277,596
Noble Energy, Inc.	339,400	15,456,276
Oil Search Ltd.	1,019,127	3,245,942
OPTI Canada, Inc. (a)	818,200	643,163
Penn Virginia Corp.	260,309	3,605,280
Petrobank Energy & Resources Ltd. (a)	74,700	1,131,525
Petrohawk Energy Corp. (a)	2,300,670	39,157,403
Plains Exploration & Production Co. (a)	837,743	16,034,401
Quicksilver Resources, Inc. (a)	1,164,810	6,988,860
Range Resources Corp.	1,757,000	62,496,490
SandRidge Energy, Inc. (a)	968,760	6,548,818
Southwestern Energy Co. (a)	2,378,690	68,434,911
Talisman Energy, Inc.	14,900	139,964
Whiting Petroleum Corp. (a)	100,100	2,332,330
		381,163,359

	Shares	Value
Oil & Gas Refining & Marketing - 10.0%
Frontier Oil Corp.	2,391,892	$ 32,649,326
Holly Corp.	463,619	10,806,959
Sunoco, Inc.	812,600	27,181,470
Tesoro Corp.	1,682,327	24,831,147
Valero Energy Corp.	1,943,808	37,670,999
		133,139,901
Oil & Gas Storage & Transport - 1.4%
El Paso Corp.	865,900	5,844,825
Williams Companies, Inc.	1,189,000	13,435,700
		19,280,525
TOTAL OIL, GAS & CONSUMABLE FUELS		885,049,711
TOTAL COMMON STOCKS (Cost $1,746,635,865)		1,327,265,105
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.59% (b)	21,659,703	21,659,703
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	15,996,000	15,996,000
TOTAL MONEY MARKET FUNDS (Cost $37,655,703)		37,655,703
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,784,291,568)		1,364,920,808
NET OTHER ASSETS - (2.1)%		(27,538,885)
NET ASSETS - 100%		$ 1,337,381,923
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 395,826
Fidelity Securities Lending Cash Central Fund	1,169,650
Total	$ 1,565,476
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,364,920,808	$ 1,355,844,829	$ 9,075,979	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.2%
Cayman Islands	4.7%
Switzerland	4.0%
Netherlands Antilles	2.3%
Canada	1.8%
United Kingdom	1.8%
France	1.2%
Italy	1.1%
Brazil	1.1%
Panama	1.0%
Others (individually less than 1%)	0.8%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $262,842,323 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $14,779,416) - See accompanying schedule: Unaffiliated issuers (cost $1,746,635,865)	$ 1,327,265,105
Fidelity Central Funds (cost $37,655,703)	37,655,703
Total Investments (cost $1,784,291,568)		$ 1,364,920,808
Receivable for investments sold		5,939,792
Receivable for fund shares sold		2,985,033
Dividends receivable		2,735,348
Distributions receivable from Fidelity Central Funds		46,610
Prepaid expenses		15,182
Other receivables		2,471
Total assets		1,376,645,244

Liabilities
Payable for investments purchased	$ 20,022,843
Payable for fund shares redeemed	1,834,996
Accrued management fee	681,469
Other affiliated payables	404,057
Other payables and accrued expenses	323,956
Collateral on securities loaned, at value	15,996,000
Total liabilities		39,263,321

Net Assets		$ 1,337,381,923
Net Assets consist of:
Paid in capital		$ 2,088,543,899
Distributions in excess of net investment income		(155)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(331,509,784)
Net unrealized appreciation (depreciation) on investments		(419,652,037)
Net Assets, for 48,754,457 shares outstanding		$ 1,337,381,923
Net Asset Value, offering price and redemption price per share ($1,337,381,923 ÷ 48,754,457 shares)		$ 27.43

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 20,235,613
Interest		6,444
Income from Fidelity Central Funds (including $1,169,650 from security lending)		1,565,476
Total income		21,807,533

Expenses
Management fee	$ 14,084,653
Transfer agent fees	5,782,923
Accounting and security lending fees	749,884
Custodian fees and expenses	98,328
Independent trustees' compensation	12,395
Registration fees	134,358
Audit	48,887
Legal	14,422
Interest	17,122
Miscellaneous	133,567
Total expenses before reductions	21,076,539
Expense reductions	(110,190)	20,966,349
Net investment income (loss)		841,184
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(276,321,544)
Foreign currency transactions	(164,710)
Total net realized gain (loss)		(276,486,254)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $60,693)	(1,486,947,366)
Assets and liabilities in foreign currencies	39
Total change in net unrealized appreciation (depreciation)		(1,486,947,327)
Net gain (loss)		(1,763,433,581)
Net increase (decrease) in net assets resulting from operations		$ (1,762,592,397)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 841,184	$ 631,157
Net realized gain (loss)	(276,486,254)	227,548,109
Change in net unrealized appreciation (depreciation)	(1,486,947,327)	617,612,214
Net increase (decrease) in net assets resulting from operations	(1,762,592,397)	845,791,480
Distributions to shareholders from net investment income	(495,957)	(2,129,374)
Distributions to shareholders from net realized gain	(62,490,281)	(176,432,494)
Total distributions	(62,986,238)	(178,561,868)
Share transactions Proceeds from sales of shares	1,140,937,797	1,244,851,803
Reinvestment of distributions	59,330,132	169,542,081
Cost of shares redeemed	(1,193,502,037)	(1,071,446,589)
Net increase (decrease) in net assets resulting from share transactions	6,765,892	342,947,295
Redemption fees	342,869	277,550
Total increase (decrease) in net assets	(1,818,469,874)	1,010,454,457

Net Assets
Beginning of period	3,155,851,797	2,145,397,340
End of period (including distributions in excess of net investment income of $155 and undistributed net investment income of $446,148, respectively)	$ 1,337,381,923	$ 3,155,851,797
Other Information Shares
Sold	22,915,495	20,488,134
Issued in reinvestment of distributions	912,631	2,752,295
Redeemed	(24,013,312)	(18,263,322)
Net increase (decrease)	(185,186)	4,977,107

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 64.48	$ 48.80	$ 49.20	$ 38.71	$ 26.52
Income from Investment Operations
Net investment income (loss) C	.02	.01	.18	.12	.19
Net realized and unrealized gain (loss)	(35.81)	19.61	4.13	12.87	12.43
Total from investment operations	(35.79)	19.62	4.31	12.99	12.62
Distributions from net investment income	(.01)	(.05)	(.10)	(.09)	(.17)
Distributions from net realized gain	(1.26)	(3.90)	(4.62)	(2.44)	(.28)
Total distributions	(1.27)	(3.95)	(4.72)	(2.53)	(.45)
Redemption fees added to paid in capital C	.01	.01	.01	.03	.02
Net asset value, end of period	$ 27.43	$ 64.48	$ 48.80	$ 49.20	$ 38.71
Total Return A,B	(56.63)%	40.72%	8.57%	34.39%	48.07%
Ratios to Average Net Assets D,F
Expenses before reductions	.83%	.84%	.89%	.94%	.97%
Expenses net of fee waivers, if any	.83%	.84%	.89%	.94%	.97%
Expenses net of all reductions	.83%	.84%	.89%	.89%	.93%
Net investment income (loss)	.03%	.02%	.36%	.27%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,337,382	$ 3,155,852	$ 2,145,397	$ 2,547,799	$ 1,148,860
Portfolio turnover rate E	148%	55%	102%	128%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Energy Service Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Energy Service Portfolio	-61.89%	1.55%	11.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Energy Service Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from John Dowd, Portfolio Manager of Select Energy Service Portfolio: For the 12 months ending February 28, 2009, the fund returned -61.89%, lagging the -57.93% return of the MSCI® US Investable Market Energy Equipment & Services Index as well as the S&P 500. Economically sensitive stocks, including those of most energy and commodities companies, suffered significant losses during the period, as dwindling credit choked off economic growth around the world. Unfortunately, poor picks among oil and gas equipment/services and oil and gas drilling stocks led the fund to underperform relative to the MSCI index. The biggest detractors were in the oil and gas drilling and oil and gas equipment/services industries. An overweighting in rig leasing company Hercules Offshore was the largest negative. Underweighting oil and gas equipment/services giant Schlumberger also hurt, as did below-index weightings in deepwater rig companies Transocean and Diamond Offshore Drilling. Large stakes in natural gas drill-rig leasing company Nabors Industries and oil rig manufacturer National Oilwell Varco disappointed when the global recession curtailed demand for their services. Brighter spots included an overweighting in offshore rig company Noble Corp., timely ownership of oil and gas equipment/services company Core Laboratories, underweighting oil and gas equipment/services firm ION Geophysical, and a large position in deepwater oil/gas equipment maker Dril-Quip.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Energy Service Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd. (NY Shares)	22.7	17.6
Noble Corp.	9.4	3.7
Transocean Ltd.	9.3	2.3
National Oilwell Varco, Inc.	8.1	9.5
Weatherford International Ltd.	4.7	6.4
Halliburton Co.	4.5	9.7
Smith International, Inc.	4.2	2.7
Baker Hughes, Inc.	4.1	0.0
Helmerich & Payne, Inc.	3.2	2.0
Nabors Industries Ltd.	3.2	5.1
	73.4
Top Industries (% of fund's net assets)
As of February 28, 2009
Energy Equipment & Services	95.6%
Electrical Equipment	2.2%
Industrial Conglomerates	0.3%
All Others*	1.9%

As of August 31, 2008
Energy Equipment & Services	92.8%
Electrical Equipment	4.8%
Machinery	1.5%
Metals & Mining	0.1%
Industrial Conglomerates	0.0%
All Others*	0.8%

* Includes short-term investments and net other assets.

Annual Report

Select Energy Service Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
ELECTRICAL EQUIPMENT - 2.2%
Electrical Components & Equipment - 2.2%
Energy Conversion Devices, Inc. (a)	148,000	$ 3,245,640
Evergreen Solar, Inc. (a)	15,300	18,666
First Solar, Inc. (a)	28,300	2,992,442
JA Solar Holdings Co. Ltd. ADR (a)(d)	659,900	1,339,597
Q-Cells SE (a)(d)	3,800	62,958
Renewable Energy Corp. AS (a)	20,100	136,348
Sunpower Corp. Class B (a)	260,400	6,447,504
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	382,000	2,326,380
		16,569,535
Heavy Electrical Equipment - 0.0%
Vestas Wind Systems AS (a)	1,400	60,946
TOTAL ELECTRICAL EQUIPMENT		16,630,481
ENERGY EQUIPMENT & SERVICES - 95.6%
Oil & Gas Drilling - 30.9%
Atwood Oceanics, Inc. (a)	1,085,025	16,579,182
Diamond Offshore Drilling, Inc.	89,900	5,631,336
ENSCO International, Inc.	123,700	3,040,546
Helmerich & Payne, Inc.	1,012,600	23,958,116
Hercules Offshore, Inc. (a)(d)	1,657,931	2,387,421
Nabors Industries Ltd. (a)	2,461,555	23,901,699
Noble Corp.	2,824,200	69,447,078
Patterson-UTI Energy, Inc.	246,100	2,113,999
Pride International, Inc. (a)	741,900	12,790,356
Songa Offshore Se (a)	344,600	493,275
Transocean Ltd. (a)	1,147,787	68,603,229
		228,946,237
Oil & Gas Equipment & Services - 64.7%
Baker Hughes, Inc.	1,027,436	30,114,149
BJ Services Co.	1,352,300	13,076,741
Bristow Group, Inc. (a)(d)	301,040	6,096,060
Cal Dive International, Inc. (a)	62	313
Cameron International Corp. (a)	163,900	3,159,992
Compagnie Generale de Geophysique SA (a)	6,500	70,673
Core Laboratories NV	237,300	17,892,420
Dresser-Rand Group, Inc. (a)	295,700	6,212,657
Dril-Quip, Inc. (a)	461,300	9,696,526
Exterran Holdings, Inc. (a)(d)	397,713	7,198,605
Global Industries Ltd. (a)(d)	2,246,400	7,098,624
Gulfmark Offshore, Inc. (a)	100	2,089
Halliburton Co.	2,059,241	33,586,221
Helix Energy Solutions Group, Inc. (a)	482,200	1,499,642
Hornbeck Offshore Services, Inc. (a)	172,000	2,254,920
ION Geophysical Corp. (a)	17,500	18,725
Matrix Service Co. (a)	172,900	1,203,384
NATCO Group, Inc. Class A (a)	207,708	3,695,125
National Oilwell Varco, Inc. (a)	2,233,362	59,697,766

	Shares	Value
Newpark Resources, Inc. (a)	100	$ 297
Oceaneering International, Inc. (a)	145,200	4,613,004
Oil States International, Inc. (a)	117,600	1,566,432
Petroleum Geo-Services ASA (a)	1,050	3,447
PHI, Inc. (non-vtg.) (a)	205,200	1,789,344
Prosafe Production Public Ltd. (a)	96,800	157,018
Saipem SpA	100	1,545
Schlumberger Ltd. (NY Shares)	4,427,246	168,500,984
SEACOR Holdings, Inc. (a)	100	5,991
Smith International, Inc.	1,454,556	31,243,863
Superior Energy Services, Inc. (a)	848,675	11,194,023
T-3 Energy Services, Inc. (a)	240,100	2,643,501
Tenaris SA sponsored ADR	151,000	2,650,050
Tesco Corp. (a)	136,600	1,047,722
TETRA Technologies, Inc. (a)	329,500	942,370
Tidewater, Inc.	315,000	11,125,800
Trico Marine Services, Inc. (a)(d)	225,400	737,058
TSC Offshore Group Ltd. (a)	4,114,000	290,992
Weatherford International Ltd. (a)	3,289,838	35,102,571
Willbros Group, Inc. (a)(d)	396,900	2,849,742
		479,040,386
TOTAL ENERGY EQUIPMENT & SERVICES		707,986,623
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Keppel Corp. Ltd.	36,000	99,906
McDermott International, Inc. (a)	181,800	2,143,422
		2,243,328
TOTAL COMMON STOCKS (Cost $997,603,920)		726,860,432
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.59% (b)	12,470,757	12,470,757
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	7,934,598	7,934,598
TOTAL MONEY MARKET FUNDS (Cost $20,405,355)		20,405,355
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,018,009,275)		747,265,787
NET OTHER ASSETS - (0.9)%		(6,320,149)
NET ASSETS - 100%		$ 740,945,638
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 244,553
Fidelity Securities Lending Cash Central Fund	1,548,364
Total	$ 1,792,917
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 747,265,787	$ 745,888,679	$ 1,377,108	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	54.3%
Netherlands Antilles	22.7%
Cayman Islands	9.9%
Switzerland	9.3%
Netherlands	2.4%
Others (individually less than 1%)	1.4%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $271,353,144 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $7,471,638) - See accompanying schedule: Unaffiliated issuers (cost $997,603,920)	$ 726,860,432
Fidelity Central Funds (cost $20,405,355)	20,405,355
Total Investments (cost $1,018,009,275)		$ 747,265,787
Cash		993,128
Receivable for investments sold		5,033,540
Receivable for fund shares sold		1,576,179
Dividends receivable		1,459,177
Distributions receivable from Fidelity Central Funds		29,349
Prepaid expenses		10,876
Other receivables		346
Total assets		756,368,382

Liabilities
Payable for investments purchased	$ 5,566,894
Payable for fund shares redeemed	1,299,440
Accrued management fee	366,935
Other affiliated payables	222,419
Other payables and accrued expenses	32,458
Collateral on securities loaned, at value	7,934,598
Total liabilities		15,422,744

Net Assets		$ 740,945,638
Net Assets consist of:
Paid in capital		$ 1,314,984,665
Accumulated net investment loss		(122)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(303,295,367)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(270,743,538)
Net Assets, for 21,876,528 shares outstanding		$ 740,945,638
Net Asset Value, offering price and redemption price per share ($740,945,638 ÷ 21,876,528 shares)		$ 33.87

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 11,126,690
Special dividends		1,610,550
Interest		5,864
Income from Fidelity Central Funds (including $1,548,364 from security lending)		1,792,917
Total income		14,536,021

Expenses
Management fee	$ 10,218,429
Transfer agent fees	3,863,689
Accounting and security lending fees	589,719
Custodian fees and expenses	62,296
Independent trustees' compensation	8,748
Registration fees	116,824
Audit	56,897
Legal	10,655
Interest	52,650
Miscellaneous	81,941
Total expenses before reductions	15,061,848
Expense reductions	(47,995)	15,013,853
Net investment income (loss)		(477,832)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(285,774,941)
Investment not meeting investment restrictions	(330)
Foreign currency transactions	(20,367)
Payment from investment advisor for loss on investment not meeting investment restrictions	330
Total net realized gain (loss)		(285,795,308)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $31,085)	(1,034,670,612)
Assets and liabilities in foreign currencies	18,792
Total change in net unrealized appreciation (depreciation)		(1,034,651,820)
Net gain (loss)		(1,320,447,128)
Net increase (decrease) in net assets resulting from operations		$ (1,320,924,960)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (477,832)	$ (4,629,705)
Net realized gain (loss)	(285,795,308)	125,926,798
Change in net unrealized appreciation (depreciation)	(1,034,651,820)	384,419,952
Net increase (decrease) in net assets resulting from operations	(1,320,924,960)	505,717,045
Distributions to shareholders from net realized gain	(95,954,641)	(48,414,370)
Share transactions Proceeds from sales of shares	984,296,735	1,788,482,418
Reinvestment of distributions	90,434,435	46,304,551
Cost of shares redeemed	(1,173,417,767)	(1,257,831,911)
Net increase (decrease) in net assets resulting from share transactions	(98,686,597)	576,955,058
Redemption fees	406,720	443,438
Total increase (decrease) in net assets	(1,515,159,478)	1,034,701,171

Net Assets
Beginning of period	2,256,105,116	1,221,403,945
End of period (including accumulated net investment loss of $122 and accumulated net investment loss of $1,163, respectively)	$ 740,945,638	$ 2,256,105,116
Other Information Shares
Sold	12,065,354	19,609,141
Issued in reinvestment of distributions	951,841	573,388
Redeemed	(15,499,784)	(14,103,217)
Net increase (decrease)	(2,482,589)	6,079,312

Financial Highlights

Years ended February 28,

2009

2008 J

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 92.62	$ 66.82	$ 68.03	$ 49.44	$ 35.65
Income from Investment Operations
Net investment income (loss) C	(.02) F	(.21)	(.21) G	(.12) H	(.20)
Net realized and unrealized gain (loss)	(54.75)	28.45	3.07	18.64	13.95
Total from investment operations	(54.77)	28.24	2.86	18.52	13.75
Distributions from net realized gain	(4.00)	(2.46)	(4.15)	-	-
Redemption fees added to paid in capital C	.02	.02	.08	.07	.04
Net asset value, end of period	$ 33.87	$ 92.62	$ 66.82	$ 68.03	$ 49.44
Total Return A,B	(61.89)%	42.91%	3.92%	37.60%	38.68%
Ratios to Average Net Assets D,I
Expenses before reductions	.82%	.83%	.88%	.94%	.98%
Expenses net of fee waivers, if any	.82%	.83%	.88%	.94%	.98%
Expenses net of all reductions	.82%	.83%	.88%	.91%	.96%
Net investment income (loss)	(.03)% F	(.23)%	(.30)% G	(.21)% H	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 740,946	$ 2,256,105	$ 1,221,404	$ 1,734,076	$ 896,252
Portfolio turnover rate E	82%	64%	92%	58%	34%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%. G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.
H Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%. I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Gas Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Natural Gas Portfolio	-59.99%	3.21%	10.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Natural Gas Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from James McElligott, Portfolio Manager of Select Natural Gas Portfolio: During the past year, the fund returned -59.99%, considerably behind both the -48.70% mark of the Standard & Poor's® Custom Natural Gas Index and the S&P 500. Versus the industry index, underweighting regulated utilities hampered performance, as that group posted much smaller losses than the benchmark overall. Owning positions in several refiners - notably Valero Energy and Tesoro - also was counterproductive. Profit margins for the group were squeezed in the first half of the period, when their main input, crude oil, rose faster than the prices for gasoline and the other refined products they sell. When the cost situation finally improved later in the period due to falling crude oil prices, the demand side deteriorated because of the oncoming recession. Valero and Tesoro were out-of-index positions. Stock selection in oil and gas exploration and production, electrical components and equipment, and coal and consumable fuels also detracted. Other individual positions that hurt included two exploration and production (E&P) holdings, Quicksilver Resources and Plains Exploration & Production, that made ill-timed acquisitions and took on considerable debt. China-based Suntech Power, a worldwide leader in the design and manufacture of solar power systems, further detracted. Plains Exploration & Production and Suntech were out-of-index holdings, and Suntech was not held by the fund at period end. Additionally, not owning regulated utilities and benchmark components Duke Energy, Dominion Resources and Sempra Energy hampered our results. Conversely, underweighted exposures to the oil and gas storage and transportation group and the oil and gas drilling segment aided performance, as did a small cash position. Underweighting driller Transocean and not owning integrated natural gas company Williams for much of the period contributed, as both stocks struggled with the late-period weakness in energy prices. Two E&P holdings that worked out relatively well were Southwestern Energy and Range Resources, the fund's largest holding at period end and an out-of-index position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Natural Gas Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Range Resources Corp.	8.1	4.3
Denbury Resources, Inc.	8.0	4.7
Chesapeake Energy Corp.	7.9	8.2
Southwestern Energy Co.	6.9	4.2
Plains Exploration & Production Co.	5.3	8.3
Quicksilver Resources, Inc.	4.9	3.5
Noble Corp.	4.1	0.5
Comstock Resources, Inc.	3.3	3.1
Ultra Petroleum Corp.	2.6	5.5
Petrohawk Energy Corp.	2.4	1.3
	53.5
Top Industries (% of fund's net assets)
As of February 28, 2009
Oil, Gas & Consumable Fuels	79.0%
Energy Equipment & Services	15.9%
Electrical Equipment	4.1%
Metals & Mining	0.4%
Independent Power Producers & Energy Traders	0.3%
All Others*	0.3%

As of August 31, 2008
Oil, Gas & Consumable Fuels	72.2%
Energy Equipment & Services	17.7%
Electrical Equipment	5.9%
Independent Power Producers & Energy Traders	2.1%
Metals & Mining	0.8%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Select Natural Gas Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Specialized Finance - 0.2%
Climate Exchange PLC (a)(d)	111,000	$ 1,138,345
ELECTRICAL EQUIPMENT - 4.1%
Electrical Components & Equipment - 4.1%
Acuity Brands, Inc.	43,300	992,436
First Solar, Inc. (a)(d)	102,400	10,827,776
Q-Cells SE (a)(d)	152,100	2,519,972
Renewable Energy Corp. AS (a)(d)	598,100	4,057,210
Sunpower Corp. Class B (a)	436,500	10,807,740
		29,205,134
ENERGY EQUIPMENT & SERVICES - 15.9%
Oil & Gas Drilling - 11.4%
Atwood Oceanics, Inc. (a)	347,990	5,317,287
Diamond Offshore Drilling, Inc.	117,800	7,378,992
ENSCO International, Inc.	215,300	5,292,074
Helmerich & Payne, Inc.	232,415	5,498,939
Hercules Offshore, Inc. (a)	83,100	119,664
Nabors Industries Ltd. (a)	1,345,682	13,066,572
Noble Corp.	1,170,000	28,770,300
Patterson-UTI Energy, Inc.	437,800	3,760,702
Pride International, Inc. (a)	298,000	5,137,520
Rowan Companies, Inc.	304,500	3,687,495
Songa Offshore Se (a)	312,300	447,039
Transocean Ltd. (a)	29,927	1,788,737
		80,265,321
Oil & Gas Equipment & Services - 4.5%
Cameron International Corp. (a)	123,744	2,385,784
Complete Production Services, Inc. (a)	128,600	392,230
Halliburton Co.	210,100	3,426,731
National Oilwell Varco, Inc. (a)	320,356	8,563,116
Oceaneering International, Inc. (a)	34,900	1,108,773
Oil States International, Inc. (a)	38,300	510,156
Smith International, Inc.	221,190	4,751,161
TSC Offshore Group Ltd. (a)	3,962,000	280,241
Weatherford International Ltd. (a)	952,900	10,167,443
		31,585,635
TOTAL ENERGY EQUIPMENT & SERVICES		111,850,956
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
Independent Power Producers & Energy Traders - 0.3%
Dynegy, Inc. Class A (a)	1,594,100	2,072,330
METALS & MINING - 0.4%
Diversified Metals & Mining - 0.4%
Ivanhoe Mines Ltd. (a)	100,000	444,130
Timminco Ltd. (a)(d)	845,100	2,185,575
		2,629,705

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 74.2%
Coal & Consumable Fuels - 4.2%
Arch Coal, Inc.	257,708	$ 3,582,141
China Coal Energy Co. Ltd. (H Shares)	4,135,000	2,489,153
China Shenhua Energy Co. Ltd. (H Shares)	1,881,000	3,634,840
CONSOL Energy, Inc.	251,900	6,864,275
Evergreen Energy, Inc. (a)	5,399,315	4,216,865
Foundation Coal Holdings, Inc.	100,000	1,608,000
James River Coal Co. (a)	187,400	2,059,526
Massey Energy Co.	71,500	825,825
Peabody Energy Corp.	131,700	3,117,339
PT Bumi Resources Tbk	16,479,500	1,013,669
		29,411,633
Integrated Oil & Gas - 2.0%
Exxon Mobil Corp.	10,000	679,000
Hess Corp.	250,400	13,694,376
		14,373,376
Oil & Gas Exploration & Production - 63.7%
Anadarko Petroleum Corp.	74,800	2,614,260
Apache Corp.	69,600	4,112,664
Aurora Oil & Gas Corp. (a)	3,958,153	277,071
Canadian Natural Resources Ltd.	29,000	932,359
Chesapeake Energy Corp.	3,566,400	55,778,496
CNOOC Ltd. sponsored ADR (d)	24,900	2,139,657
Comstock Resources, Inc. (a)	770,300	23,440,229
Concho Resources, Inc. (a)	454,900	9,075,255
Denbury Resources, Inc. (a)	4,362,375	56,187,390
Devon Energy Corp.	327,400	14,297,558
EOG Resources, Inc.	118,500	5,929,740
EXCO Resources, Inc. (a)	374,900	3,415,339
Forest Oil Corp. (a)	249,263	3,534,549
FX Energy, Inc. (a)	100,000	302,000
Newfield Exploration Co. (a)	50,000	966,500
Noble Energy, Inc.	318,800	14,518,152
Petrobank Energy & Resources Ltd. (a)	38,700	586,212
Petrohawk Energy Corp. (a)	980,572	16,689,335
Plains Exploration & Production Co. (a)	1,967,650	37,660,821
Quicksilver Gas Services LP	210,600	2,569,320
Quicksilver Resources, Inc. (a)(d)	5,742,020	34,452,120
Range Resources Corp.	1,613,200	57,381,522
SandRidge Energy, Inc. (a)	495,200	3,347,552
Southwestern Energy Co. (a)	1,689,000	48,592,530
Ultra Petroleum Corp. (a)	516,719	18,157,506
Venoco, Inc. (a)	2,301,795	7,043,493
Whiting Petroleum Corp. (a)	553,000	12,884,900
XTO Energy, Inc.	390,575	12,365,605
		449,252,135
Oil & Gas Refining & Marketing - 4.1%
CVR Energy, Inc. (a)	49,200	232,224
Holly Corp.	156,700	3,652,677
Petroplus Holdings AG	28,564	445,307
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Refining & Marketing - continued
Reliance Industries Ltd.	52,908	$ 1,292,911
Tesoro Corp.	496,446	7,327,543
Valero Energy Corp.	724,800	14,046,624
Western Refining, Inc. (d)	160,700	1,823,945
		28,821,231
Oil & Gas Storage & Transport - 0.2%
Copano Energy LLC	114,003	1,621,123
TOTAL OIL, GAS & CONSUMABLE FUELS		523,479,498
TOTAL COMMON STOCKS (Cost $1,127,117,860)		670,375,968
Convertible Preferred Stocks - 2.1%

OIL, GAS & CONSUMABLE FUELS - 2.1%
Oil & Gas Exploration & Production - 2.1%
SandRidge Energy, Inc. 8.50% (a)(e) (Cost $14,256,000)	150,000	14,833,500
Convertible Bonds - 2.7%
Principal Amount
OIL, GAS & CONSUMABLE FUELS - 2.7%
Oil & Gas Exploration & Production - 2.7%
Chesapeake Energy Corp. 2.5% 5/15/37 (Cost $19,009,508)	$ 31,540,000	19,151,088
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	63,241	63,241
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	24,352,209	24,352,209
TOTAL MONEY MARKET FUNDS (Cost $24,415,450)		24,415,450
Cash Equivalents - 0.5%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.26%, dated 2/27/09 due 3/2/09 (Collateralized by U.S. Treasury Obligations) # (Cost $3,474,000)	$ 3,474,075	$ 3,474,000
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $1,188,272,818)		732,250,006
NET OTHER ASSETS - (3.9)%		(27,248,370)
NET ASSETS - 100%		$ 705,001,636
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,833,500 or 2.1% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$3,474,000 due 3/02/09 at 0.26%
BNP Paribas Securities Corp.	$ 1,714,214
Banc of America Securities LLC	639,635
Barclays Capital, Inc.	911,816
Deutsche Bank Securities, Inc.	208,335
$ 3,474,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 537,287
Fidelity Securities Lending Cash Central Fund	1,851,958
Total	$ 2,389,245
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Evergreen Energy, Inc.	$ 11,608,527	$ -	$ -	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 732,250,006	$ 677,472,731	$ 54,777,275	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.4%
Cayman Islands	4.1%
Canada	3.2%
Others (individually less than 1%)	3.3%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $56,730,497 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $257,879,894 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $23,278,034 and repurchase agreements of $3,474,000) - See accompanying schedule: Unaffiliated issuers (cost $1,163,857,368)	$ 707,834,556
Fidelity Central Funds (cost $24,415,450)	24,415,450
Total Investments (cost $1,188,272,818)		$ 732,250,006
Cash		237
Receivable for investments sold		20,909,414
Receivable for fund shares sold		831,262
Dividends receivable		491,998
Interest receivable		229,979
Distributions receivable from Fidelity Central Funds		40,589
Prepaid expenses		9,124
Other receivables		2,198
Total assets		754,764,807

Liabilities
Payable for investments purchased	$ 23,243,566
Payable for fund shares redeemed	1,553,079
Accrued management fee	360,851
Other affiliated payables	215,192
Other payables and accrued expenses	38,274
Collateral on securities loaned, at value	24,352,209
Total liabilities		49,763,171

Net Assets		$ 705,001,636
Net Assets consist of:
Paid in capital		$ 1,551,203,464
Accumulated net investment loss		(3,824,668)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(386,353,649)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(456,023,511)
Net Assets, for 36,799,247 shares outstanding		$ 705,001,636
Net Asset Value, offering price and redemption price per share ($705,001,636 ÷ 36,799,247 shares)		$ 19.16

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 8,143,410
Interest		288,252
Income from Fidelity Central Funds (including $1,851,958 from security lending)		2,389,245
Total income		10,820,907

Expenses
Management fee	$ 8,327,485
Transfer agent fees	3,501,116
Accounting and security lending fees	490,058
Custodian fees and expenses	64,651
Independent trustees' compensation	7,535
Registration fees	174,254
Audit	44,212
Legal	8,007
Interest	57,331
Miscellaneous	69,282
Total expenses before reductions	12,743,931
Expense reductions	(48,433)	12,695,498
Net investment income (loss)		(1,874,591)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(383,649,001)
Foreign currency transactions	(46,752)
Total net realized gain (loss)		(383,695,753)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $319,594)	(895,676,153)
Assets and liabilities in foreign currencies	(701)
Total change in net unrealized appreciation (depreciation)		(895,676,854)
Net gain (loss)		(1,279,372,607)
Net increase (decrease) in net assets resulting from operations		$ (1,281,247,198)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,874,591)	$ (1,290,051)
Net realized gain (loss)	(383,695,753)	158,605,074
Change in net unrealized appreciation (depreciation)	(895,676,854)	235,843,456
Net increase (decrease) in net assets resulting from operations	(1,281,247,198)	393,158,479
Distributions to shareholders from net realized gain	(73,105,192)	(114,570,067)
Share transactions Proceeds from sales of shares	1,350,618,090	801,203,677
Reinvestment of distributions	66,614,755	105,819,959
Cost of shares redeemed	(961,532,824)	(608,096,713)
Net increase (decrease) in net assets resulting from share transactions	455,700,021	298,926,923
Redemption fees	384,033	165,396
Total increase (decrease) in net assets	(898,268,336)	577,680,731

Net Assets
Beginning of period	1,603,269,972	1,025,589,241
End of period (including accumulated net investment loss of $3,824,668 and accumulated net investment loss of $2,473,455, respectively)	$ 705,001,636	$ 1,603,269,972
Other Information Shares
Sold	30,313,112	17,460,484
Issued in reinvestment of distributions	1,342,769	2,363,894
Redeemed	(26,979,116)	(13,596,684)
Net increase (decrease)	4,676,765	6,227,694

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 49.91	$ 39.61	$ 38.86	$ 34.41	$ 23.00
Income from Investment Operations
Net investment income (loss) C	(.05)	(.05)	(.03) F	(.09)	.01
Net realized and unrealized gain (loss)	(28.62)	14.53	4.08	8.58	11.83
Total from investment operations	(28.67)	14.48	4.05	8.49	11.84
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	(2.09)	(4.19)	(3.31)	(4.08)	(.44)
Total distributions	(2.09)	(4.19)	(3.31)	(4.08)	(.46)
Redemption fees added to paid in capital C	.01	.01	.01	.04	.03
Net asset value, end of period	$ 19.16	$ 49.91	$ 39.61	$ 38.86	$ 34.41
Total Return A,B	(59.99)%	38.08%	10.43%	26.28%	52.01%
Ratios to Average Net Assets D,G
Expenses before reductions	.85%	.85%	.90%	.95%	.98%
Expenses net of fee waivers, if any	.85%	.85%	.90%	.95%	.98%
Expenses net of all reductions	.85%	.85%	.89%	.88%	.94%
Net investment income (loss)	(.13)%	(.10)%	(.09)% F	(.24)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 705,002	$ 1,603,270	$ 1,025,589	$ 1,555,579	$ 947,538
Portfolio turnover rate E	81%	68%	59%	148%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Resources Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Natural Resources Portfolio	-55.24%	6.19%	10.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Natural Resources Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from John Dowd, Portfolio Manager of Select Natural Resources Portfolio: For the 12 months ending February 28, 2009, the fund returned -55.24%, lagging the -49.46% mark of the Standard & Poor's® North American Natural Resources Sector Index and that of the S&P 500. Economically sensitive stocks, including those from most energy and commodities companies, suffered significant losses during the period, as dwindling credit choked off economic growth around the world. Unfortunately, the fund's fairly aggressive positioning in mid- and smaller-sized company stocks, as well as a large underweighting in stronger-performing integrated oil stocks, led to its underperformance relative to the sector index. The biggest detractors were underweightings in integrated oil companies Exxon Mobil and Chevron. Large positions in the oil and gas refining/marketing industry also hurt, including stakes in oil and gas refiners Valero Energy and Tesoro. Currency fluctuations also were a drag on performance due to the fund's foreign exposure. Bright spots included overweightings in low-cost natural gas producer Southwestern Energy and low-cost oil exploration/production company Petrohawk Energy. Underweighted positions in deepwater rig company Transocean and mining company Freeport-McMoRan Copper & Gold also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Natural Resources Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Southwestern Energy Co.	5.0	2.7
Occidental Petroleum Corp.	5.0	2.5
Noble Corp.	4.5	0.5
Hess Corp.	4.4	2.1
Petrohawk Energy Corp.	3.2	3.3
Canadian Natural Resources Ltd.	3.0	3.4
Range Resources Corp.	2.6	1.8
Freeport-McMoRan Copper & Gold, Inc. Class B	2.3	0.8
Weatherford International Ltd.	2.1	2.4
Schlumberger Ltd. (NY Shares)	2.1	3.8
	34.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Oil, Gas & Consumable Fuels	56.8%
Energy Equipment & Services	23.2%
Metals & Mining	14.1%
Electrical Equipment	1.6%
Chemicals	1.5%
All Others*	2.8%

As of August 31, 2008
Oil, Gas & Consumable Fuels	54.0%
Energy Equipment & Services	26.3%
Metals & Mining	11.8%
Electrical Equipment	5.1%
Chemicals	1.0%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Select Natural Resources Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CHEMICALS - 1.5%
Commodity Chemicals - 0.2%
Calgon Carbon Corp. (a)	146,700	$ 2,149,155
Fertilizers & Agricultural Chemicals - 1.3%
Terra Industries, Inc.	470,500	12,134,195
TOTAL CHEMICALS		14,283,350
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	1,200	40,488
CONTAINERS & PACKAGING - 1.0%
Metal & Glass Containers - 1.0%
Crown Holdings, Inc. (a)	110,000	2,318,800
Greif, Inc. Class A	32,300	993,225
Owens-Illinois, Inc. (a)	414,000	6,383,880
		9,695,905
ELECTRICAL EQUIPMENT - 1.6%
Electrical Components & Equipment - 1.6%
Energy Conversion Devices, Inc. (a)	111,400	2,443,002
First Solar, Inc. (a)(d)	44,400	4,694,856
JA Solar Holdings Co. Ltd. ADR (a)	718,300	1,458,149
Renewable Energy Corp. AS (a)	129,500	878,463
Sunpower Corp. Class B (a)	166,100	4,112,636
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	178,400	1,086,456
		14,673,562
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)	34,700	1,549,702
ENERGY EQUIPMENT & SERVICES - 23.2%
Oil & Gas Drilling - 10.9%
Atwood Oceanics, Inc. (a)	333,500	5,095,880
Helmerich & Payne, Inc.	387,000	9,156,420
Hercules Offshore, Inc. (a)	571,594	823,095
Nabors Industries Ltd. (a)	1,303,000	12,652,130
Noble Corp.	1,690,100	41,559,559
Patterson-UTI Energy, Inc.	336,300	2,888,817
Pride International, Inc. (a)	767,200	13,226,528
Transocean Ltd. (a)	254,800	15,229,396
		100,631,825
Oil & Gas Equipment & Services - 12.3%
Baker Hughes, Inc.	169,200	4,959,252
BJ Services Co.	329,400	3,185,298
Cameron International Corp. (a)	100	1,928
Core Laboratories NV	22,400	1,688,960
Dresser-Rand Group, Inc. (a)	54,600	1,147,146
Dril-Quip, Inc. (a)	321,700	6,762,134
Exterran Holdings, Inc. (a)	110,750	2,004,575
Global Industries Ltd. (a)	473,400	1,495,944

	Shares	Value
Halliburton Co.	995,800	$ 16,241,498
National Oilwell Varco, Inc. (a)	494,358	13,214,189
Oceaneering International, Inc. (a)	125,200	3,977,604
Oil States International, Inc. (a)	4,400	58,608
Schlumberger Ltd. (NY Shares)	502,452	19,123,323
Smith International, Inc.	441,400	9,481,272
Superior Energy Services, Inc. (a)	172,000	2,268,680
Tenaris SA sponsored ADR	122,900	2,156,895
Tidewater, Inc.	92,800	3,277,696
TSC Offshore Group Ltd. (a)	3,250,000	229,880
Weatherford International Ltd. (a)	1,832,080	19,548,294
Willbros Group, Inc. (a)	402,700	2,891,386
		113,714,562
TOTAL ENERGY EQUIPMENT & SERVICES		214,346,387
GAS UTILITIES - 0.6%
Gas Utilities - 0.6%
EQT Corp.	61,600	1,894,200
Questar Corp.	89,500	2,580,285
Zhongyu Gas Holdings Ltd. (a)	12,744,000	734,380
		5,208,865
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
Independent Power Producers & Energy Traders - 0.3%
NRG Energy, Inc. (a)	159,070	3,006,423
INDUSTRIAL CONGLOMERATES - 0.5%
Industrial Conglomerates - 0.5%
McDermott International, Inc. (a)	385,100	4,540,329
MACHINERY - 0.1%
Construction & Farm Machinery & Heavy Trucks - 0.0%
Joy Global, Inc.	50	873
Industrial Machinery - 0.1%
Vallourec SA	9,600	747,064
TOTAL MACHINERY		747,937
METALS & MINING - 14.1%
Aluminum - 0.0%
Alcoa, Inc.	100	623
Diversified Metals & Mining - 2.6%
Compass Minerals International, Inc.	31,666	1,653,599
Freeport-McMoRan Copper & Gold, Inc. Class B	698,567	21,250,408
RTI International Metals, Inc. (a)	138	1,496
Teck Cominco Ltd. Class B (sub. vtg.)	270,800	951,520
Titanium Metals Corp.	76	444
		23,857,467
Gold - 11.3%
Agnico-Eagle Mines Ltd.	156,100	7,847,027
Barrick Gold Corp.	624,800	18,884,220
Eldorado Gold Corp. (a)	972,000	8,198,373
Gold Fields Ltd. sponsored ADR	200,100	2,037,018
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Goldcorp, Inc.	275,100	$ 7,992,529
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	607,000	7,271,860
IAMGOLD Corp.	1,107,700	8,968,526
Kinross Gold Corp.	124,067	1,962,212
Lihir Gold Ltd. (a)	3,796,367	7,866,838
Newcrest Mining Ltd.	510,757	10,043,210
Newmont Mining Corp.	282,200	11,747,986
Randgold Resources Ltd. sponsored ADR	78,600	3,574,728
Royal Gold, Inc.	200	8,092
Yamana Gold, Inc.	867,800	7,585,533
		103,988,152
Precious Metals & Minerals - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	929,500	2,243,160
Steel - 0.0%
Allegheny Technologies, Inc.	900	17,703
TOTAL METALS & MINING		130,107,105
OIL, GAS & CONSUMABLE FUELS - 56.8%
Coal & Consumable Fuels - 3.7%
Arch Coal, Inc.	603,900	8,394,210
CONSOL Energy, Inc.	421,200	11,477,700
Foundation Coal Holdings, Inc.	371,600	5,975,328
Massey Energy Co.	344,800	3,982,440
Peabody Energy Corp.	175,700	4,158,819
USEC, Inc. (a)	1,600	8,048
Walter Industries, Inc.	100	1,817
		33,998,362
Integrated Oil & Gas - 16.7%
Chevron Corp.	122,600	7,443,046
ConocoPhillips	26,400	986,040
ENI SpA sponsored ADR	216,100	8,646,161
Exxon Mobil Corp.	1,800	122,220
Hess Corp.	741,000	40,525,290
Marathon Oil Corp.	223,000	5,189,210
Occidental Petroleum Corp.	893,700	46,356,219
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	134,200	3,003,396
Royal Dutch Shell PLC Class A sponsored ADR	361,300	15,886,361
Suncor Energy, Inc.	806,700	16,778,903
Total SA sponsored ADR	190,700	9,001,040
		153,937,886
Oil & Gas Exploration & Production - 30.2%
Anadarko Petroleum Corp.	298,900	10,446,555
Apache Corp.	32,800	1,938,152

	Shares	Value
Cabot Oil & Gas Corp.	730,700	$ 14,884,359
Canadian Natural Resources Ltd.	873,500	28,083,284
Chesapeake Energy Corp.	493,100	7,712,084
Comstock Resources, Inc. (a)	356,600	10,851,338
Concho Resources, Inc. (a)	207,200	4,133,640
Denbury Resources, Inc. (a)	1,212,500	15,617,000
Devon Energy Corp.	38,500	1,681,295
EnCana Corp.	187,984	7,417,991
Encore Acquisition Co. (a)	152,600	3,064,208
EOG Resources, Inc.	800	40,032
EXCO Resources, Inc. (a)	988,250	9,002,958
Forest Oil Corp. (a)	158,091	2,241,730
GMX Resources, Inc. (a)	37,700	650,325
Goodrich Petroleum Corp. (a)	93,000	1,845,120
Mariner Energy, Inc. (a)	124	1,147
Newfield Exploration Co. (a)	113,400	2,192,022
Nexen, Inc.	538,400	7,355,573
Noble Energy, Inc.	393,400	17,915,436
Oil Search Ltd.	790,709	2,518,426
OPTI Canada, Inc. (a)	330,000	259,403
Penn Virginia Corp.	209,700	2,904,345
Petrobank Energy & Resources Ltd. (a)	50,000	757,379
Petrohawk Energy Corp. (a)	1,715,440	29,196,789
Petroquest Energy, Inc. (a)(d)	189,400	613,656
Plains Exploration & Production Co. (a)	605,913	11,597,175
Quicksilver Resources, Inc. (a)	113,400	680,400
Range Resources Corp.	683,573	24,314,692
SandRidge Energy, Inc. (a)	736,900	4,981,444
Southwestern Energy Co. (a)	1,617,200	46,526,842
Talisman Energy, Inc.	581,200	5,459,529
Whiting Petroleum Corp. (a)	1,100	25,630
XTO Energy, Inc.	59,700	1,890,102
		278,800,061
Oil & Gas Refining & Marketing - 5.2%
Frontier Oil Corp.	1,088,600	14,859,390
Holly Corp.	30,200	703,962
Sunoco, Inc.	163,600	5,472,420
Tesoro Corp.	764,600	11,285,496
Valero Energy Corp.	817,688	15,846,793
Western Refining, Inc.	100	1,135
		48,169,196
Oil & Gas Storage & Transport - 1.0%
El Paso Corp.	576,600	3,892,050
Williams Companies, Inc.	477,000	5,390,100
		9,282,150
TOTAL OIL, GAS & CONSUMABLE FUELS		524,187,655
PAPER & FOREST PRODUCTS - 0.0%
Forest Products - 0.0%
Weyerhaeuser Co.	100	2,416
TOTAL COMMON STOCKS (Cost $1,214,024,745)		922,390,124
Money Market Funds - 1.3%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	7,613,142	$ 7,613,142
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	3,828,082	3,828,082
TOTAL MONEY MARKET FUNDS (Cost $11,441,224)		11,441,224
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,225,465,969)		933,831,348
NET OTHER ASSETS - (1.2)%		(10,721,223)
NET ASSETS - 100%		$ 923,110,125
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 331,049
Fidelity Securities Lending Cash Central Fund	718,713
Total	$ 1,049,762
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 933,831,348	$ 908,569,927	$ 25,261,421	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	68.3%
Canada	13.8%
Cayman Islands	4.9%
United Kingdom	2.1%
Netherlands Antilles	2.1%
Switzerland	1.6%
Papua New Guinea	1.2%
Australia	1.1%
France	1.1%
South Africa	1.0%
Italy	1.0%
Others (individually less than 1%)	1.8%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $125,735,259 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $328,420,523 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $3,601,284) - See accompanying schedule: Unaffiliated issuers (cost $1,214,024,745)	$ 922,390,124
Fidelity Central Funds (cost $11,441,224)	11,441,224
Total Investments (cost $1,225,465,969)		$ 933,831,348
Receivable for investments sold		13,204,178
Receivable for fund shares sold		1,838,247
Dividends receivable		1,264,748
Distributions receivable from Fidelity Central Funds		40,682
Prepaid expenses		11,150
Other receivables		3,511
Total assets		950,193,864

Liabilities
Payable for investments purchased	$ 20,593,545
Payable for fund shares redeemed	1,869,744
Accrued management fee	467,018
Other affiliated payables	281,071
Other payables and accrued expenses	44,279
Collateral on securities loaned, at value	3,828,082
Total liabilities		27,083,739

Net Assets		$ 923,110,125
Net Assets consist of:
Paid in capital		$ 1,703,245,137
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(488,530,572)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(291,604,440)
Net Assets, for 53,544,143 shares outstanding		$ 923,110,125
Net Asset Value, offering price and redemption price per share ($923,110,125 ÷ 53,544,143 shares)		$ 17.24

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 15,922,591
Interest		3,160
Income from Fidelity Central Funds (including $718,713 from security lending)		1,049,762
Total income		16,975,513

Expenses
Management fee	$ 10,836,549
Transfer agent fees	4,593,715
Accounting and security lending fees	598,099
Custodian fees and expenses	108,902
Independent trustees' compensation	9,924
Registration fees	142,178
Audit	45,693
Legal	10,931
Interest	60,544
Miscellaneous	107,350
Total expenses before reductions	16,513,885
Expense reductions	(148,534)	16,365,351
Net investment income (loss)		610,162
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(481,308,449)
Foreign currency transactions	(479,518)
Total net realized gain (loss)		(481,787,967)
Change in net unrealized appreciation (depreciation) on: Investment securities	(864,660,650)
Assets and liabilities in foreign currencies	28,602
Total change in net unrealized appreciation (depreciation)		(864,632,048)
Net gain (loss)		(1,346,420,015)
Net increase (decrease) in net assets resulting from operations		$ (1,345,809,853)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 610,162	$ 1,594,233
Net realized gain (loss)	(481,787,967)	88,028,067
Change in net unrealized appreciation (depreciation)	(864,632,048)	394,031,730
Net increase (decrease) in net assets resulting from operations	(1,345,809,853)	483,654,030
Distributions to shareholders from net investment income	(636,818)	(1,264,149)
Distributions to shareholders from net realized gain	(30,567,245)	(70,917,949)
Total distributions	(31,204,063)	(72,182,098)
Share transactions Proceeds from sales of shares	1,221,643,673	1,775,253,829
Reinvestment of distributions	30,006,724	69,411,696
Cost of shares redeemed	(1,380,303,375)	(786,519,744)
Net increase (decrease) in net assets resulting from share transactions	(128,652,978)	1,058,145,781
Redemption fees	402,052	314,569
Total increase (decrease) in net assets	(1,505,264,842)	1,469,932,282

Net Assets
Beginning of period	2,428,374,967	958,442,685
End of period (including undistributed net investment income of $0 and undistributed net investment income of $700,062, respectively)	$ 923,110,125	$ 2,428,374,967
Other Information Shares
Sold	34,996,171	49,318,162
Issued in reinvestment of distributions	769,798	1,934,801
Redeemed	(44,494,728)	(22,315,817)
Net increase (decrease)	(8,728,759)	28,937,146

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 39.00	$ 28.75	$ 25.87	$ 20.07	$ 14.90
Income from Investment Operations
Net investment income (loss) C	.01	.03	.08	.05	.09
Net realized and unrealized gain (loss)	(21.29)	11.74	3.81	6.72	5.42
Total from investment operations	(21.28)	11.77	3.89	6.77	5.51
Distributions from net investment income	(.01)	(.03)	(.07)	(.04)	(.07)
Distributions from net realized gain	(.48)	(1.50)	(.95)	(.95)	(.28)
Total distributions	(.49)	(1.53)	(1.02)	(.99)	(.35)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 17.24	$ 39.00	$ 28.75	$ 25.87	$ 20.07
Total Return A,B	(55.24)%	41.62%	15.18%	34.50%	37.51%
Ratios to Average Net Assets D,F
Expenses before reductions	.85%	.85%	.93%	.99%	1.04%
Expenses net of fee waivers, if any	.85%	.85%	.93%	.99%	1.04%
Expenses net of all reductions	.84%	.85%	.92%	.93%	1.00%
Net investment income (loss)	.03%	.09%	.31%	.21%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 923,110	$ 2,428,375	$ 958,443	$ 880,840	$ 308,695
Portfolio turnover rate E	136%	44%	116%	119%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the trust). Energy Portfolio, Energy Service Portfolio, and Natural Gas Portfolio are non-diversified funds. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for each Fund's investments is included at the end of each Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Energy Portfolio	$ 1,853,240,308	$ 122,759,646	$ (611,079,146)	$ (488,319,500)
Energy Service Portfolio	1,049,951,545	81,213,073	(383,898,831)	(302,685,758)
Natural Gas Portfolio	1,263,841,452	56,044,932	(587,636,378)	(531,591,446)
Natural Resources Portfolio	1,259,810,578	71,237,763	(397,216,993)	(325,979,230)
Capital Loss Carryforward
Natural Gas Portfolio	$ (56,730,497)
Natural Resources Portfolio	(125,735,259)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2009	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 495,957	$ 62,490,281	$ 62,986,238
Energy Service Portfolio	-	95,954,641	95,954,641
Natural Gas Portfolio	7,345,498	65,759,694	73,105,192
Natural Resources Portfolio	636,818	30,567,245	31,204,063
February 29, 2008	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 2,129,374	$ 176,432,494	$ 178,561,868
Energy Service Portfolio	-	48,414,370	48,414,370
Natural Gas Portfolio	14,490,433	100,079,634	114,570,067
Natural Resources Portfolio	1,264,149	70,917,949	72,182,098

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	3,735,277,680	3,771,090,997
Energy Service Portfolio	1,500,158,827	1,693,614,501
Natural Gas Portfolio	1,614,195,544	1,188,222,417
Natural Resources Portfolio	2,633,817,948	2,771,830,648

Energy Service Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.26%	.56%
Energy Service Portfolio	.30%	.26%	.56%
Natural Gas Portfolio	.30%	.26%	.56%
Natural Resources Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.23%
Energy Service Portfolio	.21%
Natural Gas Portfolio	.23%
Natural Resources Portfolio	.24%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 18,293
Energy Service Portfolio	18,590
Natural Gas Portfolio	18,079
Natural Resources Portfolio	20,140

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 10,216,240	2.29%	$ 16,228
Energy Service Portfolio	Borrower	$ 12,683,610	2.27%	47,117
Natural Gas Portfolio	Borrower	$17,219,843	2.27%	55,442
Natural Resources Portfolio	Borrower	$ 19,902,820	2.19%	60,544

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Energy Portfolio	$ 7,484
Energy Service Portfolio	5,120
Natural Gas Portfolio	4,336
Natural Resources Portfolio	5,605

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	$ 13,998,000	2.30%	$ 894
Energy Service Portfolio	9,139,500	2.72%	5,533
Natural Gas Portfolio	9,686,000	2.34%	1,889

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction	Transfer Agent expense reduction
Energy Portfolio	$ 98,777	$ 2,213	$ 9,200
Energy Service Portfolio	41,500	-	6,495
Natural Gas Portfolio	41,626	2,229	4,578
Natural Resources Portfolio	132,600	-	15,934

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

11. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Energy Portfolio	$ 36,056
Energy Service Portfolio	38,619
Natural Gas Portfolio	59,116
Natural Resources Portfolio	11,884

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (funds of Fidelity Select Portfolios) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers.**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2009, or, if subsequently determined to be different, the net capital gain of such year.

Select Energy Portfolio	$45,478,267
Select Energy Service Portfolio	$13,067,486

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

April 2008
Select Energy Portfolio	100%
Select Natural Gas Portfolio	13%
Select Natural Resources Portfolio	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

April 2008
Select Energy Portfolio	100%
Select Natural Gas Portfolio	14%
Select Natural Resources Portfolio	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

Fidelity®

Select Portfolios®

Financials Sector

Select Banking Portfolio

Select Brokerage and Investment Management Portfolio

Select Financial Services Portfolio

Select Home Finance Portfolio

Select Insurance Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Financials Sector
Banking	<Click Here>
Brokerage and Investment Management	<Click Here>
Financial Services	<Click Here>
Home Finance	<Click Here>
Insurance	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Banking Portfolio	.94%
Actual		$ 1,000.00	$ 484.00	$ 3.46
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71
Brokerage and Investment Management Portfolio	.92%
Actual		$ 1,000.00	$ 533.20	$ 3.50
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Financial Services Portfolio	.95%
Actual		$ 1,000.00	$ 486.70	$ 3.50
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76
Home Finance Portfolio	.97%
Actual		$ 1,000.00	$ 478.10	$ 3.55**
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86**
Insurance Portfolio	.99%
Actual		$ 1,000.00	$ 540.70	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** If changes to transfer agent contracts, effective February 1, 2009 had been in effect during the entire period, the annualized expense ratio would have been 1.02% and the expenses paid in the actual and hypothetical examples above would have been $3.74 and $5.11, respectively.

Annual Report

Select Banking Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Banking Portfolio	-57.85%	-18.25%	-6.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Banking Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard and Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Banking Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Vincent Montemaggiore, Portfolio Manager of Select Banking Portfolio: During the past year, the fund declined 57.85%, outperforming the -64.49% result of its benchmark, the MSCI® US Investable Market Banks Index but trailing the S&P 500. Solid stock selection and overall defensive positioning helped the fund beat its MSCI benchmark. Specifically, I owned banks that had healthy capital levels and manageable credit risk, and I invested in out-of-benchmark companies with business models that, in my view, were less economically sensitive than banks. Top contributors included out-of-index investments in Visa, which operates the world's largest retail electronic payments network, and Bank of New York Mellon, which generates most of its revenues from custody, securities processing and corporate trust services. Underweighting and ultimately selling off Fannie Mae and Washington Mutual also boosted relative results, as did an out-of-benchmark position in convertible preferred stock issued by regional bank holding company KeyCorp. Given the industry's difficulties during this period, an average cash allocation of approximately 7% of net assets also helped and was an important element in positioning the fund defensively. An out-of-benchmark investment in Bank of America was the biggest detractor, as the stock underperformed significantly during the period. Additional detractors included diversified financial services company Wachovia and an underweighted position in U.S. Bancorp.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Banking Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	23.1	15.1
U.S. Bancorp, Delaware	6.3	5.0
PNC Financial Services Group, Inc.	5.4	4.9
JPMorgan Chase & Co.	5.2	0.0
People's United Financial, Inc.	4.3	2.7
Hudson City Bancorp, Inc.	3.9	4.2
KeyCorp	3.0	3.3
Goldman Sachs Group, Inc.	3.0	0.0
First Horizon National Corp.	2.6	0.0
Visa, Inc.	2.6	1.1
	59.4
Top Industries (% of fund's net assets)
As of February 28, 2009
Commercial Banks	65.1%
Thrifts & Mortgage Finance	10.1%
Capital Markets	5.8%
Diversified Financial Services	5.5%
IT Services	4.6%
All Others*	8.9%

As of August 31, 2008
Commercial Banks	69.1%
Thrifts & Mortgage Finance	10.3%
Diversified Financial Services	5.4%
Capital Markets	2.9%
Real Estate Investment Trusts	2.0%
All Others*	10.3%

* Includes short-term investments and net other assets.

Annual Report

Select Banking Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
CAPITAL MARKETS - 5.8%
Asset Management & Custody Banks - 2.8%
Bank of New York Mellon Corp.	121,703	$ 2,698,156
BlackRock, Inc. Class A	7,700	745,437
State Street Corp.	30,000	758,100
		4,201,693
Investment Banking & Brokerage - 3.0%
Goldman Sachs Group, Inc.	49,500	4,508,460
TOTAL CAPITAL MARKETS		8,710,153
COMMERCIAL BANKS - 63.0%
Diversified Banks - 31.1%
Comerica, Inc.	176,100	2,643,261
U.S. Bancorp, Delaware	665,000	9,516,150
Wells Fargo & Co. (d)	2,881,992	34,872,104
		47,031,515
Regional Banks - 31.9%
Associated Banc-Corp.	257,820	3,728,077
BB&T Corp. (d)	167,842	2,707,291
BOK Financial Corp.	43,600	1,312,360
Boston Private Financial Holdings, Inc.	391,100	1,357,117
CapitalSource, Inc.	109,000	203,830
City National Corp.	105,100	3,371,608
Cullen/Frost Bankers, Inc.	63,200	2,720,128
First Horizon National Corp. (d)	435,200	3,990,784
Glacier Bancorp, Inc.	240,600	3,702,834
Huntington Bancshares, Inc. (d)	276,651	403,910
KeyCorp	653,000	4,577,530
PacWest Bancorp	182,700	2,499,336
PNC Financial Services Group, Inc. (d)	296,241	8,099,229
Regions Financial Corp.	330,300	1,129,626
SunTrust Banks, Inc.	264,000	3,175,920
TCF Financial Corp. (d)	257,400	3,155,724
UCBH Holdings, Inc. (d)	835,300	1,336,480
Wintrust Financial Corp.	55,100	686,546
		48,158,330
TOTAL COMMERCIAL BANKS		95,189,845
DIVERSIFIED FINANCIAL SERVICES - 5.5%
Other Diversified Financial Services - 5.5%
Bank of America Corp.	131,991	521,364
JPMorgan Chase & Co.	342,300	7,821,555
		8,342,919
INSURANCE - 1.9%
Property & Casualty Insurance - 1.9%
ACE Ltd.	35,000	1,277,850
Berkshire Hathaway, Inc. Class A (a)	21	1,650,600
		2,928,450

	Shares	Value
IT SERVICES - 4.6%
Data Processing & Outsourced Services - 4.6%
Broadridge Financial Solutions, Inc.	33,800	$ 540,124
Fiserv, Inc. (a)	30,490	994,584
The Western Union Co.	136,400	1,522,224
Visa, Inc.	69,700	3,952,687
		7,009,619
REAL ESTATE INVESTMENT TRUSTS - 1.4%
Mortgage REITs - 1.4%
Annaly Capital Management, Inc.	151,100	2,100,290
THRIFTS & MORTGAGE FINANCE - 10.1%
Thrifts & Mortgage Finance - 10.1%
Astoria Financial Corp.	115,900	828,685
Bank Mutual Corp.	252,800	2,136,160
Hudson City Bancorp, Inc.	563,000	5,838,310
People's United Financial, Inc.	371,890	6,474,605
		15,277,760
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Telemig Celular Participacoes SA sponsored ADR	13,700	530,327
TOTAL COMMON STOCKS (Cost $271,152,094)		140,089,363
Convertible Preferred Stocks - 2.1%

COMMERCIAL BANKS - 2.1%
Regional Banks - 2.1%
KeyCorp Series A, 7.75% (Cost $2,633,565)	53,000	3,259,500
Money Market Funds - 14.5%

Fidelity Cash Central Fund, 0.59% (b)	2,254,330	2,254,330
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	19,633,025	19,633,025
TOTAL MONEY MARKET FUNDS (Cost $21,887,355)		21,887,355
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.25%, dated 2/27/09 due 3/2/09 (Collateralized by U.S. Treasury Obligations) # (Cost $31,000)	$ 31,001	31,000
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $295,704,014)	165,267,218
NET OTHER ASSETS - (9.3)%	(14,109,704)
NET ASSETS - 100%	$ 151,157,514
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$31,000 due 3/02/09 at 0.25%
BNP Paribas Securities Corp.	$ 16,661
Barclays Capital, Inc.	4,022
Citigroup Global Markets, Inc.	2,299
HSBC Securities (USA), Inc.	1,149
J.P. Morgan Securities, Inc.	2,272
Societe Generale, New York Branch	4,597
$ 31,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 388,795
Fidelity Securities Lending Cash Central Fund	816,431
Total	$ 1,205,226
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 165,267,218	$ 165,236,218	$ 31,000	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $37,412,485 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $36,664,782 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $17,010,037 and repurchase agreements of $31,000) - See accompanying schedule: Unaffiliated issuers (cost $273,816,659)	$ 143,379,863
Fidelity Central Funds (cost $21,887,355)	21,887,355
Total Investments (cost $295,704,014)		$ 165,267,218
Cash		136
Receivable for investments sold		10,253,673
Receivable for fund shares sold		515,267
Dividends receivable		1,233,300
Distributions receivable from Fidelity Central Funds		11,048
Prepaid expenses		2,732
Other receivables		5,293
Total assets		177,288,667

Liabilities
Payable for investments purchased	$ 5,967,958
Payable for fund shares redeemed	369,475
Accrued management fee	76,853
Other affiliated payables	54,515
Other payables and accrued expenses	29,327
Collateral on securities loaned, at value	19,633,025
Total liabilities		26,131,153

Net Assets		$ 151,157,514
Net Assets consist of:
Paid in capital		$ 402,395,488
Undistributed net investment income		3,183,202
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(123,983,034)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(130,438,142)
Net Assets, for 16,728,336 shares outstanding		$ 151,157,514
Net Asset Value, offering price and redemption price per share ($151,157,514 ÷ 16,728,336 shares)		$ 9.04

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 11,260,414
Interest		6,939
Income from Fidelity Central Funds (including $816,431 from security lending)		1,205,226
Total income		12,472,579

Expenses
Management fee	$ 1,454,666
Transfer agent fees	733,251
Accounting and security lending fees	114,858
Custodian fees and expenses	19,295
Independent trustees' compensation	1,225
Registration fees	48,166
Audit	40,500
Legal	1,822
Miscellaneous	17,179
Total expenses before reductions	2,430,962
Expense reductions	(4,451)	2,426,511
Net investment income (loss)		10,046,068
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,920)	(117,455,234)
Investment not meeting investment restrictions	(5,506)
Foreign currency transactions	16,974
Payment from investment advisor for loss on investment not meeting investment restrictions	6,008
Total net realized gain (loss)		(117,437,758)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $20)	(98,774,850)
Assets and liabilities in foreign currencies	(1,902)
Total change in net unrealized appreciation (depreciation)		(98,776,752)
Net gain (loss)		(216,214,510)
Net increase (decrease) in net assets resulting from operations		$ (206,168,442)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,046,068	$ 8,098,000
Net realized gain (loss)	(117,437,758)	5,051,569
Change in net unrealized appreciation (depreciation)	(98,776,752)	(101,443,613)
Net increase (decrease) in net assets resulting from operations	(206,168,442)	(88,294,044)
Distributions to shareholders from net investment income	(8,084,799)	(6,219,747)
Distributions to shareholders from net realized gain	(698,226)	(18,434,254)
Total distributions	(8,783,025)	(24,654,001)
Share transactions Proceeds from sales of shares	283,785,355	182,824,699
Reinvestment of distributions	8,230,328	23,290,627
Cost of shares redeemed	(219,822,999)	(148,714,165)
Net increase (decrease) in net assets resulting from share transactions	72,192,684	57,401,161
Redemption fees	149,764	42,503
Total increase (decrease) in net assets	(142,609,019)	(55,504,381)

Net Assets
Beginning of period	293,766,533	349,270,914
End of period (including undistributed net investment income of $3,183,202 and undistributed net investment income of $3,006,863, respectively)	$ 151,157,514	$ 293,766,533
Other Information Shares
Sold	15,878,703	6,977,204
Issued in reinvestment of distributions	548,744	864,300
Redeemed	(12,908,021)	(5,053,208)
Net increase (decrease)	3,519,426	2,788,296

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 22.24	$ 33.52	$ 36.71	$ 37.98	$ 40.80
Income from Investment Operations
Net investment income (loss) C	.67	.81	.78	.76	.67
Net realized and unrealized gain (loss)	(13.32)	(9.57)	2.12	1.82	.54
Total from investment operations	(12.65)	(8.76)	2.90	2.58	1.21
Distributions from net investment income	(.51)	(.64)	(.71)	(.62)	(.57)
Distributions from net realized gain	(.05)	(1.88)	(5.39)	(3.23)	(3.46)
Total distributions	(.56)	(2.52)	(6.10)	(3.85)	(4.03)
Redemption fees added to paid in capital C	.01	- H	.01	- H	- H
Net asset value, end of period	$ 9.04	$ 22.24	$ 33.52	$ 36.71	$ 37.98
Total Return A, B	(57.85)%	(27.30)%	8.23%	7.22%	2.68%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.91%	.93%	.94%	.95%
Expenses net of fee waivers, if any	.93%	.91%	.93%	.94%	.95%
Expenses net of all reductions	.93%	.90%	.91%	.92%	.94%
Net investment income (loss)	3.86%	2.75%	2.15%	2.04%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 151,158	$ 293,767	$ 349,271	$ 367,009	$ 475,509
Portfolio turnover rate E	199%	86%	112%	70%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Brokerage and Investment Management Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management Portfolio	-51.86%	-7.03%	1.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Brokerage and Investment Management Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Benjamin Hesse, Portfolio Manager of Select Brokerage and Investment Management Portfolio: For the 12 months ending February 28, 2009, the fund returned -51.86%, a terrible result but better than the -59.17% return of the MSCI® US Investable Markets Capital Markets Index. The industry lagged the S&P 500 by a wide margin, as the U.S. credit crisis spread across asset classes and geographies. Several industry leaders were brought to their knees through bankruptcy or acquisition. The fund's cash position - nearly 11% of assets on average - helped reduce losses, as did favorable weightings in investment banking/ brokerage, and good stock picking in the out-of-benchmark property/casualty insurers and data processing/outsourced services. Top contributors included title insurer Fidelity National Financial, which benefited as falling interest rates boosted mortgage refinancings, and credit card processor Visa, which enjoyed strong revenue and earnings growth. An underweighting in broker Merrill Lynch also provided some downside protection. Stock selection was disappointing in other diversified financial services, largely because of Citigroup, which is not in the MSCI index and saw its stock price plunge more than 90%. Asset management/custody banks also dampened relative performance, led by our underweighting in Northern Trust, which rallied. I sold this position before period end. Finally, a stronger U.S. dollar dampened returns due to the fund's meaningful stake in foreign companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Brokerage and Investment Management Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Morgan Stanley	7.6	5.6
Visa, Inc.	6.9	6.9
Goldman Sachs Group, Inc.	5.9	0.8
Credit Suisse Group sponsored ADR	5.2	0.5
MF Global Ltd.	4.9	4.7
JPMorgan Chase & Co.	4.8	0.0
Fidelity National Financial, Inc. Class A	4.6	0.4
Bank of New York Mellon Corp.	4.5	2.3
UBS AG (NY Shares)	4.3	0.0
EFG International	2.8	5.5
	51.5
Top Industries (% of fund's net assets)
As of February 28, 2009
Capital Markets	64.1%
Diversified Financial Services	12.2%
IT Services	8.7%
Insurance	7.3%
Internet Software & Services	1.1%
All Others*	6.6%

As of August 31, 2008
Capital Markets	61.8%
IT Services	11.2%
Diversified Financial Services	3.5%
Insurance	1.5%
Commercial Banks	0.3%
All Others*	21.7%

* Includes short-term investments and net other assets.

Annual Report

Select Brokerage and Investment Management Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value
CAPITAL MARKETS - 64.1%
Asset Management & Custody Banks - 27.7%
A.F.P. Provida SA sponsored ADR (d)	296,701	$ 5,014,247
Affiliated Managers Group, Inc. (a)	1,000	35,980
AllianceBernstein Holding LP	1,200	14,604
American Capital Ltd. (d)	20,000	27,000
Ameriprise Financial, Inc.	900	14,346
Bank of New York Mellon Corp.	593,887	13,166,475
Bank Sarasin & Co. Ltd. Series B (Reg.)	389,304	8,213,744
BlackRock, Inc. Class A	44,700	4,327,407
BlueBay Asset Management (d)	618,597	829,514
EFG International	1,185,540	8,226,003
Franklin Resources, Inc.	164,200	7,520,360
Janus Capital Group, Inc.	909,209	4,009,612
Julius Baer Holding Ltd.	311,420	7,177,567
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	104,600	235,350
Legg Mason, Inc.	622,861	7,991,307
Och-Ziff Capital Management Group LLC Class A	969,587	5,003,069
Patriot Capital Funding, Inc.	182,148	327,866
State Street Corp.	288,500	7,290,395
The Blackstone Group LP	76,400	372,068
U.S. Global Investments, Inc. Class A	480,417	1,849,605
		81,646,519
Diversified Capital Markets - 9.7%
Credit Suisse Group sponsored ADR	631,600	15,259,456
Deutsche Bank AG (NY Shares)	24,000	613,440
UBS AG (NY Shares)	1,383,485	12,520,539
		28,393,435
Investment Banking & Brokerage - 26.7%
Cowen Group, Inc. (a)	3,400	13,804
E*TRADE Financial Corp. (a)(d)	4,146,515	3,317,212
Evercore Partners, Inc. Class A	305,010	3,724,172
FCStone Group, Inc. (a)	575,500	943,820
GFI Group, Inc.	3,465,424	7,762,550
Goldman Sachs Group, Inc.	191,800	17,469,144
Greenhill & Co., Inc.	34,600	2,235,160
Jefferies Group, Inc.	109,000	1,078,010
Lazard Ltd. Class A	45,800	1,112,024
MF Global Ltd. (a)(d)	3,338,551	14,489,311
Morgan Stanley	1,146,200	22,396,747
Nomura Holdings, Inc. sponsored ADR (d)	200,612	820,503
optionsXpress Holdings, Inc.	96,893	956,334
SWS Group, Inc.	79,700	1,081,529
TD Ameritrade Holding Corp. (a)	649	7,704
Thomas Weisel Partners Group, Inc. (a)	439,103	1,290,963
TradeStation Group, Inc. (a)	2,113	11,283
		78,710,270
TOTAL CAPITAL MARKETS		188,750,224

	Shares	Value
COMMERCIAL BANKS - 0.3%
Diversified Banks - 0.3%
Barclays PLC	8,200	$ 10,756
BBVA Banco Frances SA sponsored ADR (d)	19,400	47,336
Industrial & Commercial Bank of China	756,000	304,488
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,400	125,592
Wells Fargo & Co.	27,600	333,960
		822,132
DIVERSIFIED FINANCIAL SERVICES - 12.2%
Other Diversified Financial Services - 7.2%
Citigroup, Inc.	4,599,700	6,899,550
JPMorgan Chase & Co.	619,200	14,148,720
		21,048,270
Specialized Finance - 5.0%
BM&F BOVESPA SA	2,553,445	6,421,212
Bursa Malaysia Bhd	579,000	773,974
Climate Exchange PLC (a)	5,700	58,456
CME Group, Inc.	10,803	1,970,467
Deutsche Boerse AG	2,100	95,963
IntercontinentalExchange, Inc. (a)	55,732	3,163,906
JSE Ltd.	627,000	2,357,843
		14,841,821
TOTAL DIVERSIFIED FINANCIAL SERVICES		35,890,091
INSURANCE - 7.3%
Life & Health Insurance - 0.1%
Principal Financial Group, Inc.	25,900	206,941
Property & Casualty Insurance - 7.2%
Fidelity National Financial, Inc. Class A	819,100	13,572,487
The First American Corp.	334,000	7,738,780
		21,311,267
TOTAL INSURANCE		21,518,208
INTERNET SOFTWARE & SERVICES - 1.1%
Internet Software & Services - 1.1%
China Finance Online Co. Ltd. ADR (a)	380,500	3,336,985
IT SERVICES - 8.7%
Data Processing & Outsourced Services - 8.7%
CyberSource Corp. (a)	302,800	3,730,496
MasterCard, Inc. Class A	1,200	189,636
Online Resources Corp. (a)	421,800	1,248,528
VeriFone Holdings, Inc. (a)	25,102	108,943
Visa, Inc. (d)	359,700	20,398,587
		25,676,190
PROFESSIONAL SERVICES - 0.3%
Research & Consulting Services - 0.3%
Equifax, Inc.	43,400	933,100
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Mortgage REITs - 0.1%
Annaly Capital Management, Inc.	19,900	$ 276,610
SOFTWARE - 0.0%
Application Software - 0.0%
EPIQ Systems, Inc. (a)	5,300	89,411
TOTAL COMMON STOCKS (Cost $439,259,634)		277,292,951
Money Market Funds - 15.3%

Fidelity Cash Central Fund, 0.59% (b)	16,899,444	16,899,444
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	28,145,725	28,145,725
TOTAL MONEY MARKET FUNDS (Cost $45,045,169)		45,045,169
TOTAL INVESTMENT PORTFOLIO - 109.4% (Cost $484,304,803)	322,338,120
NET OTHER ASSETS - (9.4)%	(27,720,349)
NET ASSETS - 100%	$ 294,617,771
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $235,350 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,404,471
Fidelity Securities Lending Cash Central Fund	1,687,884
Total	$ 3,092,355
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 322,338,120	$ 296,647,655	$ 25,690,465	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	70.1%
Switzerland	17.5%
Bermuda	5.3%
Brazil	2.3%
Chile	1.7%
Hong Kong	1.1%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $86,484,136 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $87,989,827 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $27,063,852) - See accompanying schedule: Unaffiliated issuers (cost $439,259,634)	$ 277,292,951
Fidelity Central Funds (cost $45,045,169)	45,045,169
Total Investments (cost $484,304,803)		$ 322,338,120
Receivable for investments sold		354,248
Receivable for fund shares sold		150,897
Dividends receivable		609,380
Distributions receivable from Fidelity Central Funds		28,596
Prepaid expenses		4,279
Other receivables		49,898
Total assets		323,535,418

Liabilities
Payable to custodian bank	$ 8,472
Payable for fund shares redeemed	476,426
Accrued management fee	156,919
Other affiliated payables	95,426
Other payables and accrued expenses	34,679
Collateral on securities loaned, at value	28,145,725
Total liabilities		28,917,647

Net Assets		$ 294,617,771
Net Assets consist of:
Paid in capital		$ 662,796,700
Undistributed net investment income		892,512
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(207,057,824)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(162,013,617)
Net Assets, for 11,042,571 shares outstanding		$ 294,617,771
Net Asset Value, offering price and redemption price per share ($294,617,771 ÷ 11,042,571 shares)		$ 26.68

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 10,667,431
Interest		47,394
Income from Fidelity Central Funds (including $1,687,884 from security lending)		3,092,355
Total income		13,807,180

Expenses
Management fee	$ 2,921,002
Transfer agent fees	1,404,589
Accounting and security lending fees	208,014
Custodian fees and expenses	57,182
Independent trustees' compensation	2,766
Registration fees	37,513
Audit	37,432
Legal	3,792
Interest	2,959
Miscellaneous	43,005
Total expenses before reductions	4,718,254
Expense reductions	(40,331)	4,677,923
Net investment income (loss)		9,129,257
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(191,826,187)
Investment not meeting investment restrictions	32,547
Foreign currency transactions	(214,938)
Payment from investment advisor for loss on investment not meeting investment restrictions	16,625
Total net realized gain (loss)		(191,991,953)
Change in net unrealized appreciation (depreciation) on: Investment securities	(166,335,772)
Assets and liabilities in foreign currencies	(66,450)
Total change in net unrealized appreciation (depreciation)		(166,402,222)
Net gain (loss)		(358,394,175)
Net increase (decrease) in net assets resulting from operations		$ (349,264,918)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,129,257	$ 13,393,329
Net realized gain (loss)	(191,991,953)	75,655,400
Change in net unrealized appreciation (depreciation)	(166,402,222)	(172,029,141)
Net increase (decrease) in net assets resulting from operations	(349,264,918)	(82,980,412)
Distributions to shareholders from net investment income	(10,492,099)	(10,291,038)
Distributions to shareholders from net realized gain	(29,161,301)	(73,490,990)
Total distributions	(39,653,400)	(83,782,028)
Share transactions Proceeds from sales of shares	173,647,647	350,352,763
Reinvestment of distributions	37,807,918	80,380,962
Cost of shares redeemed	(227,185,576)	(817,428,086)
Net increase (decrease) in net assets resulting from share transactions	(15,730,011)	(386,694,361)
Redemption fees	60,818	97,331
Total increase (decrease) in net assets	(404,587,511)	(553,359,470)

Net Assets
Beginning of period	699,205,282	1,252,564,752
End of period (including undistributed net investment income of $892,512 and undistributed net investment income of $4,499,655, respectively)	$ 294,617,771	$ 699,205,282
Other Information Shares
Sold	3,594,578	5,029,057
Issued in reinvestment of distributions	803,102	1,163,923
Redeemed	(5,094,728)	(11,450,351)
Net increase (decrease)	(697,048)	(5,257,371)

Financial Highlights

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 59.56	$ 73.69	$ 76.12	$ 54.95	$ 54.13
Income from Investment Operations
Net investment income (loss) C	.78	1.01 F	.61	.98 G	.20
Net realized and unrealized gain (loss)	(30.23)	(8.50)	6.18	23.81	.85
Total from investment operations	(29.45)	(7.49)	6.79	24.79	1.05
Distributions from net investment income	(.93)	(.87)	(.59)	(.19)	(.24)
Distributions from net realized gain	(2.51)	(5.78)	(8.65)	(3.45)	-
Total distributions	(3.44)	(6.65)	(9.24)	(3.64)	(.24)
Redemption fees added to paid in capital C	.01	.01	.02	.02	.01
Net asset value, end of period	$ 26.68	$ 59.56	$ 73.69	$ 76.12	$ 54.95
Total Return A, B	(51.86)%	(11.16)%	9.27%	45.77%	1.96%
Ratios to Average Net Assets D, H
Expenses before reductions	.90%	.88%	.90%	.95%	.98%
Expenses net of fee waivers, if any	.90%	.88%	.90%	.95%	.98%
Expenses net of all reductions	.89%	.87%	.89%	.89%	.94%
Net investment income (loss)	1.74%	1.41% F	.82%	1.51% G	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 294,618	$ 699,205	$ 1,252,565	$ 1,246,298	$ 415,237
Portfolio turnover rate E	351%	84%	124%	112%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.18 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%. G Investment income per share reflects a special dividend which amounted to $.58 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been .63%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Financial Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Financial Services Portfolio	-59.22%	-16.38%	-5.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Financial Services Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Benjamin Hesse, who became Co-Portfolio Manager of Select Financial Services Portfolio on October 1, 2008, and sole Portfolio Manager on February 1, 2009: For the 12 months ending February 28, 2009, the fund returned -59.22%, compared with -63.97% for the MSCI® US Investable Market Financials Index. Financials lagged the broader S&P 500, as ongoing weakness in the housing market, credit losses and a lack of liquidity triggered a sector meltdown. Among the stocks hardest hit were insurer American International Group (AIG), investment bank Lehman Brothers, and mortgage giants Fannie Mae and Freddie Mac - all of which were in the portfolio at one point. Despite significant government aid to the sector, stock prices plunged. An above-average cash position and favorable positioning in investment banking/brokerage and reinsurance helped keep the fund from falling as much as the index. In addition, good security selection in data processing/outsourcing services, property/casualty insurance and diversified banks contributed. Among individual holdings, title insurer Fidelity National Financial gained nicely as falling mortgage rates boosted demand. Timely buying of investment bank Morgan Stanley and good positioning in diversified bank Wells Fargo also helped performance. Stock selection was a negative overall, mainly due to weak results in the diversified financial services, thrifts/mortgage finance, asset management/custody banks and retail real estate investment trusts groups. Major detractors included Citigroup, a large diversified financial that fell sharply as the full extent of its toxic assets came to light, and Fannie Mae, which sank amid huge credit losses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Financial Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.4	5.1
Goldman Sachs Group, Inc.	5.4	1.9
Credit Suisse Group sponsored ADR	5.3	0.0
KeyCorp	5.0	0.7
Morgan Stanley	4.9	1.8
BM&F BOVESPA SA	4.7	0.0
The First American Corp.	4.2	0.0
Fidelity National Financial, Inc. Class A	4.1	0.0
CyberSource Corp.	3.9	0.0
EPIQ Systems, Inc.	3.3	0.0
	46.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Capital Markets	27.8%
Diversified Financial Services	16.0%
Commercial Banks	15.5%
Insurance	12.4%
IT Services	7.0%
All Others*	21.3%

As of August 31, 2008
Insurance	23.4%
Diversified Financial Services	18.4%
Capital Markets	17.9%
Commercial Banks	17.2%
Real Estate Investment Trusts	6.0%
All Others*	17.1%

* Includes short-term investments and net other assets.

Annual Report

Select Financial Services Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 88.2%
	Shares	Value
CAPITAL MARKETS - 27.8%
Asset Management & Custody Banks - 7.2%
Bank of New York Mellon Corp.	173,900	$ 3,855,363
Bank Sarasin & Co. Ltd. Series B (Reg.)	35,965	758,809
EFG International	116,633	809,271
Franklin Resources, Inc.	84,662	3,877,520
GLG Partners, Inc.	49,700	107,849
Janus Capital Group, Inc.	122,600	540,666
Julius Baer Holding Ltd.	100,565	2,317,809
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	23,500	52,875
Legg Mason, Inc.	269,137	3,453,028
Och-Ziff Capital Management Group LLC Class A	116,100	599,076
		16,372,266
Diversified Capital Markets - 7.1%
Credit Suisse Group sponsored ADR (d)	499,800	12,075,168
UBS AG (NY Shares)	441,400	3,994,670
		16,069,838
Investment Banking & Brokerage - 13.5%
Evercore Partners, Inc. Class A	118,478	1,446,616
GFI Group, Inc.	1,425,166	3,192,372
Goldman Sachs Group, Inc.	134,400	12,241,152
MF Global Ltd. (a)	591,576	2,567,440
Morgan Stanley	574,500	11,225,730
		30,673,310
TOTAL CAPITAL MARKETS		63,115,414
COMMERCIAL BANKS - 15.4%
Diversified Banks - 1.8%
U.S. Bancorp, Delaware	95,204	1,362,369
Wells Fargo & Co.	213,786	2,586,811
		3,949,180
Regional Banks - 13.6%
Bank of Hawaii Corp.	197,943	6,342,094
Cathay General Bancorp (d)	48,580	472,198
Glacier Bancorp, Inc.	326,994	5,032,438
Huntington Bancshares, Inc. (d)	141,600	206,736
KeyCorp	1,602,337	11,232,382
PNC Financial Services Group, Inc. (d)	79,958	2,186,052
Umpqua Holdings Corp.	544,839	4,631,132
Wintrust Financial Corp.	67,133	836,477
		30,939,509
TOTAL COMMERCIAL BANKS		34,888,689

	Shares	Value
CONSUMER FINANCE - 0.6%
Consumer Finance - 0.6%
Dollar Financial Corp. (a)	72,979	$ 443,712
Promise Co. Ltd. (d)	73,300	978,907
		1,422,619
DIVERSIFIED FINANCIAL SERVICES - 16.0%
Other Diversified Financial Services - 10.4%
Bank of America Corp.	1,305,550	5,156,923
Citigroup, Inc.	4,097,810	6,146,715
JPMorgan Chase & Co.	543,445	12,417,717
		23,721,355
Specialized Finance - 5.6%
BM&F BOVESPA SA	4,197,800	10,556,312
CME Group, Inc.	10,100	1,842,240
JSE Ltd.	58,700	220,742
		12,619,294
TOTAL DIVERSIFIED FINANCIAL SERVICES		36,340,649
INSURANCE - 12.4%
Insurance Brokers - 0.1%
National Financial Partners Corp.	53,700	133,713
Life & Health Insurance - 1.9%
AFLAC, Inc.	68,400	1,146,384
MetLife, Inc.	175,600	3,241,576
		4,387,960
Multi-Line Insurance - 0.1%
Hartford Financial Services Group, Inc.	35,800	218,380
Property & Casualty Insurance - 8.5%
Fidelity National Financial, Inc. Class A	560,732	9,291,329
MBIA, Inc. (a)	39,400	107,956
The First American Corp.	414,600	9,606,282
United America Indemnity Ltd. Class A (a)	41,600	354,432
		19,359,999
Reinsurance - 1.8%
Everest Re Group Ltd.	44,094	2,871,842
Validus Holdings Ltd.	52,700	1,261,638
		4,133,480
TOTAL INSURANCE		28,233,532
INTERNET SOFTWARE & SERVICES - 2.2%
Internet Software & Services - 2.2%
China Finance Online Co. Ltd. ADR (a)(d)	560,881	4,918,926
Common Stocks - continued
	Shares	Value
IT SERVICES - 7.0%
Data Processing & Outsourced Services - 7.0%
CyberSource Corp. (a)(d)	718,696	$ 8,854,335
MasterCard, Inc. Class A	13,100	2,070,193
MoneyGram International, Inc. (a)	1,032,683	1,445,756
Visa, Inc.	63,200	3,584,072
		15,954,356
PROFESSIONAL SERVICES - 1.4%
Research & Consulting Services - 1.4%
First Advantage Corp. Class A (a)	309,298	3,225,978
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Mortgage REITs - 0.0%
Chimera Investment Corp.	37,076	110,857
Residential REITs - 0.4%
UDR, Inc.	104,059	823,107
Retail REITs - 0.1%
CBL & Associates Properties, Inc.	21,800	67,580
Developers Diversified Realty Corp.	65,000	191,750
		259,330
TOTAL REAL ESTATE INVESTMENT TRUSTS		1,193,294
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
Diversified Real Estate Activities - 0.5%
Meruelo Maddux Properties, Inc. (a)	78,500	11,775
Mitsubishi Estate Co. Ltd.	111,000	1,118,372
		1,130,147
Real Estate Development - 1.1%
Xinyuan Real Estate Co. Ltd. ADR (a)	625,329	2,482,556
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		3,612,703
SOFTWARE - 3.3%
Application Software - 3.3%
EPIQ Systems, Inc. (a)	445,984	7,523,750
THRIFTS & MORTGAGE FINANCE - 0.0%
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc.	59,100	1,478
TOTAL COMMON STOCKS (Cost $278,446,828)		200,431,388
Convertible Preferred Stocks - 0.1%
	Shares	Value
COMMERCIAL BANKS - 0.1%
Regional Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	900	$ 234,675
UCBH Holdings, Inc. Series B, 8.50%	130	49,114
TOTAL CONVERTIBLE PREFERRED STOCKS (Total Tax Cost $1,093,757)		283,789
Money Market Funds - 5.5%

Fidelity Cash Central Fund, 0.59% (b)	6,488,298	6,488,298
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	6,073,860	6,073,860
TOTAL MONEY MARKET FUNDS (Cost $12,562,158)		12,562,158
TOTAL INVESTMENT PORTFOLIO - 93.8% (Cost $292,102,743)	213,277,335
NET OTHER ASSETS - 6.2%	14,066,668
NET ASSETS - 100%	$ 227,344,003
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,875 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 536,255
Fidelity Securities Lending Cash Central Fund	533,847
Total	$ 1,070,102
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 213,277,335	$ 207,245,053	$ 6,032,282	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.1%
Switzerland	8.8%
Brazil	4.7%
Bermuda	2.9%
Hong Kong	2.2%
Cayman Islands	1.3%
Others (individually less than 1%)	1.0%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $89,769,047 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $107,631,327 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $5,543,824) - See accompanying schedule: Unaffiliated issuers (cost $279,540,585)	$ 200,715,177
Fidelity Central Funds (cost $12,562,158)	12,562,158
Total Investments (cost $292,102,743)		$ 213,277,335
Cash		43,042
Receivable for investments sold		20,092,926
Receivable for fund shares sold		1,464,066
Dividends receivable		483,285
Distributions receivable from Fidelity Central Funds		26,038
Prepaid expenses		3,343
Other receivables		1,766
Total assets		235,391,801

Liabilities
Payable for investments purchased	$ 1,471,273
Payable for fund shares redeemed	274,111
Accrued management fee	117,636
Other affiliated payables	75,672
Other payables and accrued expenses	35,246
Collateral on securities loaned, at value	6,073,860
Total liabilities		8,047,798

Net Assets		$ 227,344,003
Net Assets consist of:
Paid in capital		$ 528,091,000
Undistributed net investment income		1,639,234
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(223,556,662)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(78,829,569)
Net Assets, for 6,796,633 shares outstanding		$ 227,344,003
Net Asset Value, offering price and redemption price per share ($227,344,003 ÷ 6,796,633 shares)		$ 33.45

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 11,083,401
Interest		19,746
Income from Fidelity Central Funds (including $533,847 from security lending)		1,070,102
Total income		12,173,249

Expenses
Management fee	$ 1,940,500
Transfer agent fees	1,022,655
Accounting and security lending fees	142,230
Custodian fees and expenses	32,646
Independent trustees' compensation	1,584
Registration fees	47,168
Audit	36,862
Legal	2,458
Miscellaneous	29,202
Total expenses before reductions	3,255,305
Expense reductions	(8,465)	3,246,840
Net investment income (loss)		8,926,409
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(215,359,089)
Investment not meeting investment restrictions	(25,077)
Foreign currency transactions	(61,887)
Payment from investment advisor for loss on investment not meeting investment restrictions	27,537
Total net realized gain (loss)		(215,418,516)
Change in net unrealized appreciation (depreciation) on: Investment securities	(90,084,043)
Assets and liabilities in foreign currencies	(4,828)
Total change in net unrealized appreciation (depreciation)		(90,088,871)
Net gain (loss)		(305,507,387)
Net increase (decrease) in net assets resulting from operations		$ (296,580,978)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,926,409	$ 7,300,531
Net realized gain (loss)	(215,418,516)	15,110,769
Change in net unrealized appreciation (depreciation)	(90,088,871)	(129,892,000)
Net increase (decrease) in net assets resulting from operations	(296,580,978)	(107,480,700)
Distributions to shareholders from net investment income	(7,565,769)	(5,871,170)
Distributions to shareholders from net realized gain	(616,556)	(22,490,248)
Total distributions	(8,182,325)	(28,361,418)
Share transactions Proceeds from sales of shares	334,665,316	194,700,129
Reinvestment of distributions	7,877,782	27,116,864
Cost of shares redeemed	(193,057,404)	(245,141,588)
Net increase (decrease) in net assets resulting from share transactions	149,485,694	(23,324,595)
Redemption fees	153,358	58,975
Total increase (decrease) in net assets	(155,124,251)	(159,107,738)

Net Assets
Beginning of period	382,468,254	541,575,992
End of period (including undistributed net investment income of $1,639,234 and undistributed net investment income of $2,449,089, respectively)	$ 227,344,003	$ 382,468,254
Other Information Shares
Sold	5,258,003	1,894,611
Issued in reinvestment of distributions	163,932	271,439
Redeemed	(3,161,525)	(2,245,495)
Net increase (decrease)	2,260,410	(79,445)

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 84.31	$ 117.33	$ 120.01	$ 114.70	$ 121.09
Income from Investment Operations
Net investment income (loss) C	1.58	1.73	1.56	1.41	1.11
Net realized and unrealized gain (loss)	(51.12)	(27.77)	10.14	13.73	2.75
Total from investment operations	(49.54)	(26.04)	11.70	15.14	3.86
Distributions from net investment income	(1.22)	(1.45)	(1.29)	(1.34)	(.89)
Distributions from net realized gain	(.13)	(5.54)	(13.10)	(8.50)	(9.37)
Total distributions	(1.35)	(6.99)	(14.39)	(9.84)	(10.26)
Redemption fees added to paid in capital C	.03	.01	.01	.01	.01
Net asset value, end of period	$ 33.45	$ 84.31	$ 117.33	$ 120.01	$ 114.70
Total Return A, B	(59.22)%	(23.05)%	10.14%	14.51%	3.29%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.90%	.93%	.97%	.97%
Expenses net of fee waivers, if any	.94%	.90%	.93%	.97%	.97%
Expenses net of all reductions	.93%	.89%	.92%	.95%	.94%
Net investment income (loss)	2.57%	1.57%	1.31%	1.26%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 227,344	$ 382,468	$ 541,576	$ 490,239	$ 487,073
Portfolio turnover rate E	129%	53%	55%	47%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Home Finance Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Home Finance Portfolio	-65.96%	-26.73%	-8.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Home Finance Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Home Finance Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Christopher Lee, who became Portfolio Manager of Select Home Finance Portfolio on February 1, 2009: For the 12 months ending February 28, 2009, the fund returned a disappointing -65.96%, which was better than the -73.29% returned by the MSCI® US Thrifts & Mortgage Index. Thrifts and mortgage finance companies did much worse than the S&P 500® as falling home prices and rising unemployment led a growing number of homeowners to default on their mortgage loans. As lenders battled mounting credit losses and liquidity tightened, thrifts and mortgage finance companies such as Countrywide Financial - which was not in the fund at period end - Washington Mutual, Fannie Mae and Freddie Mac saw their stock prices plunge. Despite aggressive government intervention, consumer confidence waned, keeping borrowers on the sidelines. A higher-than-usual cash position - about 7.6% of net assets on average during the period - as well as investments in out-of-index companies with higher-quality balance sheets, including mortgage real estate investment trusts (REITs) Annaly Capital Management and MFA Financial and diversified bank Wells Fargo, helped reduce losses. I sold MFA Financial before period end. The fund further benefited from underweightings in Fannie Mae and Washington Mutual. Underweighted positions in some better capitalized thrifts and mortgage finance stocks, including People's United Financial and Hudson City Bancorp, hampered relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Home Finance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Hudson City Bancorp, Inc.	12.1	6.1
People's United Financial, Inc.	9.1	4.7
Washington Federal, Inc.	4.9	2.8
TFS Financial Corp.	4.8	0.0
NewAlliance Bancshares, Inc.	4.2	1.3
First Niagara Financial Group, Inc.	4.1	1.3
New York Community Bancorp, Inc.	4.1	4.0
Astoria Financial Corp.	3.8	4.8
Capitol Federal Financial	2.9	0.0
Bank Mutual Corp.	2.8	1.9
	52.8
Top Industries (% of fund's net assets)
As of February 28, 2009
Thrifts & Mortgage Finance	72.1%
Commercial Banks	8.6%
IT Services	4.4%
Insurance	4.4%
Capital Markets	3.0%
All Others*	7.5%

As of August 31, 2008
Thrifts & Mortgage Finance	60.8%
Real Estate Investment Trusts	10.8%
Commercial Banks	10.1%
Diversified Financial Services	6.7%
Capital Markets	2.6%
All Others*	9.0%

* Includes short-term investments and net other assets.

Annual Report

Select Home Finance Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CAPITAL MARKETS - 3.0%
Diversified Capital Markets - 0.5%
Credit Suisse Group sponsored ADR	10,000	$ 241,600
Investment Banking & Brokerage - 2.5%
Goldman Sachs Group, Inc.	9,000	819,720
Morgan Stanley	25,000	488,500
		1,308,220
TOTAL CAPITAL MARKETS		1,549,820
COMMERCIAL BANKS - 7.5%
Diversified Banks - 1.9%
Wells Fargo & Co.	80,000	968,000
Regional Banks - 5.6%
Associated Banc-Corp.	25,000	361,500
First Horizon National Corp.	40,000	366,800
Glacier Bancorp, Inc.	35,000	538,650
Investors Bancorp, Inc. (a)	35,000	250,600
PNC Financial Services Group, Inc. (d)	35,000	956,900
TCF Financial Corp.	35,000	429,100
		2,903,550
TOTAL COMMERCIAL BANKS		3,871,550
DIVERSIFIED FINANCIAL SERVICES - 2.6%
Other Diversified Financial Services - 2.6%
Bank of America Corp.	50,000	197,500
JPMorgan Chase & Co.	50,000	1,142,500
		1,340,000
INSURANCE - 4.4%
Property & Casualty Insurance - 4.4%
Fidelity National Financial, Inc. Class A	60,000	994,200
Old Republic International Corp.	60,000	544,800
The First American Corp.	30,000	695,100
		2,234,100
IT SERVICES - 4.4%
Data Processing & Outsourced Services - 4.4%
Fidelity National Information Services, Inc.	25,000	437,500
Lender Processing Services, Inc.	12,000	314,280
MasterCard, Inc. Class A	4,000	632,120
Visa, Inc.	15,000	850,650
		2,234,550
REAL ESTATE INVESTMENT TRUSTS - 2.0%
Mortgage REITs - 2.0%
Annaly Capital Management, Inc.	75,000	1,042,500

	Shares	Value
THRIFTS & MORTGAGE FINANCE - 72.1%
Thrifts & Mortgage Finance - 72.1%
Abington Bancorp, Inc.	150,000	$ 1,087,500
Astoria Financial Corp.	275,000	1,966,250
Bank Mutual Corp.	170,000	1,436,500
BankFinancial Corp.	30,800	266,728
Beneficial Mutual Bancorp, Inc. (a)	80,000	720,000
Berkshire Hills Bancorp, Inc.	18,500	389,610
Brookline Bancorp, Inc., Delaware	75,000	658,500
Capitol Federal Financial	40,000	1,481,200
Danvers Bancorp, Inc.	50,000	641,000
Dime Community Bancshares, Inc.	39,700	391,442
First Niagara Financial Group, Inc.	182,400	2,119,488
Hudson City Bancorp, Inc.	600,000	6,222,000
Kearny Financial Corp.	33,000	326,370
Meridian Interstate Bancorp, Inc. (a)	90,000	668,700
MGIC Investment Corp.	50,000	114,000
New York Community Bancorp, Inc.	215,000	2,117,750
NewAlliance Bancshares, Inc.	190,000	2,169,800
Northwest Bancorp, Inc.	31,000	470,580
Ocwen Financial Corp. (a)	100,000	913,000
Oritani Financial Corp. (a)	22,600	244,306
People's United Financial, Inc.	270,000	4,700,700
Provident Financial Services, Inc.	95,000	887,300
Provident New York Bancorp	55,600	474,824
Radian Group, Inc.	100,000	191,000
TFS Financial Corp.	210,000	2,452,800
Trustco Bank Corp., New York	121,900	737,495
United Financial Bancorp, Inc.	8,000	102,960
Washington Federal, Inc.	220,000	2,505,800
Washington Mutual, Inc.	114,128	2,853
Westfield Financial, Inc.	45,000	423,900
WSFS Financial Corp.	10,000	220,900
		37,105,256
TOTAL COMMON STOCKS (Cost $68,796,122)		49,377,776
Convertible Preferred Stocks - 1.1%

COMMERCIAL BANKS - 1.1%
Regional Banks - 1.1%
KeyCorp Series A, 7.75% (Cost $641,751)	9,000	553,500
Money Market Funds - 5.4%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	1,731,960	$ 1,731,960
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	1,037,000	1,037,000
TOTAL MONEY MARKET FUNDS (Cost $2,768,960)		2,768,960
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $72,206,833)	52,700,236
NET OTHER ASSETS - (2.5)%	(1,260,771)
NET ASSETS - 100%	$ 51,439,465
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 132,126
Fidelity Securities Lending Cash Central Fund	411,777
Total	$ 543,903
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 52,700,236	$ 52,700,236	$ -	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $97,174,837 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $44,355,873 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $929,560) - See accompanying schedule: Unaffiliated issuers (cost $69,437,873)	$ 49,931,276
Fidelity Central Funds (cost $2,768,960)	2,768,960
Total Investments (cost $72,206,833)		$ 52,700,236
Receivable for investments sold		130,514
Receivable for fund shares sold		74,693
Dividends receivable		171,503
Distributions receivable from Fidelity Central Funds		2,951
Prepaid expenses		771
Other receivables		177
Total assets		53,080,845

Liabilities
Payable for investments purchased	$ 235,952
Payable for fund shares redeemed	297,543
Accrued management fee	25,898
Other affiliated payables	17,502
Other payables and accrued expenses	27,485
Collateral on securities loaned, at value	1,037,000
Total liabilities		1,641,380

Net Assets		$ 51,439,465
Net Assets consist of:
Paid in capital		$ 219,573,177
Undistributed net investment income		1,794,191
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(150,421,168)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(19,506,735)
Net Assets, for 6,139,294 shares outstanding		$ 51,439,465
Net Asset Value, offering price and redemption price per share ($51,439,465 ÷ 6,139,294 shares)		$ 8.38

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 4,994,363
Interest		8,152
Income from Fidelity Central Funds (including $411,777 from security lending)		543,903
Total income		5,546,418

Expenses
Management fee	$ 564,774
Transfer agent fees	308,729
Accounting and security lending fees	44,596
Custodian fees and expenses	5,257
Independent trustees' compensation	269
Registration fees	29,046
Audit	35,718
Legal	1,499
Miscellaneous	14,101
Total expenses before reductions	1,003,989
Expense reductions	(881)	1,003,108
Net investment income (loss)		4,543,310
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(147,882,516)
Investment not meeting investment restrictions	2,117
Foreign currency transactions	65
Total net realized gain (loss)		(147,880,334)
Change in net unrealized appreciation (depreciation) on: Investment securities	40,527,228
Assets and liabilities in foreign currencies	(183)
Total change in net unrealized appreciation (depreciation)		40,527,045
Net gain (loss)		(107,353,289)
Net increase (decrease) in net assets resulting from operations		$ (102,809,979)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Home Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,543,310	$ 4,369,952
Net realized gain (loss)	(147,880,334)	4,160,187
Change in net unrealized appreciation (depreciation)	40,527,045	(105,461,899)
Net increase (decrease) in net assets resulting from operations	(102,809,979)	(96,931,760)
Distributions to shareholders from net investment income	(3,386,062)	(3,929,528)
Distributions to shareholders from net realized gain	(298,730)	(9,278,294)
Total distributions	(3,684,792)	(13,207,822)
Share transactions Proceeds from sales of shares	69,272,127	88,078,685
Reinvestment of distributions	3,541,834	12,680,584
Cost of shares redeemed	(66,122,745)	(96,312,765)
Net increase (decrease) in net assets resulting from share transactions	6,691,216	4,446,504
Redemption fees	40,782	22,704
Total increase (decrease) in net assets	(99,762,773)	(105,670,374)

Net Assets
Beginning of period	151,202,238	256,872,612
End of period (including undistributed net investment income of $1,794,191 and undistributed net investment income of $1,237,232, respectively)	$ 51,439,465	$ 151,202,238
Other Information Shares
Sold	3,651,965	2,739,630
Issued in reinvestment of distributions	284,292	372,402
Redeemed	(3,650,187)	(2,566,429)
Net increase (decrease)	286,070	545,603

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.83	$ 48.40	$ 51.83	$ 59.12	$ 68.76
Income from Investment Operations
Net investment income (loss) C	.75	.86	.81	1.32 F	.54
Net realized and unrealized gain (loss)	(17.60)	(20.77)	3.01	(.77)	(.54)
Total from investment operations	(16.85)	(19.91)	3.82	.55	-
Distributions from net investment income	(.56)	(.80)	(.80)	(.99)	(.56)
Distributions from net realized gain	(.05)	(1.86)	(6.45)	(6.85)	(9.09)
Total distributions	(.61)	(2.66)	(7.25)	(7.84)	(9.65)
Redemption fees added to paid in capital C	.01	- I	- I	- I	.01
Net asset value, end of period	$ 8.38	$ 25.83	$ 48.40	$ 51.83	$ 59.12
Total Return A, B	(65.96)%	(42.37)%	7.10%	.99%	(.46)%
Ratios to Average Net Assets D, G
Expenses before reductions	.99%	.93%	.93%	.97%	.97%
Expenses net of fee waivers, if any	.99%	.93%	.93%	.97%	.97%
Expenses net of all reductions	.99%	.92%	.93%	.94%	.96%
Net investment income (loss)	4.48%	2.21%	1.55%	2.36% F	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,439	$ 151,202	$ 256,873	$ 292,124	$ 396,088
Portfolio turnover rate E	79%	36%	52%	76%	37%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.54 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Insurance Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Insurance Portfolio	-54.83%	-13.22%	-1.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Insurance Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and a slowing of global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. In fact, all 10 of the S&P 500®'s market sectors landed in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Brian Wilhelm, Portfolio Manager of Select Insurance Portfolio: For the 12 months ending February 28, 2009, Select Insurance Portfolio produced a total return of -54.83%, which was ahead of the -59.44% return of the MSCI US Investable Market Insurance Index, but trailed the S&P 500. The sharp decline of the equity and credit markets was particularly hard on many life/health insurance companies, which have relatively more exposure to the bond and stock markets. However, the fund had a significant underweighting in life/health insurance, which contributed, meaningfully to relative returns. While property/casualty companies also declined, good stock selection within the group was a positive for us. The biggest boost came from reinsurance companies, where the pricing outlook was very positive and our exposure was roughly twice that of the index. Despite their negative absolute returns, the fund benefited from the outperformance relative to the index of Bermuda-based reinsurers Everest Reinsurance Group and Renaissance Holdings. Underweighting life/health insurer Aflac was also a positive, as the stock declined sharply. A modest position in cash also contributed to results. Detractors from relative performance included Hartford Financial Services, which did a poor job of hedging its credit exposure, and MetLife, which was one of the industry's better-capitalized companies, but couldn't avoid the industry's pain. The biggest drag on fund performance was an overweighting in multi-line insurance companies, with the most damage coming from one company - global insurance conglomerate American International Group (AIG), which all but collapsed under the weight of its troubled mortgage-related assets and was bailed out by the government.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Insurance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
The Travelers Companies, Inc.	9.6	0.0
ACE Ltd.	9.1	5.8
Berkshire Hathaway, Inc. Class B	8.8	2.1
Berkshire Hathaway, Inc. Class A	6.3	6.7
Everest Re Group Ltd.	4.7	1.9
The Chubb Corp.	4.7	3.3
Unum Group	4.5	0.0
RenaissanceRe Holdings Ltd.	4.3	1.4
Prudential Financial, Inc.	4.1	4.1
Axis Capital Holdings Ltd.	3.8	3.4
	59.9
Top Industries (% of fund's net assets)
As of February 28, 2009
Insurance	97.8%
Capital Markets	2.0%
Thrifts & Mortgage Finance	0.1%
All Others*	0.1%

As of August 31, 2008
Insurance	95.7%
Thrifts & Mortgage Finance	0.6%
All Others*	3.7%

* Includes short-term investments and net other assets.

Annual Report

Select Insurance Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CAPITAL MARKETS - 2.0%
Asset Management & Custody Banks - 2.0%
Ameriprise Financial, Inc.	93,560	$ 1,491,346
Virtus Investment Partners, Inc. (a)	1,150	5,750
		1,497,096
INSURANCE - 97.8%
Insurance Brokers - 7.7%
Aon Corp.	50,000	1,912,000
Brown & Brown, Inc.	16,900	285,103
Marsh & McLennan Companies, Inc.	117,300	2,103,189
National Financial Partners Corp.	7,900	19,671
Willis Group Holdings Ltd.	73,000	1,597,970
		5,917,933
Life & Health Insurance - 14.5%
AFLAC, Inc.	87,800	1,471,528
Delphi Financial Group, Inc. Class A	9,200	99,728
MetLife, Inc.	157,791	2,912,822
Phoenix Companies, Inc.	23,000	11,040
Prudential Financial, Inc.	189,700	3,112,977
Unum Group	340,100	3,462,218
		11,070,313
Multi-Line Insurance - 4.3%
American International Group, Inc.	693,900	291,438
Genworth Financial, Inc. Class A (non-vtg.)	146,000	176,660
Hartford Financial Services Group, Inc.	96,200	586,820
Horace Mann Educators Corp.	8,600	66,134
Loews Corp.	105,700	2,098,145
Unitrin, Inc.	9,900	106,722
		3,325,919
Property & Casualty Insurance - 56.9%
ACE Ltd.	190,149	6,942,340
Admiral Group PLC	58,700	713,932
Allstate Corp.	84,700	1,425,501
AMBAC Financial Group, Inc. (d)	59,400	35,046
Argo Group International Holdings, Ltd. (a)	76,296	2,161,466
Assured Guaranty Ltd.	104,600	462,332
Axis Capital Holdings Ltd.	131,385	2,940,396
Berkshire Hathaway, Inc.:
Class A (a)	61	4,794,600
Class B (a)	2,620	6,717,680
Fidelity National Financial, Inc. Class A	64,800	1,073,736
LandAmerica Financial Group, Inc.	6,200	310
Markel Corp. (a)	1,700	451,877
MBIA, Inc. (a)(d)	199,200	545,808
Old Republic International Corp.	91,073	826,943
Progressive Corp.	128,400	1,485,588
The Chubb Corp.	91,958	3,590,040
The First American Corp.	25,352	587,406
The Travelers Companies, Inc.	204,400	7,389,061

	Shares	Value
United America Indemnity Ltd. Class A (a)	35,437	$ 301,923
W.R. Berkley Corp.	10,700	222,667
XL Capital Ltd. Class A	268,455	888,586
		43,557,238
Reinsurance - 14.4%
Enstar Group Ltd. (a)	47,320	2,180,979
Everest Re Group Ltd.	55,800	3,634,254
IPC Holdings Ltd.	11,100	282,051
Maiden Holdings Ltd. (e)	9,200	41,032
OdysseyRe Holdings Corp.	6,000	278,760
PartnerRe Ltd.	6,500	402,350
Platinum Underwriters Holdings Ltd.	10,125	283,905
Reinsurance Group of America, Inc.	22,900	622,880
RenaissanceRe Holdings Ltd.	73,495	3,309,480
		11,035,691
TOTAL INSURANCE		74,907,094
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	47,297	90,337
TOTAL COMMON STOCKS (Cost $113,177,811)		76,494,527
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.59% (b)	2,950,688	2,950,688
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	876,000	876,000
TOTAL MONEY MARKET FUNDS (Cost $3,826,688)		3,826,688
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $117,004,499)	80,321,215
NET OTHER ASSETS - (4.9)%	(3,741,287)
NET ASSETS - 100%	$ 76,579,928
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 41,032 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35,841
Fidelity Securities Lending Cash Central Fund	94,760
Total	$ 130,601
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 80,321,215	$ 79,607,283	$ 713,932	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	67.1%
Bermuda	22.5%
Switzerland	9.1%
Others (individually less than 1%)	1.3%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $1,214,111 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $9,182,441 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $727,400) - See accompanying schedule: Unaffiliated issuers (cost $113,177,811)	$ 76,494,527
Fidelity Central Funds (cost $3,826,688)	3,826,688
Total Investments (cost $117,004,499)		$ 80,321,215
Receivable for investments sold		7,374,849
Receivable for fund shares sold		84,480
Dividends receivable		78,813
Distributions receivable from Fidelity Central Funds		2,358
Prepaid expenses		761
Total assets		87,862,476

Liabilities
Payable for investments purchased	$ 10,113,481
Payable for fund shares redeemed	196,698
Accrued management fee	41,769
Other affiliated payables	25,593
Other payables and accrued expenses	29,007
Collateral on securities loaned, at value	876,000
Total liabilities		11,282,548

Net Assets		$ 76,579,928
Net Assets consist of:
Paid in capital		$ 152,184,059
Distributions in excess of net investment income		(12,126)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(38,908,874)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(36,683,131)
Net Assets, for 3,197,977 shares outstanding		$ 76,579,928
Net Asset Value, offering price and redemption price per share ($76,579,928 ÷ 3,197,977 shares)		$ 23.95

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 2,228,292
Interest		3,466
Income from Fidelity Central Funds (including $94,760 from security lending)		130,601
Total income		2,362,359

Expenses
Management fee	$ 588,743
Transfer agent fees	311,674
Accounting and security lending fees	44,443
Custodian fees and expenses	12,470
Independent trustees' compensation	563
Registration fees	18,245
Audit	36,413
Legal	688
Miscellaneous	11,196
Total expenses before reductions	1,024,435
Expense reductions	(2,960)	1,021,475
Net investment income (loss)		1,340,884
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(38,227,097)
Foreign currency transactions	7,254
Total net realized gain (loss)		(38,219,843)
Change in net unrealized appreciation (depreciation) on: Investment securities	(42,113,936)
Assets and liabilities in foreign currencies	(1,263)
Total change in net unrealized appreciation (depreciation)		(42,115,199)
Net gain (loss)		(80,335,042)
Net increase (decrease) in net assets resulting from operations		$ (78,994,158)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,340,884	$ 1,439,635
Net realized gain (loss)	(38,219,843)	17,519,323
Change in net unrealized appreciation (depreciation)	(42,115,199)	(48,919,552)
Net increase (decrease) in net assets resulting from operations	(78,994,158)	(29,960,594)
Distributions to shareholders from net investment income	(1,343,177)	(810,406)
Distributions to shareholders from net realized gain	(51,409)	(12,234,053)
Total distributions	(1,394,586)	(13,044,459)
Share transactions Proceeds from sales of shares	54,368,280	90,768,987
Reinvestment of distributions	1,331,943	12,497,777
Cost of shares redeemed	(52,802,582)	(150,458,399)
Net increase (decrease) in net assets resulting from share transactions	2,897,641	(47,191,635)
Redemption fees	8,364	8,334
Total increase (decrease) in net assets	(77,482,739)	(90,188,354)

Net Assets
Beginning of period	154,062,667	244,251,021
End of period (including distributions in excess of net investment income of $12,126 and undistributed net investment income of $647,773, respectively)	$ 76,579,928	$ 154,062,667
Other Information Shares
Sold	1,588,134	1,306,014
Issued in reinvestment of distributions	44,579	201,317
Redeemed	(1,286,940)	(2,175,432)
Net increase (decrease)	345,773	(668,101)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 54.02	$ 69.38	$ 68.72	$ 62.15	$ 59.67
Income from Investment Operations
Net investment income (loss) C	.51	.45	.44	.70 F	.23
Net realized and unrealized gain (loss)	(30.02)	(10.95)	5.25	7.71	2.92
Total from investment operations	(29.51)	(10.50)	5.69	8.41	3.15
Distributions from net investment income	(.54)	(.30)	(.40)	(.60)	(.10)
Distributions from net realized gain	(.02)	(4.56)	(4.64)	(1.26)	(.59)
Total distributions	(.56)	(4.86)	(5.04)	(1.86)	(.69)
Redemption fees added to paid in capital C	- I	- I	.01	.02	.02
Net asset value, end of period	$ 23.95	$ 54.02	$ 69.38	$ 68.72	$ 62.15
Total Return A, B	(54.83)%	(16.04)%	8.33%	13.68%	5.35%
Ratios to Average Net Assets D, G
Expenses before reductions	.97%	.93%	.98%	1.03%	1.05%
Expenses net of fee waivers, if any	.97%	.93%	.98%	1.03%	1.05%
Expenses net of all reductions	.97%	.93%	.98%	1.02%	1.04%
Net investment income (loss)	1.27%	.65%	.64%	1.08% F	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,580	$ 154,063	$ 244,251	$ 208,927	$ 173,377
Portfolio turnover rate E	426%	60%	58%	44%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.38 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .50%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Home Finance, Financial Services, and Banking. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for each Fund's investments is included at the end of each Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Banking Portfolio	$ 345,623,179	$ 2,186,649	$ (182,542,610)	$ (180,355,961)
Brokerage and Investment Management Portfolio	517,034,156	17,527,795	(212,223,831)	(194,696,036)
Financial Services Portfolio	318,263,197	14,508,478	(119,494,340)	(104,985,862)
Home Finance Portfolio	81,097,436	2,386,135	(30,783,335)	(28,397,200)
Insurance Portfolio	145,516,671	3,183,242	(68,378,698)	(65,195,456)
	Undistributed Ordinary Income	Capital Loss Carryforward
Banking Portfolio	$ 3,195,324	$ (37,412,485)
Brokerage and Investment Management Portfolio	991,053	(86,484,136)
Financial Services Portfolio	1,639,293	(89,769,047)
Home Finance Portfolio	1,794,233	(97,174,837)
Insurance Portfolio	-	(1,214,111)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2009
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 8,084,799	$ 698,226	$ 8,783,025
Brokerage and Investment Management Portfolio	10,492,099	29,161,301	39,653,400
Financial Services Portfolio	7,565,769	616,556	8,182,325
Home Finance Portfolio	3,386,062	298,730	3,684,792
Insurance Portfolio	1,368,057	26,529	1,394,586
February 29, 2008
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 6,219,747	$ 18,434,254	$ 24,654,001
Brokerage and Investment Management Portfolio	10,752,444	73,029,584	83,782,028
Financial Services Portfolio	6,669,625	21,691,793	28,361,418
Home Finance Portfolio	3,929,528	9,278,294	13,207,822
Insurance Portfolio	810,406	12,234,053	13,044,459

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	563,421,412	485,828,829
Brokerage and Investment Management Portfolio	1,657,270,438	1,626,148,021
Financial Services Portfolio	566,851,779	416,285,682
Home Finance Portfolio	92,210,091	76,002,529
Insurance Portfolio	452,009,702	448,480,889

Select Banking Portfolio realized a gain and loss of $502 and $6,008 respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $6,008 was fully reimbursed by the Fund's investment advisor.

Select Brokerage and Investment Management Portfolio realized a gain and loss of $49,172 and $16,625 respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $16,625 was fully reimbursed by the Fund's investment advisor.

Select Financial Services Portfolio realized a gain and loss of $2,460 and $27,537 respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $27,537 was fully reimbursed by the Fund's investment advisor.

Select Home Finance Portfolio realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.26%	.56%
Brokerage and Investment Management Portfolio	.30%	.26%	.56%
Financial Services Portfolio	.30%	.26%	.56%
Home Finance Portfolio	.30%	.26%	.56%
Insurance Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.28%
Brokerage and Investment Management Portfolio	.27%
Financial Services Portfolio	.29%
Home Finance Portfolio	.30%
Insurance Portfolio	.30%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 22,287
Brokerage and Investment Management Portfolio	150,502
Financial Services Portfolio	91,749
Home Finance Portfolio	36,360
Insurance Portfolio	14,386

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Brokerage and Investment Management Portfolio	Borrower	$ 6,570,739.70%		$ 2,959

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Banking Portfolio	$ 917
Brokerage and Investment Management Portfolio	1,663
Financial Services Portfolio	1,196
Home Finance Portfolio	319
Insurance Portfolio	351

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service	Custody expense reduction	Transfer Agent expense reduction
Banking Portfolio	$ 3,030	$ 656	$ 765
Brokerage and Investment Management Portfolio	37,175	2,801	355
Financial Services Portfolio	5,793	-	2,672
Home Finance Portfolio	111	770	-
Insurance Portfolio	2,960	-	-

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following fund:

Fund	Affiliated %
Insurance Portfolio	.33%

In addition, at the end of the period, PAS U.S. Opportunity Fidelity Fund of Funds was the owner of record of approximately 18% of the total outstanding shares of the Insurance Portfolio.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Banking Portfolio	$ 41,561
Brokerage and Investment Management Portfolio	57,367
Financial Services Portfolio	87,239
Home Finance Portfolio	53,452
Insurance Portfolio	23,060

Annual Report

10. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2009, the results of each of their operations for the years then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 21, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers.**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2008	December 2008
Select Financial Services Portfolio	100%	85%
Select Brokerage and Investment Management Portfolio	85%	51%
Select Insurance Portfolio	-	75%
Select Home Finance Portfolio	100%	67%
Select Banking Portfolio	99%	75%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2008	December 2008
Select Financial Services Portfolio	100%	95%
Select Brokerage and Investment Management Portfolio	100%	76%
Select Insurance Portfolio	-	100%
Select Home Finance Portfolio	100%	73%
Select Banking Portfolio	100%	84%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

SELFIN-UANN-0409
1.813662.104

Automated line for quickest service

Fidelity®

Select Portfolios®

Health Care Sector

Select Biotechnology Portfolio

Select Health Care Portfolio

Select Medical Delivery Portfolio

Select Medical Equipment and Systems Portfolio

Select Pharmaceuticals Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Health Care Sector
Biotechnology	<Click Here>
Health Care	<Click Here>
Medical Delivery	<Click Here>
Medical Equipment and Systems	<Click Here>
Pharmaceuticals	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Portfolios Health Care Sector

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Biotechnology Portfolio	.91%
Actual		$ 1,000.00	$ 762.30	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Health Care Portfolio	.89%
Actual		$ 1,000.00	$ 684.10	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Medical Delivery Portfolio	.93%
Actual		$ 1,000.00	$ 621.60	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Medical Equipment and Systems Portfolio	.90%
Actual		$ 1,000.00	$ 662.50	$ 3.71
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Pharmaceuticals Portfolio	.99%
Actual		$ 1,000.00	$ 741.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Biotechnology Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology Portfolio	-12.73%	-0.28%	3.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Biotechnology Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Rajiv Kaul, Portfolio Manager of Select Biotechnology Portfolio: During the past year, the fund returned -12.73%, trailing the -4.71% return of the MSCI® US Investable Market Biotechnology Index but beating the S&P 500 by a wide margin. Versus the MSCI index, the fund was hurt the most by the poor performance of a number of its small-cap holdings in pharmaceuticals, an industry that is not part of the MSCI benchmark. For the period overall, the MSCI index was dominated by a few big players, to which investors retreated amid an overall flight from risk. Two of those dominant index stocks were Amgen and Genentech. Although I liked those companies a lot and had significant positions in both, I couldn't - for reasons having to do with the fund's diversification mandate - mirror the concentration of the index. Consequently, underweighting those two stocks detracted from fund performance, given that both had positive returns for the period. Ireland-based Elan Corp. was our biggest detractor, its stock plummeting last summer on indications that its Tysabri medication for multiple sclerosis might be a bigger risk factor for a rare type of brain infection than previously thought. Other detractors included XenoPort, BioMarin Pharmaceutical and Akorn. Elan, Xenoport and Akorn were out-of-index holdings. Conversely, a small cash position helped cushion the fund's loss. Contributors included an underweighted position in Biogen Idec, Elan's partner in developing Tysabri. Both stocks fell sharply for the same Tysabri-related reason. Likewise, underweighting poorly performing major index component Celgene was helpful. Alexion Pharmaceuticals was a rarity during the period, posting a positive return. Cephalon contributed as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Biotechnology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	16.3	20.3
Genentech, Inc.	15.3	10.7
Gilead Sciences, Inc.	9.0	7.5
Biogen Idec, Inc.	6.7	7.8
Alexion Pharmaceuticals, Inc.	4.6	4.6
Genzyme Corp.	4.6	1.2
Celgene Corp.	4.5	2.5
Cephalon, Inc.	4.1	4.9
Vertex Pharmaceuticals, Inc.	3.5	1.8
Acorda Therapeutics, Inc.	3.1	2.5
	71.7
Top Industries (% of fund's net assets)
As of February 28, 2009
Biotechnology	87.5%
Pharmaceuticals	6.8%
Health Care Equipment & Supplies	0.8%
Life Sciences Tools & Services	0.6%
All Others*	4.3%

As of August 31, 2008
Biotechnology	80.6%
Pharmaceuticals	13.2%
Health Care Equipment & Supplies	1.2%
Life Sciences Tools & Services	0.5%
All Others*	4.5%

* Includes short-term investments and net other assets.

Annual Report

Select Biotechnology Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
BIOTECHNOLOGY - 87.2%
Biotechnology - 87.2%
Acadia Pharmaceuticals, Inc. (a)	651,588	$ 540,818
Acorda Therapeutics, Inc. (a)	1,613,484	35,496,648
Affymax, Inc. (a)	170,396	2,228,780
Alexion Pharmaceuticals, Inc. (a)	1,555,900	53,211,780
Alkermes, Inc. (a)	530,819	5,350,656
Allos Therapeutics, Inc. (a)	130,600	736,584
Alnylam Pharmaceuticals, Inc. (a)(d)	158,500	2,922,740
Amgen, Inc. (a)	3,848,978	188,330,494
Amylin Pharmaceuticals, Inc. (a)	86,073	785,846
Anadys Pharmaceuticals, Inc. (a)(e)	1,489,476	9,115,593
Antigenics, Inc. (a)	1,548,000	619,200
Antigenics, Inc.:
warrants 1/9/10 (a)(f)	1,548,000	15
warrants 1/9/18 (a)(f)	1,548,000	575,840
Arena Pharmaceuticals, Inc. (a)	161,900	675,123
Biogen Idec, Inc. (a)	1,684,669	77,562,161
BioMarin Pharmaceutical, Inc. (a)(d)	1,206,315	14,475,780
Celera Corp. (a)	238,056	1,530,700
Celgene Corp. (a)	1,156,027	51,709,088
Cephalon, Inc. (a)(d)	727,461	47,714,167
Cepheid, Inc. (a)(d)	159,600	1,066,128
Cougar Biotechnology, Inc. (a)	313,400	7,844,402
Cubist Pharmaceuticals, Inc. (a)	117,308	1,666,947
CV Therapeutics, Inc. (a)	283,479	4,535,664
Dendreon Corp. (a)(d)	228,500	696,925
Enzon Pharmaceuticals, Inc. (a)(d)	115,000	608,350
Facet Biotech Corp. (a)	113,840	741,098
Genentech, Inc. (a)	2,057,139	175,988,241
Genzyme Corp. (a)	867,554	52,860,065
Gilead Sciences, Inc. (a)(d)	2,310,457	103,508,474
GTx, Inc. (a)(d)	59,546	554,373
Halozyme Therapeutics, Inc. (a)(d)	102,690	454,917
Human Genome Sciences, Inc. (a)	999,956	1,889,917
Incyte Corp. (a)	318,123	734,864
InterMune, Inc. (a)(d)	832,533	12,529,622
Isis Pharmaceuticals, Inc. (a)	412,810	5,308,737
Ligand Pharmaceuticals, Inc. Class B (a)	595,700	1,614,347
Martek Biosciences	73,800	1,382,274
Momenta Pharmaceuticals, Inc. (a)	90,100	864,960
Myriad Genetics, Inc. (a)	198,246	15,631,697
ONYX Pharmaceuticals, Inc. (a)(d)	448,018	13,436,060
OREXIGEN Therapeutics, Inc. (a)	317,199	1,265,624
OSI Pharmaceuticals, Inc. (a)(d)	595,097	20,292,808
PDL BioPharma, Inc.	569,200	3,341,204
Poniard Pharmaceuticals, Inc. (a)(d)	170,400	340,800

	Shares	Value
Progenics Pharmaceuticals, Inc. (a)	102,400	$ 658,432
Regeneron Pharmaceuticals, Inc. (a)	182,557	2,601,437
Rigel Pharmaceuticals, Inc. (a)	172,565	904,241
Sangamo Biosciences, Inc. (a)	169,502	605,122
Savient Pharmaceuticals, Inc. (a)(d)	215,937	932,848
Theratechnologies, Inc. (a)	44,400	54,446
Theravance, Inc. (a)(d)	676,467	9,429,950
United Therapeutics Corp. (a)	393,248	26,390,873
Vertex Pharmaceuticals, Inc. (a)	1,320,704	39,924,882
Zymogenetics, Inc. (a)(d)	248,605	1,031,711
		1,005,274,453
HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
Health Care Equipment - 0.8%
Alsius Corp. (a)	314,300	53,431
Aradigm Corp. (a)	509,900	61,188
Quidel Corp. (a)	776,100	8,568,144
		8,682,763
LIFE SCIENCES TOOLS & SERVICES - 0.6%
Life Sciences Tools & Services - 0.6%
AMAG Pharmaceuticals, Inc. (a)	67,100	1,815,055
Clinical Data, Inc. (a)(d)	114,756	958,213
Exelixis, Inc. (a)(d)	774,300	3,344,976
Medivation, Inc. (a)(d)	32,736	545,709
		6,663,953
PHARMACEUTICALS - 6.8%
Pharmaceuticals - 6.8%
Adolor Corp. (a)	723,964	1,447,928
Akorn, Inc. (a)	2,653,427	3,714,798
Alexza Pharmaceuticals, Inc. (a)	153,744	245,990
Auxilium Pharmaceuticals, Inc. (a)	1,083,104	29,752,867
Biodel, Inc. (a)(d)(e)	2,338,348	8,698,655
Catalyst Pharmaceutical Partners, Inc. (a)	516,249	831,161
Elan Corp. PLC sponsored ADR (a)	1,783,400	11,021,412
Inspire Pharmaceuticals, Inc. (a)	31,300	104,542
Jazz Pharmaceuticals, Inc. (a)	6,965	5,154
Sepracor, Inc. (a)	307,886	4,612,132
Wyeth	211,500	8,633,430
XenoPort, Inc. (a)	421,851	8,812,467
		77,880,536
TOTAL COMMON STOCKS (Cost $1,330,459,079)		1,098,501,705
Convertible Preferred Stocks - 0.3%

BIOTECHNOLOGY - 0.3%
Biotechnology - 0.3%
Xenon Pharmaceuticals, Inc. Series E (a)(f) (Cost $6,724,138)	981,626	3,416,058
Money Market Funds - 10.9%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	42,620,668	$ 42,620,668
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	83,373,879	83,373,879
TOTAL MONEY MARKET FUNDS (Cost $125,994,547)		125,994,547
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $1,463,177,764)		1,227,912,310
NET OTHER ASSETS - (6.6)%		(75,774,915)
NET ASSETS - 100%		$ 1,152,137,395
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,991,913 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/10-1/9/18	1/9/08	$ 1,930,631
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 521,515
Fidelity Securities Lending Cash Central Fund	897,307
Total	$ 1,418,822
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Anadys Pharmaceuticals, Inc.	$ -	$ 5,910,400	$ -	$ -	$ 9,115,593
Biodel, Inc.	20,986,175	4,531,073	-	-	8,698,655
Vanda Pharmaceuticals, Inc.	6,277,223	-	1,722,579	-	-
Total	$ 27,263,398	$ 10,441,473	$ 1,722,579	$ -	$ 17,814,248
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,227,912,310	$ 1,223,920,397	$ 575,855	$ 3,416,058
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 3,416,058
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 3,416,058

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $302,864,856 of which $237,503,787 and $65,361,069 will expire on February 28, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $1,555,842 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $78,775,109) - See accompanying schedule: Unaffiliated issuers (cost $1,297,675,289)	$ 1,084,103,515
Fidelity Central Funds (cost $125,994,547)	125,994,547
Other affiliated issuers (cost $39,507,928)	17,814,248
Total Investments (cost $1,463,177,764)		$ 1,227,912,310
Receivable for investments sold		10,379,316
Receivable for fund shares sold		2,215,946
Dividends receivable		63,450
Distributions receivable from Fidelity Central Funds		72,103
Prepaid expenses		11,797
Other receivables		2,986
Total assets		1,240,657,908

Liabilities
Payable for investments purchased	$ 350,165
Payable for fund shares redeemed	3,821,844
Accrued management fee	603,165
Other affiliated payables	341,034
Other payables and accrued expenses	30,426
Collateral on securities loaned, at value	83,373,879
Total liabilities		88,520,513

Net Assets		$ 1,152,137,395
Net Assets consist of:
Paid in capital		$ 1,709,160,254
Accumulated net investment loss		(686)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(321,756,719)
Net unrealized appreciation (depreciation) on investments		(235,265,454)
Net Assets, for 21,094,747 shares outstanding		$ 1,152,137,395
Net Asset Value, offering price and redemption price per share ($1,152,137,395 ÷ 21,094,747 shares)		$ 54.62

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 898,214
Special dividends		1,017,375
Interest		32,387
Income from Fidelity Central Funds (including $897,307 from security lending)		1,418,822
Total income		3,366,798

Expenses
Management fee	$ 6,756,599
Transfer agent fees	3,249,901
Accounting and security lending fees	412,759
Custodian fees and expenses	24,419
Independent trustees' compensation	6,022
Registration fees	75,963
Audit	38,939
Legal	8,937
Interest	10,338
Miscellaneous	82,273
Total expenses before reductions	10,666,150
Expense reductions	(2,383)	10,663,767
Net investment income (loss)		(7,296,969)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,096,593)
Other affiliated issuers	(20,302,232)
Foreign currency transactions	(795)
Total net realized gain (loss)		(26,399,620)
Change in net unrealized appreciation (depreciation) on investment securities		(180,443,840)
Net gain (loss)		(206,843,460)
Net increase (decrease) in net assets resulting from operations		$ (214,140,429)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,296,969)	$ (10,016,182)
Net realized gain (loss)	(26,399,620)	97,766,695
Change in net unrealized appreciation (depreciation)	(180,443,840)	(101,727,359)
Net increase (decrease) in net assets resulting from operations	(214,140,429)	(13,976,846)
Share transactions Proceeds from sales of shares	678,692,957	146,235,436
Cost of shares redeemed	(400,563,233)	(413,597,621)
Net increase (decrease) in net assets resulting from share transactions	278,129,724	(267,362,185)
Redemption fees	144,635	33,065
Total increase (decrease) in net assets	64,133,930	(281,305,966)

Net Assets
Beginning of period	1,088,003,465	1,369,309,431
End of period (including accumulated net investment loss of $686 and accumulated net investment loss of $2,899, respectively)	$ 1,152,137,395	$ 1,088,003,465
Other Information Shares
Sold	10,174,385	2,180,917
Redeemed	(6,463,153)	(6,231,096)
Net increase (decrease)	3,711,232	(4,050,179)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 62.59	$ 63.89	$ 68.06	$ 49.04	$ 55.39
Income from Investment Operations
Net investment income (loss) C	(.38) F	(.53)	(.47)	(.48)	(.52)
Net realized and unrealized gain (loss)	(7.60)	(.77)	(3.71)	19.49	(5.84)
Total from investment operations	(7.98)	(1.30)	(4.18)	19.01	(6.36)
Redemption fees added to paid in capital C	.01	- I	.01	.01	.01
Net asset value, end of period	$ 54.62	$ 62.59	$ 63.89	$ 68.06	$ 49.04
Total Return A, B	(12.73)%	(2.03)%	(6.13)%	38.78%	(11.46)%
Ratios to Average Net Assets D, G
Expenses before reductions	.89%	.89%	.93%	.97%	.99%
Expenses net of fee waivers, if any	.89%	.89%	.93%	.97%	.99%
Expenses net of all reductions	.89%	.89%	.92%	.93%	.98%
Net investment income (loss)	(.61)% F	(.79)%	(.75)%	(.83)%	(.94)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,152,137	$ 1,088,003	$ 1,369,309	$ 1,811,492	$ 1,487,400
Portfolio turnover rate E	55%	143%	70%	63%	19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Health Care Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Health Care Portfolio	-32.34%	-2.50%	-0.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Health Care Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Edward Yoon, who became sole Portfolio Manager of Select Health Care Portfolio on February 28, 2009, after serving as Co-Portfolio Manager starting on October 1, 2008: For the year ending February 28, 2009, the fund fell 32.34%, underperforming the MSCI® US Investable Market Health Care Index, which declined 28.00%, but outperforming the S&P 500. The main factor behind the fund's underperformance of the MSCI index was the poor performance of out-of-benchmark positions in fertilizers and agricultural chemicals. Unfavorable stock selection among health care distributors also hurt, as did underweighting pharmaceuticals, which outperformed. On the plus side, the fund benefited from overweighting health care services and by positive security selection and an underweighting in managed health care. The fund's modest cash position also added value in a down market. Detractors included an underweighting in pharmaceutical giant and benchmark heavyweight Johnson & Johnson; out-of-benchmark positions in Brazilian drug distributor Profarma and Minnesota-based fertilizer company Mosaic (since sold off); an underweighting in biotechnology firm Amgen; and life sciences tools and services provider Thermo Fisher Scientific. Among the contributors to performance were biotech company Genentech; an underweighting in pharmaceutical company and major index component Pfizer; drug company Wyeth; and health services provider Medco Health Solutions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Health Care Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wyeth	7.0	5.5
Pfizer, Inc.	6.0	2.4
Medco Health Solutions, Inc.	5.9	1.1
Genentech, Inc.	5.6	4.7
Baxter International, Inc.	4.4	3.8
Merck & Co., Inc.	4.2	0.5
Allergan, Inc.	4.0	1.6
Gilead Sciences, Inc.	3.9	0.0
Schering-Plough Corp.	3.8	0.0
Covidien Ltd.	3.1	4.9
	47.9
Top Industries (% of fund's net assets)
As of February 28, 2009
Pharmaceuticals	34.3%
Biotechnology	21.2%
Health Care Providers & Services	17.4%
Health Care Equipment & Supplies	16.9%
Life Sciences Tools & Services	6.4%
All Others*	3.8%

As of August 31, 2008
Health Care Equipment & Supplies	25.3%
Pharmaceuticals	21.4%
Biotechnology	15.6%
Health Care Providers & Services	13.8%
Life Sciences Tools & Services	12.0%
All Others*	11.9%

* Includes short-term investments and net other assets.

Annual Report

Select Health Care Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
BIOTECHNOLOGY - 21.2%
Biotechnology - 21.2%
Alexion Pharmaceuticals, Inc. (a)	205,874	$ 7,040,891
Alkermes, Inc. (a)	206,179	2,078,284
Alnylam Pharmaceuticals, Inc. (a)	181,200	3,341,328
Amgen, Inc. (a)	743,105	36,360,128
Biogen Idec, Inc. (a)	639,557	29,445,204
BioMarin Pharmaceutical, Inc. (a)	347,085	4,165,020
Cephalon, Inc. (a)	54,800	3,594,332
Cougar Biotechnology, Inc. (a)	29,307	733,554
CSL Ltd.	134,921	3,120,239
Genentech, Inc. (a)	775,422	66,337,352
Genzyme Corp. (a)	421,302	25,669,931
Gilead Sciences, Inc. (a)	1,044,125	46,776,800
GTx, Inc. (a)(d)	201,800	1,878,758
Myriad Genetics, Inc. (a)	43,873	3,459,386
ONYX Pharmaceuticals, Inc. (a)	81,422	2,441,846
OSI Pharmaceuticals, Inc. (a)	165,800	5,653,780
Theravance, Inc. (a)	160,100	2,231,794
United Therapeutics Corp. (a)	132,300	8,878,653
		253,207,280
CHEMICALS - 0.6%
Fertilizers & Agricultural Chemicals - 0.6%
Monsanto Co.	84,951	6,479,213
Specialty Chemicals - 0.0%
Jubilant Organosys Ltd.	87,269	185,710
TOTAL CHEMICALS		6,664,923
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
Carriage Services, Inc. Class A (a)(e)	973,104	2,335,450
Stewart Enterprises, Inc. Class A	878,100	2,037,192
		4,372,642
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Other Diversifed Financial Services - 0.0%
MBF Healthcare Acquisition Corp. warrants 4/16/11 (a)	144,380	1,444
FOOD & STAPLES RETAILING - 0.5%
Drug Retail - 0.5%
China Nepstar Chain Drugstore Ltd. ADR	8,100	29,484
CVS Caremark Corp.	244,386	6,290,496
		6,319,980
HEALTH CARE EQUIPMENT & SUPPLIES - 16.9%
Health Care Equipment - 14.4%
American Medical Systems Holdings, Inc. (a)	157,165	1,626,658
Aspect Medical Systems, Inc. (a)	201,721	704,006
Baxter International, Inc.	1,022,535	52,057,257
Boston Scientific Corp. (a)	816,520	5,731,970
Conceptus, Inc. (a)	338,535	3,801,748

	Shares	Value
Covidien Ltd.	1,160,374	$ 36,749,045
Edwards Lifesciences Corp. (a)	169,900	9,448,139
Electro-Optical Sciences, Inc. (a)(d)	393,846	1,575,384
Electro-Optical Sciences, Inc. warrants 8/2/12 (a)(g)	50,450	169,145
ev3, Inc. (a)	445,091	2,621,586
Golden Meditech Co. Ltd. (a)	6,136,000	668,650
Hospira, Inc. (a)	252,673	5,862,014
I-Flow Corp. (a)	20,800	65,936
Integra LifeSciences Holdings Corp. (a)	227,669	5,944,438
Kinetic Concepts, Inc. (a)	121,600	2,648,448
Masimo Corp. (a)	357,313	8,929,252
Medtronic, Inc.	258,101	7,637,209
Micrus Endovascular Corp. (a)	269,093	1,695,286
Mindray Medical International Ltd. sponsored ADR (d)	49,600	905,200
NeuroMetrix, Inc. (a)	182,755	241,237
NuVasive, Inc. (a)	135,100	3,830,085
St. Jude Medical, Inc. (a)	464,994	15,419,201
Wright Medical Group, Inc. (a)	173,067	2,528,509
		170,860,403
Health Care Supplies - 2.5%
Align Technology, Inc. (a)	224,200	1,535,770
Cooper Companies, Inc.	433,964	9,542,868
InfuSystems Holdings, Inc. (a)(e)	1,424,500	2,706,550
InfuSystems Holdings, Inc. warrants 4/11/11 (a)	131,400	15,768
Inverness Medical Innovations, Inc. (a)	592,535	13,314,261
RTI Biologics, Inc. (a)	1,087,000	3,065,340
		30,180,557
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		201,040,960
HEALTH CARE PROVIDERS & SERVICES - 17.4%
Health Care Distributors & Services - 1.5%
Henry Schein, Inc. (a)	243,197	8,920,466
McKesson Corp.	149,200	6,120,184
Profarma Distribuidora de Produtos Farmaceuticos SA	1,585,300	3,311,124
		18,351,774
Health Care Facilities - 1.2%
Hanger Orthopedic Group, Inc. (a)	546,873	7,273,411
Sun Healthcare Group, Inc. (a)	274,212	2,451,455
Universal Health Services, Inc. Class B	121,100	4,460,113
		14,184,979
Health Care Services - 11.5%
athenahealth, Inc. (a)	192,095	4,894,581
Express Scripts, Inc. (a)	675,133	33,959,190
Fresenius Medical Care AG & Co. KGaA sponsored ADR	182,300	7,394,088
Genoptix, Inc. (a)	82,173	2,491,485
Health Grades, Inc. (a)	1,124,047	2,416,701
Healthways, Inc. (a)	136,200	1,240,782
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Health Care Services - continued
IPC The Hospitalist Co., Inc. (a)	28,266	$ 452,821
Laboratory Corp. of America Holdings (a)	162,900	8,961,129
LHC Group, Inc. (a)(d)	111,932	2,230,805
Medco Health Solutions, Inc. (a)	1,742,028	70,691,496
NightHawk Radiology Holdings, Inc. (a)	505,150	1,343,699
Rural/Metro Corp. (a)	338,500	456,975
Virtual Radiologic Corp. (a)(d)	32,247	201,544
		136,735,296
Managed Health Care - 3.2%
Health Net, Inc. (a)	201,300	2,657,160
Humana, Inc. (a)	264,291	6,255,768
UnitedHealth Group, Inc.	813,778	15,990,738
Universal American Financial Corp. (a)	5,568	37,361
WellPoint, Inc. (a)	396,592	13,452,401
		38,393,428
TOTAL HEALTH CARE PROVIDERS & SERVICES		207,665,477
LIFE SCIENCES TOOLS & SERVICES - 6.4%
Life Sciences Tools & Services - 6.4%
Bruker BioSciences Corp. (a)	402,923	1,696,306
Illumina, Inc. (a)(d)	833,928	26,126,964
Life Technologies Corp. (a)	42,600	1,241,790
Millipore Corp. (a)	138,600	7,631,316
QIAGEN NV (a)	1,390,442	22,274,881
Thermo Fisher Scientific, Inc. (a)	134,424	4,874,214
Waters Corp. (a)	352,775	12,424,736
		76,270,207
PERSONAL PRODUCTS - 0.2%
Personal Products - 0.2%
Mead Johnson Nutrition Co. Class A (a)	77,300	2,132,707
Nutraceutical International Corp. (a)	24,288	188,232
		2,320,939
PHARMACEUTICALS - 33.8%
Pharmaceuticals - 33.8%
Abbott Laboratories	591,253	27,989,917
Allergan, Inc.	1,234,980	47,843,125
Auxilium Pharmaceuticals, Inc. (a)	76,400	2,098,708
Bristol-Myers Squibb Co.	631,795	11,631,346
China Shineway Pharmaceutical Group Ltd.	1,722,000	968,310
Elan Corp. PLC sponsored ADR (a)	123,342	762,254
Johnson & Johnson	718,999	35,949,950
Medicines Co. (a)	398,150	4,885,301
Merck & Co., Inc.	2,084,981	50,456,540
Pfizer, Inc.	5,818,496	71,625,686
Schering-Plough Corp.	2,596,995	45,161,743
Shire PLC sponsored ADR	72,062	2,555,319

	Shares	Value
Teva Pharmaceutical Industries Ltd. sponsored ADR	286,769	$ 12,784,162
Wyeth	2,038,909	83,228,262
XenoPort, Inc. (a)	205,437	4,291,579
		402,232,202
TOTAL COMMON STOCKS (Cost $1,274,671,632)		1,160,096,054
Convertible Preferred Stocks - 0.2%

PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
Mylan, Inc. 6.50% (Cost $2,008,684)	3,300	2,681,250
Nonconvertible Bonds - 0.3%
Principal Amount
PHARMACEUTICALS - 0.3%
Pharmaceuticals - 0.3%
Elan Finance PLC/Elan Finance Corp. 5.2344% 11/15/11 (f) (Cost $2,953,734)	$ 3,910,000	3,264,850
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	11,306,823	11,306,823
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	9,774,625	9,774,625
TOTAL MONEY MARKET FUNDS (Cost $21,081,448)		21,081,448
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,300,715,498)		1,187,123,602
NET OTHER ASSETS - 0.3%		4,019,177
NET ASSETS - 100%		$ 1,191,142,779
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $169,145 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 8/2/12	8/1/07	$ 50
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 805,171
Fidelity Securities Lending Cash Central Fund	338,809
Total	$ 1,143,980
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carriage Services, Inc. Class A	$ -	$ 5,489,722	$ -	$ -	$ 2,335,450
InfuSystems Holdings, Inc.	5,014,240	-	-	-	2,706,550
Total	$ 5,014,240	$ 5,489,722	$ -	$ -	$ 5,042,000
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,187,123,602	$ 1,176,064,004	$ 11,058,154	$ 1,444
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	(29,516)
Total Unrealized Gain (Loss)	(31,638)
Cost of Purchases	66,166
Proceeds of Sales	(3,568)
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 1,444

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $134,571,440 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $158,382,597 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $9,208,122) - See accompanying schedule: Unaffiliated issuers (cost $1,266,015,997)	$ 1,161,000,154
Fidelity Central Funds (cost $21,081,448)	21,081,448
Other affiliated issuers (cost $13,618,053)	5,042,000
Total Investments (cost $1,300,715,498)		$ 1,187,123,602
Cash		395,942
Receivable for investments sold		152,405,517
Receivable for fund shares sold		717,810
Dividends receivable		2,874,934
Interest receivable		5,779
Distributions receivable from Fidelity Central Funds		35,954
Prepaid expenses		14,072
Other receivables		188,005
Total assets		1,343,761,615

Liabilities
Payable for investments purchased	$ 136,187,290
Payable for fund shares redeemed	5,564,889
Accrued management fee	635,403
Other affiliated payables	365,864
Other payables and accrued expenses	90,765
Collateral on securities loaned, at value	9,774,625
Total liabilities		152,618,836

Net Assets		$ 1,191,142,779
Net Assets consist of:
Paid in capital		$ 1,632,599,094
Undistributed net investment income		2,778,486
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(330,579,168)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(113,655,633)
Net Assets, for 16,173,533 shares outstanding		$ 1,191,142,779
Net Asset Value, offering price and redemption price per share ($1,191,142,779 ÷ 16,173,533 shares)		$ 73.65

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 19,226,207
Interest		431,368
Income from Fidelity Central Funds (including $338,809 from security lending)		1,143,980
Total income		20,801,555

Expenses
Management fee	$ 8,961,965
Transfer agent fees	3,949,005
Accounting and security lending fees	501,524
Custodian fees and expenses	183,920
Independent trustees' compensation	8,487
Depreciation in deferred trustee compensation account	(1,269)
Registration fees	33,939
Audit	63,087
Legal	9,585
Interest	712
Miscellaneous	104,604
Total expenses before reductions	13,815,559
Expense reductions	(65,987)	13,749,572
Net investment income (loss)		7,051,983
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $27,796)	(324,342,226)
Foreign currency transactions	(132,291)
Total net realized gain (loss)		(324,474,517)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $121,221)	(279,523,643)
Assets and liabilities in foreign currencies	(85,427)
Total change in net unrealized appreciation (depreciation)		(279,609,070)
Net gain (loss)		(604,083,587)
Net increase (decrease) in net assets resulting from operations		$ (597,031,604)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,051,983	$ 6,366,655
Net realized gain (loss)	(324,474,517)	241,063,204
Change in net unrealized appreciation (depreciation)	(279,609,070)	(227,132,582)
Net increase (decrease) in net assets resulting from operations	(597,031,604)	20,297,277
Distributions to shareholders from net investment income	(6,124,045)	(6,192,733)
Distributions to shareholders from net realized gain	(77,726,943)	(224,013,816)
Total distributions	(83,850,988)	(230,206,549)
Share transactions Proceeds from sales of shares	251,717,005	297,559,081
Reinvestment of distributions	79,184,139	216,028,272
Cost of shares redeemed	(407,072,802)	(429,358,886)
Net increase (decrease) in net assets resulting from share transactions	(76,171,658)	84,228,467
Redemption fees	50,497	44,318
Total increase (decrease) in net assets	(757,003,753)	(125,636,487)

Net Assets
Beginning of period	1,948,146,532	2,073,783,019
End of period (including undistributed net investment income of $2,778,486 and undistributed net investment income of $2,286,929, respectively)	$ 1,191,142,779	$ 1,948,146,532
Other Information Shares
Sold	2,656,352	2,338,021
Issued in reinvestment of distributions	777,486	1,705,095
Redeemed	(4,313,844)	(3,347,369)
Net increase (decrease)	(880,006)	695,747

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 114.24	$ 126.78	$ 139.09	$ 127.07	$ 123.36
Income from Investment Operations
Net investment income (loss) C	.42	.39 F	.39	(.17)	.14
Net realized and unrealized gain (loss)	(35.98)	1.63	4.49	25.97	3.69
Total from investment operations	(35.56)	2.02	4.88	25.80	3.83
Distributions from net investment income	(.37)	(.39)	(.20)	(.04)	(.13)
Distributions from net realized gain	(4.66)	(14.17)	(16.99)	(13.75)	-
Total distributions	(5.03)	(14.56)	(17.19)	(13.79)	(.13)
Redemption fees added to paid in capital C	- I	- I	- I	.01	.01
Net asset value, end of period	$ 73.65	$ 114.24	$ 126.78	$ 139.09	$ 127.07
Total Return A, B	(32.34)%	.72%	4.13%	20.42%	3.12%
Ratios to Average Net Assets D, G
Expenses before reductions	.86%	.85%	.88%	.91%	.93%
Expenses net of fee waivers, if any	.86%	.85%	.88%	.91%	.93%
Expenses net of all reductions	.86%	.84%	.87%	.87%	.92%
Net investment income (loss)	.44%	.30% F	.31%	(.12) %	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,191,143	$ 1,948,147	$ 2,073,783	$ 2,380,323	$ 1,906,252
Portfolio turnover rate E	173%	120%	91%	120%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Medical Delivery Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery Portfolio	-43.05%	-0.11%	5.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Medical Delivery Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Medical Delivery Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Andrew Hatem, who became Portfolio Manager of Select Medical Delivery Portfolio on February 28, 2009: For the year, the portfolio lost 43.05%, about in line with the decline of 43.20% for the MSCI® US Investable Market Health Care Providers & Services Index and the S&P 500. The fund was helped the most versus the MSCI index by underweighting managed health care and by the solid performance of its out-of-benchmark positions in health care supplies. Overweighting health care technologies boosted results further, as did a modest cash position. On the downside, unfavorable stock selection in health care distributors and underweighting health care services - the index's strongest group - hurt. Unfavorable currency movements also dampened the returns of the fund's overseas investments in U.S. dollar terms. Contributors included managed health care company and major index constituent WellPoint, whose stock was off significantly and we underweighted it; pharmacy benefit manager Express Scripts; an out-of-benchmark position in medical diagnostics company Inverness Medical Innovations; and underweighting two managed health care companies, index giant UnitedHealth Group and Coventry Health Care, whose stock price fell sharply. Coventry was not held at period end. Among the detractors were an out-of-benchmark stake in Brazilian drug distributor Profarma; underweighting health care services firm Quest Diagnostics and dialysis service provider DaVita; managed health care company Humana; and health care services provider NightHawk Radiology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Medical Delivery Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Medco Health Solutions, Inc.	14.9	6.9
UnitedHealth Group, Inc.	14.0	13.1
WellPoint, Inc.	9.9	4.4
Express Scripts, Inc.	9.1	8.6
McKesson Corp.	5.5	7.8
Cardinal Health, Inc.	4.6	3.3
Humana, Inc.	4.2	6.4
Health Net, Inc.	2.8	0.0
AmerisourceBergen Corp.	2.7	0.0
Universal Health Services, Inc. Class B	2.6	1.1
	70.3
Top Industries (% of fund's net assets)
As of February 28, 2009
Health Care Providers & Services	91.9%
Health Care Equipment & Supplies	3.8%
Biotechnology	1.9%
Diversified Consumer Services	1.1%
Food & Staples Retailing	1.1%
All Others*	0.2%

As of August 31, 2008
Health Care Providers & Services	75.7%
Health Care Equipment & Supplies	8.0%
Food & Staples Retailing	3.3%
Health Care Technology	1.8%
Diversified Consumer Services	1.4%
All Others*	9.8%

* Includes short-term investments and net other assets.

Annual Report

Select Medical Delivery Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
BIOTECHNOLOGY - 1.9%
Biotechnology - 1.9%
Alnylam Pharmaceuticals, Inc. (a)	29,300	$ 540,292
Genentech, Inc. (a)	53,100	4,542,705
		5,082,997
DIVERSIFIED CONSUMER SERVICES - 1.1%
Specialized Consumer Services - 1.1%
Carriage Services, Inc. Class A (a)	806,549	1,935,718
Service Corp. International	161,430	545,633
Stewart Enterprises, Inc. Class A	211,815	491,411
		2,972,762
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Other Diversifed Financial Services - 0.2%
MBF Healthcare Acquisition Corp. (a)	69,100	563,165
MBF Healthcare Acquisition Corp. warrants 4/16/11 (a)	260,100	2,601
		565,766
FOOD & STAPLES RETAILING - 1.1%
Drug Retail - 1.1%
CVS Caremark Corp.	115,183	2,964,810
HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%
Health Care Equipment - 1.8%
Baxter International, Inc.	24,300	1,237,113
Covidien Ltd.	72,500	2,296,075
Electro-Optical Sciences, Inc. (a)(e)	150,000	600,000
Golden Meditech Co. Ltd. (a)	4,472,000	487,321
Natus Medical, Inc. (a)	1,000	7,830
Sirona Dental Systems, Inc. (a)	10,000	111,500
		4,739,839
Health Care Supplies - 2.0%
InfuSystems Holdings, Inc. (a)	20,000	38,000
Inverness Medical Innovations, Inc. (a)(e)	233,300	5,242,251
		5,280,251
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		10,020,090
HEALTH CARE PROVIDERS & SERVICES - 91.4%
Health Care Distributors & Services - 15.0%
AmerisourceBergen Corp.	227,200	7,215,872
Cardinal Health, Inc.	372,900	12,100,605
Henry Schein, Inc. (a)	112,500	4,126,500
McKesson Corp.	354,500	14,541,590
Patterson Companies, Inc. (a)	20,000	361,400
Profarma Distribuidora de Produtos Farmaceuticos SA	619,700	1,294,331
		39,640,298
Health Care Facilities - 6.9%
Apollo Hospitals Enterprise Ltd.	4,939	37,617
Bangkok Chain Hospital PCL	4,250,000	842,199

	Shares	Value
Bangkok Dusit Medical Service PCL (For. Reg.)	297,600	$ 138,144
Brookdale Senior Living, Inc.	184,900	674,885
Community Health Systems, Inc. (a)	93,500	1,529,660
Emeritus Corp. (a)	41,824	281,057
Hanger Orthopedic Group, Inc. (a)	145,000	1,928,500
Health Management Associates, Inc. Class A (a)	797,500	1,714,625
LifePoint Hospitals, Inc. (a)	45,000	945,900
Sun Healthcare Group, Inc. (a)	145,438	1,300,216
Tenet Healthcare Corp. (a)	1,318,600	1,463,646
U.S. Physical Therapy, Inc. (a)	30,698	314,961
Universal Health Services, Inc. Class B	186,900	6,883,527
VCA Antech, Inc. (a)	2,100	43,659
		18,098,596
Health Care Services - 32.8%
athenahealth, Inc. (a)	27,000	687,960
DaVita, Inc. (a)	30,564	1,434,063
Emergency Medical Services Corp. Class A (a)	100	3,062
Express Scripts, Inc. (a)	477,400	24,013,220
Health Grades, Inc. (a)	1,067,929	2,296,047
Healthways, Inc. (a)	222,000	2,022,420
IPC The Hospitalist Co., Inc. (a)	35,000	560,700
Laboratory Corp. of America Holdings (a)	76,000	4,180,760
Lincare Holdings, Inc. (a)	130,900	2,758,063
Medco Health Solutions, Inc. (a)	965,041	39,161,367
MEDNAX, Inc. (a)	73,457	2,174,327
NightHawk Radiology Holdings, Inc. (a)	811,320	2,158,111
Quest Diagnostics, Inc.	51,500	2,360,245
Rural/Metro Corp. (a)(f)	1,957,400	2,642,490
Virtual Radiologic Corp. (a)	3,800	23,750
		86,476,585
Managed Health Care - 36.7%
Aetna, Inc. (e)	140,656	3,357,459
Centene Corp. (a)	75,000	1,273,500
CIGNA Corp.	189,300	2,983,368
Health Net, Inc. (a)	559,600	7,386,720
Humana, Inc. (a)	463,972	10,982,217
Medial Saude SA	577,800	1,631,617
Triple-S Management Corp. (a)(e)	277,600	3,195,176
UnitedHealth Group, Inc.	1,874,497	36,833,866
Universal American Financial Corp. (a)	430,196	2,886,615
WellPoint, Inc. (a)	770,400	26,131,968
		96,662,506
TOTAL HEALTH CARE PROVIDERS & SERVICES		240,877,985
HEALTH CARE TECHNOLOGY - 0.1%
Health Care Technology - 0.1%
HLTH Corp. (a)	14,208	155,151
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
WebMD Health Corp. Class A (a)	8,400	$ 194,712
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
Medtox Scientific, Inc. (a)	35,000	243,950
TOTAL COMMON STOCKS (Cost $354,082,612)		263,078,223
Nonconvertible Bonds - 0.5%
	Principal Amount
HEALTH CARE PROVIDERS & SERVICES - 0.5%
Health Care Services - 0.5%
Rural/Metro Corp.:
0% 3/15/16 (d)	$ 2,790,000	1,199,700
9.875% 3/15/15	20,000	16,000
TOTAL NONCONVERTIBLE BONDS (Cost $2,473,346)		1,215,700
Money Market Funds - 3.8%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	5,141,626	$ 5,141,626
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	4,828,600	4,828,600
TOTAL MONEY MARKET FUNDS (Cost $9,970,226)		9,970,226
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $366,526,184)		274,264,149
NET OTHER ASSETS - (4.1)%		(10,760,743)
NET ASSETS - 100%		$ 263,503,406
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 255,370
Fidelity Securities Lending Cash Central Fund	108,861
Total	$ 364,231
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Rural/Metro Corp.	$ 5,284,980	$ -	$ -	$ -	$ 2,642,490
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 274,264,149	$ 271,540,567	$ 2,720,981	$ 2,601
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(56,999)
Cost of Purchases	59,600
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 2,601

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $28,045,847 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $35,477,954 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $4,552,366) - See accompanying schedule: Unaffiliated issuers (cost $341,463,224)	$ 261,651,433
Fidelity Central Funds (cost $9,970,226)	9,970,226
Other affiliated issuers (cost $15,092,734)	2,642,490
Total Investments (cost $366,526,184)		$ 274,264,149
Receivable for investments sold		18,626,526
Receivable for fund shares sold		402,858
Dividends receivable		58,235
Interest receivable		905
Distributions receivable from Fidelity Central Funds		24,939
Prepaid expenses		2,887
Other receivables		8,356
Total assets		293,388,855

Liabilities
Payable for investments purchased	$ 21,462,567
Payable for fund shares redeemed	3,328,470
Accrued management fee	153,677
Other affiliated payables	81,725
Other payables and accrued expenses	30,410
Collateral on securities loaned, at value	4,828,600
Total liabilities		29,885,449

Net Assets		$ 263,503,406
Net Assets consist of:
Paid in capital		$ 426,992,133
Accumulated net investment loss		(149)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(71,209,858)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(92,278,720)
Net Assets, for 10,322,647 shares outstanding		$ 263,503,406
Net Asset Value, offering price and redemption price per share ($263,503,406 ÷ 10,322,647 shares)		$ 25.53

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 914,966
Interest		302,165
Income from Fidelity Central Funds (including $108,861 from security lending)		364,231
Total income		1,581,362

Expenses
Management fee	$ 2,038,973
Transfer agent fees	1,049,594
Accounting and security lending fees	144,517
Custodian fees and expenses	58,112
Independent trustees' compensation	1,564
Registration fees	35,985
Audit	42,683
Legal	2,369
Miscellaneous	42,962
Total expenses before reductions	3,416,759
Expense reductions	(8,131)	3,408,628
Net investment income (loss)		(1,827,266)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(67,825,276)
Foreign currency transactions	(48,448)
Total net realized gain (loss)		(67,873,724)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,900)	(136,873,849)
Assets and liabilities in foreign currencies	(39,530)
Total change in net unrealized appreciation (depreciation)		(136,913,379)
Net gain (loss)		(204,787,103)
Net increase (decrease) in net assets resulting from operations		$ (206,614,369)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,827,266)	$ 1,408,594
Net realized gain (loss)	(67,873,724)	48,284,387
Change in net unrealized appreciation (depreciation)	(136,913,379)	(79,043,613)
Net increase (decrease) in net assets resulting from operations	(206,614,369)	(29,350,632)
Distributions to shareholders from net investment income	(331,975)	-
Distributions to shareholders from net realized gain	(3,873,055)	(50,920,643)
Total distributions	(4,205,030)	(50,920,643)
Share transactions Proceeds from sales of shares	139,545,282	374,625,171
Reinvestment of distributions	4,037,578	48,846,356
Cost of shares redeemed	(209,790,018)	(446,389,762)
Net increase (decrease) in net assets resulting from share transactions	(66,207,158)	(22,918,235)
Redemption fees	32,689	45,642
Total increase (decrease) in net assets	(276,993,868)	(103,143,868)

Net Assets
Beginning of period	540,497,274	643,641,142
End of period (including accumulated net investment loss of $149 and undistributed net investment income of $1,179,540, respectively)	$ 263,503,406	$ 540,497,274
Other Information Shares
Sold	4,123,547	7,144,220
Issued in reinvestment of distributions	103,874	944,218
Redeemed	(5,842,893)	(8,765,390)
Net increase (decrease)	(1,615,472)	(676,952)

Financial Highlights

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 45.27	$ 51.02	$ 54.98	$ 46.80	$ 32.76
Income from Investment Operations
Net investment income (loss) C	(.18)	.11 F	(.29)	(.31)	(.28)
Net realized and unrealized gain (loss)	(19.18)	(1.69)	1.20 G	11.41	14.28
Total from investment operations	(19.36)	(1.58)	.91	11.10	14.00
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.35)	(4.17)	(4.88)	(2.94)	-
Total distributions	(.38)	(4.17)	(4.88)	(2.94)	-
Redemption fees added to paid in capital C	- J	- J	.01	.02	.04
Net asset value, end of period	$ 25.53	$ 45.27	$ 51.02	$ 54.98	$ 46.80
Total Return A, B	(43.05)%	(4.00)%	2.23%	24.54%	42.86%
Ratios to Average Net Assets D, H
Expenses before reductions	.94%	.92%	.95%	.95%	1.03%
Expenses net of fee waivers, if any	.94%	.92%	.95%	.95%	1.03%
Expenses net of all reductions	.94%	.91%	.94%	.91%	.92%
Net investment income (loss)	(.50)%	.22% F	(.58)%	(.60)%	(.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 263,503	$ 540,497	$ 643,641	$ 1,469,861	$ 706,183
Portfolio turnover rate E	122%	113%	92%	106%	244%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.38 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Medical Equipment and Systems Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Medical Equipment and Systems Portfolio	-26.81%	1.19%	8.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Medical Equipment and Systems Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Edward Yoon, Portfolio Manager of Select Medical Equipment and Systems Portfolio: For the 12 months ending February 28, 2009, the fund declined 26.81%, outperforming both the S&P 500 and the 34.51% loss of the MSCI® US Investable Market Health Care Equipment & Supplies Index. The key to performance versus the MSCI Index was favorable stock picking in the health care equipment group, aided by good out-of-benchmark investments in the biotechnology and health care services groups. A modest cash position helped as well. Baxter International benefited from tight supply and strong demand in the blood plasma protein market. Underweightings in Intuitive Surgical and Stryker also helped. Intuitive, which manufactures robotic surgical technology, fell from a very high valuation, and Stryker, which produces beds, stretchers and orthopedic products, declined because of cuts in hospitals' capital spending and questions about the quality of its orthopedic implants. Omrix Biopharmaceuticals, an Israeli biotechnology company that developed a unique blood-clotting agent, was acquired at a large premium by Johnson & Johnson. Pharmacy benefits manager Medco Health Solutions helped results, as did Illumina, a maker of genetic analysis technology. Omrix, Medco and Illumina are not included in the MSCI index. By constrast, underweightings in safety syringe maker Becton Dickinson and heart valve producer Edwards Lifesciences hurt relative performance, as did an out-of-benchmark investment in Affymetrix, which makes chips for genetic analysis. I sold our Affymetrix stock during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Medical Equipment and Systems Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Baxter International, Inc.	15.6	16.5
Covidien Ltd.	11.4	12.5
Medtronic, Inc.	9.5	14.0
St. Jude Medical, Inc.	5.2	1.9
Boston Scientific Corp.	4.4	4.0
C.R. Bard, Inc.	3.7	3.5
Medco Health Solutions, Inc.	3.6	0.0
Allergan, Inc.	3.5	3.3
Illumina, Inc.	3.1	2.0
Hospira, Inc.	2.9	0.0
	62.9
Top Industries (% of fund's net assets)
As of February 28, 2009
Health Care Equipment & Supplies	79.2%
Health Care Providers & Services	8.2%
Life Sciences Tools & Services	7.6%
Pharmaceuticals	3.7%
Biotechnology	0.8%
All Others*	0.5%

As of August 31, 2008
Health Care Equipment & Supplies	76.4%
Life Sciences Tools & Services	7.3%
Pharmaceuticals	3.6%
Health Care Providers & Services	3.1%
Biotechnology	2.0%
All Others*	7.6%

* Includes short-term investments and net other assets.

Annual Report

Select Medical Equipment and Systems Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
BIOTECHNOLOGY - 0.8%
Biotechnology - 0.8%
Alnylam Pharmaceuticals, Inc. (a)(d)	140,000	$ 2,581,600
CSL Ltd.	250,000	5,781,604
		8,363,204
HEALTH CARE EQUIPMENT & SUPPLIES - 79.2%
Health Care Equipment - 73.3%
American Medical Systems Holdings, Inc. (a)	1,000,000	10,350,000
Aspect Medical Systems, Inc. (a)	574,489	2,004,967
Baxter International, Inc. (d)	3,100,000	157,821,001
Becton, Dickinson & Co.	450,000	27,850,500
Boston Scientific Corp. (a)	6,300,000	44,226,000
C.R. Bard, Inc.	470,000	37,722,200
Conceptus, Inc. (a)	655,300	7,359,019
Covidien Ltd.	3,650,000	115,595,500
Edwards Lifesciences Corp. (a)	450,000	25,024,500
Electro-Optical Sciences, Inc. warrants 11/2/11 (a)(e)	90,313	284,540
ev3, Inc. (a)(d)	1,400,000	8,246,000
Gen-Probe, Inc. (a)	340,000	13,793,800
HeartWare International, Inc. unit (a)	13,172,315	9,098,564
Hologic, Inc. (a)	450,000	5,094,000
Hospira, Inc. (a)	1,250,000	29,000,000
Integra LifeSciences Holdings Corp. (a)(d)	440,000	11,488,400
Intuitive Surgical, Inc. (a)	30,000	2,728,800
Kinetic Concepts, Inc. (a)	500,000	10,890,000
Mako Surgical Corp.	270,515	2,118,132
Masimo Corp. (a)	700,000	17,493,000
Medtronic, Inc.	3,250,000	96,167,500
Micrus Endovascular Corp. (a)	680,000	4,284,000
NuVasive, Inc. (a)(d)	360,000	10,206,000
ResMed, Inc. (a)	200,000	7,376,000
St. Jude Medical, Inc. (a)	1,600,000	53,056,000
Stryker Corp.	160,000	5,387,200
Varian Medical Systems, Inc. (a)	100,000	3,051,000
Vnus Medical Technologies, Inc. (a)	200,000	3,818,000
Wright Medical Group, Inc. (a)	550,000	8,035,500
Zimmer Holdings, Inc. (a)	360,000	12,607,200
		742,177,323
Health Care Supplies - 5.9%
Align Technology, Inc. (a)(d)	775,000	5,308,750
Cooper Companies, Inc.	700,000	15,393,000
DENTSPLY International, Inc.	300,000	6,936,000
Immucor, Inc. (a)	600,000	13,464,000
Inverness Medical Innovations, Inc. (a)	530,000	11,909,100
RTI Biologics, Inc. (a)	2,200,000	6,204,000
		59,214,850
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		801,392,173

	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 8.2%
Health Care Distributors & Services - 1.1%
Henry Schein, Inc. (a)	300,000	$ 11,004,000
Health Care Facilities - 0.6%
Hanger Orthopedic Group, Inc. (a)	500,000	6,650,000
Health Care Services - 6.5%
athenahealth, Inc. (a)	50,000	1,274,000
Express Scripts, Inc. (a)	350,000	17,605,000
Fresenius Medical Care AG & Co. KGaA sponsored ADR	250,000	10,140,000
Medco Health Solutions, Inc. (a)	900,000	36,522,000
		65,541,000
TOTAL HEALTH CARE PROVIDERS & SERVICES		83,195,000
LIFE SCIENCES TOOLS & SERVICES - 7.6%
Life Sciences Tools & Services - 7.6%
Illumina, Inc. (a)(d)	1,000,000	31,330,000
Millipore Corp. (a)	150,000	8,259,000
QIAGEN NV (a)(d)	1,700,000	27,234,000
Waters Corp. (a)	300,000	10,566,000
		77,389,000
PHARMACEUTICALS - 3.7%
Pharmaceuticals - 3.7%
Allergan, Inc.	900,000	34,866,000
XenoPort, Inc. (a)	100,000	2,089,000
		36,955,000
TOTAL COMMON STOCKS (Cost $1,186,147,756)		1,007,294,377
Money Market Funds - 8.2%

Fidelity Cash Central Fund, 0.59% (b)	30,915,315	30,915,315
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	52,333,425	52,333,425
TOTAL MONEY MARKET FUNDS (Cost $83,248,740)		83,248,740
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $1,269,396,496)		1,090,543,117
NET OTHER ASSETS - (7.7)%		(78,079,020)
NET ASSETS - 100%		$ 1,012,464,097
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $284,540 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 9
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 602,275
Fidelity Securities Lending Cash Central Fund	582,212
Total	$ 1,184,487
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,090,543,117	$ 1,075,378,409	$ 15,164,708	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.3%
Bermuda	11.4%
Netherlands	2.7%
Germany	1.0%
Others (individually less than 1%)	0.6%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $12,822,831 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $101,048,232 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $49,109,441) - See accompanying schedule: Unaffiliated issuers (cost $1,186,147,756)	$ 1,007,294,377
Fidelity Central Funds (cost $83,248,740)	83,248,740
Total Investments (cost $1,269,396,496)		$ 1,090,543,117
Receivable for investments sold		11,111,584
Receivable for fund shares sold		2,368,084
Dividends receivable		49,612
Distributions receivable from Fidelity Central Funds		47,696
Prepaid expenses		13,598
Other receivables		46,597
Total assets		1,104,180,288

Liabilities
Payable for investments purchased	$ 26,029,471
Payable for fund shares redeemed	12,471,010
Accrued management fee	536,017
Other affiliated payables	307,500
Other payables and accrued expenses	38,768
Collateral on securities loaned, at value	52,333,425
Total liabilities		91,716,191

Net Assets		$ 1,012,464,097
Net Assets consist of:
Paid in capital		$ 1,333,529,289
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(142,212,194)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(178,852,998)
Net Assets, for 58,518,288 shares outstanding		$ 1,012,464,097
Net Asset Value, offering price and redemption price per share ($1,012,464,097 ÷ 58,518,288 shares)		$ 17.30

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 10,330,801
Interest		7,386
Income from Fidelity Central Funds (including $582,212 from security lending)		1,184,487
Total income		11,522,674

Expenses
Management fee	$ 6,916,414
Transfer agent fees	3,138,494
Accounting and security lending fees	410,687
Custodian fees and expenses	44,358
Independent trustees' compensation	6,486
Registration fees	144,544
Audit	39,088
Legal	5,588
Miscellaneous	64,166
Total expenses before reductions	10,769,825
Expense reductions	(14,537)	10,755,288
Net investment income (loss)		767,386
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(138,825,271)
Foreign currency transactions	136,759
Total net realized gain (loss)		(138,688,512)
Change in net unrealized appreciation (depreciation) on: Investment securities	(312,582,272)
Assets and liabilities in foreign currencies	(1,246)
Total change in net unrealized appreciation (depreciation)		(312,583,518)
Net gain (loss)		(451,272,030)
Net increase (decrease) in net assets resulting from operations		$ (450,504,644)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 767,386	$ (1,819,054)
Net realized gain (loss)	(138,688,512)	104,918,144
Change in net unrealized appreciation (depreciation)	(312,583,518)	(5,873,675)
Net increase (decrease) in net assets resulting from operations	(450,504,644)	97,225,415
Distributions to shareholders from net investment income	(305,984)	-
Distributions to shareholders from net realized gain	(36,663,628)	(76,638,625)
Total distributions	(36,969,612)	(76,638,625)
Share transactions Proceeds from sales of shares	1,025,190,451	655,708,750
Reinvestment of distributions	35,608,206	73,785,048
Cost of shares redeemed	(731,022,154)	(377,258,197)
Net increase (decrease) in net assets resulting from share transactions	329,776,503	352,235,601
Redemption fees	300,715	64,121
Total increase (decrease) in net assets	(157,397,038)	372,886,512

Net Assets
Beginning of period	1,169,861,135	796,974,623
End of period	$ 1,012,464,097	$ 1,169,861,135
Other Information Shares
Sold	43,960,563	26,109,754
Issued in reinvestment of distributions	1,505,633	3,039,592
Redeemed	(34,870,564)	(14,899,288)
Net increase (decrease)	10,595,632	14,250,058

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 24.41	$ 23.67	$ 24.62	$ 23.70	$ 20.99
Income from Investment Operations
Net investment income (loss) C	.01	(.05)	(.05)	(.04)	(.06)
Net realized and unrealized gain (loss)	(6.35)	2.97	1.35	1.80	2.88
Total from investment operations	(6.34)	2.92	1.30	1.76	2.82
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(.77)	(2.18)	(2.25)	(.84)	(.11)
Total distributions	(.78)	(2.18)	(2.25)	(.84)	(.11)
Redemption fees added to paid in capital C	.01	- H	- H	- H	- H
Net asset value, end of period	$ 17.30	$ 24.41	$ 23.67	$ 24.62	$ 23.70
Total Return A, B	(26.81)%	12.57%	5.66%	7.36%	13.49%
Ratios to Average Net Assets D, F
Expenses before reductions	.87%	.88%	.93%	.96%	1.00%
Expenses net of fee waivers, if any	.87%	.88%	.93%	.96%	1.00%
Expenses net of all reductions	.87%	.88%	.92%	.92%	.98%
Net investment income (loss)	.06%	(.20)%	(.22)%	(.18)%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,012,464	$ 1,169,861	$ 796,975	$ 1,115,117	$ 966,579
Portfolio turnover rate E	116%	129%	71%	99%	28%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Pharmaceuticals Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Life of fundA
Select Pharmaceuticals Portfolio	-26.23%	-1.15%	-2.17%

A From June 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Pharmaceuticals Portfolio on June 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Andrew Oh, Portfolio Manager of Select Pharmaceuticals Portfolio: For the 12 months ending February 28, 2009, the fund declined 26.23%, underperforming the MSCI® US Investable Market Pharmaceuticals Index, which fell 25.13%, but outpacing the S&P 500. Security selection in the pharmaceuticals industry detracted the most from performance versus the MSCI benchmark - especially an underweighting in index heavyweight Johnson & Johnson, which investors sought for defensive reasons, and an overweighting in Allergan, the maker of Botox. XenoPort's stock declined in part because of a delay in an FDA filing regarding its drug for restless-leg syndrome. Stock picking among health care equipment stocks, such as China Medical Technologies, also detracted from the fund's relative return. Alcon, a maker of eye-care supplies, hurt returns, and unfavorable currency movements had a negative impact as well. Neither China Medical Technologies nor Alcon is included in the index. On the other hand, out-of-benchmark investments in biotechnology companies boosted relative performance, including our stake in Myriad Genetics, a maker of diagnostic tests. Underweightings in two large-cap pharmaceutical companies, Pfizer and Eli Lilly, also contributed, and an overweighting in Wyeth, another large-cap drug maker, helped results after Pfizer announced that it would acquire the company at a premium to its then-current share price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Pharmaceuticals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wyeth	24.0	8.4
Pfizer, Inc.	9.7	4.9
Abbott Laboratories	7.5	11.8
Schering-Plough Corp.	6.7	4.3
Johnson & Johnson	4.9	19.8
Merck & Co., Inc.	4.6	10.3
Bristol-Myers Squibb Co.	4.1	4.9
Allergan, Inc.	3.2	2.8
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.3	0.5
Novo Nordisk AS Series B sponsored ADR	2.1	1.2
	69.1
Top Industries (% of fund's net assets)
As of February 28, 2009
Pharmaceuticals	81.0%
Biotechnology	9.5%
Health Care Equipment & Supplies	4.8%
Health Care Providers & Services	2.2%
Life Sciences Tools & Services	1.4%
All Others*	1.1%

As of August 31, 2008
Pharmaceuticals	82.9%
Biotechnology	6.5%
Health Care Equipment & Supplies	5.4%
Life Sciences Tools & Services	2.5%
Health Care Providers & Services	1.6%
All Others*	1.1%

* Includes short-term investments and net other assets.

Annual Report

Select Pharmaceuticals Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
BIOTECHNOLOGY - 9.5%
Biotechnology - 9.5%
Acorda Therapeutics, Inc. (a)	20,400	$ 448,800
Actelion Ltd. (Reg.) (a)	3,932	185,934
Alexion Pharmaceuticals, Inc. (a)	12,736	435,571
Allos Therapeutics, Inc. (a)	8,100	45,684
Amgen, Inc. (a)	12,200	596,946
Amylin Pharmaceuticals, Inc. (a)	22,360	204,147
Basilea Pharmaceutica AG (a)	1,570	73,250
Biogen Idec, Inc. (a)	24,700	1,137,188
BioMarin Pharmaceutical, Inc. (a)	33,600	403,200
Cougar Biotechnology, Inc. (a)	9,500	237,785
CSL Ltd.	28,967	669,903
CV Therapeutics, Inc. (a)	20,000	320,000
Genentech, Inc. (a)	32,850	2,810,318
Genomic Health, Inc. (a)	800	15,744
Genzyme Corp. (a)	11,400	694,602
Gilead Sciences, Inc. (a)	61,000	2,732,800
Grifols SA	3,401	53,309
GTx, Inc. (a)	2,200	20,482
Intercell AG (a)	100	2,885
Myriad Genetics, Inc. (a)	14,300	1,127,555
ONYX Pharmaceuticals, Inc. (a)	13,500	404,865
OSI Pharmaceuticals, Inc. (a)	1,000	34,100
Savient Pharmaceuticals, Inc. (a)	100	432
United Therapeutics Corp. (a)	11,800	791,898
Vertex Pharmaceuticals, Inc. (a)	180	5,441
		13,452,839
CHEMICALS - 0.3%
Fertilizers & Agricultural Chemicals - 0.3%
Monsanto Co.	5,450	415,672
HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
Health Care Equipment - 4.3%
American Medical Systems Holdings, Inc. (a)	14,200	146,970
Baxter International, Inc.	24,100	1,226,931
Becton, Dickinson & Co.	13,700	847,893
C.R. Bard, Inc.	7,700	618,002
China Medical Technologies, Inc. sponsored ADR	150	1,955
Conceptus, Inc. (a)	10,000	112,300
Covidien Ltd.	28,100	889,927
Gen-Probe, Inc. (a)	2,100	85,197
Integra LifeSciences Holdings Corp. (a)	600	15,666
Intuitive Surgical, Inc. (a)	400	36,384
Mako Surgical Corp.	13,000	101,790
Masimo Corp. (a)	26,830	670,482
Meridian Bioscience, Inc.	14,200	284,852
Micrus Endovascular Corp. (a)	27,000	170,100
Mindray Medical International Ltd. sponsored ADR (d)	12,100	220,825
Nobel Biocare Holding AG (Switzerland)	5,500	87,801

	Shares	Value
NuVasive, Inc. (a)	3,500	$ 99,225
Quidel Corp. (a)	12,600	139,104
ResMed, Inc. (a)	3,800	140,144
Sonova Holding AG	3,350	164,266
Wright Medical Group, Inc. (a)	8,100	118,341
		6,178,155
Health Care Supplies - 0.5%
Alcon, Inc.	6,100	502,396
Align Technology, Inc. (a)	11,100	76,035
Immucor, Inc. (a)	3,100	69,564
RTI Biologics, Inc. (a)	18,000	50,760
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	12,000	20,047
		718,802
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		6,896,957
HEALTH CARE PROVIDERS & SERVICES - 2.2%
Health Care Distributors & Services - 0.0%
BMP Sunstone Corp. warrants 8/19/12 (a)(e)	1,000	322
Health Care Facilities - 0.0%
Hanger Orthopedic Group, Inc. (a)	1,000	13,300
Health Care Services - 2.2%
athenahealth, Inc. (a)	6,700	170,716
Express Scripts, Inc. (a)	27,900	1,403,370
Medco Health Solutions, Inc. (a)	39,300	1,594,794
		3,168,880
TOTAL HEALTH CARE PROVIDERS & SERVICES		3,182,502
LIFE SCIENCES TOOLS & SERVICES - 1.4%
Life Sciences Tools & Services - 1.4%
Illumina, Inc. (a)	27,700	867,841
Medivation, Inc. (a)	3,900	65,013
QIAGEN NV (a)	51,477	824,662
Sequenom, Inc. (a)	1,000	14,630
Techne Corp.	366	17,879
Waters Corp. (a)	6,000	211,320
		2,001,345
PERSONAL PRODUCTS - 0.5%
Personal Products - 0.5%
Chattem, Inc. (a)(d)	10,200	646,986
Prestige Brands Holdings, Inc. (a)	1,500	8,205
		655,191
PHARMACEUTICALS - 81.0%
Pharmaceuticals - 81.0%
Abbott Laboratories (d)	225,800	10,689,372
Akorn, Inc. (a)	21,100	29,540
Allergan, Inc.	116,900	4,528,706
AstraZeneca PLC sponsored ADR	34,000	1,074,060
Auxilium Pharmaceuticals, Inc. (a)	21,700	596,099
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Bayer AG	13,800	$ 660,082
BioForm Medical, Inc. (a)	15,755	17,015
Bristol-Myers Squibb Co.	313,600	5,773,376
Cardiome Pharma Corp. (a)	7,000	27,953
Elan Corp. PLC sponsored ADR (a)	27,800	171,804
Eli Lilly & Co.	68,700	2,018,406
Endo Pharmaceuticals Holdings, Inc. (a)	100	1,898
Endo Pharmaceuticals Holdings, Inc. rights 2/27/12 (a)	9,000	0
Forest Laboratories, Inc. (a)	13,920	298,445
GlaxoSmithKline PLC sponsored ADR	27,000	813,510
Ipsen SA	100	3,807
Johnson & Johnson	138,500	6,925,000
King Pharmaceuticals, Inc. (a)	47,600	349,384
MAP Pharmaceuticals, Inc. (a)	1,400	3,122
Matrixx Initiatives, Inc. (a)	400	7,052
Medicines Co. (a)	36,600	449,082
Medicis Pharmaceutical Corp. Class A	12,200	137,616
Merck & Co., Inc.	268,300	6,492,860
Merck KGaA	19,600	1,463,870
Mylan, Inc. (a)	58,100	722,183
Novartis AG sponsored ADR	58,700	2,127,875
Noven Pharmaceuticals, Inc. (a)	6,000	48,780
Novo Nordisk AS Series B sponsored ADR (d)	62,800	3,040,776
Par Pharmaceutical Companies, Inc. (a)	7,100	94,572
Perrigo Co.	40,900	821,681
Pfizer, Inc.	1,118,800	13,772,428
Questcor Pharmaceuticals, Inc. (a)	12,400	60,264
Roche Holding AG (participation certificate)	12,768	1,449,269
Sanofi-Aventis sponsored ADR	51,000	1,306,620
Schering-Plough Corp.	545,990	9,494,766
Sepracor, Inc. (a)	100	1,498
Shire PLC	1,500	17,782
Teva Pharmaceutical Industries Ltd. sponsored ADR	71,689	3,195,896
Valeant Pharmaceuticals International (a)(d)	77,400	1,346,760

	Shares	Value
ViroPharma, Inc. (a)	9,700	$ 40,255
Vivus, Inc. (a)	20,000	80,600
Warner Chilcott Ltd. (a)	11,400	123,690
Watson Pharmaceuticals, Inc. (a)	6,100	172,447
Wyeth	835,270	34,095,719
XenoPort, Inc. (a)	22,300	465,847
		115,011,767
TOTAL COMMON STOCKS (Cost $158,500,059)		141,616,273
Money Market Funds - 1.8%

Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c) (Cost $2,534,075)	2,534,075	2,534,075
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $161,034,134)		144,150,348
NET OTHER ASSETS - (1.5)%		(2,139,457)
NET ASSETS - 100%		$ 142,010,891
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $322 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
BMP Sunstone Corp. warrants 8/19/12	8/17/07	$ 125
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,862
Fidelity Securities Lending Cash Central Fund	78,328
Total	$ 118,190
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 144,150,348	$ 139,297,821	$ 4,852,527	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.5%
Switzerland	3.3%
Israel	2.3%
Denmark	2.1%
Germany	1.5%
United Kingdom	1.4%
Others (individually less than 1%)	2.9%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $2,417,505 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $8,102,477 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $2,430,364) - See accompanying schedule: Unaffiliated issuers (cost $158,500,059)	$ 141,616,273
Fidelity Central Funds (cost $2,534,075)	2,534,075
Total Investments (cost $161,034,134)		$ 144,150,348
Foreign currency held at value (cost $358)		314
Receivable for investments sold		4,713,311
Receivable for fund shares sold		517,354
Dividends receivable		845,888
Distributions receivable from Fidelity Central Funds		8,968
Prepaid expenses		1,311
Other receivables		1,406
Total assets		150,238,900

Liabilities
Payable to custodian bank	$ 192,005
Payable for investments purchased	3,793,373
Payable for fund shares redeemed	1,548,506
Accrued management fee	75,930
Other affiliated payables	47,582
Other payables and accrued expenses	36,538
Collateral on securities loaned, at value	2,534,075
Total liabilities		8,228,009

Net Assets		$ 142,010,891
Net Assets consist of:
Paid in capital		$ 178,273,504
Undistributed net investment income		665,921
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,045,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,882,683)
Net Assets, for 18,678,952 shares outstanding		$ 142,010,891
Net Asset Value, offering price and redemption price per share ($142,010,891 ÷ 18,678,952 shares)		$ 7.60

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 4,169,311
Interest		1,331
Income from Fidelity Central Funds (including $78,328 from security lending)		118,190
Total income		4,288,832

Expenses
Management fee	$ 835,375
Transfer agent fees	443,318
Accounting and security lending fees	60,130
Custodian fees and expenses	53,797
Independent trustees' compensation	804
Registration fees	28,938
Audit	42,052
Legal	820
Interest	389
Miscellaneous	13,269
Total expenses before reductions	1,478,892
Expense reductions	(3,706)	1,475,186
Net investment income (loss)		2,813,646
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,281,111)
Investments not meeting investment restrictions	1,525
Foreign currency transactions	(24,063)
Payment from investment advisor for loss on investment not meeting investment restrictions	908
Total net realized gain (loss)		(18,302,741)
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,241,456)
Assets and liabilities in foreign currencies	255
Total change in net unrealized appreciation (depreciation)		(28,241,201)
Net gain (loss)		(46,543,942)
Net increase (decrease) in net assets resulting from operations		$ (43,730,296)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,813,646	$ 1,776,461
Net realized gain (loss)	(18,302,741)	6,098,836
Change in net unrealized appreciation (depreciation)	(28,241,201)	(6,287,931)
Net increase (decrease) in net assets resulting from operations	(43,730,296)	1,587,366
Distributions to shareholders from net investment income	(2,273,856)	(1,913,683)
Distributions to shareholders from net realized gain	(887,024)	(8,339,317)
Total distributions	(3,160,880)	(10,253,000)
Share transactions Proceeds from sales of shares	125,994,096	150,830,868
Reinvestment of distributions	2,937,853	8,257,255
Cost of shares redeemed	(107,369,589)	(178,255,837)
Net increase (decrease) in net assets resulting from share transactions	21,562,360	(19,167,714)
Redemption fees	10,142	34,692
Total increase (decrease) in net assets	(25,318,674)	(27,798,656)

Net Assets
Beginning of period	167,329,565	195,128,221
End of period (including undistributed net investment income of $665,921 and undistributed net investment income of $553,068, respectively)	$ 142,010,891	$ 167,329,565
Other Information Shares
Sold	13,808,334	12,855,111
Issued in reinvestment of distributions	330,453	708,682
Redeemed	(11,372,234)	(15,593,749)
Net increase (decrease)	2,766,553	(2,029,956)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.52	$ 10.88	$ 10.41	$ 8.64	$ 8.95
Income from Investment Operations
Net investment income (loss) C	.18	.10	.08	.02	- I
Net realized and unrealized gain (loss)	(2.91)	.13 F	.74	1.77	(.31)
Total from investment operations	(2.73)	.23	.82	1.79	(.31)
Distributions from net investment income	(.13)	(.11)	(.04)	(.02)	-
Distributions from net realized gain	(.06)	(.48)	(.31)	-	-
Total distributions	(.19)	(.59)	(.35)	(.02)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 7.60	$ 10.52	$ 10.88	$ 10.41	$ 8.64
Total Return A, B	(26.23)%	1.64%	8.05%	20.68%	(3.46)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.00%	.95%	1.02%	1.11%	1.20%
Expenses net of fee waivers, if any	1.00%	.95%	1.02%	1.11%	1.20%
Expenses net of all reductions	.99%	.95%	1.01%	1.03%	1.19%
Net investment income (loss)	1.89%	.85%	.73%	.23%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 142,011	$ 167,330	$ 195,128	$ 142,471	$ 95,502
Portfolio turnover rate E	240%	119%	204%	207%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of February 28, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Biotechnology Portfolio	$ 1,480,513,787	$ 52,988,505	$ (305,589,982)	$ (252,601,477)
Health Care Portfolio	1,338,378,365	69,945,702	(221,200,465)	(151,254,763)
Medical Delivery Portfolio	374,228,927	8,562,640	(108,527,418)	(99,964,778)
Medical Equipment and Systems Portfolio	1,297,737,244	68,080,962	(275,275,089)	(207,194,127)
Pharmaceuticals Portfolio	170,558,898	2,997,987	(29,406,537)	(26,408,550)
	Undistributed Ordinary Income	Capital Loss Carryforward
Biotechnology Portfolio	$ -	$ (302,864,856)
Health Care Portfolio	2,782,582	(134,571,440)
Medical Delivery Portfolio	-	(28,045,847)
Medical Equipment and Systems Portfolio	-	(12,822,831)
Pharmaceuticals Portfolio	665,921	(2,417,505)

The tax character of distributions paid was as follows:

February 28, 2009	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 6,124,045	$ 77,726,943	$ 83,850,988
Medical Delivery Portfolio	331,975	3,873,055	4,205,030
Medical Equipment and Systems Portfolio	11,257,458	25,712,154	36,969,612
Pharmaceuticals Portfolio	2,273,856	887,024	3,160,880
February 29, 2008	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 69,257,641	$ 160,948,908	$ 230,206,549
Medical Delivery Portfolio	-	50,920,643	50,920,643
Medical Equipment and Systems Portfolio	25,157,382	51,481,243	76,638,625
Pharmaceuticals Portfolio	2,090,312	8,162,688	10,253,000

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	890,212,155	652,203,953
Health Care Portfolio	2,712,945,143	2,868,783,736
Medical Delivery Portfolio	434,607,843	502,875,336
Medical Equipment and Systems Portfolio	1,689,173,774	1,384,017,725
Pharmaceuticals Portfolio	375,865,763	353,560,674

Pharmaceuticals Portfolio realized a gain and loss of $2,433 and $908, respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $908 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.26%	.56%
Health Care Portfolio	.30%	.26%	.56%
Medical Delivery Portfolio	.30%	.26%	.56%
Medical Equipment and Systems Portfolio	.30%	.26%	.56%
Pharmaceuticals Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.27%
Health Care Portfolio	.25%
Medical Delivery Portfolio	.29%
Medical Equipment and Systems Portfolio	.25%
Pharmaceuticals Portfolio	.30%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 19,198
Health Care Portfolio	52,719
Medical Delivery Portfolio	11,928
Medical Equipment and Systems Portfolio	32,511
Pharmaceuticals Portfolio	4,087

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 10,695,579	1.81%	$ 10,218
Health Care Portfolio	Borrower	10,278,000	2.50%	712
Pharmaceuticals Portfolio	Borrower	6,256,000	2.24%	389

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Biotechnology Portfolio	$ 4,477
Health Care Portfolio	5,515
Medical Delivery Portfolio	1,210
Medical Equipment and Systems Portfolio	4,526
Pharmaceuticals Portfolio	563

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	$ 3,321,000	1.30%	$ 120

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses.

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions - continued

All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction	Transfer Agent expense reduction
Biotechnology Portfolio	$ 85	$ -	$ 2,298
Health Care Portfolio	52,502	5,053	8,432
Medical Delivery Portfolio	7,216	-	915
Medical Equipment and Systems Portfolio	10,555	1,989	1,993
Pharmaceuticals Portfolio	3,387	-	319

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Biotechnology Portfolio	$ 200,381
Health Care Portfolio	411,516
Medical Delivery Portfolio	78,410
Medical Equipment and Systems Portfolio	41,968
Pharmaceuticals Portfolio	8,892

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers.**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2008	December 2008
Select Health Care Portfolio	100%	100%
Select Pharmaceuticals Portfolio	100%	100%
Select Medical Equipment and Systems Portfolio	7%	100%
Select Medical Delivery Portfolio	100%	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2008	December 2008
Select Health Care Portfolio	100%	100%
Select Pharmaceuticals Portfolio	100%	100%
Select Medical Equipment and Systems Portfolio	10%	100%
Select Medical Delivery Portfolio	100%	-

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000
PROPOSAL 3

For Select Health Care Portfolio, a shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity".

	# of Votes	% of Votes
Affirmative	313,671,818.29	29.066
Against	603,940,537.45	55.963
Abstain	64,309,260.67	5.959
Broker Non-Votes	97,258,397.16	9.012
TOTAL	1,079,180,013.57	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELHC-UANN-0409
1.813639.104

Fidelity®

Select Portfolios®

Materials Sector

Select Chemicals Portfolio

Select Gold Portfolio

Select Materials Portfolio

Select Paper and Forest Products Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Chemicals	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Paper and Forest Products	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Chemicals Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Chemicals Portfolio	-46.68%	1.12%	6.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Chemicals Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Matthew Schuldt, Portfolio Manager of Select Chemicals Fund: For the 12-month period ending February 28, 2009, the fund returned -46.68%, outperforming the -48.70% return of the MSCI® US Investable Market Chemicals Index, but trailing the broad market S&P 500. Strong stock selection, especially among diversified chemicals, fertilizers/agricultural chemicals and industrial gas names, helped results, as did an underweighting in diversified chemicals. A modest cash allocation also was a positive in a down market. Detractors included certain stock picks and underweightings in the specialty and commodity chemicals groups. Among individual holdings, an underweighting in major index component Dow Chemical contributed. The diversified chemicals firm struggled with investor unease regarding its long-term prospects and acquisition strategies. Diversified chemicals company FMC Corp. performed relatively well, aided by productivity improvements. Timely ownership of fertilizers/agricultural chemicals concern Monsanto also helped, as I took some profits in this stock prior to its steep decline. An underweighting in specialty chemicals firm Rohm and Haas detracted, with its shares moving sharply higher on news of its proposed acquisition by Dow Chemical. Commodity chemicals holding Celanese also hurt, impacted by declining demand among hard-hit end users.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Actual	.92%	$ 1,000.00	$ 516.00	$ 3.46
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.23	$ 4.61

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Select Chemicals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	25.4	20.8
Praxair, Inc.	9.9	8.7
E.I. du Pont de Nemours & Co.	9.2	12.9
Air Products & Chemicals, Inc.	5.9	4.2
The Mosaic Co.	4.7	5.7
Rohm & Haas Co.	4.1	0.0
FMC Corp.	4.0	2.7
Albemarle Corp.	3.9	2.7
Ecolab, Inc.	3.7	3.0
Terra Industries, Inc.	3.2	2.4
	74.0
Top Industries (% of fund's net assets)
As of February 28, 2009
Chemicals	96.0%
Transportation Infrastructure	0.5%
Containers & Packaging	0.3%
All Others*	3.2%

As of August 31, 2008
Chemicals	95.8%
Metals & Mining	1.0%
Diversified Financial Services	0.5%
Electrical Equipment	0.4%
Energy Equipment & Services	0.4%
All Others*	1.9%

* Includes short-term investments and net other assets.

Annual Report

Select Chemicals Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
CHEMICALS - 94.0%
Commodity Chemicals - 2.2%
Calgon Carbon Corp. (a)	30	$ 440
Celanese Corp. Class A	625,451	5,341,352
Georgia Gulf Corp. (d)	148,307	99,366
		5,441,158
Diversified Chemicals - 18.4%
Ashland, Inc.	191,400	1,131,174
Dow Chemical Co.	345,700	2,475,212
E.I. du Pont de Nemours & Co.	1,199,100	22,495,116
FMC Corp.	241,026	9,744,681
Gulf Resources, Inc. (a)	1,062,000	371,700
PPG Industries, Inc.	131,800	4,093,708
Solutia, Inc. (a)	1,043,913	3,914,674
Tata Chemicals Ltd.	225,000	536,290
		44,762,555
Fertilizers & Agricultural Chemicals - 36.3%
CF Industries Holdings, Inc.	101,600	6,535,928
Intrepid Potash, Inc.	35,000	785,400
Monsanto Co.	808,000	61,626,157
Terra Industries, Inc.	298,000	7,685,420
The Mosaic Co.	267,490	11,515,445
		88,148,350
Industrial Gases - 18.4%
Air Products & Chemicals, Inc.	312,300	14,443,875
Airgas, Inc.	201,800	6,213,422
Praxair, Inc.	422,460	23,974,605
		44,631,902
Specialty Chemicals - 18.7%
Albemarle Corp.	494,100	9,560,835
Chemtura Corp.	85,000	28,900
Ecolab, Inc.	285,400	9,070,012
H.B. Fuller Co.	100,950	1,150,830
Lubrizol Corp.	130,700	3,592,943
Nalco Holding Co.	478,700	5,442,819
OM Group, Inc. (a)	1	16
OMNOVA Solutions, Inc. (a)	1,118,490	950,717
Rockwood Holdings, Inc. (a)	364,600	2,147,494
Rohm & Haas Co.	190,500	9,919,335
RPM International, Inc.	40,000	433,600
Valspar Corp.	95,000	1,586,500
W.R. Grace & Co. (a)	299,700	1,678,320
Zep, Inc.	46	364
		45,562,685
TOTAL CHEMICALS		228,546,650

	Shares	Value
CONTAINERS & PACKAGING - 0.3%
Paper Packaging - 0.3%
Rock-Tenn Co. Class A	30,000	$ 828,300
TRANSPORTATION INFRASTRUCTURE - 0.5%
Marine Ports & Services - 0.5%
Aegean Marine Petroleum Network, Inc.	70,000	1,148,000
TOTAL COMMON STOCKS (Cost $343,675,727)		230,522,950
Floating Rate Loans - 2.0%
	Principal Amount
MATERIALS - 2.0%
Chemicals - 2.0%
Solutia, Inc. term loan 8.5% 2/28/14 (e)	$ 7,300,000	4,781,500
TOTAL FLOATING RATE LOANS (Cost $4,866,426)		4,781,500
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	9,310,293	9,310,293
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	561,000	561,000
TOTAL MONEY MARKET FUNDS (Cost $9,871,293)		9,871,293
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $358,413,446)		245,175,743
NET OTHER ASSETS - (0.8)%		(2,031,283)
NET ASSETS - 100%		$ 243,144,460
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 253,513
Fidelity Securities Lending Cash Central Fund	134,589
Total	$ 388,102
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 245,175,743	$ 239,857,953	$ 5,317,790	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $34,655,503 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $43,136,481 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $555,150) - See accompanying schedule: Unaffiliated issuers (cost $348,542,153)	$ 235,304,450
Fidelity Central Funds (cost $9,871,293)	9,871,293
Total Investments (cost $358,413,446)		$ 245,175,743
Receivable for investments sold		5,484,926
Receivable for fund shares sold		461,079
Dividends receivable		751,426
Interest receivable		22,243
Distributions receivable from Fidelity Central Funds		7,540
Prepaid expenses		3,387
Other receivables		7
Total assets		251,906,351

Liabilities
Payable to custodian bank	$ 193,501
Payable for investments purchased	7,095,452
Payable for fund shares redeemed	678,515
Accrued management fee	124,625
Other affiliated payables	76,900
Other payables and accrued expenses	31,898
Collateral on securities loaned, at value	561,000
Total liabilities		8,761,891

Net Assets		$ 243,144,460
Net Assets consist of:
Paid in capital		$ 471,849,544
Undistributed net investment income		593,361
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(116,053,677)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(113,244,768)
Net Assets, for 5,688,950 shares outstanding		$ 243,144,460
Net Asset Value, offering price and redemption price per share ($243,144,460 ÷ 5,688,950 shares)		$ 42.74

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 7,337,492
Interest		49,053
Income from Fidelity Central Funds		388,102
Total income		7,774,647

Expenses
Management fee	$ 2,223,970
Transfer agent fees	1,058,368
Accounting and security lending fees	158,198
Custodian fees and expenses	34,045
Independent trustees' compensation	1,896
Registration fees	93,717
Audit	40,715
Legal	1,738
Miscellaneous	17,295
Total expenses before reductions	3,629,942
Expense reductions	(29,198)	3,600,744
Net investment income (loss)		4,173,903
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(109,608,876)
Foreign currency transactions	(39,657)
Total net realized gain (loss)		(109,648,533)
Change in net unrealized appreciation (depreciation) on: Investment securities	(161,748,204)
Assets and liabilities in foreign currencies	(7,065)
Total change in net unrealized appreciation (depreciation)		(161,755,269)
Net gain (loss)		(271,403,802)
Net increase (decrease) in net assets resulting from operations		$ (267,229,899)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,173,903	$ 2,312,014
Net realized gain (loss)	(109,648,533)	2,853,746
Change in net unrealized appreciation (depreciation)	(161,755,269)	23,820,971
Net increase (decrease) in net assets resulting from operations	(267,229,899)	28,986,731
Distributions to shareholders from net investment income	(3,797,773)	(1,582,334)
Distributions to shareholders from net realized gain	(85,400)	(7,794,878)
Total distributions	(3,883,173)	(9,377,212)
Share transactions Proceeds from sales of shares	540,452,849	351,992,638
Reinvestment of distributions	3,770,991	8,951,180
Cost of shares redeemed	(350,954,109)	(179,421,319)
Net increase (decrease) in net assets resulting from share transactions	193,269,731	181,522,499
Redemption fees	152,793	28,477
Total increase (decrease) in net assets	(77,690,548)	201,160,495

Net Assets
Beginning of period	320,835,008	119,674,513
End of period (including undistributed net investment income of $593,361 and undistributed net investment income of $844,788, respectively)	$ 243,144,460	$ 320,835,008
Other Information Shares
Sold	6,725,611	4,442,680
Issued in reinvestment of distributions	78,641	110,321
Redeemed	(5,061,028)	(2,302,398)
Net increase (decrease)	1,743,224	2,250,603

Financial Highlights

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 81.31	$ 70.60	$ 69.50	$ 71.52	$ 51.75
Income from Investment Operations
Net investment income (loss) C	.73	.85	.82 F	.52	.45 G
Net realized and unrealized gain (loss)	(38.63)	12.80	11.08	(.33)	19.83
Total from investment operations	(37.90)	13.65	11.90	.19	20.28
Distributions from net investment income	(.68)	(.49)	(.87)	(.52)	(.18)
Distributions from net realized gain	(.02)	(2.46)	(9.96)	(1.72)	(.38)
Total distributions	(.70)	(2.95)	(10.83)	(2.24)	(.56)
Redemption fees added to paid in capital C	.03	.01	.03	.03	.05
Net asset value, end of period	$ 42.74	$ 81.31	$ 70.60	$ 69.50	$ 71.52
Total Return A,B	(46.68)%	19.40%	18.51%	.51%	39.38%
Ratios to Average Net Assets D,H
Expenses before reductions	.91%	.93%	1.06%	1.04%	1.08%
Expenses net of fee waivers, if any	.91%	.93%	1.06%	1.04%	1.08%
Expenses net of all reductions	.90%	.93%	1.06%	.99%	1.04%
Net investment income (loss)	1.05%	1.08%	1.19% F	.78%	.73% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 243,144	$ 320,835	$ 119,675	$ 114,729	$ 237,144
Portfolio turnover rate E	201%	65%	90%	141%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%. G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended February 29, 2004, net investment income per share and the ratio of net investment income to average net assets for the year ended February 28, 2005 have been reduced by $.07 per share and .12%, respectively. The change in estimate has no impact on total net assets or total return of the Fund. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,507,425
Unrealized depreciation	(168,006,958)
Net unrealized appreciation (depreciation)	(151,499,533)
Undistributed ordinary income	586,490
Capital loss carryforward	(34,655,503)

Cost for federal income tax purposes	$ 396,675,276

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 3,883,173	$ 7,777,560
Long-term Capital Gains	-	1,599,652
Total	$ 3,883,173	$ 9,377,212

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $965,450,572 and $764,884,070, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,636 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,293 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $134,589.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,897 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $268 and $1,033, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $11,243, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Select Gold Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Gold	-33.59%	10.96%	14.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Gold Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Select Gold Portfolio: During the past year, the fund's Retail Class shares returned -33.59%, beating the -36.56% return of the Standard & Poor's® BMI Global Gold Index and the S&P 500. Versus the industry index, my decision to hold some gold bullion was a key positive factor, as the price of bullion held up much better than gold mining stocks. Among our equity holdings, fund performance was aided by Randgold Resources, a U.K.-based gold mining company with most of its assets in West Africa that benefited from the prospect of robust production growth, a strong management team and promising exploration opportunities. Other contributors included Royal Gold; CONSOL Energy, a producer of thermal coal; and BHP Billiton, which is based in Australia but listed in the United Kingdom and is the world's largest diversified mining company. Although I later repurchased both stocks, I sold CONSOL and BHP Billiton during the summer of 2008 to take profits. Underweighting Barrick Gold further added value, although Barrick was the fund's second-largest holding at period end, at nearly 9% of net assets. A small cash position bolstered our results as well. Conversely, performance was hindered by our positioning in precious metals and minerals, an out-of-benchmark category, and in steel, where unfavorable stock selection outweighed the positive effects of an overweighted exposure to that outperforming group. In absolute terms, a stronger U.S. dollar undermined the returns of the fund's foreign holdings. Individual detractors included two platinum mining companies that were outside the S&P® industry index: Aquarius Platinum and Impala Platinum, both with operations in South Africa. The global recession slowed automobile and truck sales as well as dampened jewelry demand. Together, those markets typically account for more than 70% of platinum's sales. Lihir Gold, headquartered in Papua New Guinea, also detracted, as did not owning index component Gold Eagle, based in Canada, whose stock jumped in response to a buyout offer for the company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Select Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.17%
Actual		$ 1,000.00	$ 903.60	$ 5.52
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.44%
Actual		$ 1,000.00	$ 902.20	$ 6.79
Hypothetical A		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.92%
Actual		$ 1,000.00	$ 900.10	$ 9.05
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.92%
Actual		$ 1,000.00	$ 900.10	$ 9.05
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Gold	.92%
Actual		$ 1,000.00	$ 904.70	$ 4.34
Hypothetical A		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.91%
Actual		$ 1,000.00	$ 904.90	$ 4.30
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Select Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Newmont Mining Corp.	9.8	10.0
Barrick Gold Corp.	8.7	9.8
Goldcorp, Inc.	7.8	9.6
Agnico-Eagle Mines Ltd.	6.2	6.3
Newcrest Mining Ltd.	6.0	7.4
Randgold Resources Ltd. sponsored ADR	4.3	4.4
Kinross Gold Corp.	4.3	4.9
Yamana Gold, Inc.	4.2	4.6
AngloGold Ashanti Ltd. sponsored ADR	3.8	3.1
Lihir Gold Ltd.	3.7	4.1
	58.8
Top Industries (% of fund's net assets)
As of February 28, 2009
Gold	84.7%
Precious Metals & Minerals	3.3%
Diversified Metals & Mining	1.5%
Coal & Consumable Fuels	1.2%
Steel	0.9%
All Others*	8.4%

As of August 31, 2008
Gold	88.6%
Precious Metals & Minerals	5.5%
Diversified Metals & Mining	3.6%
Steel	1.5%
Coal & Consumable Fuels	0.6%
All Others*	0.2%

* Includes short-term investments and net other assets.

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Select Gold Portfolio

Consolidated Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 83.7%
	Shares	Value
Australia - 6.9%
METALS & MINING - 6.9%
Gold - 6.9%
Andean Resources Ltd. (a)	2,884,651	$ 2,735,233
Avoca Resources Ltd. (a)	85,000	93,413
Centamin Egypt Ltd. (a)	2,327,000	1,706,192
Newcrest Mining Ltd.	6,030,913	118,588,143
Sino Gold Mining Ltd. (a)(d)	3,573,231	11,862,926
Troy Resources NL (a)(e)	2,300,000	1,880,281
		136,866,188
Bermuda - 0.4%
METALS & MINING - 0.4%
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom)	3,398,027	8,200,450
Brazil - 0.1%
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	130,000	1,449,500
Canada - 42.1%
METALS & MINING - 42.1%
Diversified Metals & Mining - 0.1%
Kimber Resources, Inc. (a)	16,100	8,100
Kimber Resources, Inc. (a)(e)	3,888,000	1,955,996
Kimber Resources, Inc. warrants 3/11/10 (a)(e)	1,944,000	15
		1,964,111
Gold - 40.7%
Agnico-Eagle Mines Ltd.	2,444,000	122,857,996
Alamos Gold, Inc. (a)	2,238,800	14,958,771
Aquiline Resources, Inc. (a)	875,500	1,892,564
Aquiline Resources, Inc. (a)(e)	1,024,600	2,214,872
Aurizon Mines Ltd. (a)	1,056,700	4,086,754
Barrick Gold Corp.	5,660,519	171,085,922
Detour Gold Corp. (e)	615,000	5,138,899
Eldorado Gold Corp. (a)	5,817,300	49,066,249
European Goldfields Ltd. (a)	603,600	1,451,885
Franco-Nevada Corp.	1,022,300	21,697,206
Goldcorp, Inc. (d)	5,286,200	153,580,908
Golden Star Resources Ltd. (a)(d)	3,875,769	5,849,528
Great Basin Gold Ltd. (a)(d)	3,407,900	4,687,989
Guyana Goldfields, Inc. (a)	783,000	1,778,776
IAMGOLD Corp.	3,652,200	29,570,145
Jaguar Mining, Inc. (a)(f)	690,500	3,897,174

	Shares	Value
Kinross Gold Corp.	5,279,600	$ 83,500,807
New Gold, Inc. (a)	1,075,700	2,054,751
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	69,060
Northgate Minerals Corp. (a)	1,307,800	1,572,876
Osisko Mining Corp. (a)(d)	522,000	1,912,133
Osisko Mining Corp. (a)(e)	2,000,000	7,326,179
Osisko Mining Corp. warrants 11/17/09 (a)(e)	1,000,000	432,340
Red Back Mining, Inc. (a)	2,470,800	15,246,457
Red Back Mining, Inc. (a)(e)	1,059,500	6,537,810
San Gold Corp. (a)	367,400	447,644
Seabridge Gold, Inc. (a)(d)	132,700	2,246,611
SEMAFO, Inc. (a)	440,000	612,192
Western Goldfields, Inc. (a)	1,161,200	2,090,279
Yamana Gold, Inc.	9,385,100	82,036,169
		799,900,946
Precious Metals & Minerals - 1.3%
Etruscan Resources, Inc. (a)	1,216,800	449,551
Etruscan Resources, Inc. (a)(e)	1,549,400	572,431
Etruscan Resources, Inc. warrants 11/2/10 (a)(e)	774,700	30,448
Gammon Gold, Inc. (a)	250,000	1,965,177
Minefinders Corp. Ltd. (a)	1,100,000	6,632,080
Pan American Silver Corp. (a)	500,000	7,200,000
Silver Standard Resources, Inc. (a)	631,300	9,526,320
		26,376,007
TOTAL METALS & MINING		828,241,064
China - 1.1%
METALS & MINING - 1.1%
Gold - 1.1%
Zijin Mining Group Co. Ltd. (H Shares)	41,238,000	21,668,390
Luxembourg - 0.3%
METALS & MINING - 0.3%
Steel - 0.3%
ArcelorMittal SA (NY Shares) Class A (d)	282,900	5,468,457
Papua New Guinea - 3.7%
METALS & MINING - 3.7%
Gold - 3.7%
Lihir Gold Ltd. (a)	35,560,881	73,689,317
Peru - 0.8%
METALS & MINING - 0.8%
Precious Metals & Minerals - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	780,000	15,022,800
South Africa - 10.3%
METALS & MINING - 10.3%
Gold - 9.5%
AngloGold Ashanti Ltd. sponsored ADR	2,517,534	75,098,039
Gold Fields Ltd. sponsored ADR	5,940,459	60,473,873
Common Stocks - continued
	Shares	Value
South Africa - continued
METALS & MINING - CONTINUED
Gold - continued
Harmony Gold Mining Co. Ltd. (a)	1,549,000	$ 18,689,535
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	2,658,200	31,845,236
		186,106,683
Precious Metals & Minerals - 0.8%
Impala Platinum Holdings Ltd.	1,338,212	15,704,954
Northam Platinum Ltd.	75,000	162,024
		15,866,978
TOTAL METALS & MINING		201,973,661
United Kingdom - 4.6%
METALS & MINING - 4.6%
Diversified Metals & Mining - 0.3%
BHP Billiton PLC	375,400	5,849,952
Gold - 4.3%
Randgold Resources Ltd. sponsored ADR (d)	1,877,574	85,392,066
TOTAL METALS & MINING		91,242,018
United States of America - 13.4%
METALS & MINING - 12.2%
Diversified Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc. Class B	668,200	20,326,644
Gold - 10.6%
Allied Nevada Gold Corp. (a)	40,000	160,000
Newmont Mining Corp.	4,649,750	193,569,091
Royal Gold, Inc. (d)	367,535	14,870,466
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	68,709
		208,668,266
Steel - 0.6%
Cliffs Natural Resources, Inc.	360,000	5,554,800
Commercial Metals Co.	549,263	5,607,975
		11,162,775
TOTAL METALS & MINING		240,157,685
OIL, GAS & CONSUMABLE FUELS - 1.2%
Coal & Consumable Fuels - 1.2%
CONSOL Energy, Inc.	210,000	5,722,500
Foundation Coal Holdings, Inc.	405,400	6,518,832

	Shares	Value
Massey Energy Co.	485,929	$ 5,612,480
Walter Industries, Inc.	324,460	5,895,438
		23,749,250
TOTAL UNITED STATES OF AMERICA		263,906,935
TOTAL COMMON STOCKS (Cost $1,674,185,608)		1,647,728,780
Commodities - 7.9%
Troy Ounces
Gold Bullion (a) (Cost $143,878,400)	164,500	154,922,810
Money Market Funds - 13.0%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	177,341,280	177,341,280
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	79,402,696	79,402,696
TOTAL MONEY MARKET FUNDS (Cost $256,743,976)		256,743,976
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $2,074,807,984)		2,059,395,566
NET OTHER ASSETS - (4.6)%		(91,331,806)
NET ASSETS - 100%		$ 1,968,063,760
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,158,331 or 1.3% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $68,709 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 725,396
Fidelity Securities Lending Cash Central Fund	586,066
Total	$ 1,311,462
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Coral Gold Resources Ltd.	$ 2,869,001	$ -	$ 368,605	$ -	$ -
US Gold Canadian Acquisition Corp.	8,770,114	-	2,471,386	-	-
Total	$ 11,639,115	$ -	$ 2,839,991	$ -	$ -
Consolidated Subsidiary
Fidelity Select
Gold Cayman Ltd.	$ 82,233,978	$ 134,604,641	$ 65,550,322	$ -	$ 154,880,326
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments	$ 2,059,395,566	$ 1,796,374,965	$ 262,990,153	$ 30,448
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments
Beginning Balance	$ 0
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(363,180)
Cost of Purchases	0
Proceeds of Sales	0
Amortization/Accretion	0
Transfer in/out of Level 3	393,628
Ending Balance	$ 30,448

The information used in the above reconciliation represents fiscal year to date activity for any Investments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $88,413,227 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $39,003,106 of losses recognized during the period of November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the consolidated financial statements.

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Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2009
Assets
Investments, at value (including securities loaned of $76,557,301) - See accompanying schedule: Unaffiliated issuers (cost $1,674,185,608)	$ 1,647,728,780
Fidelity Central Funds (cost $256,743,976)	256,743,976
Commodities (cost $143,878,400)	154,922,810
Total Investments (cost $2,074,807,984)		$ 2,059,395,566
Receivable for investments sold		24,634,669
Receivable for fund shares sold		11,263,800
Dividends receivable		655,053
Distributions receivable from Fidelity Central Funds		112,548
Prepaid expenses		12,260
Receivable from investment adviser for expense reductions		38,508
Other receivables		17,852
Total assets		2,096,130,256

Liabilities
Payable to custodian bank	$ 470
Payable for investments purchased Regular delivery	40,831,884
Delayed delivery	1,583,933
Payable for fund shares redeemed	4,728,435
Accrued management fee	934,504
Distribution fees payable	32,445
Other affiliated payables	472,364
Other payables and accrued expenses	79,765
Collateral on securities loaned, at value	79,402,696
Total liabilities		128,066,496

Net Assets		$ 1,968,063,760
Net Assets consist of:
Paid in capital		$ 2,187,286,957
Accumulated net investment loss		(714)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(203,845,681)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(15,376,802)
Net Assets		$ 1,968,063,760

Consolidated Statement of Assets and Liabilities

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,143,969 ÷ 1,285,413 shares)	$ 30.45

Maximum offering price per share (100/94.25 of $30.45)	$ 32.31
Class T: Net Asset Value and redemption price per share ($15,284,443 ÷ 503,407 shares)	$ 30.36

Maximum offering price per share (100/96.50 of $30.36)	$ 31.46
Class B: Net Asset Value and offering price per share ($8,420,760 ÷ 279,931 shares)A	$ 30.08

Class C: Net Asset Value and offering price per share ($17,544,271 ÷ 584,786 shares)A	$ 30.00

Gold: Net Asset Value, offering price and redemption price per share ($1,881,600,429 ÷ 61,343,477 shares)	$ 30.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,069,888 ÷ 198,045 shares)	$ 30.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

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Select Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 12,225,702
Income from Fidelity Central Funds		1,311,462
Total income		13,537,164

Expenses
Management fee	$ 10,708,758
Transfer agent fees	4,347,722
Distribution fees	300,335
Accounting and security lending fees	831,959
Custodian fees and expenses	272,770
Independent trustees' compensation	8,217
Registration fees	219,928
Audit	60,587
Legal	28,096
Interest	26,560
Miscellaneous	75,992
Total expenses before reductions	16,880,924
Expense reductions	(653,397)	16,227,527
Net investment income (loss)		(2,690,363)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(161,956,379)
Other affiliated issuers	(12,002,969)
Commodities	(6,078,300)
Foreign currency transactions	119,862
Total net realized gain (loss)		(179,917,786)
Change in net unrealized appreciation (depreciation) on: Investments	(711,214,605)
Assets and liabilities in foreign currencies	72,318
Total change in net unrealized appreciation (depreciation)		(711,142,287)
Net gain (loss)		(891,060,073)
Net increase (decrease) in net assets resulting from operations		$ (893,750,436)

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,690,363)	$ (863,055)
Net realized gain (loss)	(179,917,786)	189,513,263
Change in net unrealized appreciation (depreciation)	(711,142,287)	426,680,411
Net increase (decrease) in net assets resulting from operations	(893,750,436)	615,330,619
Distributions to shareholders from net investment income	-	(7,077,865)
Distributions to shareholders from net realized gain	(9,542,341)	(201,157,130)
Total distributions	(9,542,341)	(208,234,995)
Share transactions - net increase (decrease)	430,558,697	554,230,717
Redemption fees	852,427	544,215
Total increase (decrease) in net assets	(471,881,653)	961,870,556

Net Assets
Beginning of period	2,439,945,413	1,478,074,857
End of period (including accumulated net investment loss of $714 and accumulated net investment loss of $3,177, respectively)	$ 1,968,063,760	$ 2,439,945,413

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	(15.44)	15.00	(.07)
Total from investment operations	(15.59)	14.85	(.08)
Distributions from net investment income	-	(.19)	-
Distributions from net realized gain	(.17)	(5.01)	-
Total distributions	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.45	$ 46.19	$ 36.53
Total Return B,C,D	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.15%	1.13%	1.10% A
Net investment income (loss)	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	(15.42)	15.05	(.09)
Total from investment operations	(15.66)	14.80	(.12)
Distributions from net investment income	-	(.16)	-
Distributions from net realized gain	(.17)	(4.97)	-
Total distributions	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.36	$ 46.17	$ 36.49
Total Return B,C,D	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.41%	1.39%	1.43% A
Net investment income (loss)	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	(15.34)	14.95	(.08)
Total from investment operations	(15.74)	14.50	(.15)
Distributions from net investment income	-	(.16)	-
Distributions from net realized gain	(.17)	(4.84)	-
Total distributions	(.17)	(5.00)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.08	$ 45.97	$ 36.46
Total Return B,C,D	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	(15.30)	14.91	(.10)
Total from investment operations	(15.69)	14.46	(.17)
Distributions from net investment income	-	(.17)	-
Distributions from net realized gain	(.17)	(4.89)	-
Total distributions	(.17)	(5.06)	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 30.00	$ 45.85	$ 36.44
Total Return B,C,D	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 46.37	$ 36.54	$ 35.91	$ 27.46	$ 27.21
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	.22 F	.04	.02 G
Net realized and unrealized gain (loss)	(15.51)	15.05	5.49	12.21	.18
Total from investment operations	(15.55)	15.03	5.71	12.25	.20
Distributions from net investment income	-	(.18)	(.02)	(.02)	-
Distributions from net realized gain	(.17)	(5.03)	(5.10)	(3.84)	-
Total distributions	(.17)	(5.21)	(5.12)	(3.86)	-
Redemption fees added to paid in capital C	.02	.01	.04	.06	.05
Net asset value, end of period	$ 30.67	$ 46.37	$ 36.54	$ 35.91	$ 27.46
Total Return A,B	(33.59)%	45.10%	16.19%	48.84%	.92%
Ratios to Average Net Assets D,H
Expenses before reductions	.89%	.85%	.90%	.97%	1.00%
Expenses net of fee waivers, if any	.87%	.85%	.90%	.97%	1.00%
Expenses net of all reductions	.86%	.81%	.87%	.82%	.89%
Net investment income (loss)	(.13)%	(.05)%	.62% F	.13%	.07% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,881,600	$ 2,381,114	$ 1,473,400	$ 1,325,665	$ 705,216
Portfolio turnover rate E	42%	55%	85%	108%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	(15.49)	15.03	(.08)
Total from investment operations	(15.54)	15.02	(.07)
Distributions from net investment income	-	(.19)	-
Distributions from net realized gain	(.17)	(5.04)	-
Total distributions	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.02	.01	.01
Net asset value, end of period	$ 30.65	$ 46.34	$ 36.54
Total Return B,C	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.89%	.83%	.94% A
Expenses net of all reductions	.86%	.79%	.91% A
Net investment income (loss)	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2009

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary

The Fund may invest in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Fund. As of February 28, 2009, the Fund held $154,880,326 in the Subsidiary, representing 7.9% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to

Annual Report

4. Significant Accounting Policies - continued

Security Valuation - continued

readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 243,686,134
Unrealized depreciation	(335,492,281)
Net unrealized appreciation (depreciation)	(91,806,147)
Capital loss carryforward	(88,413,227)

Cost for federal income tax purposes	$ 2,151,201,713

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ -	$ 81,662,441
Long-term Capital Gains	9,542,341	126,572,554
Total	$ 9,542,341	$ 208,234,995

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Consolidated Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of investments, other than short-term securities, aggregated $1,187,755,611 and $775,866,491, respectively.

Annual Report

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $330,880.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 68,735	$ 5,104
Class T	.25%	.25%	55,857	54
Class B	.75%	.25%	63,776	47,880
Class C	.75%	.25%	111,967	52,378
			$ 300,335	$ 105,416
Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 89,649
Class T	13,056
Class B*	21,234
Class C*	11,304
$ 135,243

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,682.30
Class T	35,034.31
Class B	19,275.30
Class C	33,673.30
Gold	4,168,247.23
Institutional Class	8,811.25
	$ 4,347,722

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,396 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,576,756	2.17%	$ 26,101

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,220 and is reflected in Miscellaneous Expense on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $586,066.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,138,000. The weighted average interest rate was 2.31%. The interest expense amounted to $459 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

11. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $313,930 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 8,587

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ -	$ 13,831
Class T	-	6,353
Class B	-	4,260
Class C	-	3,734
Gold	-	7,042,946
Institutional Class	-	6,741
Total	$ -	$ 7,077,865
From net realized gain
Class A	$ 120,234	$ 955,695
Class T	52,921	425,795
Class B	30,037	289,226
Class C	48,372	343,986
Gold	9,277,078	198,940,407
Institutional Class	13,699	202,021
Total	$ 9,542,341	$ 201,157,130

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	1,309,698	567,655	$ 44,660,266	$ 23,751,338
Reinvestment of distributions	2,750	25,125	115,078	945,727
Shares redeemed	(603,399)	(67,262)	(19,759,071)	(2,616,226)
Net increase (decrease)	709,049	525,518	$ 25,016,273	$ 22,080,839
Class T
Shares sold	490,596	245,988	$ 16,725,703	$ 10,279,473
Reinvestment of distributions	1,250	11,403	52,336	428,815
Shares redeemed	(233,926)	(41,858)	(7,642,955)	(1,666,054)
Net increase (decrease)	257,920	215,533	$ 9,135,084	$ 9,042,234
Class B
Shares sold	268,687	138,954	$ 9,041,240	$ 5,690,539
Reinvestment of distributions	619	7,385	25,767	276,855
Shares redeemed	(138,798)	(21,658)	(4,716,395)	(874,114)
Net increase (decrease)	130,508	124,681	$ 4,350,612	$ 5,093,280
Class C
Shares sold	585,858	253,353	$ 18,965,561	$ 10,551,196
Reinvestment of distributions	1,077	8,652	44,699	324,140
Shares redeemed	(238,490)	(37,666)	(7,504,831)	(1,511,191)
Net increase (decrease)	348,445	224,339	$ 11,505,429	$ 9,364,145
Gold
Shares sold	46,487,078	30,095,254	$ 1,611,564,135	$ 1,246,042,833
Reinvestment of distributions	212,477	5,273,633	8,930,407	197,489,804
Shares redeemed	(36,708,151)	(24,338,085)	(1,244,304,895)	(937,121,869)
Net increase (decrease)	9,991,404	11,030,802	$ 376,189,647	$ 506,410,768
Institutional Class
Shares sold	256,180	128,523	$ 8,523,938	$ 5,080,204
Reinvestment of distributions	259	4,588	10,894	171,536
Shares redeemed	(126,881)	(75,163)	(4,173,180)	(3,012,289)
Net increase (decrease)	129,558	57,948	$ 4,361,652	$ 2,239,451

Annual Report

Notes to Consolidated Financial Statements - continued

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,304, which is recorded in the accompanying Consolidated Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Select Materials Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Materials A	-51.15%	-1.02%	5.75%

A Prior to October 1, 2006, Materials operated under certain different investment policies. The historical performance for this fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Materials Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Tobias Welo, Portfolio Manager of Select Materials Portfolio: For the one-year period ending February 28, 2009, the fund returned -51.15%, outperforming the -53.96% return for the MSCI® US Investable Market Materials Index, but trailing the broad market S&P 500. Versus the MSCI index, strong industry selection drove performance for the period, including an overweighting in gold and sizable underweightings in some lagging industries, including aluminum, paper products and diversified chemicals. In addition, stock selection within the latter segment aided results. A modest cash allocation also was a positive in a down market. Conversely, stock selection among steel issues hurt, as did certain stock picks and an overweighting in commodity chemicals and weak results from our specialty chemicals holdings. Among individual stocks, underweightings in aluminum maker Alcoa, International Paper and diversified chemicals maker Dow Chemical helped. Here, I'd sought to underweight firms with high debt levels that were exposed to certain hard-hit end markets. Commodity chemicals firm Celanese and an underweighting in steel company Nucor detracted. Celanese struggled amid a dramatic drop in global demand, while Nucor was helped by its relatively strong financial position versus competitors. Some of the stocks I've mentioned in this update were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.21%
Actual		$ 1,000.00	$ 498.90	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.47%
Actual		$ 1,000.00	$ 498.20	$ 5.46
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.96%
Actual		$ 1,000.00	$ 497.00	$ 7.28
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.96%
Actual		$ 1,000.00	$ 497.00	$ 7.28
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Materials	.95%
Actual		$ 1,000.00	$ 499.60	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76
Institutional Class	.95%
Actual		$ 1,000.00	$ 499.70	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Select Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	15.5	11.9
Newmont Mining Corp.	6.7	3.8
E.I. du Pont de Nemours & Co.	6.4	8.3
Freeport-McMoRan Copper & Gold, Inc. Class B	5.0	7.0
Praxair, Inc.	4.4	2.1
FMC Corp.	2.9	3.0
Airgas, Inc.	2.8	1.9
Weyerhaeuser Co.	2.7	1.5
Terra Industries, Inc.	2.5	1.0
Rohm & Haas Co.	2.4	0.0
	51.3
Top Industries (% of fund's net assets)
As of February 28, 2009
Chemicals	56.4%
Metals & Mining	21.4%
Containers & Packaging	10.2%
Paper & Forest Products	2.7%
Construction Materials	2.4%
All Others*	6.9%

As of August 31, 2008
Chemicals	51.3%
Metals & Mining	30.9%
Containers & Packaging	11.3%
Marine	1.6%
Paper & Forest Products	1.5%
All Others*	3.4%

* Includes short-term investments and net other assets.

Annual Report

Select Materials Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
BUILDING PRODUCTS - 0.9%
Building Products - 0.9%
Masco Corp.	218,700	$ 1,126,305
USG Corp. (a)	32,400	186,948
		1,313,253
CHEMICALS - 55.9%
Commodity Chemicals - 2.1%
Celanese Corp. Class A	369,678	3,157,050
Diversified Chemicals - 10.7%
E.I. du Pont de Nemours & Co.	517,200	9,702,672
FMC Corp.	110,199	4,455,346
Solutia, Inc. (a)	555,100	2,081,625
		16,239,643
Fertilizers & Agricultural Chemicals - 20.9%
CF Industries Holdings, Inc.	37,200	2,393,076
Monsanto Co.	309,244	23,586,039
Terra Industries, Inc.	147,200	3,796,288
The Mosaic Co.	49,500	2,130,975
		31,906,378
Industrial Gases - 8.7%
Air Products & Chemicals, Inc.	49,000	2,266,250
Airgas, Inc.	137,100	4,221,309
Praxair, Inc.	119,000	6,753,250
		13,240,809
Specialty Chemicals - 13.5%
Albemarle Corp.	181,985	3,521,410
Ecolab, Inc.	98,500	3,130,330
Lubrizol Corp.	94,800	2,606,052
Nalco Holding Co.	198,618	2,258,287
OMNOVA Solutions, Inc. (a)	124,091	105,477
Rockwood Holdings, Inc. (a)	190,700	1,123,223
Rohm & Haas Co.	70,700	3,681,349
Valspar Corp.	88,100	1,471,270
W.R. Grace & Co. (a)	466,700	2,613,520
		20,510,918
TOTAL CHEMICALS		85,054,798
CONSTRUCTION MATERIALS - 2.4%
Construction Materials - 2.4%
Martin Marietta Materials, Inc. (d)	46,800	3,583,008
CONTAINERS & PACKAGING - 10.2%
Metal & Glass Containers - 6.4%
Ball Corp.	71,865	2,895,441
Crown Holdings, Inc. (a)	148,971	3,140,309
Myers Industries, Inc.	16,419	64,855
Owens-Illinois, Inc. (a)	141,200	2,177,304
Pactiv Corp. (a)	87,500	1,385,125
		9,663,034

	Shares	Value
Paper Packaging - 3.8%
Packaging Corp. of America	117,100	$ 1,240,089
Rock-Tenn Co. Class A	88,728	2,449,780
Sealed Air Corp.	84,200	939,672
Temple-Inland, Inc. (d)	241,600	1,147,600
		5,777,141
TOTAL CONTAINERS & PACKAGING		15,440,175
HOUSEHOLD DURABLES - 0.4%
Homebuilding - 0.4%
Centex Corp.	93,300	579,393
MACHINERY - 0.5%
Construction & Farm Machinery & Heavy Trucks - 0.5%
Deere & Co.	27,700	761,473
MARINE - 0.4%
Marine - 0.4%
Ultrapetrol (Bahamas) Ltd. (a)	279,390	575,543
METALS & MINING - 20.4%
Diversified Metals & Mining - 5.8%
BHP Billiton PLC	78,600	1,224,843
Freeport-McMoRan Copper & Gold, Inc. Class B	247,728	7,535,886
		8,760,729
Gold - 9.0%
Agnico-Eagle Mines Ltd.	8,500	427,288
Newmont Mining Corp.	243,900	10,153,557
Randgold Resources Ltd. sponsored ADR	34,700	1,578,156
Yamana Gold, Inc.	184,300	1,610,986
		13,769,987
Precious Metals & Minerals - 0.3%
Impala Platinum Holdings Ltd.	34,460	404,415
Steel - 5.3%
ArcelorMittal SA (NY Shares) Class A (d)	67,900	1,312,507
Cliffs Natural Resources, Inc.	89,300	1,377,899
Commercial Metals Co.	164,000	1,674,440
Reliance Steel & Aluminum Co.	73,000	1,736,670
Steel Dynamics, Inc.	242,000	2,020,700
		8,122,216
TOTAL METALS & MINING		31,057,347
OIL, GAS & CONSUMABLE FUELS - 1.2%
Coal & Consumable Fuels - 1.2%
CONSOL Energy, Inc.	24,400	664,900
Foundation Coal Holdings, Inc.	25,200	405,216
Massey Energy Co.	69,400	801,570
		1,871,686
PAPER & FOREST PRODUCTS - 2.7%
Forest Products - 2.7%
Weyerhaeuser Co.	171,800	4,150,688
Common Stocks - continued
	Shares	Value
TRANSPORTATION INFRASTRUCTURE - 1.0%
Marine Ports & Services - 1.0%
Aegean Marine Petroleum Network, Inc.	96,500	$ 1,582,600
TOTAL COMMON STOCKS (Cost $211,717,445)		145,969,964
Convertible Preferred Stocks - 1.0%

METALS & MINING - 1.0%
Diversified Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc. 6.75% (Cost $1,567,502)	29,000	1,568,523
Floating Rate Loans - 0.5%
	Principal Amount
MATERIALS - 0.5%
Chemicals - 0.5%
Celanese Holding LLC term loan 2.935% 4/2/14 (e)	$ 987,487	809,740
TOTAL FLOATING RATE LOANS (Cost $760,558)		809,740
Money Market Funds - 4.8%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	2,803,758	$ 2,803,758
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	4,425,750	4,425,750
TOTAL MONEY MARKET FUNDS (Cost $7,229,508)		7,229,508
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $221,275,013)		155,577,735
NET OTHER ASSETS - (2.3)%		(3,457,685)
NET ASSETS - 100%		$ 152,120,050
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 207,459
Fidelity Securities Lending Cash Central Fund	92,601
Total	$ 300,060
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 155,577,735	$ 151,974,629	$ 3,603,106	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $47,480,166 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $26,181,120 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $4,349,948) - See accompanying schedule: Unaffiliated issuers (cost $214,045,505)	$ 148,348,227
Fidelity Central Funds (cost $7,229,508)	7,229,508
Total Investments (cost $221,275,013)		$ 155,577,735
Cash		867,252
Receivable for investments sold		5,532,571
Receivable for fund shares sold		230,578
Dividends receivable		424,015
Interest receivable		4,589
Distributions receivable from Fidelity Central Funds		7,214
Prepaid expenses		1,949
Other receivables		207
Total assets		162,646,110

Liabilities
Payable for investments purchased	$ 5,249,567
Payable for fund shares redeemed	678,545
Accrued management fee	77,730
Distribution fees payable	11,826
Other affiliated payables	47,607
Other payables and accrued expenses	35,035
Collateral on securities loaned, at value	4,425,750
Total liabilities		10,526,060

Net Assets		$ 152,120,050
Net Assets consist of:
Paid in capital		$ 295,565,722
Undistributed net investment income		350,358
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,098,168)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(65,697,862)
Net Assets		$ 152,120,050

Statement of Assets and Liabilities - continued

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,795,906 ÷ 390,447 shares)	$ 27.65

Maximum offering price per share (100/94.25 of $27.65)	$ 29.34
Class T: Net Asset Value and redemption price per share ($4,944,249 ÷ 179,400 shares)	$ 27.56

Maximum offering price per share (100/96.50 of $27.56)	$ 28.56
Class B: Net Asset Value and offering price per share ($2,600,836 ÷ 95,091 shares)A	$ 27.35

Class C: Net Asset Value and offering price per share ($5,509,449 ÷ 201,721 shares)A	$ 27.31

Materials: Net Asset Value, offering price and redemption price per share ($127,550,827 ÷ 4,611,841 shares)	$ 27.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($718,783 ÷ 25,990 shares)	$ 27.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 5,062,903
Interest		32,366
Income from Fidelity Central Funds		300,060
Total income		5,395,329

Expenses
Management fee	$ 1,788,061
Transfer agent fees	817,591
Distribution fees	219,469
Accounting and security lending fees	128,438
Custodian fees and expenses	27,331
Independent trustees' compensation	1,640
Registration fees	101,330
Audit	40,676
Legal	1,823
Miscellaneous	22,628
Total expenses before reductions	3,148,987
Expense reductions	(13,467)	3,135,520
Net investment income (loss)		2,259,809
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(75,587,496)
Foreign currency transactions	(80,051)
Total net realized gain (loss)		(75,667,547)
Change in net unrealized appreciation (depreciation) on: Investment securities	(119,409,523)
Assets and liabilities in foreign currencies	(289)
Total change in net unrealized appreciation (depreciation)		(119,409,812)
Net gain (loss)		(195,077,359)
Net increase (decrease) in net assets resulting from operations		$ (192,817,550)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,259,809	$ 3,953,939
Net realized gain (loss)	(75,667,547)	16,077,802
Change in net unrealized appreciation (depreciation)	(119,409,812)	23,232,714
Net increase (decrease) in net assets resulting from operations	(192,817,550)	43,264,455
Distributions to shareholders from net investment income	(976,789)	(2,382,687)
Distributions to shareholders from net realized gain	-	(14,617,568)
Total distributions	(976,789)	(17,000,255)
Share transactions - net increase (decrease)	(41,426,103)	127,763,307
Redemption fees	46,748	66,997
Total increase (decrease) in net assets	(235,173,694)	154,094,504

Net Assets
Beginning of period	387,293,744	233,199,240
End of period (including undistributed net investment income of $350,358 and undistributed net investment income of $1,848,037, respectively)	$ 152,120,050	$ 387,293,744

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.22	.46	.17
Net realized and unrealized gain (loss)	(29.46)	8.05	3.93
Total from investment operations	(29.24)	8.51	4.10
Distributions from net investment income	(.12)	(.32)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.12)	(2.53) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.65	$ 57.00	$ 51.01
Total Return B,C,D	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.20%	1.21%	1.38% A
Net investment income (loss)	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.532 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.10	.32	.11
Net realized and unrealized gain (loss)	(29.32)	8.00	3.87
Total from investment operations	(29.22)	8.32	3.98
Distributions from net investment income	(.03)	(.21)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.03)	(2.42) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.56	$ 56.80	$ 50.89
Total Return B,C,D	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F,I
Expenses before reductions	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.46%	1.46%	1.62% A
Net investment income (loss)	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.417 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.12)	.04	.06
Net realized and unrealized gain (loss)	(29.13)	7.98	3.84
Total from investment operations	(29.25)	8.02	3.90
Distributions from net investment income	-	(.04)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	-	(2.25) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.35	$ 56.59	$ 50.81
Total Return B,C,D	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	1.95%	1.97%	2.15% A
Expenses net of all reductions	1.95%	1.96%	2.12% A
Net investment income (loss)	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.253 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.13)	.04	.09
Net realized and unrealized gain (loss)	(29.07)	7.97	3.81
Total from investment operations	(29.20)	8.01	3.90
Distributions from net investment income	-	(.12)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	-	(2.33) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.31	$ 56.50	$ 50.81
Total Return B,C,D	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	1.95%	1.96%	2.15% A
Expenses net of all reductions	1.95%	1.96%	2.13% A
Net investment income (loss)	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.334 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 57.01	$ 50.92	$ 46.35	$ 40.78	$ 35.99
Income from Investment Operations
Net investment income (loss) C	.38	.64	.42	.32	.15
Net realized and unrealized gain (loss)	(29.54)	8.01	9.36	6.40	5.47
Total from investment operations	(29.16)	8.65	9.78	6.72	5.62
Distributions from net investment income	(.20)	(.36)	(.48)	(.25)	(.12)
Distributions from net realized gain	-	(2.21)	(4.79)	(.93)	(.74)
Total distributions	(.20)	(2.57) H	(5.27)	(1.18)	(.86)
Redemption fees added to paid in capital C	.01	.01	.06	.03	.03
Net asset value, end of period	$ 27.66	$ 57.01	$ 50.92	$ 46.35	$ 40.78
Total Return A,B	(51.15)%	17.10%	22.29%	17.01%	16.09%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.91%	1.01%	1.05%	1.06%
Expenses net of fee waivers, if any	.90%	.90%	.98%	1.05%	1.06%
Expenses net of all reductions	.90%	.89%	.96%	1.01%	1.02%
Net investment income (loss)	.78%	1.14%	.87%	.78%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,551	$ 353,185	$ 230,147	$ 169,523	$ 144,442
Portfolio turnover rate E	117%	77%	185%	124%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Total distributions of $2.573 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.38	.64	.08
Net realized and unrealized gain (loss)	(29.53)	8.00	3.92
Total from investment operations	(29.15)	8.64	4.00
Distributions from net investment income	(.20)	(.36)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.20)	(2.56) J	-
Redemption fees added to paid in capital D	.01	.01	.01
Net asset value, end of period	$ 27.66	$ 57.00	$ 50.91
Total Return B,C	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E,H
Expenses before reductions	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.90%	.89%	1.06% A
Expenses net of all reductions	.90%	.89%	1.04% A
Net investment income (loss)	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Total distributions of $2.565 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,131,142
Unrealized depreciation	(84,258,446)
Net unrealized appreciation (depreciation)	(70,127,304)
Undistributed ordinary income	342,912
Capital loss carryforward	(47,480,166)

Cost for federal income tax purposes	$ 225,705,039

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 976,789	$ 7,456,139
Long-term Capital Gains	-	9,544,116
Total	$ 976,789	$ 17,000,255

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $364,235,925 and $398,230,325, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,870	$ 4,531
Class T	.25%	.25%	38,434	176
Class B	.75%	.25%	44,212	33,209
Class C	.75%	.25%	95,953	46,754
			$ 219,469	$ 84,670

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44,174
Class T	9,605
Class B*	8,840
Class C*	4,799
$ 67,418

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 49,515.30
Class T	23,883.31
Class B	13,428.30
Class C	29,201.30
Materials	697,613.25
Institutional Class	3,951.25
	$ 817,591

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,685 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $931 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $92,601.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $13,058 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 409

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ 43,307	$ 49,508
Class T	5,182	17,252
Class B	-	2,017
Class C	-	11,702
Materials	923,202	2,291,825
Institutional Class	5,098	10,383
Total	$ 976,789	$ 2,382,687
From net realized gain
Class A	$ -	$ 297,274
Class T	-	171,986
Class B	-	120,699
Class C	-	203,194
Materials	-	13,774,394
Institutional Class	-	50,021
Total	$ -	$ 14,617,568

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	400,579	264,311	$ 21,052,656	$ 14,817,528
Reinvestment of distributions	1,376	5,853	40,415	336,777
Shares redeemed	(231,192)	(70,440)	(9,966,206)	(3,880,036)
Net increase (decrease)	170,763	199,724	$ 11,126,865	$ 11,274,269
Class T
Shares sold	127,856	146,420	$ 6,586,988	$ 8,122,926
Reinvestment of distributions	169	2,954	4,976	169,021
Shares redeemed	(69,236)	(42,653)	(3,081,211)	(2,369,950)
Net increase (decrease)	58,789	106,721	$ 3,510,753	$ 5,921,997
Class B
Shares sold	70,236	83,153	$ 3,670,456	$ 4,611,263
Reinvestment of distributions	-	2,052	-	116,729
Shares redeemed	(48,886)	(24,486)	(2,112,869)	(1,341,792)
Net increase (decrease)	21,350	60,719	$ 1,557,587	$ 3,386,200

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class C
Shares sold	186,111	171,703	$ 9,519,248	$ 9,620,121
Reinvestment of distributions	(8)	3,133	(480)	178,976
Shares redeemed	(139,135)	(30,841)	(5,956,182)	(1,682,683)
Net increase (decrease)	46,968	143,995	$ 3,562,586	$ 8,116,414
Materials
Shares sold	3,524,569	7,472,335	$ 186,250,882	$ 416,206,078
Reinvestment of distributions	29,537	270,946	866,336	15,331,841
Shares redeemed	(5,137,192)	(6,067,742)	(248,168,306)	(334,236,130)
Net increase (decrease)	(1,583,086)	1,675,539	$ (61,051,088)	$ 97,301,789
Institutional Class
Shares sold	41,845	88,023	$ 2,204,347	$ 5,168,897
Reinvestment of distributions	156	963	4,588	55,576
Shares redeemed	(47,942)	(59,388)	(2,341,741)	(3,461,835)
Net increase (decrease)	(5,941)	29,598	$ (132,806)	$ 1,762,638

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,935, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

13. Proposed Reorganization

On November 18, 2008, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization between the Fund and Select Paper and Forest Products Portfolio. The agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Select Paper and Forest Products Portfolio in exchange solely for the number of equivalent shares of Materials (the original, retail class of shares of Select Materials Portfolio) having the same aggregate net asset value as the outstanding shares of Select Paper and Forest Products Portfolio, on the day the reorganization is effective.

A meeting of shareholders of Select Paper and Forest Products Portfolio is expected to be held on May 19, 2009 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about June 19, 2009. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Select Paper and Forest Products Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products Portfolio	-53.68%	-14.97%	-2.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Paper and Forest Products Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Paper and Forest Products Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from John Sheehy, Portfolio Manager of Select Paper and Forest Products Portfolio: During the past year, the fund returned -53.68%, edging the -53.96% return of the MSCI® US Investable Market Materials Index but lagging the S&P 500®. Versus the MSCI index, the fund's holdings in specialized REITs (real estate investment trusts) - which are not included in the benchmark - added the most value. A large overweighting in paper packaging also helped. Not owning stocks in diversified chemicals, aluminum, steel, diversified metals and mining, and precious metals and minerals was beneficial as well. A modest cash position further cushioned the fund's loss. Contributors included out-of-index timberland REITs Plum Creek Timber and Potlatch. Paper packaging holdings Rock-Tenn and Sonoco Products also contributed, as did cigarette paper maker Schweitzer-Mauduit International. Not owning poorly performing MSCI index components Dow Chemical and aluminum maker Alcoa contributed as well. Conversely, a large overweighting in paper products detracted. Overweighting forest products hurt as well. Having no holdings in fertilizers and agricultural chemicals or in gold mining further detracted. In absolute terms, the stronger U.S. dollar had a negative impact on the fund's foreign holdings. Individual detractors included several outperforming index components we didn't own: agricultural products company Monsanto, industrial gases provider Praxair and gold mining company Newmont Mining. Overweightings in Canada-based Domtar, a maker of printing and writing papers, and Smurfit-Stone Container, which produces corrugated packaging, further detracted.

Note to shareholders: On November 18, 2008, the Board of Trustees agreed to present a proposal to shareholders to merge Select Paper and Forest Products Portfolio into Select Materials Portfolio. Shareholders of Select Paper and Forest Products Portfolio are expected to meet on May 19, 2009, to vote on the proposal. If approved, the merger is expected to be completed on or about June 19, 2009.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Select Materials Portfolio, please call 1-800-544-3198. The Prospectus/Proxy Statement also is available for free on the Securities and Exchange Commission's Web site (www.sec.gov).

The fund closed to most new accounts at the close of business on March 19, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Paper and Forest Products Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Actual	1.17%	$ 1,000.00	$ 459.20	$ 4.23
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,018.99	$ 5.86

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Paper and Forest Products Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Weyerhaeuser Co.	13.8	9.1
Sealed Air Corp.	9.4	1.3
Temple-Inland, Inc.	7.8	7.6
Plum Creek Timber Co., Inc.	7.2	12.4
Rock-Tenn Co. Class A	5.9	4.9
Packaging Corp. of America	5.3	5.4
Potlatch Corp.	4.9	4.8
Sonoco Products Co.	4.7	8.0
West Fraser Timber Co. Ltd.	4.6	0.0
Schweitzer-Mauduit International, Inc.	4.4	3.4
	68.0
Top Industries (% of fund's net assets)
As of February 28, 2009
Containers & Packaging	42.1%
Paper & Forest Products	39.8%
Real Estate Investment Trusts	13.5%
Real Estate Management & Development	1.3%
Trading Companies & Distributors	0.8%
All Others*	2.5%

As of August 31, 2008
Containers & Packaging	37.2%
Paper & Forest Products	31.1%
Real Estate Investment Trusts	19.9%
Commercial Services & Supplies	2.5%
Real Estate Management & Development	1.4%
All Others*	7.9%

* Includes short-term investments and net other assets.

Annual Report

Select Paper and Forest Products Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
USG Corp. (a)	5,300	$ 30,581
CONTAINERS & PACKAGING - 42.1%
Metal & Glass Containers - 5.1%
Greif, Inc. Class A	6,300	193,725
Owens-Illinois, Inc. (a)	5,600	86,352
Pactiv Corp. (a)	7,100	112,393
		392,470
Paper Packaging - 37.0%
Bemis Co., Inc.	7,100	131,847
Cascades, Inc.	58,200	118,948
Graphic Packaging Holding Co. (a)	44,000	35,200
Packaging Corp. of America	38,900	411,951
Rock-Tenn Co. Class A	16,500	455,565
Sealed Air Corp.	65,150	727,074
Smurfit Kappa Group PLC	6,800	11,727
Sonoco Products Co.	18,900	364,203
Temple-Inland, Inc.	127,300	604,675
		2,861,190
TOTAL CONTAINERS & PACKAGING		3,253,660
ELECTRIC UTILITIES - 0.3%
Electric Utilities - 0.3%
Brookfield Infrastructure Partners LP	2,000	23,240
FOOD PRODUCTS - 0.1%
Agricultural Products - 0.1%
Timbercorp Ltd.	75,129	6,156
HOUSEHOLD PRODUCTS - 0.7%
Household Products - 0.7%
Kimberly-Clark Corp.	1,100	51,821
MACHINERY - 0.2%
Industrial Machinery - 0.2%
Albany International Corp. Class A	2,200	18,920
MEDIA - 0.0%
Publishing - 0.0%
R.H. Donnelley Corp. (a)	100	17
PAPER & FOREST PRODUCTS - 39.8%
Forest Products - 21.1%
Canfor Corp. (a)	5,700	25,047
Deltic Timber Corp.	1,000	31,300
Gunns Ltd.	1,650	730
Louisiana-Pacific Corp.	75,100	121,662
Norbord, Inc. (d)	62,000	30,704
West Fraser Timber Co. Ltd.	16,700	357,590
Weyerhaeuser Co.	44,200	1,067,872
		1,634,905

	Shares	Value
Paper Products - 18.7%
Buckeye Technologies, Inc. (a)	25,400	$ 57,404
Canfor Pulp Income Fund	3,700	4,857
Catalyst Paper Corp. (a)	234,900	31,390
Clearwater Paper Corp. (a)	6,761	66,731
Domtar Corp. (a)	77,000	60,830
Glatfelter	22,800	141,816
Kapstone Paper & Packaging Corp. (a)	22,000	33,220
MeadWestvaco Corp.	35,400	330,636
Mondi PLC	11,700	20,486
Neenah Paper, Inc.	8,000	42,000
Nine Dragons Paper (Holdings) Ltd.	296,000	79,337
Schweitzer-Mauduit International, Inc.	22,200	337,440
Sequana	2,100	11,736
Shandong Chenming Paper Holdings Ltd. (H Shares) (a)	244,000	92,303
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	16,900	80,782
Wausau-Mosinee Paper Corp.	9,500	52,725
		1,443,693
TOTAL PAPER & FOREST PRODUCTS		3,078,598
REAL ESTATE INVESTMENT TRUSTS - 13.5%
Specialized REITs - 13.5%
Plum Creek Timber Co., Inc.	21,200	556,076
Potlatch Corp.	16,464	374,885
Rayonier, Inc.	4,200	111,720
		1,042,681
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
Diversified Real Estate Activities - 0.2%
The St. Joe Co. (a)	1,100	20,229
Real Estate Development - 1.1%
Forestar Group, Inc. (a)	10,933	82,216
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		102,445
TRADING COMPANIES & DISTRIBUTORS - 0.8%
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply, Inc. (a)	5,600	61,432
TOTAL COMMON STOCKS (Cost $18,224,367)		7,669,551
Money Market Funds - 0.8%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	37,691	$ 37,691
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	25,300	25,300
TOTAL MONEY MARKET FUNDS (Cost $62,991)		62,991
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $18,287,358)		7,732,542
NET OTHER ASSETS - 0.0%		1,529
NET ASSETS - 100%		$ 7,734,071
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,622
Fidelity Securities Lending Cash Central Fund	8,544
Total	$ 19,166
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 7,732,542	$ 7,510,067	$ 222,475	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.4%
Canada	7.3%
China	2.2%
Brazil	1.0%
Others (individually less than 1%)	1.1%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $7,051,816 of which $1,659,402 and $5,392,414 will expire on February 28, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $2,441,866 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $22,840) - See accompanying schedule: Unaffiliated issuers (cost $18,224,367)	$ 7,669,551
Fidelity Central Funds (cost $62,991)	62,991
Total Investments (cost $18,287,358)		$ 7,732,542
Cash		22,094
Receivable for investments sold		40,860
Receivable for fund shares sold		16,169
Dividends receivable		51,528
Distributions receivable from Fidelity Central Funds		412
Prepaid expenses		158
Receivable from investment adviser for expense reductions		3,758
Other receivables		75
Total assets		7,867,596

Liabilities
Payable for investments purchased	$ 56,167
Payable for fund shares redeemed	17,253
Accrued management fee	4,114
Other affiliated payables	2,628
Other payables and accrued expenses	28,063
Collateral on securities loaned, at value	25,300
Total liabilities		133,525

Net Assets		$ 7,734,071
Net Assets consist of:
Paid in capital		$ 29,291,004
Undistributed net investment income		15,329
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,017,445)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,554,817)
Net Assets, for 614,448 shares outstanding		$ 7,734,071
Net Asset Value, offering price and redemption price per share ($7,734,071 ÷ 614,448 shares)		$ 12.59

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 342,194
Interest		1,124
Income from Fidelity Central Funds		19,166
Total income		362,484

Expenses
Management fee	$ 88,612
Transfer agent fees	47,503
Accounting and security lending fees	6,430
Custodian fees and expenses	10,728
Independent trustees' compensation	84
Registration fees	16,710
Audit	45,921
Legal	93
Miscellaneous	2,210
Total expenses before reductions	218,291
Expense reductions	(37,724)	180,567
Net investment income (loss)		181,917
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,711,025)
Foreign currency transactions	(5,473)
Total net realized gain (loss)		(7,716,498)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,254,676)
Assets and liabilities in foreign currencies	265
Total change in net unrealized appreciation (depreciation)		(4,254,411)
Net gain (loss)		(11,970,909)
Net increase (decrease) in net assets resulting from operations		$ (11,788,992)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 181,917	$ 1,115,814
Net realized gain (loss)	(7,716,498)	1,100,412
Change in net unrealized appreciation (depreciation)	(4,254,411)	(7,656,934)
Net increase (decrease) in net assets resulting from operations	(11,788,992)	(5,440,708)
Distributions to shareholders from net investment income	(154,829)	(1,107,744)
Share transactions Proceeds from sales of shares	17,048,091	55,862,823
Reinvestment of distributions	145,750	1,051,891
Cost of shares redeemed	(15,630,115)	(88,812,783)
Net increase (decrease) in net assets resulting from share transactions	1,563,726	(31,898,069)
Redemption fees	10,019	24,082
Total increase (decrease) in net assets	(10,370,076)	(38,422,439)

Net Assets
Beginning of period	18,104,147	56,526,586
End of period (including undistributed net investment income of $15,329 and undistributed net investment income of $176,683, respectively)	$ 7,734,071	$ 18,104,147
Other Information Shares
Sold	668,460	1,585,085
Issued in reinvestment of distributions	9,464	33,077
Redeemed	(718,895)	(2,599,544)
Net increase (decrease)	(40,971)	(981,382)

Financial Highlights

Years ended February 28,

2009

2008 J

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 27.62	$ 34.53	$ 30.63	$ 31.64	$ 31.64
Income from Investment Operations
Net investment income (loss) C	.26	.92 F	.89 G	.61 H	.14
Net realized and unrealized gain (loss)	(15.05)	(6.46)	4.37	(1.53)	(.06)
Total from investment operations	(14.79)	(5.54)	5.26	(.92)	.08
Distributions from net investment income	(.25)	(1.39)	(1.37)	(.13)	(.12)
Redemption fees added to paid in capital C	.01	.02	.01	.04	.04
Net asset value, end of period	$ 12.59	$ 27.62	$ 34.53	$ 30.63	$ 31.64
Total Return A,B	(53.68)%	(16.45)%	17.70%	(2.77)%	.37%
Ratios to Average Net Assets D,I
Expenses before reductions	1.37%	1.11%	1.25%	1.31%	1.33%
Expenses net of fee waivers, if any	1.15%	1.11%	1.20%	1.25%	1.32%
Expenses net of all reductions	1.13%	1.09%	1.19%	1.21%	1.30%
Net investment income (loss)	1.14%	2.67% F	2.85% G	2.10% H	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,734	$ 18,104	$ 56,527	$ 28,716	$ 27,685
Portfolio turnover rate E	150%	221%	126%	207%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.54 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.30 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.88%.
H Investment income per share reflects a special dividend which amounted to $.42 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%. I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Paper and Forest Products Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 20,957
Unrealized depreciation	(12,099,176)
Net unrealized appreciation (depreciation)	(12,078,579)
Undistributed ordinary income	15,324
Capital loss carryforward	(7,051,816)
Cost for federal income tax purposes	$ 19,811,121

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 154,829	$ 1,107,744

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $25,545,913 and $22,811,065, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $471 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $51 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,544.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.15% of average net assets. During the period this reimbursement reduced the Fund's expenses by $34,629.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,095 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $6,990, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Proposed Reorganization

On November 18, 2008, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization between the Fund and Select Materials Portfolio. The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of the Fund in exchange solely for the number of equivalent shares of Materials (the original, retail class of shares of Select Materials Portfolio) having the same aggregate net asset value as the outstanding shares of the Fund, on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held on May 19, 2009 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about June 19, 2009. The reorganization is expected to quality as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders. Effective March 19, 2009, the Fund's shares are no longer available for purchase pending the proposed reorganization. However, existing shareholders of the Fund can continue to purchase shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio, Materials Portfolio, and Paper and Forest Products Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statements of operations for Gold Portfolio) and of changes in net assets (consolidated statement of changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Chemicals Portfolio, Gold Portfolio, Materials Portfolio, and Paper and Forest Products Portfolio (funds of Fidelity Select Portfolios) and Gold Portfolio's wholly owned subsidiary at February 28, 2009, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-5844.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2008	December 2008
Select Chemicals Portfolio	100%	100%
Select Paper and Forest Products Portfolio	-	100%
Select Materials Portfolio	-	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2008	December 2008
Select Chemicals Portfolio	100%	100%
Select Paper and Forest Products Portfolio	-	100%
Select Materials Portfolio	-	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

SELMT-UANN-0409
1.846031.102

Automated line for quickest service

Fidelity®

Select Portfolios®

Industrials Sector

Select Air Transportation Portfolio

Select Defense and Aerospace Portfolio

Select Environmental Portfolio

Select Industrial Equipment Portfolio

Select Industrials Portfolio

Select Transportation Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Industrials Sector
Air Transportation	<Click Here>
Defense and Aerospace	<Click Here>
Environmental	<Click Here>
Industrial Equipment	<Click Here>
Industrials	<Click Here>
Transportation	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to
February 28, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Air Transportation Portfolio	1.10%
Actual		$ 1,000.00	$ 587.30	$ 4.33
Hypothetical A		$ 1,000.00	$ 1,019.34	$ 5.51
Defense and Aerospace Portfolio	.90%
Actual		$ 1,000.00	$ 560.90	$ 3.48
Hypothetical A		$ 1,000.00	$ 1,020.33	$ 4.51
Environmental Portfolio	1.06%
Actual		$ 1,000.00	$ 609.20	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,019.54	$ 5.31
Industrial Equipment Portfolio	.98%
Actual		$ 1,000.00	$ 453.80	$ 3.53
Hypothetical A		$ 1,000.00	$ 1,019.93	$ 4.91
Industrials Portfolio	1.02%
Actual		$ 1,000.00	$ 493.60	$ 3.78
Hypothetical A		$ 1,000.00	$ 1,019.74	$ 5.11
Transportation Portfolio	1.02%
Actual		$ 1,000.00	$ 533.00	$ 3.88
Hypothetical A		$ 1,000.00	$ 1,019.74	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Air Transportation Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation Portfolio	-49.44%	-5.63%	0.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Air Transportation Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Maurice FitzMaurice, Portfolio Manager of Select Air Transportation Portfolio during the period covered by this report: During the past year, the fund returned -49.44%, beating the -51.32% result of the Standard & Poor's® (S&P®) Custom Air Transportation Index but lagging the S&P 500. Versus the industry-specific index, a combination of favorable stock selection and a modest underweighting in the category of air freight and logistics added value, as did stock picking in the aerospace and defense group. A slight underweighting in airlines, on average, benefited our results, but the positive impact there was muted by weak stock selection. A modest cash position further helped. Underweighting Canadian business jet maker Bombardier was helpful, as demand in that space began to deteriorate during the summer and by the end of the period was extremely depressed. A lighter-than-index exposure to Southwest Airlines also was helpful given the company's fuel-hedging program, which protected it when fuel prices were soaring but offset many of the benefits of sharply falling fuel prices later in the period. Additionally, the company was slow to reduce capacity in the face of plummeting demand. Timely positioning in Continental Airlines had a positive effect as well, as did underweighting poorly performing industrial conglomerate Textron. I'll also mention Alaska Air Group, a regional carrier whose stock posted a relatively mild loss. Conversely, stock selection in the out-of-benchmark segment of diversified metals and mining - mainly due to a position in Titanium Metals - was counterproductive. Production delays at two key commercial aircraft manufacturers clouded the demand outlook for the metal, while titanium suppliers ramped up production to what I thought were unsustainable levels. Consequently, I sold the stock. Elsewhere, underweighting Ireland's Ryanair proved to be a mistake, as my concerns about excess capacity and weak demand in the company's European markets were misplaced. Unfavorable positioning in Hawaiian, an airline primarily providing service between Hawaii and the U.S. mainland, further curbed our results. Our holdings in airlines UAL and AMR, parent companies of United Air Lines and American Airlines, respectively, modestly detracted as well. In absolute terms, strength in the U.S. dollar undercut the performance of the fund's foreign holdings.

Note to shareholders: John Mirshekari will become Portfolio Manager of Select Air Transportation Portfolio on April 1, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Air Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Delta Air Lines, Inc.	10.4	7.0
The Boeing Co.	9.2	5.9
Precision Castparts Corp.	8.9	7.0
FedEx Corp.	7.0	6.6
United Parcel Service, Inc. Class B	6.1	7.1
Spirit AeroSystems Holdings, Inc. Class A	5.1	3.8
Continental Airlines, Inc. Class B	4.8	4.9
Ryanair Holdings PLC sponsored ADR	4.4	2.3
Alaska Air Group, Inc.	4.3	1.8
Goodrich Corp.	4.1	1.6
	64.3
Top Industries (% of fund's net assets)
As of February 28, 2009
Airlines	46.3%
Aerospace & Defense	31.3%
Air Freight & Logistics	20.6%
Industrial Conglomerates	3.4%
Oil, Gas & Consumable Fuels	0.0%
All Others†	(1.6)%

As of August 31, 2008
Airlines	45.6%
Aerospace & Defense	27.8%
Air Freight & Logistics	21.4%
Industrial Conglomerates	3.4%
Oil, Gas & Consumable Fuels	0.3%
All Others*	1.5%

† Short-term investments and net other assets are not included in the pie chart.
* Includes short-term investments and net other assets.

Annual Report

Select Air Transportation Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 101.4%
	Shares	Value
AEROSPACE & DEFENSE - 31.3%
Aerospace & Defense - 31.3%
Bombardier, Inc. Class B (sub. vtg.)	367,100	$ 854,157
Goodrich Corp.	42,800	1,418,392
Precision Castparts Corp.	56,000	3,104,080
Rockwell Collins, Inc.	17,400	542,880
Spirit AeroSystems Holdings, Inc. Class A (a)	180,200	1,787,584
The Boeing Co.	102,100	3,210,024
		10,917,117
AIR FREIGHT & LOGISTICS - 20.6%
Air Freight & Logistics - 20.6%
Atlas Air Worldwide Holdings, Inc. (a)	4,500	63,630
Expeditors International of Washington, Inc.	42,000	1,157,100
FedEx Corp.	56,650	2,447,847
Forward Air Corp.	18,400	306,176
United Parcel Service, Inc. Class B	51,900	2,137,242
UTI Worldwide, Inc.	89,000	1,093,810
		7,205,805
AIRLINES - 46.1%
Airlines - 46.1%
ACE Aviation Holdings, Inc. Class A	24,900	125,268
AirTran Holdings, Inc. (a)	293,600	877,864
Alaska Air Group, Inc. (a)	68,700	1,505,217
Allegiant Travel Co. (a)(d)	18,400	631,488
AMR Corp. (a)	224,900	919,841
Continental Airlines, Inc. Class B (a)(d)	168,100	1,684,362
Delta Air Lines, Inc. (a)	717,466	3,608,854
ExpressJet Holdings, Inc. (a)	20	27
Frontier Airlines Holdings, Inc. (a)	5	1
Hawaiian Holdings, Inc. (a)	92,600	293,542
JetBlue Airways Corp. (a)	304,900	1,161,669
Pinnacle Airlines Corp. (a)	49,600	69,440
Republic Airways Holdings, Inc. (a)	21,400	148,088
Ryanair Holdings PLC sponsored ADR (a)(d)	64,400	1,535,296
SkyWest, Inc.	34,000	348,160
Southwest Airlines Co.	125,000	736,250
UAL Corp. (a)(d)	149,700	735,027
US Airways Group, Inc. (a)(d)	186,566	531,713
WestJet Airlines Ltd. (a)	118,550	1,181,633
		16,093,740

	Shares	Value
INDUSTRIAL CONGLOMERATES - 3.4%
Industrial Conglomerates - 3.4%
Textron, Inc.	211,200	$ 1,193,280
OIL, GAS & CONSUMABLE FUELS - 0.0%
Oil & Gas Storage & Transport - 0.0%
Ship Finance International Ltd. (NY Shares)	18	154
TOTAL COMMON STOCKS (Cost $61,109,714)		35,410,096
Nonconvertible Bonds - 0.2%
Principal Amount
AIRLINES - 0.2%
Airlines - 0.2%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $70,344)	$ 3,500,000	70,000
Money Market Funds - 13.5%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	164,282	164,282
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	4,538,900	4,538,900
TOTAL MONEY MARKET FUNDS (Cost $4,703,182)		4,703,182
TOTAL INVESTMENT PORTFOLIO - 115.1% (Cost $65,883,240)		40,183,278
NET OTHER ASSETS - (15.1)%		(5,272,628)
NET ASSETS - 100%		$ 34,910,650
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,929
Fidelity Securities Lending Cash Central Fund	52,127
Total	$ 77,056
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 40,183,278	$ 40,113,278	$ -	$ 70,000
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(35,370)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	(34,630)
Transfer in/out of Level 3	140,000
Ending Balance	$ 70,000

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	6.2%
Ireland	4.4%
British Virgin Islands	3.1%
Others (individually less than 1%)	0.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $3,807,866 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $4,095,384) - See accompanying schedule: Unaffiliated issuers (cost $61,180,058)	$ 35,480,096
Fidelity Central Funds (cost $4,703,182)	4,703,182
Total Investments (cost $65,883,240)		$ 40,183,278
Receivable for investments sold		757,287
Receivable for fund shares sold		89,524
Dividends receivable		94,899
Distributions receivable from Fidelity Central Funds		2,543
Prepaid expenses		339
Other receivables		492
Total assets		41,128,362

Liabilities
Payable for fund shares redeemed	1,612,198
Accrued management fee	22,346
Other affiliated payables	16,368
Other payables and accrued expenses	27,900
Collateral on securities loaned, at value	4,538,900
Total liabilities		6,217,712

Net Assets		$ 34,910,650
Net Assets consist of:
Paid in capital		$ 65,556,754
Undistributed net investment income		4
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,945,908)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(25,700,200)
Net Assets, for 2,011,833 shares outstanding		$ 34,910,650
Net Asset Value, offering price and redemption price per share ($34,910,650 ÷ 2,011,833 shares)		$ 17.35

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 231,967
Interest		1,167
Income from Fidelity Central Funds (including $52,127 from security lending)		77,056
Total income		310,190

Expenses
Management fee	$ 248,602
Transfer agent fees	136,155
Accounting and security lending fees	18,570
Custodian fees and expenses	7,809
Independent trustees' compensation	238
Registration fees	24,820
Audit	35,532
Legal	237
Miscellaneous	4,682
Total expenses before reductions	476,645
Expense reductions	(3,917)	472,728
Net investment income (loss)		(162,538)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,356,161)
Foreign currency transactions	(7,518)
Total net realized gain (loss)		(4,363,679)
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,696,464)
Assets and liabilities in foreign currencies	(238)
Total change in net unrealized appreciation (depreciation)		(28,696,702)
Net gain (loss)		(33,060,381)
Net increase (decrease) in net assets resulting from operations		$ (33,222,919)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (162,538)	$ (59,083)
Net realized gain (loss)	(4,363,679)	12,472,733
Change in net unrealized appreciation (depreciation)	(28,696,702)	(21,762,283)
Net increase (decrease) in net assets resulting from operations	(33,222,919)	(9,348,633)
Distributions to shareholders from net realized gain	(3,673,839)	(8,187,067)
Share transactions Proceeds from sales of shares	76,536,947	32,946,702
Reinvestment of distributions	3,509,136	7,857,086
Cost of shares redeemed	(55,210,430)	(123,642,326)
Net increase (decrease) in net assets resulting from share transactions	24,835,653	(82,838,538)
Redemption fees	28,948	15,284
Total increase (decrease) in net assets	(12,032,157)	(100,358,954)

Net Assets
Beginning of period	46,942,807	147,301,761
End of period (including undistributed net investment income of $4 and accumulated net investment loss of $4, respectively)	$ 34,910,650	$ 46,942,807
Other Information Shares
Sold	2,864,984	667,471
Issued in reinvestment of distributions	108,007	172,279
Redeemed	(2,213,883)	(2,490,225)
Net increase (decrease)	759,108	(1,650,475)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 37.47	$ 50.74	$ 43.14	$ 33.46	$ 30.04
Income from Investment Operations
Net investment income (loss) C	(.10)	(.04) F	(.06)	(.04)	.07
Net realized and unrealized gain (loss)	(17.05)	(7.61)	8.48	10.44	3.73
Total from investment operations	(17.15)	(7.65)	8.42	10.40	3.80
Distributions from net investment income	-	-	-	(.01)	(.06)
Distributions from net realized gain	(2.99)	(5.63)	(.86)	(.75)	(.36)
Total distributions	(2.99)	(5.63)	(.86)	(.76)	(.42)
Redemption fees added to paid in capital C	.02	.01	.04	.04	.04
Net asset value, end of period	$ 17.35	$ 37.47	$ 50.74	$ 43.14	$ 33.46
Total Return A,B	(49.44)%	(16.72)%	19.81%	31.40%	12.92%
Ratios to Average Net Assets D,G
Expenses before reductions	1.08%	1.01%	1.00%	1.16%	1.23%
Expenses net of fee waivers, if any	1.08%	1.01%	1.00%	1.16%	1.23%
Expenses net of all reductions	1.07%	1.01%	.99%	1.11%	1.21%
Net investment income (loss)	(.37)%	(.08)% F	(.12)%	(.11)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,911	$ 46,943	$ 147,302	$ 117,641	$ 35,292
Portfolio turnover rate E	66%	47%	165%	93%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Defense and Aerospace Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace Portfolio	-47.61%	-1.17%	5.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Defense and Aerospace Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Maurice FitzMaurice, Portfolio Manager of Select Defense and Aerospace Portfolio: During the past year, the fund returned -47.61%, trailing the -46.22% result of the MSCI® US Investable Market Aerospace & Defense Index and the S&P 500. Versus the MSCI index, stock selection in a number of out-of-index categories, including industrial conglomerates, airlines, diversified metals and mining, and steel, held back performance. The largest detractor was an out-of-index position in industrial conglomerate Textron. The stock sustained a loss of roughly 90% due to the company's business jet exposure and concerns about losses at its finance division. A significant overweighting in Spirit AeroSystems had a negative impact on our results and, among our pure defense names, underweighting benchmark component Raytheon also detracted. United Technologies, the largest component of the MSCI index, was a detractor because it outperformed, and even after I increased the position, the fund's weighting remained smaller than the index's huge exposure. An overweighting in BE Aerospace, which makes aircraft cabin interiors, proved unrewarding as well. Conversely, stock picking added some value in electrical components and equipment, construction and farm machinery/heavy trucks, and communications equipment, which also were out-of-index groups. An out-of-index position in Force Protection, a maker of MRAP (mine resistant ambush protected) military vehicles, aided fund performance. The stock had suffered a massive sell-off toward the end of 2007 and recovered during the period on the possibility of MRAP use in Afghanistan. DRS Technologies, a defense electronics contractor, was acquired at a premium price by a European firm. An out-of-index position in Harris Corp., which manufactures tactical radios for the Army, also helped, as did underweighting defense contractor Northrop Grumman and aircraft manufacturer Boeing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Defense & Aerospace Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	16.4	15.0
The Boeing Co.	13.9	12.6
Honeywell International, Inc.	10.0	9.1
Lockheed Martin Corp.	8.7	12.1
Precision Castparts Corp.	5.0	4.6
L-3 Communications Holdings, Inc.	4.9	4.8
Raytheon Co.	4.8	4.8
Northrop Grumman Corp.	4.7	4.8
General Dynamics Corp.	4.6	4.8
Goodrich Corp.	3.7	2.0
	76.7
Top Industries (% of fund's net assets)
As of February 28, 2009
Aerospace & Defense	92.3%
Airlines	1.3%
Machinery	1.2%
Industrial Conglomerates	0.9%
Communications Equipment	0.8%
All Others*	3.5%

As of August 31, 2008
Aerospace & Defense	91.2%
Communications Equipment	1.6%
Airlines	1.1%
Industrial Conglomerates	0.7%
Metals & Mining	0.7%
All Others*	4.7%

* Includes short-term investments and net other assets.

Annual Report

Select Defense & Aerospace Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
AEROSPACE & DEFENSE - 92.3%
Aerospace & Defense - 92.3%
AAR Corp. (a)	122,500	$ 1,619,450
AeroVironment, Inc. (a)(d)	10,000	312,200
Alliant Techsystems, Inc. (a)	197,200	13,934,152
BE Aerospace, Inc. (a)(d)	468,800	3,497,248
Curtiss-Wright Corp.	197,000	5,238,230
DynCorp International, Inc. Class A (a)	159,900	1,949,181
Esterline Technologies Corp. (a)	95,000	2,407,300
GenCorp, Inc. (non-vtg.) (a)	184,700	467,291
General Dynamics Corp.	461,930	20,241,773
Goodrich Corp.	492,150	16,309,851
Hexcel Corp. (a)	253,400	1,573,614
Honeywell International, Inc.	1,623,200	43,550,456
L-3 Communications Holdings, Inc.	318,200	21,526,230
Lockheed Martin Corp.	601,300	37,948,043
Moog, Inc. Class A (a)	230,600	5,361,450
Northrop Grumman Corp.	546,400	20,413,504
Orbital Sciences Corp. (a)	196,792	2,784,607
Precision Castparts Corp.	393,000	21,783,990
Raytheon Co.	525,252	20,994,322
Rockwell Collins, Inc.	412,100	12,857,520
Spirit AeroSystems Holdings, Inc. Class A (a)	1,043,000	10,346,560
The Boeing Co.	1,930,166	60,684,419
TransDigm Group, Inc. (a)	60,200	2,127,468
Triumph Group, Inc.	93,700	3,384,444
United Technologies Corp.	1,749,700	71,440,252
		402,753,555
AIRLINES - 1.3%
Airlines - 1.3%
AMR Corp. (a)	413,500	1,691,215
Delta Air Lines, Inc. (a)	559,175	2,812,650
UAL Corp. (a)	90,900	446,319
US Airways Group, Inc. (a)	166,600	474,810
		5,424,994
COMMUNICATIONS EQUIPMENT - 0.8%
Communications Equipment - 0.8%
Harris Corp.	95,600	3,563,968
INDUSTRIAL CONGLOMERATES - 0.9%
Industrial Conglomerates - 0.9%
Textron, Inc.	686,100	3,876,465

	Shares	Value
IT SERVICES - 0.2%
IT Consulting & Other Services - 0.2%
CACI International, Inc. Class A (a)	19,500	$ 834,015
MACHINERY - 1.2%
Construction & Farm Machinery & Heavy Trucks - 1.2%
Force Protection, Inc. (a)	498,553	2,572,533
Navistar International Corp. (a)	92,000	2,594,400
		5,166,933
METALS & MINING - 0.8%
Diversified Metals & Mining - 0.2%
RTI International Metals, Inc. (a)	72,200	782,648
Steel - 0.6%
Allegheny Technologies, Inc.	43,200	849,744
Carpenter Technology Corp.	140,800	1,928,960
		2,778,704
TOTAL METALS & MINING		3,561,352
TOTAL COMMON STOCKS (Cost $732,726,551)		425,181,282
Money Market Funds - 0.3%

Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c) (Cost $1,513,550)	1,513,550	1,513,550
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $734,240,101)		426,694,832
NET OTHER ASSETS - 2.2%		9,595,842
NET ASSETS - 100%		$ 436,290,674
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 106,787
Fidelity Securities Lending Cash Central Fund	168,730
Total	$ 275,517
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 426,694,832	$ 426,694,832	$ -	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $19,754,144 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $23,718,513 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $1,400,726) - See accompanying schedule: Unaffiliated issuers (cost $732,726,551)	$ 425,181,282
Fidelity Central Funds (cost $1,513,550)	1,513,550
Total Investments (cost $734,240,101)		$ 426,694,832
Receivable for investments sold		12,156,386
Receivable for fund shares sold		367,489
Dividends receivable		2,919,070
Distributions receivable from Fidelity Central Funds		7,130
Prepaid expenses		6,212
Other receivables		85
Total assets		442,151,204

Liabilities
Payable to custodian bank	$ 2,671,919
Payable for fund shares redeemed	1,237,767
Accrued management fee	246,007
Other affiliated payables	159,801
Other payables and accrued expenses	31,486
Collateral on securities loaned, at value	1,513,550
Total liabilities		5,860,530

Net Assets		$ 436,290,674
Net Assets consist of:
Paid in capital		$ 789,547,431
Undistributed net investment income		3,073,309
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,784,797)
Net unrealized appreciation (depreciation) on investments		(307,545,269)
Net Assets, for 11,197,389 shares outstanding		$ 436,290,674
Net Asset Value, offering price and redemption price per share ($436,290,674 ÷ 11,197,389 shares)		$ 38.96

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 14,870,874
Interest		7,207
Income from Fidelity Central Funds (including $168,730 from security lending)		275,517
Total income		15,153,598

Expenses
Management fee	$ 4,713,753
Transfer agent fees	2,265,129
Accounting and security lending fees	292,187
Custodian fees and expenses	21,974
Independent trustees' compensation	4,500
Registration fees	42,668
Audit	38,025
Legal	5,267
Interest	7,510
Miscellaneous	72,554
Total expenses before reductions	7,463,567
Expense reductions	(4,765)	7,458,802
Net investment income (loss)		7,694,796
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(47,457,863)
Foreign currency transactions	(1,976)
Total net realized gain (loss)		(47,459,839)
Change in net unrealized appreciation (depreciation) on investment securities		(427,448,553)
Net gain (loss)		(474,908,392)
Net increase (decrease) in net assets resulting from operations		$ (467,213,596)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,694,796	$ 3,629,409
Net realized gain (loss)	(47,459,839)	132,547,419
Change in net unrealized appreciation (depreciation)	(427,448,553)	(110,925,120)
Net increase (decrease) in net assets resulting from operations	(467,213,596)	25,251,708
Distributions to shareholders from net investment income	(6,223,008)	(2,154,171)
Distributions to shareholders from net realized gain	(69,243,502)	(106,507,666)
Total distributions	(75,466,510)	(108,661,837)
Share transactions Proceeds from sales of shares	122,993,316	568,779,773
Reinvestment of distributions	71,936,256	103,468,716
Cost of shares redeemed	(423,855,861)	(584,357,467)
Net increase (decrease) in net assets resulting from share transactions	(228,926,289)	87,891,022
Redemption fees	30,355	91,811
Total increase (decrease) in net assets	(771,576,040)	4,572,704

Net Assets
Beginning of period	1,207,866,714	1,203,294,010
End of period (including undistributed net investment income of $3,073,309 and undistributed net investment income of $1,909,243, respectively)	$ 436,290,674	$ 1,207,866,714
Other Information Shares
Sold	1,915,383	6,374,164
Issued in reinvestment of distributions	1,006,601	1,205,425
Redeemed	(6,835,961)	(6,714,951)
Net increase (decrease)	(3,913,977)	864,638

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 79.93	$ 84.46	$ 78.91	$ 67.18	$ 55.07
Income from Investment Operations
Net investment income (loss) C	.58	.24	.08	.13	.25
Net realized and unrealized gain (loss)	(36.29)	2.46	12.07	15.04	12.28
Total from investment operations	(35.71)	2.70	12.15	15.17	12.53
Distributions from net investment income	(.51)	(.14)	(.05)	(.11)	(.19)
Distributions from net realized gain	(4.75)	(7.10)	(6.56)	(3.34)	(.25)
Total distributions	(5.26)	(7.24)	(6.61)	(3.45)	(.44)
Redemption fees added to paid in capital C	- H	.01	.01	.01	.02
Net asset value, end of period	$ 38.96	$ 79.93	$ 84.46	$ 78.91	$ 67.18
Total Return A,B	(47.61)%	2.80%	15.90%	23.02%	22.82%
Ratios to Average Net Assets D,F
Expenses before reductions	.88%	.87%	.92%	.97%	1.02%
Expenses net of fee waivers, if any	.88%	.87%	.92%	.97%	1.02%
Expenses net of all reductions	.88%	.87%	.92%	.95%	1.00%
Net investment income (loss)	.91%	.27%	.10%	.19%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 436,291	$ 1,207,867	$ 1,203,294	$ 902,049	$ 583,116
Portfolio turnover rate E	58%	57%	82%	50%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Environmental Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Environmental Portfolio	-37.88%	-3.64%	-1.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Environmental Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Environmental Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Douglas Simmons, who became Portfolio Manager of Select Environmental Portfolio on February 28, 2009: For the year, the fund declined 37.88%, outperforming the 52.70% drop in the MSCI® US Investable Market Industrials Index and the S&P 500. Relative to the MSCI index, the fund benefited significantly from a sizable overweighting and good stock selection in the outperforming environmental/facilities services industry. Not owning any industrial conglomerates - a big part of the index and a group that was down significantly during the period - also helped, as did the relatively strong performance of out-of-benchmark positions in specialty chemicals and favorable security selection in industrial machinery. Conversely, out-of-benchmark positions in multi-utilities and food retailers detracted, as did not owning aerospace and defense stocks, a segment that did better than the index overall. The main contributor to relative performance was not owning industrial conglomerate and benchmark heavyweight General Electric. Large overweightings in three waste management firms also helped: Waste Management, Republic Services and Waste Connections. Further contributions came from an out-of-benchmark investment in specialty chemicals company Ecolab, as well as the strong performance of medical waste services provider Stericycle. Three out-of-benchmark positions detracted: Paris-based multi-utility Veolia Environnement, food retailer Whole Foods Market and construction materials firm Headwaters. Performance was dampened further by not owning two index components that outperformed: aerospace and defense firm United Technologies and industrial conglomerate 3M.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Environmental Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Veolia Environnement sponsored ADR	13.0	7.2
Ecolab, Inc.	11.4	11.0
Waste Management, Inc.	8.6	9.8
Republic Services, Inc.	8.2	9.5
Stericycle, Inc.	6.6	4.5
Nalco Holding Co.	4.6	2.4
Pall Corp.	4.2	3.4
Clean Harbors, Inc.	4.1	3.4
Calgon Carbon Corp.	4.1	2.2
Tetra Tech, Inc.	4.0	2.9
	68.8
Top Industries (% of fund's net assets)
As of February 28, 2009
Commercial Services & Supplies	38.1%
Chemicals	20.1%
Multi-Utilities	13.0%
Machinery	9.8%
Independent Power Producers & Energy Traders	1.9%
All Others*	17.1%

As of August 31, 2008
Commercial Services & Supplies	45.2%
Chemicals	16.2%
Machinery	15.7%
Multi-Utilities	7.2%
Electrical Equipment	4.6%
All Others*	11.1%

* Includes short-term investments and net other assets.

Annual Report

Select Environmental Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 89.1%
	Shares	Value
BUILDING PRODUCTS - 1.2%
Building Products - 1.2%
Trex Co., Inc. (a)(d)	50,000	$ 450,500
CHEMICALS - 20.1%
Commodity Chemicals - 4.1%
Calgon Carbon Corp. (a)	109,000	1,596,850
Specialty Chemicals - 16.0%
Ecolab, Inc.	139,300	4,426,954
Nalco Holding Co.	159,100	1,808,967
		6,235,921
TOTAL CHEMICALS		7,832,771
COMMERCIAL SERVICES & SUPPLIES - 38.1%
Environmental & Facility Services - 38.1%
Bennett Environmental, Inc. (a)	45,100	7,977
Clean Harbors, Inc. (a)	33,100	1,607,998
Covanta Holding Corp. (a)	72,300	1,101,129
Republic Services, Inc.	161,055	3,204,995
Stericycle, Inc. (a)	53,460	2,565,011
Tetra Tech, Inc. (a)	69,900	1,565,760
TRC Companies, Inc. (a)	8,700	24,012
Waste Connections, Inc. (a)	60,450	1,441,128
Waste Management, Inc.	124,093	3,350,511
Waste Services, Inc. (a)	1,000	4,350
		14,872,871
CONSTRUCTION MATERIALS - 0.3%
Construction Materials - 0.3%
Headwaters, Inc. (a)	59,800	118,404
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
FuelCell Energy, Inc. (a)	600	1,656
Hydrogenics Corp. (a)	3,300	1,122
		2,778
Heavy Electrical Equipment - 0.0%
Vestas Wind Systems AS (a)	100	4,353
TOTAL ELECTRICAL EQUIPMENT		7,131
ELECTRONIC EQUIPMENT & COMPONENTS - 1.3%
Electronic Equipment & Instruments - 1.3%
Itron, Inc. (a)(d)	11,700	522,522
ENERGY EQUIPMENT & SERVICES - 1.7%
Oil & Gas Equipment & Services - 1.7%
Newpark Resources, Inc. (a)	217,000	644,490
FOOD & STAPLES RETAILING - 1.7%
Food Retail - 1.7%
Whole Foods Market, Inc. (d)	55,700	676,755

	Shares	Value
FOOD PRODUCTS - 0.0%
Packaged Foods & Meats - 0.0%
Hain Celestial Group, Inc. (a)	100	$ 1,408
SunOpta, Inc. (a)	800	896
		2,304
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.9%
Independent Power Producers & Energy Traders - 1.9%
Ormat Technologies, Inc.	28,200	724,458
MACHINERY - 9.8%
Construction & Farm Machinery & Heavy Trucks - 1.2%
Lindsay Corp. (d)	20,100	487,425
Industrial Machinery - 8.6%
CLARCOR, Inc.	55,800	1,470,888
ESCO Technologies, Inc. (a)	7,000	227,570
Pall Corp.	69,700	1,656,769
		3,355,227
TOTAL MACHINERY		3,842,652
MULTI-UTILITIES - 13.0%
Multi-Utilities - 13.0%
Veolia Environnement sponsored ADR	234,700	5,053,090
TOTAL COMMON STOCKS (Cost $46,429,927)		34,747,948
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.59% (b)	697,906	697,906
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	1,920,500	1,920,500
TOTAL MONEY MARKET FUNDS (Cost $2,618,406)		2,618,406
TOTAL INVESTMENT PORTFOLIO - 95.8% (Cost $49,048,333)		37,366,354
NET OTHER ASSETS - 4.2%		1,637,944
NET ASSETS - 100%		$ 39,004,298
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,882
Fidelity Securities Lending Cash Central Fund	87,961
Total	$ 120,843
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 37,366,354	$ 37,362,001	$ 4,353	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.0%
France	13.0%
Others (individually less than 1%)	0.0%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $4,303,568 of which $657,634 and $3,645,934 will expire on February 28, 2015 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $4,318,014 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $1,759,630) - See accompanying schedule: Unaffiliated issuers (cost $46,429,927)	$ 34,747,948
Fidelity Central Funds (cost $2,618,406)	2,618,406
Total Investments (cost $49,048,333)		$ 37,366,354
Receivable for investments sold		3,486,197
Receivable for fund shares sold		171,621
Dividends receivable		6,923
Distributions receivable from Fidelity Central Funds		3,424
Prepaid expenses		374
Other receivables		313
Total assets		41,035,206

Liabilities
Payable for fund shares redeemed	49,935
Accrued management fee	19,948
Other affiliated payables	12,290
Other payables and accrued expenses	28,235
Collateral on securities loaned, at value	1,920,500
Total liabilities		2,030,908

Net Assets		$ 39,004,298
Net Assets consist of:
Paid in capital		$ 62,016,924
Accumulated net investment loss		(43)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,330,604)
Net unrealized appreciation (depreciation) on investments		(11,681,979)
Net Assets, for 3,566,816 shares outstanding		$ 39,004,298
Net Asset Value, offering price and redemption price per share ($39,004,298 ÷ 3,566,816 shares)		$ 10.94

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 524,855
Interest		506
Income from Fidelity Central Funds (including $87,961 from security lending)		120,843
Total income		646,204

Expenses
Management fee	$ 253,624
Transfer agent fees	136,550
Accounting and security lending fees	19,262
Custodian fees and expenses	7,676
Independent trustees' compensation	158
Registration fees	20,774
Audit	35,535
Legal	319
Miscellaneous	4,954
Total expenses before reductions	478,852
Expense reductions	(1,135)	477,717
Net investment income (loss)		168,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,394,199)
Foreign currency transactions	2,723
Total net realized gain (loss)		(10,391,476)
Change in net unrealized appreciation (depreciation) on investment securities		(11,224,683)
Net gain (loss)		(21,616,159)
Net increase (decrease) in net assets resulting from operations		$ (21,447,672)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 168,487	$ 87,425
Net realized gain (loss)	(10,391,476)	3,330,388
Change in net unrealized appreciation (depreciation)	(11,224,683)	(2,298,812)
Net increase (decrease) in net assets resulting from operations	(21,447,672)	1,119,001
Distributions to shareholders from net investment income	(218,293)	(134,764)
Share transactions Proceeds from sales of shares	61,995,113	28,716,456
Reinvestment of distributions	201,149	128,530
Cost of shares redeemed	(40,040,427)	(37,701,054)
Net increase (decrease) in net assets resulting from share transactions	22,155,835	(8,856,068)
Redemption fees	4,917	4,778
Total increase (decrease) in net assets	494,787	(7,867,053)

Net Assets
Beginning of period	38,509,511	46,376,564
End of period (including accumulated net investment loss of $43 and accumulated net investment loss of $229, respectively)	$ 39,004,298	$ 38,509,511
Other Information Shares
Sold	3,936,887	1,562,983
Issued in reinvestment of distributions	16,194	6,588
Redeemed	(2,561,068)	(2,089,625)
Net increase (decrease)	1,392,013	(520,054)

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 17.21	$ 17.35	$ 13.80	$ 13.29
Income from Investment Operations
Net investment income (loss) C	.06	.04	(.02)	(.02)	(.14)
Net realized and unrealized gain (loss)	(6.76)	.53	(.14)	3.55	.64
Total from investment operations	(6.70)	.57	(.16)	3.53	.50
Distributions from net investment income	(.07)	(.07)	-	-	-
Redemption fees added to paid in capital C	- H	- H	.02	.02	.01
Net asset value, end of period	$ 10.94	$ 17.71	$ 17.21	$ 17.35	$ 13.80
Total Return A,B	(37.88)%	3.27%	(.81)%	25.72%	3.84%
Ratios to Average Net Assets D,F
Expenses before reductions	1.06%	1.08%	1.11%	1.40%	1.87%
Expenses net of fee waivers, if any	1.06%	1.08%	1.11%	1.25%	1.83%
Expenses net of all reductions	1.06%	1.07%	1.09%	1.16%	1.74%
Net investment income (loss)	.37%	.22%	(.12)%	(.14)%	(1.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,004	$ 38,510	$ 46,377	$ 55,397	$ 12,005
Portfolio turnover rate E	107%	76%	224%	166%	220%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrial Equipment Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment Portfolio	-55.46%	-6.82%	-1.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Industrial Equipment Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Jonathan Kasen, Portfolio Manager of Select Industrial Equipment Portfolio: During the past year, the fund returned -55.46%, edging the -56.00% result of the MSCI® US Investable Market Capital Goods Index but lagging the S&P 500. Versus the MSCI index, the fund benefited from a significant underweighting in industrial conglomerates, particularly because of our relatively light exposure to General Electric (GE), which nevertheless was the fund's largest holding at period end. The stock lost almost three-quarters of its value amid concerns about GE's finance unit and fears about the impact of the increasingly severe global recession on the company's other divisions. Favorable stock picking in electrical components and equipment and in construction and farm machinery/heavy trucks also added value. Additionally, a modest cash position, which I allowed to drift higher as a defensive tactic, aided performance. Other contributors included three diversified industrial products companies - United Technologies, Danaher and AMETEK - as well as McDermott International, an energy-sensitive engineering and construction company that I bought near period end, after it had sold off to what I thought were excessively low levels. Conversely, my picks in industrial machinery held back our results, and weak stock picking in heavy electrical equipment outweighed the benefits of overweighting that group, which registered only a modest loss in the index. In absolute terms, the fund's foreign exposure detracted in view of the U.S. dollar's strength versus most foreign currencies. Not owning industrial conglomerate and major index component 3M hurt, as some investors saw that stock as a desirable defensive holding. Johnson Controls, an out-of-index position, was hampered in part because of lean times for its automotive interiors business. Fluid-handling systems maker Colfax - which I sold - and building supplies distributor Masco detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Industrial Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	9.3	10.5
United Technologies Corp.	8.8	6.7
Honeywell International, Inc.	6.9	6.4
Emerson Electric Co.	4.9	0.0
AMETEK, Inc.	4.0	2.2
Danaher Corp.	3.9	3.7
Lockheed Martin Corp.	3.9	4.8
Cummins, Inc.	3.6	3.3
Precision Castparts Corp.	3.1	2.2
Siemens AG sponsored ADR	2.8	2.5
	51.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Aerospace & Defense	27.0%
Electrical Equipment	19.3%
Machinery	17.6%
Industrial Conglomerates	16.3%
Trading Companies & Distributors	4.7%
All Others*	15.1%

As of August 31, 2008
Machinery	37.5%
Aerospace & Defense	24.9%
Industrial Conglomerates	15.9%
Electrical Equipment	11.8%
Auto Components	3.9%
All Others*	6.0%

* Includes short-term investments and net other assets.

Annual Report

Select Industrial Equipment Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value
AEROSPACE & DEFENSE - 27.0%
Aerospace & Defense - 27.0%
Honeywell International, Inc.	121,400	$ 3,257,162
Lockheed Martin Corp.	29,400	1,855,434
Precision Castparts Corp.	26,300	1,457,809
Raytheon Co.	18,500	739,445
Stanley, Inc. (a)	7,400	229,474
The Boeing Co.	34,200	1,075,248
United Technologies Corp.	102,000	4,164,660
		12,779,232
AUTO COMPONENTS - 2.7%
Auto Parts & Equipment - 2.1%
BorgWarner, Inc. (d)	19,500	336,375
Federal-Mogul Corp. Class A (a)	8,300	53,701
Johnson Controls, Inc.	53,600	609,968
		1,000,044
Tires & Rubber - 0.6%
The Goodyear Tire & Rubber Co. (a)	59,100	262,404
TOTAL AUTO COMPONENTS		1,262,448
BUILDING PRODUCTS - 3.0%
Building Products - 3.0%
Masco Corp.	161,000	829,150
Simpson Manufacturing Co. Ltd. (d)	36,100	561,716
		1,390,866
CHEMICALS - 1.0%
Diversified Chemicals - 0.6%
Solutia, Inc. (a)	75,800	284,250
Industrial Gases - 0.4%
Airgas, Inc.	6,000	184,740
TOTAL CHEMICALS		468,990
ELECTRICAL EQUIPMENT - 19.3%
Electrical Components & Equipment - 18.9%
Acuity Brands, Inc.	27,800	637,176
AMETEK, Inc.	71,050	1,879,983
Chloride Group PLC	79,100	147,005
Cooper Industries Ltd. Class A	33,400	704,406
Emerson Electric Co.	87,100	2,329,925
First Solar, Inc. (a)(d)	4,600	486,404
Regal-Beloit Corp.	21,200	608,016
Rockwell Automation, Inc.	53,700	1,079,370

	Shares	Value
Roper Industries, Inc.	22,000	$ 909,700
Saft Groupe SA	6,700	152,696
		8,934,681
Heavy Electrical Equipment - 0.4%
Vestas Wind Systems AS (a)	4,600	200,252
TOTAL ELECTRICAL EQUIPMENT		9,134,933
ELECTRONIC EQUIPMENT & COMPONENTS - 0.7%
Electronic Equipment & Instruments - 0.7%
Rotork PLC	30,675	312,408
INDUSTRIAL CONGLOMERATES - 16.3%
Industrial Conglomerates - 16.3%
General Electric Co.	515,555	4,387,374
McDermott International, Inc. (a)	43,200	509,328
Siemens AG sponsored ADR (d)	26,000	1,316,120
Textron, Inc.	44,900	253,685
Tyco International Ltd.	62,400	1,251,120
		7,717,627
MACHINERY - 17.6%
Construction & Farm Machinery & Heavy Trucks - 8.9%
Caterpillar, Inc.	9,300	228,873
Cummins, Inc.	82,200	1,709,760
Deere & Co.	47,400	1,303,026
Navistar International Corp. (a)	35,100	989,820
		4,231,479
Industrial Machinery - 8.7%
Danaher Corp.	36,600	1,857,816
Eaton Corp.	3,300	119,295
Graco, Inc.	32,300	548,454
Ingersoll-Rand Co. Ltd. Class A	54,600	774,228
John Bean Technologies Corp.	38,700	375,003
Middleby Corp. (a)	4,500	97,875
SPX Corp.	7,200	318,816
		4,091,487
TOTAL MACHINERY		8,322,966
TRADING COMPANIES & DISTRIBUTORS - 4.7%
Trading Companies & Distributors - 4.7%
Beacon Roofing Supply, Inc. (a)	37,900	415,763
Fastenal Co. (d)	23,700	713,844
Interline Brands, Inc. (a)	73,000	579,620
W.W. Grainger, Inc.	7,600	502,816
		2,212,043
TOTAL COMMON STOCKS (Cost $74,003,086)		43,601,513
Money Market Funds - 10.4%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	2,447,766	$ 2,447,766
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	2,473,075	2,473,075
TOTAL MONEY MARKET FUNDS (Cost $4,920,841)		4,920,841
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $78,923,927)		48,522,354
NET OTHER ASSETS - (2.7)%		(1,262,548)
NET ASSETS - 100%		$ 47,259,806
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 48,592
Fidelity Securities Lending Cash Central Fund	39,748
Total	$ 88,340
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 48,522,354	$ 47,709,993	$ 812,361	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.7%
Bermuda	5.7%
Germany	2.8%
Panama	1.1%
United Kingdom	1.0%
Others (individually less than 1%)	0.7%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $15,456,118 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $15,224,610 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $2,373,265) - See accompanying schedule: Unaffiliated issuers (cost $74,003,086)	$ 43,601,513
Fidelity Central Funds (cost $4,920,841)	4,920,841
Total Investments (cost $78,923,927)		$ 48,522,354
Receivable for investments sold		912,925
Receivable for fund shares sold		58,050
Dividends receivable		362,857
Distributions receivable from Fidelity Central Funds		6,649
Prepaid expenses		762
Other receivables		81
Total assets		49,863,678

Liabilities
Payable for investments purchased	$ 21,050
Payable for fund shares redeemed	32,107
Accrued management fee	25,711
Other affiliated payables	17,286
Other payables and accrued expenses	34,643
Collateral on securities loaned, at value	2,473,075
Total liabilities		2,603,872

Net Assets		$ 47,259,806
Net Assets consist of:
Paid in capital		$ 112,314,568
Undistributed net investment income		305,731
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,957,008)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(30,403,485)
Net Assets, for 3,381,603 shares outstanding		$ 47,259,806
Net Asset Value, offering price and redemption price per share ($47,259,806 ÷ 3,381,603 shares)		$ 13.98

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 2,359,527
Interest		1,277
Income from Fidelity Central Funds (including $39,748 from security lending)		88,340
Total income		2,449,144

Expenses
Management fee	$ 642,403
Transfer agent fees	263,437
Accounting and security lending fees	46,599
Custodian fees and expenses	22,544
Independent trustees' compensation	609
Registration fees	24,366
Audit	39,628
Legal	749
Miscellaneous	4,227
Total expenses before reductions	1,044,562
Expense reductions	(3,710)	1,040,852
Net investment income (loss)		1,408,292
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(34,231,058)
Foreign currency transactions	(261)
Total net realized gain (loss)		(34,231,319)
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,348,745)
Assets and liabilities in foreign currencies	(2,605)
Total change in net unrealized appreciation (depreciation)		(34,351,350)
Net gain (loss)		(68,582,669)
Net increase (decrease) in net assets resulting from operations		$ (67,174,377)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,408,292	$ 1,184,586
Net realized gain (loss)	(34,231,319)	11,476,212
Change in net unrealized appreciation (depreciation)	(34,351,350)	(12,352,523)
Net increase (decrease) in net assets resulting from operations	(67,174,377)	308,275
Distributions to shareholders from net investment income	(1,289,984)	(873,074)
Distributions to shareholders from net realized gain	(2,684,730)	(8,279,648)
Total distributions	(3,974,714)	(9,152,722)
Share transactions Proceeds from sales of shares	48,262,573	180,107,533
Reinvestment of distributions	3,849,298	8,917,566
Cost of shares redeemed	(102,754,244)	(93,677,794)
Net increase (decrease) in net assets resulting from share transactions	(50,642,373)	95,347,305
Redemption fees	6,077	14,587
Total increase (decrease) in net assets	(121,785,387)	86,517,445

Net Assets
Beginning of period	169,045,193	82,527,748
End of period (including undistributed net investment income of $305,731 and undistributed net investment income of $554,537, respectively)	$ 47,259,806	$ 169,045,193
Other Information Shares
Sold	1,720,009	5,037,479
Issued in reinvestment of distributions	145,108	255,260
Redeemed	(3,693,123)	(2,703,266)
Net increase (decrease)	(1,828,006)	2,589,473

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 32.45	$ 31.50	$ 29.15	$ 26.85	$ 24.60
Income from Investment Operations
Net investment income (loss) C	.33	.28	.18	.07	(.04)
Net realized and unrealized gain (loss)	(17.96)	2.73 F	2.59	4.02	3.26
Total from investment operations	(17.63)	3.01	2.77	4.09	3.22
Distributions from net investment income	(.34)	(.23)	(.10)	(.02)	-
Distributions from net realized gain	(.50)	(1.83)	(.33)	(1.78)	(.98)
Total distributions	(.84)	(2.06)	(.43)	(1.80)	(.98)
Redemption fees added to paid in capital C	- I	- I	.01	.01	.01
Net asset value, end of period	$ 13.98	$ 32.45	$ 31.50	$ 29.15	$ 26.85
Total Return A,B	(55.46)%	9.25%	9.59%	16.17%	13.37%
Ratios to Average Net Assets D,G
Expenses before reductions	.90%	.88%	.99%	1.03%	1.07%
Expenses net of fee waivers, if any	.90%	.88%	.99%	1.03%	1.07%
Expenses net of all reductions	.90%	.88%	.98%	1.02%	1.06%
Net investment income (loss)	1.22%	.80%	.60%	.27%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,260	$ 169,045	$ 82,528	$ 74,770	$ 46,305
Portfolio turnover rate E	136%	92%	104%	40%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrials Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Industrials Portfolio A	-49.92%	-3.06%	2.34%

A Prior to October 1, 2006, Select Industrials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Industrials Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Tobias Welo, Portfolio Manager of Select Industrials Portfolio: During the past year, the fund returned -49.92%, beating the -52.70% return of the MSCI® US Investable Market Industrials Index but trailing the S&P 500. Versus the MSCI index, the fund was helped by its positioning in industrial conglomerates, including a large underweighting and favorable stock picking. Overweighting heavy electrical equipment was beneficial as well, although the benefit there was more than offset by ineffective stock selection. A modest cash position further helped cushion the fund's loss. Contributors included General Electric (GE), a major index component and by far the fund's biggest contributor during the period. Underweighting the stock helped performance because of its poor showing versus the MSCI index. Another contributor, Danaher, is something of a conglomerate, with a solid balance sheet, high recurring revenues and strong free cash flow. Likewise, United Parcel Service benefited from its rock-solid balance sheet and its position as an industry leader. Aerospace and defense holdings Raytheon and United Technologies also helped, as did railroad Norfolk Southern. Conversely, stock selection detracted in auto parts and equipment. There, an out-of-index position in Johnson Controls was unrewarding, as the company's automotive interiors business was hampered by depressed auto sales. Not owning industrial conglomerate and index component 3M, which posted a milder loss than the index during the period, hurt as well. Lastly, underweighting CSX and not having any stake in Burlington Northern Santa Fe detracted, as both railroads outperformed the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Industrials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	7.2	5.1
Honeywell International, Inc.	5.5	4.3
Union Pacific Corp.	5.0	3.9
Danaher Corp.	4.3	3.2
Lockheed Martin Corp.	3.4	4.0
Emerson Electric Co.	3.1	0.9
The Boeing Co.	3.1	0.0
Cummins, Inc.	3.0	3.3
Raytheon Co.	2.8	2.9
Deere & Co.	2.8	2.1
	40.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Aerospace & Defense	27.3%
Machinery	17.4%
Electrical Equipment	11.0%
Road & Rail	10.9%
Industrial Conglomerates	7.9%
All Others*	25.5%

As of August 31, 2008
Machinery	23.3%
Aerospace & Defense	17.2%
Electrical Equipment	10.8%
Industrial Conglomerates	10.4%
Road & Rail	9.3%
All Others*	29.0%

* Includes short-term investments and net other assets.

Annual Report

Select Industrials Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
AEROSPACE & DEFENSE - 27.3%
Aerospace & Defense - 27.3%
Goodrich Corp.	18,100	$ 599,834
Honeywell International, Inc.	169,600	4,550,368
Lockheed Martin Corp.	44,800	2,827,328
Northrop Grumman Corp.	52,900	1,976,344
Precision Castparts Corp.	29,100	1,613,013
Raytheon Co.	58,900	2,354,233
Stanley, Inc. (a)	8,900	275,989
The Boeing Co.	81,800	2,571,792
United Technologies Corp.	148,101	6,046,964
		22,815,865
AIR FREIGHT & LOGISTICS - 6.6%
Air Freight & Logistics - 6.6%
C.H. Robinson Worldwide, Inc.	23,500	972,430
FedEx Corp.	46,800	2,022,228
United Parcel Service, Inc. Class B	46,100	1,898,398
UTI Worldwide, Inc.	49,300	605,897
		5,498,953
AUTO COMPONENTS - 2.1%
Auto Parts & Equipment - 0.7%
Johnson Controls, Inc.	52,000	591,760
Tires & Rubber - 1.4%
The Goodyear Tire & Rubber Co. (a)	261,800	1,162,392
TOTAL AUTO COMPONENTS		1,754,152
BUILDING PRODUCTS - 1.9%
Building Products - 1.9%
Masco Corp.	228,510	1,176,827
Owens Corning (a)	20,115	167,960
USG Corp. (a)(d)	47,300	272,921
		1,617,708
CHEMICALS - 1.3%
Specialty Chemicals - 1.3%
Albemarle Corp.	11,665	225,718
Nalco Holding Co.	47,764	543,077
W.R. Grace & Co. (a)	61,062	341,947
		1,110,742
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Environmental & Facility Services - 1.4%
Republic Services, Inc.	57,795	1,150,121
Office Services & Supplies - 0.3%
United Stationers, Inc. (a)	13,532	294,050
Security & Alarm Services - 0.5%
Corrections Corp. of America (a)	36,200	384,444
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,828,615

	Shares	Value
CONSTRUCTION MATERIALS - 0.3%
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	3,000	$ 229,680
DIVERSIFIED CONSUMER SERVICES - 0.6%
Specialized Consumer Services - 0.6%
Brinks Home Security Holdings, Inc. (a)	21,764	456,391
ELECTRICAL EQUIPMENT - 11.0%
Electrical Components & Equipment - 10.4%
Acuity Brands, Inc.	33,200	760,944
AMETEK, Inc.	75,150	1,988,469
Cooper Industries Ltd. Class A	71,800	1,514,262
Emerson Electric Co.	96,300	2,576,025
Ener1, Inc. (a)	59,947	187,634
Energy Conversion Devices, Inc. (a)(d)	7,578	166,186
Regal-Beloit Corp.	10,900	312,612
Rockwell Automation, Inc.	44,600	896,460
Saft Groupe SA	10,723	244,382
		8,646,974
Heavy Electrical Equipment - 0.6%
Vestas Wind Systems AS (a)	12,000	522,397
TOTAL ELECTRICAL EQUIPMENT		9,169,371
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Equipment & Instruments - 0.5%
Itron, Inc. (a)	9,073	405,200
HOUSEHOLD DURABLES - 0.2%
Homebuilding - 0.2%
Centex Corp.	32,900	204,309
INDUSTRIAL CONGLOMERATES - 7.9%
Industrial Conglomerates - 7.9%
General Electric Co.	215,901	1,837,318
Siemens AG sponsored ADR (d)	44,500	2,252,590
Textron, Inc.	84,800	479,120
Tyco International Ltd.	101,136	2,027,777
		6,596,805
MACHINERY - 17.4%
Construction & Farm Machinery & Heavy Trucks - 10.5%
Cummins, Inc.	119,750	2,490,800
Deere & Co.	84,900	2,333,901
Manitowoc Co., Inc.	88,200	361,620
Navistar International Corp. (a)	54,900	1,548,180
PACCAR, Inc.	63,200	1,584,424
Terex Corp. (a)	5,900	52,628
Toro Co. (d)	18,000	393,660
		8,765,213
Industrial Machinery - 6.9%
Danaher Corp.	71,600	3,634,416
Eaton Corp.	24,300	878,445
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Ingersoll-Rand Co. Ltd. Class A	12,100	$ 171,578
Parker Hannifin Corp.	33,000	1,101,210
		5,785,649
TOTAL MACHINERY		14,550,862
MARINE - 0.3%
Marine - 0.3%
Safe Bulkers, Inc.	25,231	95,878
Ultrapetrol (Bahamas) Ltd. (a)	74,486	153,441
		249,319
PAPER & FOREST PRODUCTS - 0.5%
Forest Products - 0.5%
Weyerhaeuser Co.	18,000	434,880
PROFESSIONAL SERVICES - 1.8%
Human Resource & Employment Services - 0.8%
Manpower, Inc.	24,000	669,120
Research & Consulting Services - 1.0%
Equifax, Inc.	36,800	791,200
TOTAL PROFESSIONAL SERVICES		1,460,320
ROAD & RAIL - 10.9%
Railroads - 8.4%
CSX Corp.	36,200	893,416
Norfolk Southern Corp.	59,300	1,880,996
Union Pacific Corp.	112,400	4,217,248
		6,991,660
Trucking - 2.5%
Con-way, Inc.	30,500	460,855
Landstar System, Inc.	15,300	484,245
Old Dominion Freight Lines, Inc. (a)	29,737	647,969
Ryder System, Inc.	24,100	550,926
		2,143,995
TOTAL ROAD & RAIL		9,135,655

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Trading Companies & Distributors - 2.1%
Rush Enterprises, Inc. Class A (a)	132,244	$ 1,080,433
W.W. Grainger, Inc.	10,600	701,296
		1,781,729
TRANSPORTATION INFRASTRUCTURE - 1.1%
Marine Ports & Services - 1.1%
Aegean Marine Petroleum Network, Inc.	57,100	936,440
TOTAL COMMON STOCKS (Cost $119,873,233)		80,236,996
Nonconvertible Bonds - 0.0%
Principal Amount
AIRLINES - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $12,977)	$ 670,000	13,400
Money Market Funds - 2.9%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	1,883,644	1,883,644
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	528,031	528,031
TOTAL MONEY MARKET FUNDS (Cost $2,411,675)		2,411,675
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $122,297,885)		82,662,071
NET OTHER ASSETS - 1.1%		879,887
NET ASSETS - 100%		$ 83,541,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 87,474
Fidelity Securities Lending Cash Central Fund	120,328
Total	$ 207,802
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 82,662,071	$ 81,881,892	$ 766,779	$ 13,400
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(7,012)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	(6,388)
Transfer in/out of Level 3	26,800
Ending Balance	$ 13,400

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.9%
Bermuda	4.4%
Germany	2.7%
Marshall Islands	1.2%
Others (individually less than 1%)	1.8%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $12,506,212 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $19,663,924 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $499,844) - See accompanying schedule: Unaffiliated issuers (cost $119,886,210)	$ 80,250,396
Fidelity Central Funds (cost $2,411,675)	2,411,675
Total Investments (cost $122,297,885)		$ 82,662,071
Receivable for investments sold		1,923,983
Receivable for fund shares sold		443,920
Dividends receivable		451,101
Distributions receivable from Fidelity Central Funds		5,433
Prepaid expenses		967
Other receivables		242
Total assets		85,487,717

Liabilities
Payable for investments purchased	$ 1,111,853
Payable for fund shares redeemed	199,928
Accrued management fee	44,968
Other affiliated payables	28,073
Other payables and accrued expenses	32,906
Collateral on securities loaned, at value	528,031
Total liabilities		1,945,759

Net Assets		$ 83,541,958
Net Assets consist of:
Paid in capital		$ 159,322,377
Undistributed net investment income		272,154
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,414,547)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(39,638,026)
Net Assets, for 8,258,424 shares outstanding		$ 83,541,958
Net Asset Value, offering price and redemption price per share ($83,541,958 ÷ 8,258,424 shares)		$ 10.12

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 2,297,320
Interest		1,461
Income from Fidelity Central Funds (including $120,328 from security lending)		207,802
Total income		2,506,583

Expenses
Management fee	$ 676,999
Transfer agent fees	364,339
Accounting and security lending fees	47,832
Custodian fees and expenses	31,026
Independent trustees' compensation	627
Registration fees	31,462
Audit	41,575
Legal	604
Miscellaneous	11,930
Total expenses before reductions	1,206,394
Expense reductions	(4,593)	1,201,801
Net investment income (loss)		1,304,782
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(35,410,875)
Foreign currency transactions	476
Total net realized gain (loss)		(35,410,399)
Change in net unrealized appreciation (depreciation) on: Investment securities	(41,576,505)
Assets and liabilities in foreign currencies	(2,097)
Total change in net unrealized appreciation (depreciation)		(41,578,602)
Net gain (loss)		(76,989,001)
Net increase (decrease) in net assets resulting from operations		$ (75,684,219)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,304,782	$ 518,681
Net realized gain (loss)	(35,410,399)	5,849,003
Change in net unrealized appreciation (depreciation)	(41,578,602)	(4,890,207)
Net increase (decrease) in net assets resulting from operations	(75,684,219)	1,477,477
Distributions to shareholders from net investment income	(1,096,997)	(402,070)
Distributions to shareholders from net realized gain	(383,781)	(7,628,266)
Total distributions	(1,480,778)	(8,030,336)
Share transactions Proceeds from sales of shares	101,692,231	113,432,100
Reinvestment of distributions	1,429,794	7,700,139
Cost of shares redeemed	(66,872,108)	(66,163,349)
Net increase (decrease) in net assets resulting from share transactions	36,249,917	54,968,890
Redemption fees	13,781	16,044
Total increase (decrease) in net assets	(40,901,299)	48,432,075

Net Assets
Beginning of period	124,443,257	76,011,182
End of period (including undistributed net investment income of $272,154 and undistributed net investment income of $265,301, respectively)	$ 83,541,958	$ 124,443,257
Other Information Shares
Sold	5,994,821	5,077,420
Issued in reinvestment of distributions	100,146	358,631
Redeemed	(3,907,588)	(3,036,797)
Net increase (decrease)	2,187,379	2,399,254

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.50	$ 20.70	$ 20.97	$ 19.21	$ 16.22
Income from Investment Operations
Net investment income (loss) C	.18	.11	.14	.06	.05
Net realized and unrealized gain (loss)	(10.35)	1.40	1.55	3.06	3.99
Total from investment operations	(10.17)	1.51	1.69	3.12	4.04
Distributions from net investment income	(.15)	(.09)	(.08)	(.05)	(.02)
Distributions from net realized gain	(.06)	(1.62)	(1.89)	(1.32)	(1.04)
Total distributions	(.21)	(1.71)	(1.97)	(1.37)	(1.06)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 10.12	$ 20.50	$ 20.70	$ 20.97	$ 19.21
Total Return A,B	(49.92)%	7.14%	8.34%	17.23%	25.60%
Ratios to Average Net Assets D,F
Expenses before reductions	1.00%	1.00%	1.10%	1.12%	1.19%
Expenses net of fee waivers, if any	1.00%	1.00%	1.10%	1.12%	1.19%
Expenses net of all reductions	.99%	.99%	1.09%	1.07%	1.15%
Net investment income (loss)	1.08%	.49%	.66%	.34%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,542	$ 124,443	$ 76,011	$ 83,680	$ 64,969
Portfolio turnover rate E	132%	108%	185%	168%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Transportation Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Transportation Portfolio	-44.20%	-2.92%	3.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Transportation Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from John Mirshekari, who became Portfolio Manager of Select Transportation Portfolio on February 28, 2009: During the past year, the fund returned -44.20%, slightly trailing the -43.22% result of the MSCI® US Investable Market Transportation Index and the S&P 500. Versus the MSCI index, a combination of unfavorable stock selection and an underweighting in railroads had a negative impact on fund performance, as did weak picks and an overweighting in airlines. An underweighted position in railroad Burlington Northern Santa Fe was the fund's biggest detractor. The company had some fuel hedges in place that boosted its earnings when energy prices were soaring but were a hindrance when fuel got cheaper. United Parcel Service (UPS) was another major index component that detracted because it outperformed and was underweighted in the fund. Still, the fund's average weighting in UPS was more than 15%, and it was our second-largest holding at period end. Unfavorable timing in owning railroad CSX made that position a detractor, while an overweighting in UAL - the parent company of United Air Lines - proved unrewarding. An out-of-index position in Titanium Metals - which the fund no longer owned at period end - also fared poorly. Conversely, a modest cash position had the biggest positive influence on our results. Additionally, stock picking in the trucking group added value. Among individual holdings, UTI Worldwide, a supply chain manager for the transportation industry, saw its stock finish with a more modest loss than the index, as the company's restructuring process appeared to be gaining traction. Not owning Macquarie Infrastructure, an airport services company, and having a lighter-than-benchmark exposure to car and truck rental firm Avis Budget Group, both poorly performing index components, also proved rewarding. In the case of less-than-truckload hauler YRC Worldwide, the fund was overweighted for much of the period but sold out of the stock before it collapsed in the fourth quarter. A modest out-of-index position in Canadian National Railway, a well-run railroad, also was beneficial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp.	15.9	16.7
United Parcel Service, Inc. Class B	13.7	13.5
FedEx Corp.	10.9	7.4
Norfolk Southern Corp.	10.5	10.6
Burlington Northern Santa Fe Corp.	5.0	0.4
CSX Corp.	4.9	4.9
C.H. Robinson Worldwide, Inc.	4.3	2.6
Expeditors International of Washington, Inc.	3.6	2.1
Southwest Airlines Co.	2.9	3.6
UTI Worldwide, Inc.	2.8	1.8
	74.5
Top Industries (% of fund's net assets)
As of February 28, 2009
Road & Rail	46.4%
Air Freight & Logistics	36.4%
Airlines	8.0%
Marine	3.0%
Software	1.7%
All Others*	4.5%

As of August 31, 2008
Road & Rail	43.8%
Air Freight & Logistics	30.1%
Airlines	12.1%
Marine	3.8%
Oil, Gas & Consumable Fuels	2.0%
All Others*	8.2%

* Includes short-term investments and net other assets.

Annual Report

Select Transportation Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
AEROSPACE & DEFENSE - 1.4%
Aerospace & Defense - 1.4%
AerCap Holdings NV (a)	213,800	$ 690,574
The Boeing Co.	12,600	396,144
		1,086,718
AIR FREIGHT & LOGISTICS - 36.4%
Air Freight & Logistics - 36.4%
Atlas Air Worldwide Holdings, Inc. (a)	6,900	97,566
C.H. Robinson Worldwide, Inc.	83,400	3,451,092
Expeditors International of Washington, Inc.	104,320	2,874,016
FedEx Corp.	200,900	8,680,889
Hub Group, Inc. Class A (a)	22,060	396,198
Panalpina Welttransport Holding AG	12,010	429,235
United Parcel Service, Inc. Class B	264,300	10,883,874
UTI Worldwide, Inc.	180,500	2,218,345
		29,031,215
AIRLINES - 8.0%
Airlines - 8.0%
AirTran Holdings, Inc. (a)	53,200	159,068
Alaska Air Group, Inc. (a)	15,900	348,369
AMR Corp. (a)	108,500	443,765
Continental Airlines, Inc. Class B (a)	77,800	779,556
Delta Air Lines, Inc. (a)	246,402	1,239,402
JetBlue Airways Corp. (a)	59,000	224,790
SkyWest, Inc.	24,000	245,760
Southwest Airlines Co.	389,487	2,294,078
UAL Corp. (a)(d)	92,900	456,139
US Airways Group, Inc. (a)	71,600	204,060
		6,394,987
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Textron, Inc.	37,000	209,050
MARINE - 3.0%
Marine - 3.0%
Alexander & Baldwin, Inc.	21,500	403,985
Diana Shipping, Inc.	8,300	97,359
Eagle Bulk Shipping, Inc. (d)	19,400	72,944
Genco Shipping & Trading Ltd.	15,100	185,277
Horizon Lines, Inc. Class A (d)	39,290	133,586
Kirby Corp. (a)	29,500	650,180
Kuehne & Nagel International AG	16,786	805,168
Ultrapetrol (Bahamas) Ltd. (a)	16,100	33,166
		2,381,665
OIL, GAS & CONSUMABLE FUELS - 0.6%
Oil & Gas Storage & Transport - 0.6%
El Paso Corp.	30,600	206,550
Southern Union Co.	19,200	257,472
		464,022

	Shares	Value
ROAD & RAIL - 46.4%
Railroads - 39.0%
Burlington Northern Santa Fe Corp.	68,000	$ 3,996,360
Canadian National Railway Co.	22,500	722,674
Canadian Pacific Railway Ltd.	9,000	254,687
CSX Corp.	158,500	3,911,780
Genesee & Wyoming, Inc. Class A (a)	9,300	194,277
Kansas City Southern (a)	54,450	963,221
Norfolk Southern Corp.	264,200	8,380,424
Union Pacific Corp.	337,600	12,666,751
		31,090,174
Trucking - 7.4%
Avis Budget Group, Inc. (a)	7,900	3,160
Con-way, Inc.	24,500	370,195
DSV de Sammensluttede Vognmaend AS	46,000	345,312
Heartland Express, Inc.	19,600	242,452
Hertz Global Holdings, Inc. (a)	60,000	189,600
J.B. Hunt Transport Services, Inc.	52,600	1,071,988
Knight Transportation, Inc.	57,800	749,088
Landstar System, Inc.	47,070	1,489,766
Old Dominion Freight Lines, Inc. (a)	11,100	241,869
Ryder System, Inc.	39,800	909,828
Werner Enterprises, Inc.	20,200	275,124
		5,888,382
TOTAL ROAD & RAIL		36,978,556
SOFTWARE - 1.7%
Systems Software - 1.7%
Versant Corp. (a)	95,000	1,387,950
TOTAL COMMON STOCKS (Cost $120,232,203)		77,934,163
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.59% (b)	1,681,004	1,681,004
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	187,250	187,250
TOTAL MONEY MARKET FUNDS (Cost $1,868,254)		1,868,254
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $122,100,457)		79,802,417
NET OTHER ASSETS - (0.1)%		(96,993)
NET ASSETS - 100%		$ 79,705,424
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,485
Fidelity Securities Lending Cash Central Fund	57,843
Total	$ 115,328
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 79,802,417	$ 78,222,702	$ 1,579,715	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $4,423,937 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $3,662,860 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $159,900) - See accompanying schedule: Unaffiliated issuers (cost $120,232,203)	$ 77,934,163
Fidelity Central Funds (cost $1,868,254)	1,868,254
Total Investments (cost $122,100,457)		$ 79,802,417
Receivable for fund shares sold		150,175
Dividends receivable		371,702
Distributions receivable from Fidelity Central Funds		2,901
Prepaid expenses		923
Total assets		80,328,118

Liabilities
Payable to custodian bank	$ 776
Payable for fund shares redeemed	332,566
Accrued management fee	43,981
Other affiliated payables	28,819
Other payables and accrued expenses	29,302
Collateral on securities loaned, at value	187,250
Total liabilities		622,694

Net Assets		$ 79,705,424
Net Assets consist of:
Paid in capital		$ 133,016,054
Undistributed net investment income		88,502
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,101,182)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(42,297,950)
Net Assets, for 3,336,876 shares outstanding		$ 79,705,424
Net Asset Value, offering price and redemption price per share ($79,705,424 ÷ 3,336,876 shares)		$ 23.89

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 1,473,954
Interest		1,327
Income from Fidelity Central Funds (including $57,843 from security lending)		115,328
Total income		1,590,609

Expenses
Management fee	$ 492,937
Transfer agent fees	270,762
Accounting and security lending fees	36,434
Custodian fees and expenses	13,962
Independent trustees' compensation	475
Registration fees	34,455
Audit	44,688
Legal	382
Interest	2,877
Miscellaneous	6,442
Total expenses before reductions	903,414
Expense reductions	(548)	902,866
Net investment income (loss)		687,743
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,277,879)
Foreign currency transactions	(1,153)
Total net realized gain (loss)		(9,279,032)
Change in net unrealized appreciation (depreciation) on: Investment securities	(49,256,265)
Assets and liabilities in foreign currencies	90
Total change in net unrealized appreciation (depreciation)		(49,256,175)
Net gain (loss)		(58,535,207)
Net increase (decrease) in net assets resulting from operations		$ (57,847,464)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 687,743	$ 325,382
Net realized gain (loss)	(9,279,032)	8,214,054
Change in net unrealized appreciation (depreciation)	(49,256,175)	(17,145,899)
Net increase (decrease) in net assets resulting from operations	(57,847,464)	(8,606,463)
Distributions to shareholders from net investment income	(707,330)	(115,413)
Distributions to shareholders from net realized gain	(1,981,663)	(6,213,287)
Total distributions	(2,688,993)	(6,328,700)
Share transactions Proceeds from sales of shares	145,988,565	73,610,965
Reinvestment of distributions	2,597,393	5,922,468
Cost of shares redeemed	(100,791,576)	(77,216,334)
Net increase (decrease) in net assets resulting from share transactions	47,794,382	2,317,099
Redemption fees	15,389	23,033
Total increase (decrease) in net assets	(12,726,686)	(12,595,031)

Net Assets
Beginning of period	92,432,110	105,027,141
End of period (including undistributed net investment income of $88,502 and undistributed net investment income of $266,146, respectively)	$ 79,705,424	$ 92,432,110
Other Information Shares
Sold	3,860,524	1,461,784
Issued in reinvestment of distributions	65,814	124,605
Redeemed	(2,674,176)	(1,483,372)
Net increase (decrease)	1,252,162	103,017

Financial Highlights

Years ended February 28,

2009

2008 J

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 44.34	$ 53.00	$ 50.22	$ 42.08	$ 32.84
Income from Investment Operations
Net investment income (loss) C	.29	.19 F	.04	.17	.20 G
Net realized and unrealized gain (loss)	(19.29)	(4.66)	3.72 H	8.99	9.24
Total from investment operations	(19.00)	(4.47)	3.76	9.16	9.44
Distributions from net investment income	(.25)	(.07)	(.02)	(.10)	(.11)
Distributions from net realized gain	(1.21)	(4.13)	(1.01)	(.96)	(.13)
Total distributions	(1.46)	(4.20)	(1.03)	(1.06)	(.24)
Redemption fees added to paid in capital C	.01	.01	.05	.04	.04
Net asset value, end of period	$ 23.89	$ 44.34	$ 53.00	$ 50.22	$ 42.08
Total Return A,B	(44.20)%	(8.89)%	7.65%	22.24%	28.86%
Ratios to Average Net Assets D,I
Expenses before reductions	1.03%	.99%	1.03%	1.13%	1.17%
Expenses net of fee waivers, if any	1.03%	.99%	1.03%	1.13%	1.17%
Expenses net of all reductions	1.03%	.99%	1.02%	1.11%	1.14%
Net investment income (loss)	.79%	.36% F	.09%	.40%	.53% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 79,705	$ 92,432	$ 105,027	$ 103,927	$ 81,958
Portfolio turnover rate E	81%	84%	133%	142%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .21%. G Investment income per share reflects a special dividend which amounted to $.09 per share and an in-kind dividend received in a corporate reorganization which amounted to $.08 per share. Excluding these dividends, the ratio of net investment income (loss) to average net assets would have been .06%. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included at the end of each Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended February 29, 2008, dividend income has been reduced $150,285 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of Air Transportation Portfolio. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, net operating losses, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Air Transportation Portfolio	$ 67,021,519	$ 1,945,548	$ (28,783,789)	$ (26,838,241)
Defense and Aerospace Portfolio	739,552,239	35,653,210	(348,510,617)	(312,857,407)
Environmental Portfolio	51,757,356	861,830	(15,252,832)	(14,391,002)
Industrial Equipment Portfolio	83,202,123	883,180	(35,562,949)	(34,679,769)
Industrials Portfolio	126,544,505	353,539	(44,235,973)	(43,882,434)
Transportation Portfolio	125,114,750	3,535,815	(48,848,148)	(45,312,333)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

	Undistributed Ordinary Income	Capital Loss Carryforward
Defense and Aerospace Portfolio	$ 3,073,306	$ (19,754,144)
Environmental Portfolio	-	(4,303,568)
Industrial Equipment Portfolio	305,725	(15,456,118)
Industrials Portfolio	272,155	(12,506,212)
Transportation Portfolio	88,500	(4,423,937)

The tax character of distributions paid was as follows:

February 28, 2009	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ -	$ 3,673,839	$ 3,673,839
Defense and Aerospace Portfolio	6,223,008	69,243,502	75,466,510
Environmental Portfolio	218,293	-	218,293
Industrial Equipment Portfolio	1,289,984	2,684,730	3,974,714
Industrials Portfolio	1,096,997	383,781	1,480,778
Transportation Portfolio	707,330	1,981,663	2,688,993
February 29, 2008	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ -	$ 8,187,067	$ 8,187,067
Defense and Aerospace Portfolio	21,061,992	87,599,845	108,661,837
Environmental Portfolio	134,764	-	134,764
Industrial Equipment Portfolio	1,085,710	8,067,012	9,152,722
Industrials Portfolio	2,512,452	5,517,884	8,030,336
Transportation Portfolio	115,413	6,213,287	6,328,700

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	51,073,369	28,371,668
Defense and Aerospace Portfolio	489,107,574	789,340,043
Environmental Portfolio	66,117,623	46,216,830
Industrial Equipment Portfolio	154,258,117	208,500,624
Industrials Portfolio	191,274,631	153,956,961
Transportation Portfolio	118,993,097	69,552,236

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.26%	.56%
Defense and Aerospace Portfolio	.30%	.26%	.56%
Environmental Portfolio	.30%	.26%	.56%
Industrial Equipment Portfolio	.30%	.26%	.56%
Industrials Portfolio	.30%	.26%	.56%
Transportation Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.31%
Defense and Aerospace Portfolio	.27%
Environmental Portfolio	.30%
Industrial Equipment Portfolio	.23%
Industrials Portfolio	.30%
Transportation Portfolio	.31%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 1,099
Defense and Aerospace Portfolio	13,047
Environmental Portfolio	434
Industrial Equipment Portfolio	3,815
Industrials Portfolio	4,923
Transportation Portfolio	2,711

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$ 5,770,565	2.04%	$ 7,510

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Air Transportation Portfolio	$ 169
Defense and Aerospace Portfolio	2,667
Environmental Portfolio	158
Industrial Equipment Portfolio	341
Industrials Portfolio	406
Transportation Portfolio	353

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Transportation Portfolio	$10,899,000	3.17%	$ 2,877

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Transfer Agent expense reduction
Air Transportation Portfolio	$ 3,917	$ -
Defense and Aerospace Portfolio	1,278	3,487
Environmental Portfolio	1,135	-
Industrial Equipment Portfolio	3,710	-
Industrials Portfolio	3,702	891
Transportation Portfolio	548	-

Annual Report

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Air Transportation Portfolio	$ 7,823
Defense and Aerospace Portfolio	46,186
Environmental Portfolio	2,916
Industrial Equipment Portfolio	8,602
Industrials Portfolio	9,781
Transportation Portfolio	8,878

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2009, or, if subsequently determined to be different, the net capital gain of such year.

Select Air Transportation Portfolio	$375,977

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2008	December 2008
Select Defense and Aerospace Portfolio	100%	100%
Select Environmental Portfolio	-	100%
Select Industrial Equipment Portfolio	100%	100%
Select Industrials Portfolio	100%	100%
Select Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2008	December 2008
Select Defense and Aerospace Portfolio	100%	100%
Select Environmental Portfolio	-	100%
Select Industrial Equipment Portfolio	100%	100%
Select Industrials Portfolio	100%	100%
Select Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELCI-UANN-0409
1.813656.104

Fidelity®

Select Portfolios®

Information Technology Sector

Select Communications Equipment Portfolio

Select Computers Portfolio

Select Electronics Portfolio

Select IT Services Portfolio

Select Networking and Infrastructure Portfolio

Select Software and Computer Services Portfolio

Select Technology Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Information Technology Sector
Communications Equipment	<Click Here>
Computers	<Click Here>
Electronics	<Click Here>
IT Services	<Click Here>
Networking and Infrastructure	<Click Here>
Software and Computer Services	<Click Here>
Technology	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Communications Equipment Portfolio	.95%
Actual		$ 1,000.00	$ 512.20	$ 3.56
Hypothetical A		$ 1,000.00	$ 1,020.08	$ 4.76
Computers Portfolio	.93%
Actual		$ 1,000.00	$ 569.60	$ 3.62
Hypothetical A		$ 1,000.00	$ 1,020.18	$ 4.66
Electronics Portfolio	.91%
Actual		$ 1,000.00	$ 566.90	$ 3.54
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56
IT Services Portfolio	1.03%
Actual		$ 1,000.00	$ 633.30	$ 4.17
Hypothetical A		$ 1,000.00	$ 1,019.69	$ 5.16
Networking and Infrastructure Portfolio	1.07%
Actual		$ 1,000.00	$ 576.20	$ 4.18
Hypothetical A		$ 1,000.00	$ 1,019.49	$ 5.36
Software and Computer Services Portfolio	.91%
Actual		$ 1,000.00	$ 648.50	$ 3.72
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56
Technology Portfolio	.91%
Actual		$ 1,000.00	$ 538.90	$ 3.47
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Communications Equipment Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Communications Equipment Portfolio A	-44.79%	-11.87%	-6.15%

A Prior to October 1, 2006, Select Communications Equipment Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Communications Equipment Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 IndexSM(S&P 500®) performed over the same period.

Annual Report

Select Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Charlie Chai, Portfolio Manager of Select Communications Equipment Portfolio: During the past year, the fund returned -44.79%, lagging the -39.58% return of the MSCI® US Investable Market Communications Equipment Index and the S&P 500. Versus the MSCI index, unfavorable stock selection in the fund's primary category of communications equipment, where I invested an average of roughly 76% of net assets during the period, held back our return. To a lesser extent, my picks in several out-of-benchmark segments - electronic equipment and instruments, advertising and computer hardware - worked against performance as well. On an absolute basis, the stronger U.S. dollar dampened the returns of our foreign holdings. The biggest relative detractor was a large out-of-benchmark position in Comverse Technology, a maker of software and systems for network-based, multimedia-enhanced communication and billing services. Despite its relatively stable revenue stream, the stock fell by more than half amid the weakening global economic environment. Other detractors included two providers of infrastructure solutions for communications networks, CommScope and ADC Telecommunications, as well as Powerwave Technologies, which makes equipment for wireless communications networks. Elsewhere, a tougher competitive landscape for smartphones - cellular phones that also incorporate Internet browsing and e-mail capabilities - sidetracked Canada's Research In Motion, an out-of-index holding and maker of the popular BlackBerry smartphone. Lastly, a large underweighting in MSCI index heavyweight QUALCOMM was counterproductive, as the stock posted a relatively modest loss. That said, I increased the fund's stake in the maker of wireless chips, making QUALCOMM our largest holding by period end, at more than 20% of net assets. Conversely, stock selection in semiconductors, wireless telecommunication services and application software added value. Additionally, the fund's cash position helped cushion its loss. Starent Networks, a provider of infrastructure hardware and software products that enable mobile operators to deliver multimedia services to their subscribers, was the fund's top contributor. The company won several lucrative contracts and in January reported solid fourth-quarter financial results while reaffirming its fiscal 2009 guidance, enabling its stock to post a slight gain during the period. I added substantially to our position in Starent, making it the fund's third-largest holding by period end, at more than 11% of net assets. Arris Group, which provides cable telephony and other broadband equipment, also aided our results, as did a large underweighting in weak-performing major benchmark component Corning, which I sold off entirely by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Communications Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	20.5	16.5
Cisco Systems, Inc.	15.9	13.2
Starent Networks Corp.	11.5	5.1
Comverse Technology, Inc.	4.5	5.2
Motorola, Inc.	4.4	3.5
Ulticom, Inc.	2.4	1.7
SBA Communications Corp. Class A	2.3	0.0
ADC Telecommunications, Inc.	2.1	3.9
VisionChina Media, Inc. ADR	1.7	1.5
F5 Networks, Inc.	1.6	1.4
	66.9
Top Industries (% of fund's net assets)
As of February 28, 2009
Communications Equipment	73.7%
Semiconductors & Semiconductor Equipment	8.3%
Software	6.1%
Wireless Telecommunication Services	3.8%
Media	2.3%
All Others*	5.8%

As of August 31, 2008
Communications Equipment	77.6%
Computers & Peripherals	8.1%
Software	3.3%
Electronic Equipment & Instruments	3.2%
Semiconductors & Semiconductor Equipment	3.2%
All Others*	4.6%

* Includes short-term investments and net other assets.

Annual Report

Select Communications Equipment Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 73.4%
Communications Equipment - 73.4%
Acme Packet, Inc. (a)	154,945	$ 680,209
ADC Telecommunications, Inc. (a)(d)	918,100	2,607,404
Adtran, Inc.	130,900	1,890,196
ADVA AG Optical Networking (a)	246,763	294,459
Alcatel-Lucent SA sponsored ADR (a)	134,700	176,457
Arris Group, Inc. (a)	89,356	546,859
Aruba Networks, Inc. (a)	4,200	11,592
AudioCodes Ltd. (a)	445,190	498,613
Ceragon Networks Ltd. (a)	4,100	19,106
China GrenTech Corp. Ltd. ADR (a)	317,306	323,652
Ciena Corp. (a)(d)	372,741	2,001,619
Cisco Systems, Inc. (a)	1,377,331	20,067,713
Cogo Group, Inc. (a)	82,511	509,093
CommScope, Inc. (a)	148,400	1,325,212
Comverse Technology, Inc. (a)	1,048,210	5,712,745
F5 Networks, Inc. (a)	103,000	2,060,000
Finisar Corp. (a)	92,135	23,034
Foxconn International Holdings Ltd. (a)	80,000	23,208
Harris Stratex Networks, Inc. Class A (a)	100,965	396,792
Infinera Corp. (a)	42,974	309,413
Motorola, Inc.	1,578,500	5,556,320
Opnext, Inc. (a)	199,600	333,332
Polycom, Inc. (a)	18,300	243,390
Powerwave Technologies, Inc. (a)	555,561	188,891
QUALCOMM, Inc.	772,130	25,812,304
Research In Motion Ltd. (a)	48,500	1,937,090
Riverbed Technology, Inc. (a)	25,000	261,750
Sandvine Corp. (a)	673,800	386,648
Sandvine Corp. (U.K.) (a)	1,762,900	1,050,333
Sonus Networks, Inc. (a)	492,032	610,120
Starent Networks Corp. (a)(d)	914,424	14,457,043
Tekelec (a)	23,800	291,788
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	7,900	64,464
Tellabs, Inc. (a)	477,400	1,814,120
		92,484,969
COMPUTERS & PERIPHERALS - 0.1%
Computer Hardware - 0.0%
Compal Electronics, Inc.	1,244	707
Palm, Inc. (a)	4,000	28,960
		29,667
Computer Storage & Peripherals - 0.1%
Isilon Systems, Inc. (a)	500	1,125
STEC, Inc. (a)	14,800	83,472
		84,597
TOTAL COMPUTERS & PERIPHERALS		114,264

	Shares	Value
ELECTRICAL EQUIPMENT - 0.2%
Electrical Components & Equipment - 0.2%
General Cable Corp. (a)	15,500	$ 239,165
ELECTRONIC EQUIPMENT & COMPONENTS - 1.4%
Electronic Components - 0.2%
Amphenol Corp. Class A	7,700	195,734
Electronic Equipment & Instruments - 0.4%
China Security & Surveillance Technology, Inc. (a)(d)	149,103	472,657
Electronic Manufacturing Services - 0.8%
Flextronics International Ltd. (a)	216,900	446,814
SMART Modular Technologies (WWH), Inc. (a)	168,484	205,550
Trimble Navigation Ltd. (a)	27,000	380,700
		1,033,064
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		1,701,455
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc. (a)	300	7,644
INTERNET SOFTWARE & SERVICES - 1.1%
Internet Software & Services - 1.1%
DivX, Inc. (a)	400	1,852
Equinix, Inc. (a)	11,900	552,279
Switch & Data Facilities Co., Inc. (a)	33,200	204,180
Tencent Holdings Ltd.	115,000	656,996
		1,415,307
MEDIA - 2.3%
Advertising - 1.7%
VisionChina Media, Inc. ADR (a)(d)	340,800	2,065,248
Cable & Satellite - 0.6%
Virgin Media, Inc.	161,500	771,970
TOTAL MEDIA		2,837,218
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.3%
Semiconductors - 8.3%
Actel Corp. (a)	19,449	176,402
ANADIGICS, Inc. (a)	122,500	198,450
ARM Holdings PLC sponsored ADR	98,400	412,296
Cavium Networks, Inc. (a)(d)	202,300	1,923,873
Cree, Inc. (a)	4,000	78,560
Exar Corp. (a)	6,701	39,201
Hittite Microwave Corp. (a)	11,100	306,138
Ikanos Communications, Inc. (a)	1,700	2,431
Infineon Technologies AG sponsored ADR (a)(d)	144,500	86,700
International Rectifier Corp. (a)	47,600	597,380
Marvell Technology Group Ltd. (a)	86,000	645,860
MIPS Technologies, Inc. (a)	48,602	97,204
Netlogic Microsystems, Inc. (a)	44,784	1,061,829
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Omnivision Technologies, Inc. (a)	73,100	$ 496,349
ON Semiconductor Corp. (a)	274,630	1,005,146
Pericom Semiconductor Corp. (a)	58,100	311,997
Pixelplus Co. Ltd. ADR (a)	30,925	619
PLX Technology, Inc. (a)	48,400	103,576
Skyworks Solutions, Inc. (a)	146,000	949,000
Standard Microsystems Corp. (a)	1,600	24,912
TriQuint Semiconductor, Inc. (a)	461,000	1,074,130
Zoran Corp. (a)	162,600	845,520
		10,437,573
SOFTWARE - 6.1%
Application Software - 5.4%
Amdocs Ltd. (a)	107,600	1,802,300
ECtel Ltd. (a)	2,790	949
Smith Micro Software, Inc. (a)	238,139	1,012,091
Synchronoss Technologies, Inc. (a)	96,600	921,564
Taleo Corp. Class A (a)	1,800	16,200
Ulticom, Inc. (a)	608,678	3,043,390
		6,796,494
Home Entertainment Software - 0.7%
Ubisoft Entertainment SA (a)	58,200	866,127
Systems Software - 0.0%
Allot Communications Ltd. (a)	9,500	14,155
TOTAL SOFTWARE		7,676,776
WIRELESS TELECOMMUNICATION SERVICES - 3.8%
Wireless Telecommunication Services - 3.8%
American Tower Corp. Class A (a)	44,160	1,285,939
Crown Castle International Corp. (a)	35,100	615,654
SBA Communications Corp. Class A (a)	138,300	2,873,874
		4,775,467
TOTAL COMMON STOCKS (Cost $225,469,231)		121,689,838
Convertible Bonds - 0.3%
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Ciena Corp. 0.25% 5/1/13 (Cost $700,000)	$ 700,000	$ 388,990
Money Market Funds - 8.1%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	3,277,161	3,277,161
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	6,934,175	6,934,175
TOTAL MONEY MARKET FUNDS (Cost $10,211,336)		10,211,336
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $236,380,567)	132,290,164
NET OTHER ASSETS - (5.1)%	(6,371,946)
NET ASSETS - 100%	$ 125,918,218
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 229,487
Fidelity Securities Lending Cash Central Fund	803,223
Total	$ 1,032,710
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 132,290,164	$ 129,009,344	$ 3,280,820	$ -
Income Tax Information

At February 28, 2009, the fund had a capital loss carryforward of approximately $1,235,260,787 of which $865,500,593, $355,447,951, $5,046,977 and $9,265,266 will expire on February 28, 2010, 2011, February 29, 2016 and February 28, 2017, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $36,767,129 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $6,425,815) - See accompanying schedule: Unaffiliated issuers (cost $226,169,231)	$ 122,078,828
Fidelity Central Funds (cost $10,211,336)	10,211,336
Total Investments (cost $236,380,567)		$ 132,290,164
Receivable for investments sold		733,075
Receivable for fund shares sold		51,075
Dividends receivable		123,540
Interest receivable		578
Distributions receivable from Fidelity Central Funds		21,646
Prepaid expenses		1,659
Other receivables		292
Total assets		133,222,029

Liabilities
Payable for investments purchased	$ 71,772
Payable for fund shares redeemed	169,941
Accrued management fee	62,135
Other affiliated payables	37,065
Other payables and accrued expenses	28,723
Collateral on securities loaned, at value	6,934,175
Total liabilities		7,303,811

Net Assets		$ 125,918,218
Net Assets consist of:
Paid in capital		$ 1,504,130,262
Accumulated net investment loss		(67)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,274,121,574)
Net unrealized appreciation (depreciation) on investments		(104,090,403)
Net Assets, for 11,744,970 shares outstanding		$ 125,918,218
Net Asset Value, offering price and redemption price per share ($125,918,218 ÷ 11,744,970 shares)		$ 10.72

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 1,543,173
Interest		27,729
Income from Fidelity Central Funds (including $803,223 from security lending)		1,032,710
		2,603,612
Less foreign taxes withheld		(175,926)
Total income		2,427,686

Expenses
Management fee	$ 1,131,771
Transfer agent fees	603,450
Accounting and security lending fees	83,639
Custodian fees and expenses	21,809
Independent trustees' compensation	848
Registration fees	17,521
Audit	37,411
Legal	5,074
Interest	1,400
Miscellaneous	29,159
Total expenses before reductions	1,932,082
Expense reductions	(14,972)	1,917,110
Net investment income (loss)		510,576
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(47,009,971)
Investment not meeting investment restrictions	(1,106)
Foreign currency transactions	(32,565)
Payment from investment advisor for loss on investment not meeting investment restrictions	1,106
Total net realized gain (loss)		(47,042,536)
Change in net unrealized appreciation (depreciation) on investment securities		(61,760,318)
Net gain (loss)		(108,802,854)
Net increase (decrease) in net assets resulting from operations		$ (108,292,278)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 510,576	$ (1,718,047)
Net realized gain (loss)	(47,042,536)	2,691,518
Change in net unrealized appreciation (depreciation)	(61,760,318)	(11,315,128)
Net increase (decrease) in net assets resulting from operations	(108,292,278)	(10,341,657)
Distributions to shareholders from net investment income	(497,720)	-
Share transactions Proceeds from sales of shares	90,532,492	50,343,117
Reinvestment of distributions	477,121	-
Cost of shares redeemed	(97,531,101)	(120,763,143)
Net increase (decrease) in net assets resulting from share transactions	(6,521,488)	(70,420,026)
Redemption fees	16,560	7,726
Total increase (decrease) in net assets	(115,294,926)	(80,753,957)

Net Assets
Beginning of period	241,213,144	321,967,101
End of period (including accumulated net investment loss of $67 and accumulated net investment loss of $555, respectively)	$ 125,918,218	$ 241,213,144

Other Information Shares
Sold	4,763,695	2,201,275
Issued in reinvestment of distributions	45,106	-
Redeemed	(5,434,215)	(5,427,281)
Net increase (decrease)	(625,414)	(3,226,006)

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.50	$ 20.64	$ 21.67	$ 17.67	$ 20.25
Income from Investment Operations
Net investment income (loss) C	.04	(.12)	(.13)	(.09)	(.11)
Net realized and unrealized gain (loss)	(8.77)	(1.02)	(.90)	4.09	(2.48)
Total from investment operations	(8.73)	(1.14)	(1.03)	4.00	(2.59)
Distributions from net investment income	(.05)	-	-	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 10.72	$ 19.50	$ 20.64	$ 21.67	$ 17.67
Total Return A, B	(44.79)%	(5.52)%	(4.75)%	22.64%	(12.74)%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.93%	1.01%	1.06%	1.07%
Expenses net of fee waivers, if any	.95%	.93%	1.01%	1.06%	1.07%
Expenses net of all reductions	.94%	.93%	1.00%	.94%	.89%
Net investment income (loss)	.25%	(.55)%	(.63)%	(.48)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 125,918	$ 241,213	$ 321,967	$ 480,127	$ 511,210
Portfolio turnover rate E	120%	39%	122%	167%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Computers Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Computers Portfolio	-41.78%	-8.97%	-5.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Computers Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Computers Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Heather Lawrence, Portfolio Manager of Select Computers Portfolio: During the past year, the fund returned -41.78%, trailing the -33.76% result of the MSCI® US Investable Market Computers & Peripherals Index but beating the steeper decline of the S&P 500. Underweighting IBM and two other index heavyweights in the computer hardware group that outperformed the MSCI index, Hewlett-Packard and Apple, accounted for roughly half of the fund's underperformance. Also hampering our results was unrewarding stock picking in communications equipment, which more than offset the benefits of overweighting that strong-performing segment. My picks in computer storage and peripherals also did worse overall than the index names in that group. Other stocks that detracted included Hong Kong-based Ju Teng International Holdings, which makes cases for computer notebooks and was hurt by expectations of slowing demand. In the case of Finnish cellular handset maker Nokia, the company's profit margins eroded and its market share declined. I sold Ju Teng and Nokia by period end. Likewise, Research In Motion, a Canadian company, was hurt by weakening smartphone demand and a loss of market share to rivals. Ju Teng, Nokia and Research In Motion were out-of-index positions. Conversely, the fund's average cash position of a little more than 4% helped cushion its loss. At the individual stock level, performance benefited from hard-disk drive maker Seagate Technology. I underweighted the stock for most of the period but shifted to an overweighting late in 2008, when it had fallen to what I thought were attractive levels and it seemed that the company's loss of market share might slow. The largest absolute contributor was Diebold, a maker of ATMs and other automated transaction processing equipment. The fund's holdings in the stock gained more than 27% due to timely trading. A small position in a convertible bond issued by computer chip manufacturer Advanced Micro Devices also boosted our relative return, as investors saw it as a defensive play that also had some upside potential.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Computers Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	20.8	24.8
Hewlett-Packard Co.	20.7	25.2
International Business Machines Corp.	8.6	5.0
EMC Corp.	4.8	5.0
Dell, Inc.	4.6	4.9
Sun Microsystems, Inc.	3.1	1.0
Seagate Technology	2.9	1.4
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3	0.0
Advanced Micro Devices, Inc.	1.6	0.0
SanDisk Corp.	1.5	2.6
	70.9
Top Industries (% of fund's net assets)
As of February 28, 2009
Computers & Peripherals	77.0%
Semiconductors & Semiconductor Equipment	12.4%
Electronic Equipment & Components	3.3%
Software	2.3%
Communications Equipment	1.6%
All Others*	3.4%

As of August 31, 2008
Computers & Peripherals	78.0%
Communications Equipment	5.7%
Electronic Equipment & Instruments	2.6%
Software	2.5%
Semiconductors & Semiconductor Equipment	1.8%
All Others*	9.4%

* Includes short-term investments and net other assets.

Annual Report

Select Computers Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 1.6%
Communications Equipment - 1.6%
Cisco Systems, Inc. (a)	72,300	$ 1,053,411
QUALCOMM, Inc.	25,900	865,837
Research In Motion Ltd. (a)	34,700	1,385,918
		3,305,166
COMPUTERS & PERIPHERALS - 77.0%
Computer Hardware - 61.2%
3PAR, Inc. (a)	129,500	875,420
Apple, Inc. (a)	482,700	43,109,938
Dell, Inc. (a)	1,126,178	9,606,298
Diebold, Inc.	55,000	1,216,600
Hewlett-Packard Co.	1,479,500	42,949,885
International Business Machines Corp.	194,248	17,876,643
NCR Corp. (a)	133,400	1,056,528
Palm, Inc. (a)	9,700	70,228
Rackable Systems, Inc. (a)	113,900	418,013
Stratasys, Inc. (a)	45,500	414,050
Sun Microsystems, Inc. (a)	1,354,925	6,341,049
Teradata Corp. (a)	32,500	502,450
Wistron Corp.	3,170,000	2,390,060
		126,827,162
Computer Storage & Peripherals - 15.8%
Adaptec, Inc. (a)	447,400	1,046,916
Data Domain, Inc. (a)(d)	94,100	1,221,418
Electronics for Imaging, Inc. (a)	39,024	347,314
EMC Corp. (a)	950,078	9,975,819
Hutchinson Technology, Inc. (a)(d)	259,400	466,920
Imation Corp.	68,500	550,740
Intermec, Inc. (a)	95,800	966,622
Lexmark International, Inc. Class A (a)	52,300	896,422
NetApp, Inc. (a)	153,100	2,057,664
Netezza Corp. (a)	166,500	955,710
QLogic Corp. (a)	63,300	583,626
Quantum Corp. (a)	1,318,200	487,734
SanDisk Corp. (a)	347,100	3,092,661
Seagate Technology	1,397,800	6,010,540
Synaptics, Inc. (a)(d)	64,900	1,346,675
Western Digital Corp. (a)	204,284	2,790,519
		32,797,300
TOTAL COMPUTERS & PERIPHERALS		159,624,462
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Integrated Telecommunication Services - 0.0%
AT&T, Inc.	800	19,016
Verizon Communications, Inc.	700	19,971
		38,987

	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - 3.3%
Electronic Components - 0.5%
AU Optronics Corp. sponsored ADR (d)	138,701	$ 997,260
Electronic Manufacturing Services - 0.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	514,000	1,007,841
Technology Distributors - 2.3%
Arrow Electronics, Inc. (a)	95,700	1,591,491
Ingram Micro, Inc. Class A (a)	171,200	1,864,368
Insight Enterprises, Inc. (a)	99,300	261,159
Tech Data Corp. (a)	60,200	1,040,858
		4,757,876
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		6,762,977
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.2%
Syntel, Inc.	20,762	422,299
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.9%
Semiconductors - 9.9%
Advanced Micro Devices, Inc. (a)(d)	1,518,200	3,309,676
Broadcom Corp. Class A (a)	78,500	1,291,325
Intel Corp.	202,000	2,573,480
Marvell Technology Group Ltd. (a)	202,000	1,517,020
Micron Technology, Inc. (a)	354,600	1,141,812
NVIDIA Corp. (a)	118,300	979,524
PMC-Sierra, Inc. (a)	201,900	1,031,709
Skyworks Solutions, Inc. (a)	377,500	2,453,750
Taiwan Semiconductor Manufacturing Co. Ltd.	3,772,000	4,755,935
United Microelectronics Corp.	2,452,000	539,668
Xilinx, Inc.	54,100	956,488
		20,550,387
SOFTWARE - 2.3%
Application Software - 1.0%
Informatica Corp. (a)	98,500	1,270,650
Quest Software, Inc. (a)	72,200	815,860
		2,086,510
Systems Software - 1.3%
Oracle Corp. (a)	118,700	1,844,598
Phoenix Technologies Ltd. (a)	339,200	793,728
		2,638,326
TOTAL SOFTWARE		4,724,836
SPECIALTY RETAIL - 0.5%
Computer & Electronics Retail - 0.5%
Gamestop Corp. Class A (a)	35,700	961,044
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Trading Companies & Distributors - 0.4%
Samsung C&T Corp.	35,618	753,107
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp. (a)	327,800	$ 1,078,462
TOTAL COMMON STOCKS (Cost $306,605,848)		198,221,727
Convertible Bonds - 2.5%
	Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
Semiconductors - 2.5%
Advanced Micro Devices, Inc. 6% 5/1/15	$ 10,700,000	3,905,500
Xilinx, Inc. 3.125% 3/15/37	1,700,000	1,170,960
TOTAL CONVERTIBLE BONDS (Cost $4,428,427)		5,076,460
Money Market Funds - 4.2%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	2,678,470	$ 2,678,470
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	6,117,350	6,117,350
TOTAL MONEY MARKET FUNDS (Cost $8,795,820)		8,795,820
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $319,830,095)		212,094,007
NET OTHER ASSETS - (2.4)%		(4,930,931)
NET ASSETS - 100%		$ 207,163,076
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 279,359
Fidelity Securities Lending Cash Central Fund	336,450
Total	$ 615,809
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 212,094,007	$ 197,570,936	$ 14,523,071	$ -
Income Tax Information

At February 28, 2009, the fund had a capital loss carryforward of approximately $728,481,031 of which $453,006,030, $251,780,199, and $23,694,802 will expire on February 28, 2010, 2011, and 2017 respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $37,006,431 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $5,918,558) - See accompanying schedule: Unaffiliated issuers (cost $311,034,275)	$ 203,298,187
Fidelity Central Funds (cost $8,795,820)	8,795,820
Total Investments (cost $319,830,095)		$ 212,094,007
Receivable for investments sold		2,010,231
Receivable for fund shares sold		97,332
Dividends receivable		143,848
Interest receivable		236,566
Distributions receivable from Fidelity Central Funds		12,582
Prepaid expenses		2,615
Other receivables		183,852
Total assets		214,781,033

Liabilities
Payable for investments purchased	$ 1,048,148
Payable for fund shares redeemed	253,694
Accrued management fee	104,041
Other affiliated payables	62,776
Other payables and accrued expenses	31,948
Collateral on securities loaned, at value	6,117,350
Total liabilities		7,617,957

Net Assets		$ 207,163,076
Net Assets consist of:
Paid in capital		$ 1,113,674,012
Undistributed net investment income		29,684
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(798,753,488)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,787,132)
Net Assets, for 8,838,480 shares outstanding		$ 207,163,076
Net Asset Value, offering price and redemption price per share ($207,163,076 ÷ 8,838,480 shares)		$ 23.44

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 2,246,215
Interest		110,863
Income from Fidelity Central Funds (including $336,450 from security lending)		615,809
Total income		2,972,887

Expenses
Management fee	$ 1,934,947
Transfer agent fees	985,366
Accounting and security lending fees	139,954
Custodian fees and expenses	31,374
Independent trustees' compensation	1,604
Registration fees	27,180
Audit	39,991
Legal	7,856
Interest	663
Miscellaneous	35,144
Total expenses before reductions	3,204,079
Expense reductions	(44,148)	3,159,931
Net investment income (loss)		(187,044)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(88,229,445)
Investment not meeting investment restrictions	(104)
Foreign currency transactions	(32,341)
Payment from investment advisor for loss on investment not meeting investment restrictions	104
Total net realized gain (loss)		(88,261,786)
Change in net unrealized appreciation (depreciation) on: Investment securities	(62,375,769)
Assets and liabilities in foreign currencies	(49,228)
Total change in net unrealized appreciation (depreciation)		(62,424,997)
Net gain (loss)		(150,686,783)
Net increase (decrease) in net assets resulting from operations		$ (150,873,827)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (187,044)	$ (1,324,683)
Net realized gain (loss)	(88,261,786)	62,985,171
Change in net unrealized appreciation (depreciation)	(62,424,997)	(54,257,215)
Net increase (decrease) in net assets resulting from operations	(150,873,827)	7,403,273
Share transactions Proceeds from sales of shares	52,960,888	250,889,123
Cost of shares redeemed	(132,192,597)	(281,603,085)
Net increase (decrease) in net assets resulting from share transactions	(79,231,709)	(30,713,962)
Redemption fees	17,677	29,659
Total increase (decrease) in net assets	(230,087,859)	(23,281,030)

Net Assets
Beginning of period	437,250,935	460,531,965
End of period (including undistributed net investment income of $29,684 and accumulated net investment loss of $739, respectively)	$ 207,163,076	$ 437,250,935
Other Information Shares
Sold	1,486,599	5,458,006
Redeemed	(3,507,997)	(6,319,547)
Net increase (decrease)	(2,021,398)	(861,541)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 40.26	$ 39.29	$ 37.55	$ 34.65	$ 37.50
Income from Investment Operations
Net investment income (loss) C	(.02)	(.12)	(.10)	(.20)	(.21) F
Net realized and unrealized gain (loss)	(16.80)	1.09	1.83	3.10	(2.64)
Total from investment operations	(16.82)	.97	1.73	2.90	(2.85)
Redemption fees added to paid in capital C	- I	- I	.01	- I	- I
Net asset value, end of period	$ 23.44	$ 40.26	$ 39.29	$ 37.55	$ 34.65
Total Return A, B	(41.78)%	2.47%	4.63%	8.37%	(7.60)%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.92%	1.02%	1.04%	1.05%
Expenses net of fee waivers, if any	.92%	.92%	1.02%	1.04%	1.05%
Expenses net of all reductions	.91%	.91%	1.00%	.98%	.98%
Net investment income (loss)	(.05)%	(.26)%	(.28)%	(.56)%	(.63)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 207,163	$ 437,251	$ 460,532	$ 531,707	$ 667,801
Portfolio turnover rate E	183%	234%	214%	112%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Electronics Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Electronics Portfolio	-42.63%	-13.24%	-4.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Electronics Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Electronics Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Stephen Barwikowski and Christopher Lin, who became Co-Portfolio Managers of Select Electronics Portfolio on January 1, 2009: During the past year, the fund returned -42.63%, about in line with the -42.60% mark of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and modestly outpacing the S&P 500. Strong stock picking in the semiconductor equipment segment had the most positive impact on our results versus the MSCI index. Within that group, a sizable underweighting in MEMC Electronic Materials was beneficial. The company, which makes silicon wafers for the solar and semiconductor industries, was hurt by falling demand, the severe contraction in credit and a sharp pullback in the shares of companies with ties to alternative energy. However, we thought the stock got extremely cheap and still liked the longer-term prospects for solar energy, so we boosted MEMC to an overweighting by period end. Stock selection in computer storage and peripherals and in technology distributors modestly added value, and a small cash position provided some additional downside cushion. Other contributors included wireless infrastructure provider QUALCOMM, Synaptics, a maker of chips for touchscreens, and Taiwan Semiconductor Manufacturing. Underweighting weak-performing KLA-Tencor, a maker of chip equipment, was beneficial as well. QUALCOMM, Synaptics and Taiwan Semiconductor Manufacturing were out-of-index positions. Conversely, stock selection in electrical components and equipment detracted from performance, as did a large underweighting in semiconductors, which outperformed the MSCI index. On an absolute basis, strength in the U.S. dollar was detrimental to the fund's foreign holdings. At the stock level, the biggest detractor by a long shot was personal computer chip maker Intel, which hurt because it outperformed the MSCI index and we underweighted it. That said, Intel was the fund's largest holding at period end. Underweighting two other chip stocks that outperformed worked against performance as well: Cypress Semiconductor and Linear Technology. Among stocks we overweighted, one detractor was Finland's Nokia, which declined steadily during the period amid slackening demand for cellular handsets and an erosion of market share. The fund did not own Nokia at period end. Another was Arrowhead Research, a development-stage nanotechnology holding that was in the fund when we took over. Nokia and Arrowhead were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Electronics Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	22.5	23.4
Texas Instruments, Inc.	9.6	7.5
Applied Materials, Inc.	7.1	8.3
Marvell Technology Group Ltd.	3.3	0.7
National Semiconductor Corp.	2.6	0.0
Atmel Corp.	2.5	0.0
NVIDIA Corp.	2.3	1.3
Analog Devices, Inc.	2.2	0.0
Broadcom Corp. Class A	2.1	3.2
Lam Research Corp.	2.1	2.4
	56.3
Top Industries (% of fund's net assets)
As of February 28, 2009
Semiconductors & Semiconductor Equipment	87.0%
Electronic Equipment & Components	4.0%
Communications Equipment	2.6%
Computers & Peripherals	1.1%
Electrical Equipment	0.9%
All Others*	4.4%

As of August 31, 2008
Semiconductors & Semiconductor Equipment	75.3%
Communications Equipment	5.5%
Electrical Equipment	5.1%
Computers & Peripherals	4.3%
Electronic Equipment & Instruments	2.7%
All Others*	7.1%

* Includes short-term investments and net other assets.

Annual Report

Select Electronics Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 2.3%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	171,200	$ 2,494,384
QUALCOMM, Inc.	313,700	10,486,991
		12,981,375
COMPUTERS & PERIPHERALS - 0.9%
Computer Hardware - 0.2%
HTC Corp.	101,000	1,093,365
Computer Storage & Peripherals - 0.7%
SanDisk Corp. (a)	130,500	1,162,755
Seagate Technology	604,700	2,600,210
		3,762,965
TOTAL COMPUTERS & PERIPHERALS		4,856,330
ELECTRICAL EQUIPMENT - 0.9%
Electrical Components & Equipment - 0.9%
First Solar, Inc. (a)	6,400	676,736
Motech Industries, Inc.	1	2
Q-Cells SE (a)(e)	60,000	994,072
Renewable Energy Corp. AS (a)(e)	159,600	1,082,646
SolarWorld AG (e)	76,100	1,316,256
Sunpower Corp. Class B (a)	33,200	822,032
		4,891,744
ELECTRONIC EQUIPMENT & COMPONENTS - 3.5%
Electronic Components - 0.6%
Everlight Electronics Co. Ltd.	1,464,993	2,233,920
Vishay Intertechnology, Inc. (a)	606,300	1,546,065
		3,779,985
Electronic Manufacturing Services - 0.6%
DDi Corp. (a)	173,600	558,992
Flextronics International Ltd. (a)	1,090,093	2,245,592
Jabil Circuit, Inc.	148,600	615,204
		3,419,788
Technology Distributors - 2.3%
Arrow Electronics, Inc. (a)	157,800	2,624,214
Avnet, Inc. (a)	487,800	8,424,306
Ingram Micro, Inc. Class A (a)	153,100	1,667,259
Insight Enterprises, Inc. (a)	46,200	121,506
		12,837,285
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		20,037,058
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Arrowhead Research Corp. (a)(e)	2,126,672	829,402
Arrowhead Research Corp. warrants 5/21/17 (a)	285,468	75,779
		905,181

	Shares	Value
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Timminco Ltd. (a)	200,000	$ 517,235
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 83.5%
Semiconductor Equipment - 17.8%
Advanced Energy Industries, Inc. (a)	14,100	95,316
Aixtron AG	332,400	1,348,606
Amkor Technology, Inc. (a)	278,800	476,748
Applied Materials, Inc.	4,307,100	39,668,391
ASML Holding NV (NY Shares)	600,400	9,084,052
ATMI, Inc. (a)	105,700	1,405,810
Brooks Automation, Inc. (a)	26,400	112,992
Cabot Microelectronics Corp. (a)	11,300	232,554
Cohu, Inc.	9,700	82,159
Cymer, Inc. (a)	315,871	5,834,137
Entegris, Inc. (a)	45,200	27,572
FEI Co. (a)	15,400	220,374
FormFactor, Inc. (a)	102,000	1,474,920
Global Unichip Corp.	451,382	1,916,964
KLA-Tencor Corp.	71,500	1,233,375
Kulicke & Soffa Industries, Inc. (a)	320,683	432,922
Lam Research Corp. (a)(e)	589,800	11,536,488
MEMC Electronic Materials, Inc. (a)	739,800	11,104,398
MKS Instruments, Inc. (a)	18,000	226,620
Novellus Systems, Inc. (a)	40,900	521,475
Teradyne, Inc. (a)	30,700	126,791
Tessera Technologies, Inc. (a)	257,200	2,777,760
Ultratech, Inc. (a)	10,300	113,094
Varian Semiconductor Equipment Associates, Inc. (a)	564,500	10,302,125
Veeco Instruments, Inc. (a)	12,100	51,546
Verigy Ltd. (a)	24,200	167,222
		100,574,411
Semiconductors - 65.7%
Actel Corp. (a)	10,400	94,328
Advanced Analogic Technologies, Inc. (a)	865,600	2,726,640
Advanced Micro Devices, Inc. (a)(e)	927,400	2,021,732
Advanced Semiconductor Engineering, Inc. sponsored ADR (e)	2,772,702	4,713,593
Altera Corp.	252,900	3,876,957
Analog Devices, Inc.	674,900	12,580,136
Applied Micro Circuits Corp. (a)	92,800	335,008
ARM Holdings PLC sponsored ADR (e)	1,647,200	6,901,768
Atheros Communications, Inc. (a)	53,900	651,112
Atmel Corp. (a)	3,984,700	14,225,379
Broadcom Corp. Class A (a)(e)	724,000	11,909,800
California Micro Devices Corp. (a)	352,774	737,298
Cavium Networks, Inc. (a)	177,800	1,690,878
Chartered Semiconductor Manufacturing Ltd. sponsored ADR (a)	678,519	1,072,060
Cirrus Logic, Inc. (a)	161,700	574,035
Cree, Inc. (a)	29,600	581,344
CSR PLC (a)(e)	97,800	276,143
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Cypress Semiconductor Corp. (a)	378,800	$ 2,106,128
Diodes, Inc. (a)	12,200	94,916
DSP Group, Inc. (a)	12,100	67,155
Exar Corp. (a)	15,000	87,750
Fairchild Semiconductor International, Inc. (a)	1,520,400	5,321,400
Himax Technologies, Inc. sponsored ADR	356,700	588,555
Infineon Technologies AG sponsored ADR (a)(e)	1,483,300	889,980
Integrated Device Technology, Inc. (a)	761,400	3,411,072
Intel Corp.	9,928,400	126,487,815
International Rectifier Corp. (a)	348,100	4,368,655
Intersil Corp. Class A	464,700	4,698,117
Linear Technology Corp.	88,300	1,924,940
LSI Corp. (a)	611,200	1,772,480
Marvell Technology Group Ltd. (a)	2,465,100	18,512,901
Maxim Integrated Products, Inc.	328,700	3,977,270
Micrel, Inc.	23,000	152,950
Microchip Technology, Inc.	47,800	897,206
Micron Technology, Inc. (a)	2,282,200	7,348,684
Microsemi Corp. (a)	214,000	2,163,540
National Semiconductor Corp.	1,354,700	14,766,230
Netlogic Microsystems, Inc. (a)	7,500	177,825
NVIDIA Corp. (a)	1,578,650	13,071,222
O2Micro International Ltd. sponsored ADR (a)	479,200	1,111,744
Omnivision Technologies, Inc. (a)	115,600	784,924
ON Semiconductor Corp. (a)	220,500	807,030
PMC-Sierra, Inc. (a)	649,700	3,319,967
Power Integrations, Inc.	46,000	844,100
Rambus, Inc. (a)	38,800	332,128
RF Micro Devices, Inc. (a)	455,700	414,687
Richtek Technology Corp.	409,000	1,747,575
Samsung Electronics Co. Ltd.	12,958	3,985,465
Semtech Corp. (a)	27,800	326,650
Sigma Designs, Inc. (a)(e)	10,800	148,176
Silicon Image, Inc. (a)	355,845	825,560
Silicon Laboratories, Inc. (a)	19,600	429,240
Silicon Storage Technology, Inc. (a)	39,300	57,378
Siliconware Precision Industries Co. Ltd. sponsored ADR (e)	559,100	2,476,813
SiRF Technology Holdings, Inc. (a)	251,700	460,611
Skyworks Solutions, Inc. (a)	514,600	3,344,900
Standard Microsystems Corp. (a)	101,600	1,581,912
Supertex, Inc. (a)	39,800	830,228
Taiwan Semiconductor Manufacturing Co. Ltd.	706,000	890,162
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,116,300	8,416,902
Texas Instruments, Inc.	3,756,200	53,901,470
TriQuint Semiconductor, Inc. (a)	61,600	143,528

	Shares	Value
Xilinx, Inc.	204,800	$ 3,620,864
Zoran Corp. (a)	241,700	1,256,840
		369,913,856
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		470,488,267
SOFTWARE - 0.0%
Home Entertainment Software - 0.0%
Nintendo Co. Ltd.	200	56,400
TOTAL COMMON STOCKS (Cost $1,005,369,315)		514,733,590
Corporate Bonds - 4.5%
		Principal Amount (d)
Convertible Bonds - 4.1%
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Lucent Technologies, Inc. 2.875% 6/15/25		$ 3,660,000	1,590,673
COMPUTERS & PERIPHERALS - 0.2%
Computer Storage & Peripherals - 0.2%
Maxtor Corp. 2.375% 8/15/12		1,690,000	1,002,508
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Manufacturing Services - 0.5%
TTM Technologies, Inc. 3.25% 5/15/15		5,260,000	2,687,334
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Semiconductor Equipment - 0.6%
Amkor Technology, Inc. 2.5% 5/15/11		5,920,000	3,535,424
Semiconductors - 2.5%
Advanced Micro Devices, Inc.:
5.75% 8/15/12		1,000,000	401,250
6% 5/1/15		17,270,000	6,303,550
Diodes, Inc. 2.25% 10/1/26		2,830,000	1,997,980
Infineon Technologies Holding BV 5% 6/5/10	EUR	4,450,000	2,199,746
Xilinx, Inc. 3.125% 3/15/37		4,790,000	3,299,352
			14,201,878
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			17,737,302
TOTAL CONVERTIBLE BONDS			23,017,817
Corporate Bonds - continued
		Principal Amount	Value
Nonconvertible Bonds - 0.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%
Semiconductors - 0.4%
Avago Technologies Finance Ltd.:
10.125% 12/1/13		$ 500,000	$ 421,250
11.875% 12/1/15		1,500,000	1,110,000
Freescale Semiconductor, Inc.:
9.875% 12/15/14 pay-in-kind (f)		2,500,000	111,068
10.125% 12/15/16		2,000,000	260,000
NXP BV:
7.875% 10/15/14		1,995,000	389,025
9.5% 10/15/15		2,000,000	150,000
			2,441,343
TOTAL CORPORATE BONDS (Cost $28,017,021)			25,459,160
Money Market Funds - 5.9%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	21,870,843	21,870,843
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	11,631,260	11,631,260
TOTAL MONEY MARKET FUNDS (Cost $33,502,103)		33,502,103
Cash Equivalents - 0.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.25%, dated 2/27/09 due 3/2/09 (Collateralized by U.S. Treasury Obligations) # (Cost $69,000)	$ 69,001	$ 69,000
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $1,066,957,439)		573,763,853
NET OTHER ASSETS - (1.8)%		(10,310,410)
NET ASSETS - 100%		$ 563,453,443
Currency Abbreviation
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$69,000 due 3/02/09 at 0.25%
BNP Paribas Securities Corp.	$ 37,085
Barclays Capital, Inc.	8,953
Citigroup Global Markets, Inc.	5,116
HSBC Securities (USA), Inc.	2,558
J.P. Morgan Securities, Inc.	5,056
Societe Generale, New York Branch	10,232
$ 69,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 440,241
Fidelity Securities Lending Cash Central Fund	564,292
Total	$ 1,004,533
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arrowhead Research Corp.	$ 10,303,312	$ 251,673	$ 2,667,961	$ -	$ -
Nanophase Technologies Corp.	6,595,232	-	3,092,579	-	-
Total	$ 16,898,544	$ 251,673	$ 5,760,540	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 573,763,853	$ 531,218,338	$ 42,545,515	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.0%
Taiwan	4.1%
Bermuda	3.3%
Netherlands	2.1%
United Kingdom	1.3%
Others (individually less than 1%)	3.2%
100.0%
Income Tax Information

At February 28, 2009, the fund had a capital loss carryforward of approximately $2,645,400,056 of which $804,312,747, $1,514,779,921, $67,503,898 and $258,803,490 will expire on February 28, 2010, 2011, February 29, 2012 and February 28, 2017, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $163,607,371 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $11,034,498 and repurchase agreements of $69,000) - See accompanying schedule: Unaffiliated issuers (cost $1,033,455,336)	$ 540,261,750
Fidelity Central Funds (cost $33,502,103)	33,502,103
Total Investments (cost $1,066,957,439)		$ 573,763,853
Cash		30,218
Receivable for investments sold		6,255,209
Receivable for fund shares sold		253,895
Dividends receivable		1,918,823
Interest receivable		1,023,577
Distributions receivable from Fidelity Central Funds		25,956
Prepaid expenses		7,573
Other receivables		31,401
Total assets		583,310,505

Liabilities
Payable for investments purchased	$ 7,232,546
Payable for fund shares redeemed	487,302
Accrued management fee	280,087
Other affiliated payables	167,352
Other payables and accrued expenses	58,515
Collateral on securities loaned, at value	11,631,260
Total liabilities		19,857,062

Net Assets		$ 563,453,443
Net Assets consist of:
Paid in capital		$ 3,893,271,923
Undistributed net investment income		2,316,529
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,838,915,872)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(493,219,137)
Net Assets, for 26,667,129 shares outstanding		$ 563,453,443
Net Asset Value, offering price and redemption price per share ($563,453,443 ÷ 26,667,129 shares)		$ 21.13

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 17,962,458
Interest		880,186
Income from Fidelity Central Funds (including $564,292 from security lending)		1,004,533
		19,847,177
Less foreign taxes withheld		(1,172,238)
Total income		18,674,939

Expenses
Management fee	$ 5,372,059
Transfer agent fees	2,635,314
Accounting and security lending fees	336,897
Custodian fees and expenses	102,725
Independent trustees' compensation	5,056
Depreciation in deferred trustee compensation account	(386)
Registration fees	26,906
Audit	41,901
Legal	10,600
Miscellaneous	88,199
Total expenses before reductions	8,619,271
Expense reductions	(97,680)	8,521,591
Net investment income (loss)		10,153,348
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(320,832,156)
Other affiliated issuers	(16,917,126)
Foreign currency transactions	(358,093)
Total net realized gain (loss)		(338,107,375)
Change in net unrealized appreciation (depreciation) on: Investment securities	(139,536,289)
Assets and liabilities in foreign currencies	(25,865)
Total change in net unrealized appreciation (depreciation)		(139,562,154)
Net gain (loss)		(477,669,529)
Net increase (decrease) in net assets resulting from operations		$ (467,516,181)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,153,348	$ 6,113,873
Net realized gain (loss)	(338,107,375)	22,171,161
Change in net unrealized appreciation (depreciation)	(139,562,154)	(302,178,662)
Net increase (decrease) in net assets resulting from operations	(467,516,181)	(273,893,628)
Distributions to shareholders from net investment income	(5,135,720)	(5,736,828)
Distributions to shareholders from net realized gain	-	(4,099,933)
Total distributions	(5,135,720)	(9,836,761)
Share transactions Proceeds from sales of shares	85,955,651	145,805,179
Reinvestment of distributions	4,870,280	9,356,072
Cost of shares redeemed	(256,580,265)	(613,892,168)
Net increase (decrease) in net assets resulting from share transactions	(165,754,334)	(458,730,917)
Redemption fees	35,043	63,102
Total increase (decrease) in net assets	(638,371,192)	(742,398,204)

Net Assets
Beginning of period	1,201,824,635	1,944,222,839
End of period (including undistributed net investment income of $2,316,529 and accumulated net investment loss of $1,850,134, respectively)	$ 563,453,443	$ 1,201,824,635
Other Information Shares
Sold	2,625,746	3,124,320
Issued in reinvestment of distributions	236,536	199,414
Redeemed	(8,528,536)	(13,126,353)
Net increase (decrease)	(5,666,254)	(9,802,619)

Financial Highlights

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 37.17	$ 46.14	$ 46.60	$ 38.93	$ 43.67
Income from Investment Operations
Net investment income (loss) C	.34	.17	.05	(.07)	(.17)
Net realized and unrealized gain (loss)	(16.19)	(8.85)	(.48)	7.73	(4.58)
Total from investment operations	(15.85)	(8.68)	(.43)	7.66	(4.75)
Distributions from net investment income	(.19)	(.17)	(.03)	-	-
Distributions from net realized gain	-	(.12)	-	-	-
Total distributions	(.19)	(.29)	(.03)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 21.13	$ 37.17	$ 46.14	$ 46.60	$ 38.93
Total Return A, B	(42.63)%	(18.95)%	(.92)%	19.70%	(10.85)%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.87%	.91%	.95%	.96%
Expenses net of fee waivers, if any	.89%	.87%	.91%	.95%	.96%
Expenses net of all reductions	.88%	.86%	.89%	.88%	.89%
Net investment income (loss)	1.05%	.36%	.11%	(.17)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 563,453	$ 1,201,825	$ 1,944,223	$ 2,840,570	$ 2,797,324
Portfolio turnover rate E	91%	87%	97%	80%	119%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select IT Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select IT Services Portfolio A	-28.10%	0.03%	2.39%

A Prior to October 1, 2006, Select IT Services Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select IT Services Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Kyle Weaver, who became Portfolio Manager of Select IT Services Portfolio on February 1, 2009: During the past year, the fund returned -28.10%, trailing the -24.49% return of the MSCI® US Investable Market IT Services Index but beating the steeper decline of the S&P 500. Versus the MSCI index, unfavorable stock picking in the index's largest subindustry group, data processing and outsourced services, accounted for more than half of the total performance shortfall. Also undermining the fund's results was weak stock selection in the IT consulting and other services segment. VeriFone, specializing in secure electronic payment solutions, was the largest individual detractor. Its shares were particularly punished by investors in the fourth quarter, when the company reduced its financial guidance and the stock was downgraded by Wall Street analysts. Having lighter-than-index exposures to systems integration specialist Electronic Data Systems - which announced that it would be acquired - and payroll processor Automatic Data Processing was counterproductive, as both stocks outperformed the MSCI index. Other detractors included money transfer provider Western Union, Alliance Data Systems and Wright Express. Alliance manages loyalty and payment programs for retailers, while Wright Express provides payment services to the trucking industry. Conversely, stock selection in the diversified support services group modestly aided performance, as did a small cash position. Electronic payment network providers Visa and MasterCard, the fund's two largest positions at period end, both contributed to performance. Although many investors avoided these stocks in the mistaken belief that they would be hurt by the growing problem with credit card delinquency, in fact neither company has direct credit risk in the way that the issuers of credit cards do. Not owning index component DST Systems, a provider of information processing and software services/products, also helped, as did overweightings in Affiliated Computer Services, which provides an array of data processing services that help corporate and government customers save money, and leading IT services provider Accenture.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select IT Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc.	15.2	12.5
MasterCard, Inc. Class A	12.3	6.3
Accenture Ltd. Class A	11.4	12.9
Fiserv, Inc.	6.4	4.6
Affiliated Computer Services, Inc. Class A	4.6	4.6
Cognizant Technology Solutions Corp. Class A	4.5	4.7
Automatic Data Processing, Inc.	4.4	4.3
Alliance Data Systems Corp.	3.4	4.1
Fidelity National Information Services, Inc.	3.2	0.9
The Western Union Co.	3.1	10.8
	68.5
Top Industries (% of fund's net assets)
As of February 28, 2009
IT Services	97.9%
All Others*	2.1%

As of August 31, 2008
IT Services	90.4%
Software	2.1%
Semiconductors & Semiconductor Equipment	1.3%
Energy Equipment & Services	1.2%
Diversified Financial Services	1.1%
All Others*	3.9%

* Includes short-term investments and net other assets.

Annual Report

Select IT Services Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
IT SERVICES - 97.9%
Data Processing & Outsourced Services - 74.6%
Affiliated Computer Services, Inc. Class A (a)	47,200	$ 2,200,936
Alliance Data Systems Corp. (a)	55,400	1,639,840
Automatic Data Processing, Inc.	61,200	2,089,980
Broadridge Financial Solutions, Inc.	44,700	714,306
Cass Information Systems, Inc.	2,200	56,782
Computer Sciences Corp. (a)	8,600	298,764
Convergys Corp. (a)	40,700	262,515
CyberSource Corp. (a)	96,601	1,190,124
ExlService Holdings, Inc. (a)	4,400	35,596
Fidelity National Information Services, Inc.	89,200	1,561,000
Fiserv, Inc. (a)	93,800	3,059,756
Genpact Ltd. (a)	57,500	455,400
Gevity HR, Inc.	6,800	14,484
Global Cash Access Holdings, Inc. (a)	13,800	38,778
Global Payments, Inc.	18,700	573,716
Heartland Payment Systems, Inc.	7,200	39,672
infoGROUP, Inc.	11,100	32,856
Lender Processing Services, Inc.	47,400	1,241,406
MasterCard, Inc. Class A (d)	37,515	5,928,495
Metavante Holding Co. (a)	85,400	1,435,574
NeuStar, Inc. Class A (a)	24,100	373,309
Paychex, Inc.	63,187	1,393,905
Teletech Holdings, Inc. (a)	43,600	377,576
The Western Union Co.	134,400	1,499,904
TNS, Inc. (a)	7,200	48,168
VeriFone Holdings, Inc. (a)(d)	116,700	506,478
Visa, Inc. (d)	129,012	7,316,272
Wright Express Corp. (a)	98,300	1,439,112
		35,824,704
IT Consulting & Other Services - 23.3%
Accenture Ltd. Class A	187,200	5,464,368
Acxiom Corp.	20,600	170,568
CACI International, Inc. Class A (a)	9,300	397,761
China Information Security Technology, Inc. (a)	7,800	19,890
Ciber, Inc. (a)	34,500	89,355

	Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	116,716	$ 2,147,574
iGate Corp.	6,900	20,700
Integral Systems, Inc. (a)	5,000	45,650
ManTech International Corp. Class A (a)	6,600	344,322
Maximus, Inc.	5,800	213,730
NCI, Inc. Class A (a)	2,200	59,840
Ness Technologies, Inc. (a)	11,600	33,988
Perot Systems Corp. Class A (a)	27,900	317,502
RightNow Technologies, Inc. (a)	6,400	50,880
SAIC, Inc. (a)	56,500	1,068,415
Sapient Corp. (a)	131,300	502,879
SRA International, Inc. Class A (a)	13,400	181,972
Unisys Corp. (a)	127,200	45,792
		11,175,186
TOTAL COMMON STOCK (Cost $57,402,719)		46,999,890
Money Market Funds - 29.4%

Fidelity Cash Central Fund, 0.59% (b)	826,505	826,505
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	13,305,900	13,305,900
TOTAL MONEY MARKET FUNDS (Cost $14,132,405)		14,132,405
TOTAL INVESTMENT PORTFOLIO - 127.3% (Cost $71,535,124)		61,132,295
NET OTHER ASSETS - (27.3)%		(13,093,740)
NET ASSETS - 100%		$ 48,038,555
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,290
Fidelity Securities Lending Cash Central Fund	36,588
Total	$ 62,878
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 61,132,295	$ 61,132,295	$ -	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.7%
Bermuda	12.3%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $8,723,192 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $9,120,573 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $13,198,144) - See accompanying schedule: Unaffiliated issuers (cost $57,402,719)	$ 46,999,890
Fidelity Central Funds (cost $14,132,405)	14,132,405
Total Investments (cost $71,535,124)		$ 61,132,295
Receivable for fund shares sold		372,781
Dividends receivable		14,305
Distributions receivable from Fidelity Central Funds		3,329
Prepaid expenses		575
Other receivables		8,700
Total assets		61,531,985

Liabilities
Payable for fund shares redeemed	$ 124,317
Accrued management fee	22,866
Other affiliated payables	12,598
Other payables and accrued expenses	27,749
Collateral on securities loaned, at value	13,305,900
Total liabilities		13,493,430

Net Assets		$ 48,038,555
Net Assets consist of:
Paid in capital		$ 77,926,732
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,483,408)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,404,769)
Net Assets, for 4,524,516 shares outstanding		$ 48,038,555
Net Asset Value, offering price and redemption price per share ($48,038,555 ÷ 4,524,516 shares)		$ 10.62

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 414,030
Interest		1,418
Income from Fidelity Central Funds (including $36,588 from security lending)		62,878
Total income		478,326

Expenses
Management fee	$ 311,850
Transfer agent fees	153,138
Accounting and security lending fees	23,116
Custodian fees and expenses	6,489
Independent trustees' compensation	285
Registration fees	23,555
Audit	35,569
Legal	282
Miscellaneous	2,771
Total expenses		557,055
Net investment income (loss)		(78,729)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,667,806)
Foreign currency transactions	(9)
Total net realized gain (loss)		(17,667,815)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,349,423)
Assets and liabilities in foreign currencies	(2,416)
Total change in net unrealized appreciation (depreciation)		(8,351,839)
Net gain (loss)		(26,019,654)
Net increase (decrease) in net assets resulting from operations		$ (26,098,383)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (78,729)	$ (154,598)
Net realized gain (loss)	(17,667,815)	2,938,480
Change in net unrealized appreciation (depreciation)	(8,351,839)	(6,523,106)
Net increase (decrease) in net assets resulting from operations	(26,098,383)	(3,739,224)
Distributions to shareholders from net realized gain	-	(5,634,398)
Share transactions Proceeds from sales of shares	94,940,325	55,191,810
Reinvestment of distributions	-	5,422,390
Cost of shares redeemed	(59,676,679)	(46,509,564)
Net increase (decrease) in net assets resulting from share transactions	35,263,646	14,104,636
Redemption fees	30,945	6,975
Total increase (decrease) in net assets	9,196,208	4,737,989

Net Assets
Beginning of period	38,842,347	34,104,358
End of period	$ 48,038,555	$ 38,842,347
Other Information Shares
Sold	6,271,982	3,017,956
Issued in reinvestment of distributions	-	325,365
Redeemed	(4,378,124)	(2,673,018)
Net increase (decrease)	1,893,858	670,303

Financial Highlights

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 17.40	$ 17.43	$ 15.50	$ 14.14
Income from Investment Operations
Net investment income (loss) C	(.02)	(.06)	(.07)	(.03) F	(.10) G
Net realized and unrealized gain (loss)	(4.14)	(.25)	1.73	2.59	1.70
Total from investment operations	(4.16)	(.31)	1.66	2.56	1.60
Distributions from net realized gain	-	(2.32)	(1.70)	(.63)	(.24)
Redemption fees added to paid in capital C	.01	- J	.01	- J	- J
Net asset value, end of period	$ 10.62	$ 14.77	$ 17.40	$ 17.43	$ 15.50
Total Return A, B	(28.10)%	(2.94)%	10.11%	17.14%	11.26%
Ratios to Average Net Assets D, H
Expenses before reductions	1.00%	1.06%	1.19%	1.22%	1.24%
Expenses net of fee waivers, if any	1.00%	1.06%	1.16%	1.22%	1.23%
Expenses net of all reductions	1.00%	1.06%	1.15%	1.18%	1.21%
Net investment income (loss)	(.14)%	(.32)%	(.42)%	(.17)% F	(.66)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,039	$ 38,842	$ 34,104	$ 39,392	$ 37,165
Portfolio turnover rate E	140%	212%	200%	73%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%. G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.81)%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Networking and Infrastructure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Life of fundA
Select Networking and Infrastructure Portfolio	-38.58%	-14.58%	-22.13%

A From September 21, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Networking and Infrastructure Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Charlie Chai, Portfolio Manager of Select Networking and Infrastructure Portfolio: During the past year, the fund returned -38.58%, trailing the -37.03% return of the MSCI® US Investable Market Information Technology Index but topping the S&P 500. Versus the MSCI index, unfavorable stock selection and, to a lesser extent, a sizable overweighting in the weak-performing communications equipment segment hurt our results. In computer hardware, unfavorable stock picking and a large underweighting detracted in roughly equal amounts. Having no representation in the data processing and outsourced services group worked against us as well. On an absolute basis, the stronger U.S. dollar dampened the returns of our foreign holdings. Large overweightings in two providers of infrastructure solutions for communications networks, CommScope and ADC Telecommunications, hampered performance, as both repeatedly lowered quarterly financial guidance during the period. Elsewhere, a tougher competitive landscape for smartphones sidetracked Canada's Research In Motion, an out-of-index holding that I sold by period end. Having no stake in major benchmark component IBM (International Business Machines) further detracted. Conversely, a sizable cash position helped cushion the fund's loss considerably. Moreover, stock selection added value in semiconductors, Internet software and services, computer storage and peripherals, and systems software, although in the latter case the benefits were offset by underweighting that relatively strong-performing group. Proceeds received from litigation also contributed meaningfully to performance. The top relative contributor was Starent Networks, a provider of infrastructure hardware and software products that enable mobile operators to deliver multimedia services to their subscribers, and the fund's fourth-largest holding at period end. Arris Group, which provides cable telephony and other broadband equipment, further aided our results, as did Marvell Technology Group, which supplies chips for personal computers and other consumer electronics devices. The stock had a nice pop in spring 2008.

Note to shareholders: On November 18, 2008, the Board of Trustees agreed to present a proposal to shareholders to merge Select Networking and Infrastructure Portfolio into Select Communications Equipment Portfolio. Shareholders of Select Networking and Infrastructure Portfolio are expected to meet on May 19, 2009, to vote on the proposal. If approved, the merger is expected to be completed on or about June 19, 2009.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Select Communications Equipment Portfolio, please call 1-800-544-3198. The Prospectus/Proxy Statement also is available for free on the Securities and Exchange Commission's Web site (www.sec.gov).

The fund closed to most new accounts at the close of business on March 19, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Networking and Infrastructure Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	7.5	9.1
Google, Inc. Class A (sub. vtg.)	7.1	4.0
Symantec Corp.	6.0	0.0
Starent Networks Corp.	5.5	2.7
Tessera Technologies, Inc.	4.0	1.8
NetApp, Inc.	3.6	0.0
Marvell Technology Group Ltd.	3.2	0.0
Broadcom Corp. Class A	3.0	4.0
F5 Networks, Inc.	2.9	3.0
Check Point Software Technologies Ltd.	2.7	0.0
	45.5
Top Industries (% of fund's net assets)
As of February 28, 2009
Communications Equipment	29.4%
Semiconductors & Semiconductor Equipment	28.1%
Software	14.2%
Internet Software & Services	12.5%
Computers & Peripherals	6.8%
All Others*	9.0%

As of August 31, 2008
Communications Equipment	49.5%
Semiconductors & Semiconductor Equipment	22.7%
Computers & Peripherals	9.8%
Internet Software & Services	5.4%
Software	1.5%
All Others*	11.1%

* Includes short-term investments and net other assets.

Annual Report

Select Networking and Infrastructure Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 29.1%
Communications Equipment - 29.1%
Acme Packet, Inc. (a)	32,800	$ 143,992
ADC Telecommunications, Inc. (a)	157,900	448,436
Adtran, Inc.	2,200	31,768
ADVA AG Optical Networking (a)	108,636	129,634
Arris Group, Inc. (a)	44,100	269,892
Aruba Networks, Inc. (a)	1,100	3,036
Ciena Corp. (a)(d)	19,300	103,641
Cisco Systems, Inc. (a)	198,400	2,890,685
Cogo Group, Inc. (a)	105,600	651,552
CommScope, Inc. (a)	15,000	133,950
Comverse Technology, Inc. (a)	48,700	265,415
DragonWave, Inc. (a)	52,400	64,668
F5 Networks, Inc. (a)	56,400	1,128,000
Finisar Corp. (a)	290,752	72,688
Foxconn International Holdings Ltd. (a)	39,000	11,314
Harmonic, Inc. (a)	95,800	521,152
Infinera Corp. (a)	11,800	84,960
Juniper Networks, Inc. (a)	4,000	56,840
Oplink Communications, Inc. (a)	25,800	190,920
Powerwave Technologies, Inc. (a)	214,000	72,760
QUALCOMM, Inc.	15,700	524,851
Sandvine Corp. (a)	166,900	95,773
Sandvine Corp. (U.K.) (a)	230,900	137,570
Sonus Networks, Inc. (a)	171,100	212,164
Starent Networks Corp. (a)	135,100	2,135,931
Symmetricom, Inc. (a)	45,100	152,438
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	39,100	319,056
Tellabs, Inc. (a)	89,500	340,100
		11,193,186
COMPUTERS & PERIPHERALS - 6.8%
Computer Hardware - 1.0%
Sun Microsystems, Inc. (a)	85,500	400,140
Computer Storage & Peripherals - 5.8%
EMC Corp. (a)	68,200	716,100
Isilon Systems, Inc. (a)	100	225
NetApp, Inc. (a)	104,400	1,403,136
STEC, Inc. (a)	18,500	104,340
		2,223,801
TOTAL COMPUTERS & PERIPHERALS		2,623,941
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
General Cable Corp. (a)	5,900	91,037
ELECTRONIC EQUIPMENT & COMPONENTS - 1.9%
Electronic Components - 0.2%
Amphenol Corp. Class A	3,200	81,344
Chi Mei Optoelectronics Corp.	4,245	1,353
		82,697

	Shares	Value
Electronic Equipment & Instruments - 0.3%
China Security & Surveillance Technology, Inc. (a)(d)	39,800	$ 126,166
Electronic Manufacturing Services - 0.5%
Flextronics International Ltd. (a)	64,400	132,664
Hon Hai Precision Industry Co. Ltd. (Foxconn)	11,442	22,435
SMART Modular Technologies (WWH), Inc. (a)	22,400	27,328
		182,427
Technology Distributors - 0.9%
Arrow Electronics, Inc. (a)	10,100	167,963
Avnet, Inc. (a)	10,000	172,700
		340,663
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		731,953
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc. (a)	100	2,548
HOUSEHOLD DURABLES - 0.0%
Consumer Electronics - 0.0%
DEI Holdings, Inc. (a)	48,100	4,329
INTERNET SOFTWARE & SERVICES - 12.5%
Internet Software & Services - 12.5%
Ariba, Inc. (a)	53,800	470,750
Constant Contact, Inc. (a)	100	1,381
DivX, Inc. (a)	100	463
Google, Inc. Class A (sub. vtg.) (a)	8,100	2,737,719
Mercadolibre, Inc. (a)(d)	35,000	584,850
Rackspace Hosting, Inc.	14,400	78,048
Switch & Data Facilities Co., Inc. (a)	2,100	12,915
VeriSign, Inc. (a)	46,000	889,180
Vocus, Inc. (a)	2,500	41,600
		4,816,906
MEDIA - 0.1%
Advertising - 0.1%
SinoMedia Holding Ltd.	336,000	47,767
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 28.1%
Semiconductor Equipment - 4.6%
FormFactor, Inc. (a)	10,000	144,600
LTX-Credence Corp. (a)	78,144	15,629
Tessera Technologies, Inc. (a)	142,400	1,537,920
Verigy Ltd. (a)	14,000	96,740
		1,794,889
Semiconductors - 23.5%
Advanced Analogic Technologies, Inc. (a)	293	923
Advanced Semiconductor Engineering, Inc. sponsored ADR	26,031	44,253
Applied Micro Circuits Corp. (a)	51,450	185,735
AuthenTec, Inc. (a)	64,700	87,992
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Broadcom Corp. Class A (a)	69,750	$ 1,147,388
Cavium Networks, Inc. (a)	48,500	461,235
Ceva, Inc. (a)	11,200	65,744
Cree, Inc. (a)	3,800	74,632
CSR PLC (a)(d)	66,300	187,201
Cypress Semiconductor Corp. (a)	32,800	182,368
Hittite Microwave Corp. (a)	2,600	71,708
Infineon Technologies AG sponsored ADR (a)(d)	72,900	43,740
International Rectifier Corp. (a)	38,100	478,155
Lattice Semiconductor Corp. (a)	34,500	44,505
LSI Corp. (a)	164,700	477,630
Marvell Technology Group Ltd. (a)	165,600	1,243,656
Mellanox Technologies Ltd. (a)	100	825
Micrel, Inc.	21,500	142,975
Mindspeed Technologies, Inc. (a)(d)	138,426	109,357
MIPS Technologies, Inc. (a)	33,500	67,000
National Semiconductor Corp.	26,000	283,400
Netlogic Microsystems, Inc. (a)	8,500	201,535
Omnivision Technologies, Inc. (a)	12,100	82,159
ON Semiconductor Corp. (a)	41,627	152,355
PMC-Sierra, Inc. (a)	70,000	357,700
Silicon Laboratories, Inc. (a)	13,900	304,410
Silicon Motion Technology Corp. sponsored ADR (a)(d)	215,900	444,754
Siliconware Precision Industries Co. Ltd. sponsored ADR	14,241	63,088
SiRF Technology Holdings, Inc. (a)	42,300	77,409
Skyworks Solutions, Inc. (a)	95,700	622,050
Spreadtrum Communications, Inc. ADR (a)	900	792
Standard Microsystems Corp. (a)	25,400	395,478
Tower Semiconductor Ltd. (a)	239,700	40,749
TriQuint Semiconductor, Inc. (a)	12,200	28,426
Volterra Semiconductor Corp. (a)	70,600	571,860
Zoran Corp. (a)	55,500	288,600
		9,031,787
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		10,826,676
SOFTWARE - 14.2%
Application Software - 2.9%
Cadence Design Systems, Inc. (a)	51,900	217,980
Synchronoss Technologies, Inc. (a)	10,000	95,400
TIBCO Software, Inc. (a)	56,000	270,480
Ulticom, Inc. (a)	108,300	541,500
		1,125,360
Systems Software - 11.3%
Allot Communications Ltd. (a)	2,800	4,172

	Shares	Value
Check Point Software Technologies Ltd. (a)	46,400	$ 1,019,408
CommVault Systems, Inc. (a)	9,600	104,928
Double-Take Software, Inc. (a)	12,200	84,424
Macrovision Solutions Corp. (a)	42	661
McAfee, Inc. (a)	29,300	818,935
Symantec Corp. (a)	167,000	2,309,610
		4,342,138
TOTAL SOFTWARE		5,467,498
WIRELESS TELECOMMUNICATION SERVICES - 3.3%
Wireless Telecommunication Services - 3.3%
American Tower Corp. Class A (a)	11,100	323,232
Crown Castle International Corp. (a)	20,800	364,832
SBA Communications Corp. Class A (a)	23,400	486,252
Syniverse Holdings, Inc. (a)	5,000	75,650
		1,249,966
TOTAL COMMON STOCKS (Cost $61,187,308)		37,055,807
Convertible Bonds - 0.3%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Ciena Corp. 0.25% 5/1/13 (Cost $230,000)	$ 230,000	127,811
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	1,079,748	1,079,748
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	1,702,285	1,702,285
TOTAL MONEY MARKET FUNDS (Cost $2,782,033)		2,782,033
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $64,199,341)		39,965,651
NET OTHER ASSETS - (3.8)%		(1,474,127)
NET ASSETS - 100%		$ 38,491,524
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 104,524
Fidelity Securities Lending Cash Central Fund	29,033
Total	$ 133,557
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 39,965,651	$ 39,300,566	$ 665,085	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Bermuda	3.2%
Israel	2.8%
Cayman Islands	1.3%
Others (individually less than 1%)	3.5%
100.0%
Income Tax Information

At February 28, 2009, the fund had a capital loss carryforward of approximately $196,789,906 of which $99,728,449, $83,559,188, $3,347,694, $1,904,449 and $8,250,126 will expire on February 28, 2010, 2011, 2013, February 29, 2016 and February 28, 2017, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $6,481,839 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $1,597,965) - See accompanying schedule: Unaffiliated issuers (cost $61,417,308)	$ 37,183,618
Fidelity Central Funds (cost $2,782,033)	2,782,033
Total Investments (cost $64,199,341)		$ 39,965,651
Receivable for investments sold		410,808
Receivable for fund shares sold		132,200
Dividends receivable		2,512
Interest receivable		190
Distributions receivable from Fidelity Central Funds		3,214
Prepaid expenses		365
Other receivables		355
Total assets		40,515,295

Liabilities
Payable for investments purchased	$ 156,144
Payable for fund shares redeemed	108,753
Accrued management fee	18,190
Other affiliated payables	9,465
Other payables and accrued expenses	28,934
Collateral on securities loaned, at value	1,702,285
Total liabilities		2,023,771

Net Assets		$ 38,491,524
Net Assets consist of:
Paid in capital		$ 266,265,909
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(203,540,695)
Net unrealized appreciation (depreciation) on investments		(24,233,690)
Net Assets, for 31,749,823 shares outstanding		$ 38,491,524
Net Asset Value, offering price and redemption price per share ($38,491,524 ÷ 31,749,823 shares)		$ 1.21

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 78,704
Special dividends		21,030
Interest		5,484
Income from Fidelity Central Funds (including $29,033 from security lending)		133,557
Total income		238,775

Expenses
Management fee	$ 261,657
Transfer agent fees	138,519
Accounting and security lending fees	19,044
Custodian fees and expenses	5,543
Independent trustees' compensation	241
Registration fees	21,080
Audit	36,235
Legal	984
Miscellaneous	7,503
Total expenses before reductions	490,806
Expense reductions	(27)	490,779
Net investment income (loss)		(252,004)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,626,402)
Foreign currency transactions	(4,533)
Total net realized gain (loss)		(14,630,935)
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,097,200)
Assets and liabilities in foreign currencies	(190)
Total change in net unrealized appreciation (depreciation)		(7,097,390)
Net gain (loss)		(21,728,325)
Net increase (decrease) in net assets resulting from operations		$ (21,980,329)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (252,004)	$ (542,672)
Net realized gain (loss)	(14,630,935)	(1,134,486)
Change in net unrealized appreciation (depreciation)	(7,097,390)	(10,930,239)
Net increase (decrease) in net assets resulting from operations	(21,980,329)	(12,607,397)
Share transactions Proceeds from sales of shares	42,107,003	30,151,708
Cost of shares redeemed	(30,408,728)	(59,927,418)
Net increase (decrease) in net assets resulting from share transactions	11,698,275	(29,775,710)
Redemption fees	15,455	12,513
Total increase (decrease) in net assets	(10,266,599)	(42,370,594)

Net Assets
Beginning of period	48,758,123	91,128,717
End of period	$ 38,491,524	$ 48,758,123
Other Information Shares
Sold	23,703,840	12,045,121
Redeemed	(16,695,427)	(23,884,149)
Net increase (decrease)	7,008,413	(11,839,028)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 1.97	$ 2.49	$ 2.58	$ 2.14	$ 2.66
Income from Investment Operations
Net investment income (loss) C	(.01) F	(.02)	(.02)	(.02)	(.02)
Net realized and unrealized gain (loss)	(.75)	(.50)	(.07)	.46	(.50)
Total from investment operations	(.76)	(.52)	(.09)	.44	(.52)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 1.21	$ 1.97	$ 2.49	$ 2.58	$ 2.14
Total Return A, B	(38.58)%	(20.88)%	(3.49)%	20.56%	(19.55)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.05%	1.02%	1.09%	1.14%	1.17%
Expenses net of fee waivers, if any	1.05%	1.02%	1.09%	1.14%	1.17%
Expenses net of all reductions	1.05%	1.01%	1.08%	1.02%	1.07%
Net investment income (loss)	(.54)% F	(.76)%	(.84)%	(.84)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,492	$ 48,758	$ 91,129	$ 125,367	$ 109,960
Portfolio turnover rate E	116%	37%	136%	201%	160%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.00 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Software and Computer Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services Portfolio	-33.53%	-2.69%	2.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Software and Computer Services Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Brian Lempel, who became Portfolio Manager of Select Software and Computer Services Portfolio on February 28, 2009: During the past year, the fund lost 33.53%, just shy of the MSCI® US Investable Market Software and Services Index, which declined 33.35%, but well ahead of the S&P 500. Weak stock selection, particularly in information technology (IT) consulting/other services, hurt results versus the MSCI Index. The fund also lost some ground relative to the index through its overweighting in the lagging home entertainment software group. By far the biggest detractor from our results was offshore IT services provider Satyam Computer Services, an out-of-benchmark position, which was the victim of fraud. Returns also were hurt by owning VMware, a systems software firm; outsourcing company ExlService Holdings; offshore IT services provider Cognizant Technology Solutions; and France's Ubisoft Entertainment, an out-of-index video game maker. By period end, we had sold Satyam, VMware and Ubisoft. Performance was held back further by the impact of currency fluctuations on our foreign holdings. Conversely, the fund gained from solid stock picking in home entertainment software, application software and systems software. Among the individual contributors were software giant Microsoft, which we underweighted, and video game maker Electronic Arts, a weak-performing index component we didn't own. Visa, Quest Software and BMC Software helped returns as well. A modest cash position on average during the period also boosted performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Software & Computer Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	13.6	11.7
Microsoft Corp.	13.0	14.3
Oracle Corp.	11.7	9.7
Visa, Inc.	5.9	5.8
Cognizant Technology Solutions Corp. Class A	4.4	7.6
MasterCard, Inc. Class A	3.9	3.6
Symantec Corp.	3.0	2.6
CA, Inc.	2.2	1.6
BMC Software, Inc.	2.1	0.0
Accenture Ltd. Class A	1.9	1.4
	61.7
Top Industries (% of fund's net assets)
As of February 28, 2009
Software	41.3%
It Services	25.6%
Internet Software & Services	15.5%
Professional Services	0.9%
Diversified Consumer Services	0.7%
All Others*	16.0%

As of August 31, 2008
Software	48.3%
It Services	31.2%
Internet Software & Services	15.4%
Diversified Consumer Services	0.9%
Communications Equipment	0.5%
All Others*	3.7%

* Includes short-term investments and net other assets.

Annual Report

Select Software & Computer Services Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 84.0%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 0.7%
Education Services - 0.7%
Educomp Solutions Ltd.	103,835	$ 3,299,314
INTERNET SOFTWARE & SERVICES - 15.5%
Internet Software & Services - 15.5%
eBay, Inc. (a)	494,800	5,378,476
Google, Inc. Class A (sub. vtg.) (a)(d)	196,900	66,550,230
Open Text Corp. (a)(d)	119,000	3,784,727
		75,713,433
IT SERVICES - 25.6%
Data Processing & Outsourced Services - 18.0%
Affiliated Computer Services, Inc. Class A (a)	153,400	7,153,042
Alliance Data Systems Corp. (a)	165,700	4,904,720
ExlService Holdings, Inc. (a)	955,234	7,727,843
Genpact Ltd. (a)	381,100	3,018,312
Lender Processing Services, Inc.	349,248	9,146,805
MasterCard, Inc. Class A (d)	120,400	19,026,812
The Western Union Co.	385,900	4,306,644
Visa, Inc. (d)	509,200	28,876,732
WNS Holdings Ltd. sponsored ADR (a)	948,150	4,029,638
		88,190,548
IT Consulting & Other Services - 7.6%
Accenture Ltd. Class A	314,400	9,177,336
Cognizant Technology Solutions Corp. Class A (a)	1,169,300	21,515,120
Infosys Technologies Ltd. sponsored ADR	195,500	4,731,100
Patni Computer Systems Ltd. sponsored ADR	406,700	1,850,485
		37,274,041
TOTAL IT SERVICES		125,464,589
PROFESSIONAL SERVICES - 0.9%
Research & Consulting Services - 0.9%
FTI Consulting, Inc. (a)	115,800	4,231,332
SOFTWARE - 41.3%
Application Software - 6.4%
Ansys, Inc. (a)	218,700	4,411,179
Autonomy Corp. PLC (a)	314,700	5,423,102
EPIQ Systems, Inc. (a)	291,800	4,922,666
Informatica Corp. (a)	454,200	5,859,180

	Shares	Value
Quest Software, Inc. (a)	675,814	$ 7,636,698
TIBCO Software, Inc. (a)	602,600	2,910,558
		31,163,383
Home Entertainment Software - 0.8%
Nintendo Co. Ltd.	14,800	4,173,600
Systems Software - 34.1%
BMC Software, Inc. (a)	349,300	10,349,759
CA, Inc.	630,000	10,678,500
McAfee, Inc. (a)	211,000	5,897,450
Microsoft Corp.	3,921,900	63,338,685
Oracle Corp. (a)	3,691,400	57,364,356
Sybase, Inc. (a)	163,400	4,441,212
Symantec Corp. (a)	1,050,100	14,522,883
		166,592,845
TOTAL SOFTWARE		201,929,828
TOTAL COMMON STOCKS (Cost $536,549,061)		410,638,496
Money Market Funds - 28.0%

Fidelity Cash Central Fund, 0.59% (b)	77,862,079	77,862,079
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	59,143,975	59,143,975
TOTAL MONEY MARKET FUNDS (Cost $137,006,054)		137,006,054
TOTAL INVESTMENT PORTFOLIO - 112.0% (Cost $673,555,115)		547,644,550
NET OTHER ASSETS - (12.0)%		(58,664,298)
NET ASSETS - 100%		$ 488,980,252
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 287,365
Fidelity Securities Lending Cash Central Fund	917,755
Total	$ 1,205,120
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 547,644,550	$ 534,748,534	$ 12,896,016	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $40,189,483 of which $10,982,618 and $29,206,865 will expire on February 28, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $52,842,353 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $58,474,166) - See accompanying schedule: Unaffiliated issuers (cost $536,549,061)	$ 410,638,496
Fidelity Central Funds (cost $137,006,054)	137,006,054
Total Investments (cost $673,555,115)		$ 547,644,550
Receivable for fund shares sold		630,163
Dividends receivable		584,078
Distributions receivable from Fidelity Central Funds		53,563
Prepaid expenses		5,379
Other receivables		160,217
Total assets		549,077,950

Liabilities
Payable for fund shares redeemed	$ 536,571
Accrued management fee	242,960
Other affiliated payables	143,802
Other payables and accrued expenses	30,390
Collateral on securities loaned, at value	59,143,975
Total liabilities		60,097,698

Net Assets		$ 488,980,252
Net Assets consist of:
Paid in capital		$ 708,882,173
Accumulated net investment loss		(177)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(93,951,542)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(125,950,202)
Net Assets, for 11,017,115 shares outstanding		$ 488,980,252
Net Asset Value, offering price and redemption price per share ($488,980,252 ÷ 11,017,115 shares)		$ 44.38

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 3,845,607
Interest		23,182
Income from Fidelity Central Funds (including $917,755 from security lending)		1,205,120
Total income		5,073,909

Expenses
Management fee	$ 3,771,232
Transfer agent fees	1,667,229
Accounting and security lending fees	261,037
Custodian fees and expenses	28,781
Independent trustees' compensation	3,097
Registration fees	37,009
Audit	44,540
Legal	11,968
Interest	4,503
Miscellaneous	42,471
Total expenses before reductions	5,871,867
Expense reductions	(5,596)	5,866,271
Net investment income (loss)		(792,362)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(79,533,401)
Foreign currency transactions	157,448
Total net realized gain (loss)		(79,375,953)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $409,123)	(166,697,317)
Assets and liabilities in foreign currencies	(44,574)
Total change in net unrealized appreciation (depreciation)		(166,741,891)
Net gain (loss)		(246,117,844)
Net increase (decrease) in net assets resulting from operations		$ (246,910,206)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (792,362)	$ (2,412,479)
Net realized gain (loss)	(79,375,953)	52,869,759
Change in net unrealized appreciation (depreciation)	(166,741,891)	(37,071,087)
Net increase (decrease) in net assets resulting from operations	(246,910,206)	13,386,193
Share transactions Proceeds from sales of shares	173,674,255	321,624,565
Cost of shares redeemed	(205,589,713)	(491,985,679)
Net increase (decrease) in net assets resulting from share transactions	(31,915,458)	(170,361,114)
Redemption fees	29,126	87,368
Total increase (decrease) in net assets	(278,796,538)	(156,887,553)

Net Assets
Beginning of period	767,776,790	924,664,343
End of period (including accumulated net investment loss of $177 and accumulated net investment loss of $1,201, respectively)	$ 488,980,252	$ 767,776,790
Other Information Shares
Sold	2,890,908	4,302,245
Redeemed	(3,372,645)	(6,927,231)
Net increase (decrease)	(481,737)	(2,624,986)

Financial Highlights

Years ended February 28,

2009

2008 H

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 66.77	$ 65.47	$ 53.94	$ 47.60	$ 51.37
Income from Investment Operations
Net investment income (loss) C	(.07)	(.20)	(.21)	(.25)	.53 F
Net realized and unrealized gain (loss)	(22.32)	1.49	11.73	6.58	(3.79)
Total from investment operations	(22.39)	1.29	11.52	6.33	(3.26)
Distributions from net investment income	-	-	-	-	(.51)
Redemption fees added to paid in capital C	- I	.01	.01	.01	- I
Net asset value, end of period	$ 44.38	$ 66.77	$ 65.47	$ 53.94	$ 47.60
Total Return A, B	(33.53)%	1.99%	21.38%	13.32%	(6.43)%
Ratios to Average Net Assets D, G
Expenses before reductions	.87%	.86%	.92%	.96%	.98%
Expenses net of fee waivers, if any	.87%	.86%	.92%	.96%	.98%
Expenses net of all reductions	.87%	.86%	.91%	.91%	.92%
Net investment income (loss)	(.12)%	(.27)%	(.34)%	(.49)%	1.09% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 488,980	$ 767,777	$ 924,664	$ 563,799	$ 680,988
Portfolio turnover rate E	49%	38%	139%	59%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.76 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.48)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Technology Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Technology Portfolio	-44.15%	-9.64%	-4.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Technology Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Technology Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Charlie Chai, Portfolio Manager of Select Technology Portfolio: During the past year, the fund returned -44.15%, trailing the -37.03% result of the MSCI® US Investable Market Information Technology Index and also lagging the S&P 500. Both industry weightings and stock picking held back our return. For example, a combination of poor stock picks and a sizable underweighting in computer hardware undermined our results, and stock selection in communications equipment and in electrical components and equipment detracted as well. A large overweighting in the relatively weak-performing semiconductor equipment segment had a negative impact, although favorable stock selection mostly offset the damage in that case. In absolute terms, U.S. dollar appreciation had a negative impact on our foreign holdings. Among individual holdings, underweighting personal computer and printer maker Hewlett-Packard (HP) was detrimental. That said, I added to our stake in HP, which continued to execute well and had declined to a compelling valuation, in my opinion. By period end, the stock was our largest holding, at almost 7% of net assets. Other detractors included two smartphone makers, Apple and Canada's Research In Motion, as well as digital advertising provider VisionChina Media. Research In Motion and VisionChina Media were out-of-index holdings. Not owning index heavyweight IBM (International Business Machines) hurt because the stock's loss was less than half of the benchmark's. Conversely, favorable picks in systems software more than offset the negative impact of underweighting the group, which held up relatively well. A small cash position further benefited performance. At the stock level, Starent Networks, a provider of infrastructure hardware and software products that enable mobile operators to deliver multimedia services to their subscribers, was the fund's top contributor, its stock posting a flattish return during the period. The company won several lucrative contracts and in January reported solid fourth-quarter financial results while reaffirming its fiscal 2009 guidance. Fund performance also was aided by touchscreen chip maker Synaptics and Chinese Internet company Tencent Holdings, an out-of-index position that I sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Technology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Hewlett-Packard Co.	6.8	0.0
QUALCOMM, Inc.	6.0	4.6
Microsoft Corp.	4.1	0.0
Cisco Systems, Inc.	3.5	1.5
Google, Inc. Class A (sub. vtg.)	3.3	0.0
Apple, Inc.	3.2	12.0
Starent Networks Corp.	3.1	1.7
Visa, Inc.	2.9	2.1
ASML Holding NV (NY Shares)	2.6	0.5
Intel Corp.	1.5	0.0
	37.0
Top Industries (% of fund's net assets)
As of February 28, 2009
Semiconductors & Semiconductor Equipment	27.3%
Communications Equipment	16.7%
Software	15.4%
Computers & Peripherals	14.5%
Internet Software & Services	7.1%
All Others*	19.0%

As of August 31, 2008
Communications Equipment	21.7%
Computers & Peripherals	19.8%
Semiconductors & Semiconductor Equipment	15.3%
Software	12.7%
Electrical Equipment	4.7%
All Others*	25.8%

* Includes short-term investments and net other assets.

Annual Report

Select Technology Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 16.7%
Communications Equipment - 16.7%
ADC Telecommunications, Inc. (a)	552,100	$ 1,567,964
ADVA AG Optical Networking (a)	703,356	839,306
Alcatel-Lucent SA sponsored ADR (a)	35,400	46,374
Aruba Networks, Inc. (a)	27,600	76,176
AudioCodes Ltd. (a)	680,400	762,048
Balda AG (a)	255,800	189,572
China GrenTech Corp. Ltd. ADR (a)	30,000	30,600
Ciena Corp. (a)	246,200	1,322,094
Cisco Systems, Inc. (a)	1,830,200	26,666,014
Cogo Group, Inc. (a)	573,734	3,539,939
CommScope, Inc. (a)	190,742	1,703,326
Comverse Technology, Inc. (a)	842,900	4,593,805
Delta Networks, Inc.	3,540,000	698,400
F5 Networks, Inc. (a)	131,700	2,634,000
Harris Stratex Networks, Inc. Class A (a)	243,940	958,684
Infinera Corp. (a)	276,900	1,993,680
Motorola, Inc.	969,300	3,411,936
NETGEAR, Inc. (a)	30,902	341,467
Powerwave Technologies, Inc. (a)	1,264,304	429,863
QUALCOMM, Inc.	1,398,575	46,754,362
Research In Motion Ltd. (a)	59,400	2,372,436
Riverbed Technology, Inc. (a)	100	1,047
Sandvine Corp. (a)	3,502,400	2,009,788
Sandvine Corp. (U.K.) (a)	1,941,200	1,156,563
Sonus Networks, Inc. (a)	417,791	518,061
Starent Networks Corp. (a)	1,515,082	23,953,446
Tellabs, Inc. (a)	96,500	366,700
		128,937,651
COMPUTERS & PERIPHERALS - 14.5%
Computer Hardware - 12.3%
Apple, Inc. (a)	281,100	25,105,041
Dell, Inc. (a)	1,181,600	10,079,048
Hewlett-Packard Co.	1,819,700	52,825,890
NCR Corp. (a)	230,000	1,821,600
Palm, Inc. (a)(d)	241,500	1,748,460
Stratasys, Inc. (a)(d)	308,100	2,803,710
Sun Microsystems, Inc. (a)	244,000	1,141,920
		95,525,669
Computer Storage & Peripherals - 2.2%
EMC Corp. (a)	282,400	2,965,200
NetApp, Inc. (a)	164,600	2,212,224
Netezza Corp. (a)	47,200	270,928
Seagate Technology	2,307,700	9,923,110
Synaptics, Inc. (a)(d)	73,795	1,531,246
		16,902,708
TOTAL COMPUTERS & PERIPHERALS		112,428,377

	Shares	Value
CONSTRUCTION & ENGINEERING - 0.1%
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	102,400	$ 473,088
MasTec, Inc. (a)	36,300	343,398
		816,486
DIVERSIFIED CONSUMER SERVICES - 0.0%
Education Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,491	66,752
ELECTRIC UTILITIES - 0.0%
Electric Utilities - 0.0%
Enernoc, Inc. (a)	8,500	94,180
ELECTRICAL EQUIPMENT - 1.3%
Electrical Components & Equipment - 1.2%
centrotherm photovoltaics AG (a)	5,038	93,847
Energy Conversion Devices, Inc. (a)	50,749	1,112,926
First Solar, Inc. (a)	10,100	1,067,974
General Cable Corp. (a)(d)	172,300	2,658,589
JA Solar Holdings Co. Ltd. ADR (a)	284,000	576,520
Neo-Neon Holdings Ltd.	8,456,500	1,170,424
Q-Cells SE (a)	3,250	53,846
Roth & Rau AG	6,877	100,375
Sunpower Corp. Class B (a)	56,647	1,402,580
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	105,800	644,322
Yingli Green Energy Holding Co. Ltd. ADR (a)(d)	68,000	264,520
		9,145,923
Heavy Electrical Equipment - 0.1%
China High Speed Transmission Equipment Group Co. Ltd.	832,000	1,066,892
TOTAL ELECTRICAL EQUIPMENT		10,212,815
ELECTRONIC EQUIPMENT & COMPONENTS - 5.7%
Electronic Components - 1.2%
Amphenol Corp. Class A	255,500	6,494,810
Everlight Electronics Co. Ltd.	1,432,492	2,184,360
Vishay Intertechnology, Inc. (a)	131,500	335,325
		9,014,495
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. (a)	22,700	314,849
China Security & Surveillance Technology, Inc. (a)(d)	655,219	2,077,044
Chroma ATE, Inc.	2,970,000	1,918,218
FLIR Systems, Inc. (a)	54,400	1,110,304
National Instruments Corp.	46,400	799,472
		6,219,887
Electronic Manufacturing Services - 1.0%
Flextronics International Ltd. (a)	1,604,400	3,305,064
Trimble Navigation Ltd. (a)	207,367	2,923,875
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Manufacturing Services - continued
TTM Technologies, Inc. (a)	78,100	$ 360,041
Tyco Electronics Ltd.	169,000	1,602,120
		8,191,100
Technology Distributors - 2.7%
Anixter International, Inc. (a)	30,500	897,005
Arrow Electronics, Inc. (a)	189,200	3,146,396
Avnet, Inc. (a)	391,100	6,754,297
Digital China Holdings Ltd. (H Shares)	1,926,000	693,884
Ingram Micro, Inc. Class A (a)	461,000	5,020,290
Synnex Technology International Corp.	1,108,000	1,254,904
WPG Holding Co. Ltd.	5,603,000	3,047,482
		20,814,258
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		44,239,740
ENERGY EQUIPMENT & SERVICES - 0.0%
Oil & Gas Equipment & Services - 0.0%
IHS, Inc. Class A (a)	2,400	97,752
HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
Health Care Equipment - 0.9%
China Medical Technologies, Inc. sponsored ADR (d)	224,606	2,926,616
Golden Meditech Co. Ltd. (a)	4,532,000	493,859
I-Flow Corp. (a)	96,200	304,954
Mingyuan Medicare Development Co. Ltd.	68,490,000	3,570,584
		7,296,013
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc. (a)	1,500	38,220
HOTELS, RESTAURANTS & LEISURE - 0.1%
Hotels, Resorts & Cruise Lines - 0.1%
Ctrip.com International Ltd. sponsored ADR	41,600	832,000
HOUSEHOLD DURABLES - 0.0%
Consumer Electronics - 0.0%
TomTom Group BV (a)	100	354
INTERNET & CATALOG RETAIL - 1.4%
Internet Retail - 1.4%
Amazon.com, Inc.	54,400	3,524,576
Expedia, Inc. (a)	333,700	2,659,589
Priceline.com, Inc. (a)(d)	52,600	4,463,636
		10,647,801
INTERNET SOFTWARE & SERVICES - 7.1%
Internet Software & Services - 7.1%
Akamai Technologies, Inc. (a)	50,500	913,545
Ariba, Inc. (a)	345,613	3,024,114

	Shares	Value
Baidu.com, Inc. sponsored ADR (a)(d)	23,000	$ 3,411,360
Bankrate, Inc. (a)	44,900	1,001,270
Blinkx PLC (a)	500,000	96,614
DealerTrack Holdings, Inc. (a)	7,000	73,920
eBay, Inc. (a)	336,200	3,654,494
Equinix, Inc. (a)(d)	90,500	4,200,105
Google, Inc. Class A (sub. vtg.) (a)	76,100	25,721,039
LivePerson, Inc. (a)	551,102	1,047,094
LoopNet, Inc. (a)	150,000	879,000
NetEase.com, Inc. sponsored ADR (a)	16,700	342,016
Omniture, Inc. (a)	7,600	86,336
Rackspace Hosting, Inc.	96,053	520,607
SAVVIS, Inc.	22,100	123,981
Sohu.com, Inc. (a)	17,300	854,620
Switch & Data Facilities Co., Inc. (a)	31,400	193,110
VeriSign, Inc. (a)	189,900	3,670,767
Vocus, Inc. (a)	30,000	499,200
Yahoo!, Inc. (a)	322,800	4,270,644
		54,583,836
IT SERVICES - 5.3%
Data Processing & Outsourced Services - 4.7%
CyberSource Corp. (a)	39,700	489,104
Lender Processing Services, Inc.	117,900	3,087,801
MasterCard, Inc. Class A (d)	61,800	9,766,254
Visa, Inc. (d)	402,700	22,837,117
WNS Holdings Ltd. sponsored ADR (a)	41,900	178,075
		36,358,351
IT Consulting & Other Services - 0.6%
CACI International, Inc. Class A (a)	9,200	393,484
China Information Security Technology, Inc. (a)	140,500	358,275
HCL Technologies Ltd.	474,989	915,537
SAIC, Inc. (a)	42,500	803,675
Satyam Computer Services Ltd. sponsored ADR (d)	64,005	83,207
Yucheng Technologies Ltd. (a)	369,800	1,956,242
		4,510,420
TOTAL IT SERVICES		40,868,771
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. (a)	10,400	377,104
MACHINERY - 0.1%
Industrial Machinery - 0.1%
China Fire & Security Group, Inc. (a)	54,500	360,245
Toshiba Machine Co. Ltd.	169,000	413,405
		773,650
MEDIA - 1.5%
Advertising - 1.5%
AirMedia Group, Inc. ADR (a)	200,000	798,000
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Advertising - continued
SinoMedia Holding Ltd.	1,000,000	$ 142,163
VisionChina Media, Inc. ADR (a)(d)	1,703,504	10,323,234
		11,263,397
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	13,700	35,431
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 26.4%
Semiconductor Equipment - 8.2%
Aixtron AG	82,000	332,689
Amkor Technology, Inc. (a)	181,300	310,023
Applied Materials, Inc.	180,000	1,657,800
ASM International NV (NASDAQ) (a)	45,100	298,111
ASML Holding NV (NY Shares)	1,346,605	20,374,134
Cymer, Inc. (a)	265,522	4,904,191
FormFactor, Inc. (a)	186,600	2,698,236
Global Unichip Corp.	214,000	908,832
Inotera Memories, Inc. (a)	5,628,000	1,894,782
Lam Research Corp. (a)	383,675	7,504,683
LTX-Credence Corp. (a)	1,191,690	238,338
MEMC Electronic Materials, Inc. (a)	204,300	3,066,543
MEMSIC, Inc. (a)	338,000	544,180
Photronics, Inc. (a)	206,900	190,348
Tessera Technologies, Inc. (a)	750,450	8,104,860
Varian Semiconductor Equipment Associates, Inc. (a)	419,700	7,659,525
Verigy Ltd. (a)	402,100	2,778,511
		63,465,786
Semiconductors - 18.2%
Advanced Micro Devices, Inc. (a)	170,700	372,126
Advanced Semiconductor Engineering, Inc. sponsored ADR	1,861,168	3,163,986
ANADIGICS, Inc. (a)	77,200	125,064
Analog Devices, Inc.	81,100	1,511,704
Applied Micro Circuits Corp. (a)	19,125	69,041
ARM Holdings PLC sponsored ADR	975,200	4,086,088
Atheros Communications, Inc. (a)	120,000	1,449,600
Atmel Corp. (a)	1,415,500	5,053,335
AuthenTec, Inc. (a)	107,836	146,657
Cavium Networks, Inc. (a)	1,031,593	9,810,449
Cree, Inc. (a)(d)	304,700	5,984,308
CSR PLC (a)	133,700	377,508
Cypress Semiconductor Corp. (a)	685,800	3,813,048
Diodes, Inc. (a)	198,100	1,541,218
Elan Microelectronics Corp.	453,000	401,628
Epistar Corp.	1,693,000	2,080,285
Fairchild Semiconductor International, Inc. (a)	1,188,642	4,160,247
Himax Technologies, Inc. sponsored ADR	159,644	263,413
Hynix Semiconductor, Inc. (a)	56,810	314,486

	Shares	Value
Infineon Technologies AG sponsored ADR (a)	464,100	$ 278,460
Integrated Device Technology, Inc. (a)	43,200	193,536
Intel Corp.	920,006	11,720,876
International Rectifier Corp. (a)	484,945	6,086,060
Intersil Corp. Class A	315,500	3,189,705
Kinsus Interconnect Technology Corp.	600,000	701,964
LSI Corp. (a)	818,200	2,372,780
Marvell Technology Group Ltd. (a)	1,123,500	8,437,485
Maxim Integrated Products, Inc.	127,100	1,537,910
MediaTek, Inc.	225,000	1,926,496
Micrel, Inc.	109,500	728,175
Microchip Technology, Inc.	82,700	1,552,279
Micron Technology, Inc. (a)	3,358,400	10,814,048
Microsemi Corp. (a)	155,700	1,574,127
Monolithic Power Systems, Inc. (a)	129,700	1,679,615
National Semiconductor Corp.	348,400	3,797,560
Netlogic Microsystems, Inc. (a)	64,600	1,531,666
NVIDIA Corp. (a)	994,500	8,234,460
O2Micro International Ltd. sponsored ADR (a)	20,000	46,400
Omnivision Technologies, Inc. (a)	109,300	742,147
PMC-Sierra, Inc. (a)	326,800	1,669,948
Power Integrations, Inc.	40,900	750,515
Powertech Technology, Inc.	595,000	903,377
RF Micro Devices, Inc. (a)	138,400	125,944
Samsung Electronics Co. Ltd.	22,799	7,012,242
Semtech Corp. (a)	20,000	235,000
Silicon Image, Inc. (a)	100,000	232,000
Silicon Laboratories, Inc. (a)	35,400	775,260
Siliconware Precision Industries Co. Ltd. sponsored ADR	538,800	2,386,884
SiRF Technology Holdings, Inc. (a)	516,800	945,744
Skyworks Solutions, Inc. (a)	784,600	5,099,900
Standard Microsystems Corp. (a)	134,400	2,092,608
Taiwan Semiconductor Manufacturing Co. Ltd.	2,827,000	3,564,430
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	261,300	1,970,202
TriQuint Semiconductor, Inc. (a)	409,200	953,436
Volterra Semiconductor Corp. (a)	21,000	170,100
		140,757,530
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		204,223,316
SOFTWARE - 15.4%
Application Software - 6.9%
Amdocs Ltd. (a)	90,100	1,509,175
Ansys, Inc. (a)	2,700	54,459
Autodesk, Inc. (a)	4,400	55,836
Autonomy Corp. PLC (a)	305,200	5,259,392
Blackboard, Inc. (a)	50,500	1,385,720
Cadence Design Systems, Inc. (a)	2,634,300	11,064,060
Callidus Software, Inc. (a)	744,532	1,734,760
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Citrix Systems, Inc. (a)	90,000	$ 1,852,200
Concur Technologies, Inc. (a)(d)	150,200	3,152,698
Epicor Software Corp. (a)	68,400	192,204
Informatica Corp. (a)	187,300	2,416,170
Kingdee International Software Group Co. Ltd.	6,380,000	644,708
Longtop Financial Technologies Ltd. ADR (a)	136,300	2,067,671
MSC.Software Corp. (a)	105,400	486,948
Nuance Communications, Inc. (a)	38,745	343,281
Parametric Technology Corp. (a)	233,200	1,898,248
Quest Software, Inc. (a)	21,011	237,424
Salesforce.com, Inc. (a)	275,000	7,700,000
Smith Micro Software, Inc. (a)	508,782	2,162,324
SuccessFactors, Inc. (a)(d)	598,400	3,039,872
Synchronoss Technologies, Inc. (a)(d)	356,506	3,401,067
Synopsys, Inc. (a)	4,300	80,109
Taleo Corp. Class A (a)	190,236	1,712,124
Ulticom, Inc. (a)	141,942	709,710
		53,160,160
Home Entertainment Software - 3.1%
Activision Blizzard, Inc. (a)	37,300	374,119
Electronic Arts, Inc. (a)	282,200	4,602,682
Kingsoft Corp. Ltd.	2,000,000	669,302
Nintendo Co. Ltd.	32,900	9,277,800
Perfect World Co. Ltd. sponsored ADR Class B (a)(d)	646,703	7,437,085
Take-Two Interactive Software, Inc.	231,400	1,432,366
		23,793,354
Systems Software - 5.4%
CA, Inc.	23,000	389,850
Check Point Software Technologies Ltd. (a)	3,900	85,683
CommVault Systems, Inc. (a)	35,600	389,108
Insyde Software Corp.	543,667	1,239,168
McAfee, Inc. (a)	13,400	374,530
Microsoft Corp.	1,973,880	31,878,162
Oracle Corp. (a)	23,600	366,744
Phoenix Technologies Ltd. (a)	119,200	278,928
Red Hat, Inc. (a)	302,000	4,134,380
Symantec Corp. (a)	110,500	1,528,215
VMware, Inc. Class A (a)	62,000	1,287,120
		41,951,888
TOTAL SOFTWARE		118,905,402

	Shares	Value
SPECIALTY RETAIL - 0.1%
Computer & Electronics Retail - 0.1%
The Game Group PLC	408,589	$ 849,353
WIRELESS TELECOMMUNICATION SERVICES - 1.9%
Wireless Telecommunication Services - 1.9%
American Tower Corp. Class A (a)	205,000	5,969,600
Crown Castle International Corp. (a)	43,800	768,252
SBA Communications Corp. Class A (a)	378,700	7,869,386
		14,607,238
TOTAL COMMON STOCKS (Cost $1,134,136,495)		762,195,639
Convertible Bonds - 0.9%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
Semiconductors - 0.9%
Advanced Micro Devices, Inc. 5.75% 8/15/12 (Cost $13,364,122)	$ 17,200,000	6,901,500
Money Market Funds - 4.8%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	480,831	480,831
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	36,997,831	36,997,831
TOTAL MONEY MARKET FUNDS (Cost $37,478,662)		37,478,662
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,184,979,279)		806,575,801
NET OTHER ASSETS - (4.3)%		(33,203,177)
NET ASSETS - 100%		$ 773,372,624
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 545,467
Fidelity Securities Lending Cash Central Fund	2,499,952
Total	$ 3,045,419
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 806,575,801	$ 741,215,270	$ 64,662,131	$ 698,400
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	(434,422)
Total Unrealized Gain (Loss)	135,358
Cost of Purchases	-
Proceeds of Sales	(132,808)
Amortization/Accretion	-
Transfer in/out of Level 3	1,130,272
Ending Balance	$ 698,400
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.4%
Cayman Islands	5.4%
Taiwan	4.2%
Netherlands	2.6%
Bermuda	1.7%
United Kingdom	1.6%
Japan	1.3%
Others (individually less than 1%)	3.8%
100.0%
Income Tax Information

At February 28, 2009, the fund had a capital loss carryforward of approximately $2,508,155,561 of which $1,463,303,298, $778,450,488 and $266,401,775 will expire on February 28, 2010, 2011 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $254,482,625 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $36,097,633) - See accompanying schedule: Unaffiliated issuers (cost $1,147,500,617)	$ 769,097,139
Fidelity Central Funds (cost $37,478,662)	37,478,662
Total Investments (cost $1,184,979,279)		$ 806,575,801
Receivable for investments sold		18,874,031
Receivable for fund shares sold		1,467,508
Dividends receivable		737,354
Interest receivable		41,208
Distributions receivable from Fidelity Central Funds		60,181
Prepaid expenses		9,372
Other receivables		22,310
Total assets		827,787,765

Liabilities
Payable to custodian bank	$ 4,089
Payable for investments purchased	15,387,525
Payable for fund shares redeemed	1,366,816
Accrued management fee	385,519
Other affiliated payables	228,246
Other payables and accrued expenses	45,115
Collateral on securities loaned, at value	36,997,831
Total liabilities		54,415,141

Net Assets		$ 773,372,624
Net Assets consist of:
Paid in capital		$ 3,941,090,186
Undistributed net investment income		579,532
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,789,885,906)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(378,411,188)
Net Assets, for 20,833,340 shares outstanding		$ 773,372,624
Net Asset Value, offering price and redemption price per share ($773,372,624 ÷ 20,833,340 shares)		$ 37.12

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 10,588,221
Interest		1,575,952
Income from Fidelity Central Funds (including $2,499,952 from security lending)		3,045,419
		15,209,592
Less foreign taxes withheld		(834,574)
Total income		14,375,018

Expenses
Management fee	$ 6,961,968
Transfer agent fees	3,472,329
Accounting and security lending fees	416,526
Custodian fees and expenses	157,036
Independent trustees' compensation	6,035
Registration fees	53,682
Audit	43,741
Legal	9,283
Interest	33,832
Miscellaneous	114,495
Total expenses before reductions	11,268,927
Expense reductions	(177,186)	11,091,741
Net investment income (loss)		3,283,277
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(543,396,133)
Foreign currency transactions	(632,686)
Total net realized gain (loss)		(544,028,819)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $197,277)	(83,883,315)
Assets and liabilities in foreign currencies	(8,025)
Total change in net unrealized appreciation (depreciation)		(83,891,340)
Net gain (loss)		(627,920,159)
Net increase (decrease) in net assets resulting from operations		$ (624,636,882)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,283,277	$ (8,560,204)
Net realized gain (loss)	(544,028,819)	273,760,807
Change in net unrealized appreciation (depreciation)	(83,891,340)	(368,847,786)
Net increase (decrease) in net assets resulting from operations	(624,636,882)	(103,647,183)
Distributions to shareholders from net investment income	(2,183,683)	-
Share transactions Proceeds from sales of shares	334,156,743	635,529,129
Reinvestment of distributions	2,090,398	-
Cost of shares redeemed	(485,622,379)	(678,928,628)
Net increase (decrease) in net assets resulting from share transactions	(149,375,238)	(43,399,499)
Redemption fees	69,235	157,011
Total increase (decrease) in net assets	(776,126,568)	(146,889,671)

Net Assets
Beginning of period	1,549,499,192	1,696,388,863
End of period (including undistributed net investment income of $579,532 and accumulated net investment loss of $1,368, respectively)	$ 773,372,624	$ 1,549,499,192
Other Information Shares
Sold	5,606,157	7,994,554
Issued in reinvestment of distributions	56,186	-
Redeemed	(8,076,996)	(9,035,987)
Net increase (decrease)	(2,414,653)	(1,041,433)

Financial Highlights

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 66.65	$ 69.84	$ 65.24	$ 57.62	$ 61.94
Income from Investment Operations
Net investment income (loss) C	.15	(.36) F	(.15)	(.27)	.11 G
Net realized and unrealized gain (loss)	(29.57)	(2.84)	4.75	7.88	(4.28)
Total from investment operations	(29.42)	(3.20)	4.60	7.61	(4.17)
Distributions from net investment income	(.11)	-	-	-	(.16)
Redemption fees added to paid in capital C	- J	.01	- J	.01	.01
Net asset value, end of period	$ 37.12	$ 66.65	$ 69.84	$ 65.24	$ 57.62
Total Return A, B	(44.15)%	(4.57)%	7.05%	13.22%	(6.73)%
Ratios to Average Net Assets D, H
Expenses before reductions	.90%	.89%	.95%	.99%	1.01%
Expenses net of fee waivers, if any	.90%	.89%	.95%	.99%	1.01%
Expenses net of all reductions	.89%	.88%	.95%	.93%	.94%
Net investment income (loss)	.26%	(.47)% F	(.24)%	(.44)%	.20% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 773,373	$ 1,549,499	$ 1,696,389	$ 1,923,316	$ 1,954,017
Portfolio turnover rate E	235%	204%	113%	100%	104%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%. G Investment income per share reflects a special dividend which amounted to $.48 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of February 28, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards, market discount and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Communications Equipment Portfolio	$ 238,474,225	$ 2,566,885	$ (108,750,946)	$ (106,184,061)
Computers Portfolio	353,117,410	2,104,989	(143,128,392)	(141,023,403)
Electronics Portfolio	1,096,472,695	6,010,956	(528,719,798)	(522,708,842)
IT Services Portfolio	73,176,710	1,857,527	(13,901,942)	(12,044,415)
Networking and Infrastructure Portfolio	64,468,294	1,235,130	(25,737,773)	(24,502,643)
Software and Computer Services Portfolio	674,514,459	23,097,917	(149,967,826)	(126,869,909)
Technology Portfolio	1,211,560,277	17,671,523	(422,655,999)	(404,984,476)
	Undistributed Ordinary Income	Capital Loss Carryforward
Communications Equipment Portfolio	$ -	$ (1,235,260,787)
Computers Portfolio	-	(728,481,031)
Electronics Portfolio	1,920,972	(2,645,400,056)
IT Services Portfolio	-	(8,723,192)
Networking and Infrastructure Portfolio	-	(196,789,906)
Software and Computer Services Portfolio	-	(40,189,483)
Technology Portfolio	-	(2,508,155,561)

The tax character of distributions paid was as follows:

February 28, 2009	Ordinary Income
Communications Equipment Portfolio	$ 497,720
Electronics Portfolio	5,135,720
Technology Portfolio	2,183,683
February 29, 2008	Ordinary Income	Long-term Capital Gains	Total
Electronics Portfolio	$ 9,836,761	$ -	$ 9,836,761
IT Services Portfolio	644,940	4,989,458	5,634,398

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	230,375,425	229,366,340
Computers Portfolio	602,552,459	666,244,734

Annual Report

5. Purchases and Sales of Investments - continued

	Purchases ($)	Sales ($)
Electronics Portfolio	852,988,798	1,022,075,705
IT Services Portfolio	110,537,747	76,294,487
Networking and Infrastructure Portfolio	61,481,336	49,444,255
Software and Computer Services Portfolio	317,572,126	391,917,918
Technology Portfolio	2,863,700,485	2,962,516,927

Communications Equipment Portfolio and Computers Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Funds' investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.26%	.56%
Computers Portfolio	.30%	.26%	.56%
Electronics Portfolio	.30%	.26%	.56%
IT Services Portfolio	.30%	.26%	.56%
Networking and Infrastructure Portfolio	.30%	.26%	.56%
Software and Computer Services Portfolio	.30%	.26%	.56%
Technology Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.30%
Computers Portfolio	.28%
Electronics Portfolio	.27%
IT Services Portfolio	.27%
Networking and Infrastructure Portfolio	.30%
Software and Computer Services Portfolio	.25%
Technology Portfolio	.28%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 6,076
Computers Portfolio	13,671
Electronics Portfolio	25,047
IT Services Portfolio	4,072
Networking and Infrastructure Portfolio	3,881
Software and Computer Services Portfolio	9,304
Technology Portfolio	65,879

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$ 3,861,333	2.18%	$ 1,400
Computers Portfolio	Borrower	10,805,000	2.21%	663
Software and Computer Services Portfolio	Borrower	6,847,889	2.42%	4,140
Technology Portfolio	Borrower	15,457,273	2.31%	32,682

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Communications Equipment Portfolio	$ 635
Computers Portfolio	1,092
Electronics Portfolio	3,026
IT Services Portfolio	193
Networking and Infrastructure Portfolio	151
Software and Computer Services Portfolio	2,230
Technology Portfolio	3,935

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Software and Computer Services Portfolio	$ 5,230,000	2.50%	$ 363
Technology Portfolio	12,740,000	3.25%	1,150

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction	Transfer Agent expense reduction

Communications Equipment Portfolio	$ 14,944	$ -	$ 28
Computers Portfolio	43,291	515	342
Electronics Portfolio	93,747	1,802	2,131
Networking and Infrastructure Portfolio	27	-	-
Software and Computer Services Portfolio	5,005	-	591
Technology Portfolio	166,140	4,434	6,612

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following fund:

Fund	Affiliated %
IT Services Portfolio	35%

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Communication Equipment Portfolio	$ 170,032
Computers Portfolio	202,584
Electronics Portfolio	463,183
IT Services Portfolio	9,382
Networking and Infrastructure Portfolio	30,418
Software and Computer Services Portfolio	155,226
Technology Portfolio	560,620

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Proposed Reorganization.

On November 18, 2008, the Board of Trustees of Networking and Infrastructure Portfolio approved an Agreement and Plan of Reorganization between Networking and Infrastructure Portfolio and Communications Equipment Portfolio. The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Networking and Infrastructure Portfolio in exchange solely for the number of equivalent shares of Communications Equipment Portfolio having the same aggregate net asset value as the outstanding shares of Networking and Infrastructure Portfolio, on the day the reorganization is effective.

A meeting of shareholders of Networking and Infrastructure Portfolio is expected to be held on May 19, 2009 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about June 19, 2009. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by these Funds or their shareholders. Effective March 19, 2009, Networking and Infrastructure Portfolio´s shares are no longer available for purchase pending the proposed reorganization. However, existing shareholders of Networking and Infrastructure Portfolio can continue to purchase shares of Networking and Infrastructure Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio and Technology Portfolio (funds of Fidelity Select Portfolios) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-5844.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

December 2008
Select Communications Equipment Portfolio	86%
Select Electronics Portfolio	100%
Select Technology Portfolio	89%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

December 2008
Select Communications Equipment Portfolio	85%
Select Electronics Portfolio	100%
Select Technology Portfolio	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELTEC-UANN-0409
1.813668.104

Fidelity®

Select Portfolios®

Telecommunications Services Sector

Select Telecommunications Portfolio

Select Wireless Portfolio

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Wireless	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Telecommunications Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Telecommunications	-36.00%	-4.44%	-5.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) Index performed over the same period.

Annual Report

Select Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Gavin Baker, Portfolio Manager of Select Telecommunications Portfolio: For the 12-month period ending February 28, 2009, the fund's Retail Class shares returned -36.00%, underperforming the -28.37% return of the MSCI® US Investable Market Telecommunications Services Index, but outperforming the S&P 500. Relative to the MSCI index, the fund was hurt by being significantly overweighted in the poor-performing alternative carriers group. Stock selection in the home entertainment software and cable/satellite groups, two areas not represented in the MSCI index, detracted as well. Underweighting integrated telecommunication services stocks, specifically index heavyweight Verizon - due to the fund's investment limitations - hurt the fund because Verizon outperformed the benchmark. Other individual detractors included alternative carriers Global Crossing, which is based in Bermuda, and Level 3 Communications, both of which saw their stock prices drop significantly. French company Gameloft, which sells video games for cell phones, held back the fund's return as well. Lastly, our holdings in foreign stocks were hurt by the strengthening U.S. dollar. On the other hand, the fund benefited from strong stock selection in the wireless telecommunication services group. Specifically, the fund was helped by underweighting Sprint Nextel for much of 2008 and then overweighting the stock late in 2008 and early in 2009. At that time, I purchased shares of the troubled wireless company at a low price, and subsequently the value of these shares increased. Another stock that contributed to the fund's return was communications equipment company Starent Networks, in which the fund held an out-of-benchmark position. Integrated telecom services company Cbeyond also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to
February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.20%
Actual		$ 1,000.00	$ 658.90	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.53%
Actual		$ 1,000.00	$ 657.90	$ 6.29
Hypothetical A		$ 1,000.00	$ 1,017.21	$ 7.65
Class B	1.97%
Actual		$ 1,000.00	$ 656.50	$ 8.09
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 656.40	$ 8.09
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Telecommunications	.97%
Actual		$ 1,000.00	$ 659.70	$ 3.99
Hypothetical A		$ 1,000.00	$ 1,019.98	$ 4.86
Institutional Class	.98%
Actual		$ 1,000.00	$ 659.60	$ 4.03
Hypothetical A		$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Sprint Nextel Corp.	12.7	3.1
Verizon Communications, Inc.	11.1	4.3
AT&T, Inc.	7.4	12.5
Global Crossing Ltd.	6.3	7.7
Qwest Communications International, Inc.	4.8	7.6
Virgin Media, Inc.	4.6	4.8
Starent Networks Corp.	4.2	4.0
Vodafone Group PLC sponsored ADR	3.9	1.4
The DIRECTV Group, Inc.	3.7	2.2
Cbeyond, Inc.	3.5	1.9
	62.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Diversified Telecommunication Services	41.3%
Wireless Telecommunication Services	33.9%
Media	12.2%
Communications Equipment	4.6%
Software	2.5%
All Others*	5.5%

As of August 31, 2008
Diversified Telecommunication Services	54.0%
Wireless Telecommunication Services	20.0%
Media	14.7%
Software	5.1%
Communications Equipment	4.4%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Select Telecommunications Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 4.6%
Communications Equipment - 4.6%
Aruba Networks, Inc. (a)	392	$ 1,082
F5 Networks, Inc. (a)	1,600	32,000
Infinera Corp. (a)(d)	75,300	542,160
Juniper Networks, Inc. (a)	2,100	29,841
Nortel Networks Corp. (a)	8,071	666
Polycom, Inc. (a)	1,700	22,610
Sandvine Corp. (a)	3,200	1,836
Sonus Networks, Inc. (a)	56,800	70,432
Starent Networks Corp. (a)	533,874	8,440,548
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	4,896
		9,146,071
COMPUTERS & PERIPHERALS - 0.1%
Computer Hardware - 0.1%
Apple, Inc. (a)	1,800	160,758
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	1,125
NetApp, Inc. (a)	700	9,408
Synaptics, Inc. (a)	450	9,338
		19,871
TOTAL COMPUTERS & PERIPHERALS		180,629
DIVERSIFIED TELECOMMUNICATION SERVICES - 41.3%
Alternative Carriers - 10.3%
Cable & Wireless PLC	19,405	37,971
Cogent Communications Group, Inc. (a)	64,802	428,989
Global Crossing Ltd. (a)	1,728,486	12,652,518
Iliad Group SA	600	47,378
Level 3 Communications, Inc. (a)	1,228,676	982,941
PAETEC Holding Corp. (a)	73,600	108,192
tw telecom, inc. (a)	783,552	6,299,758
		20,557,747
Integrated Telecommunication Services - 31.0%
AT&T, Inc.	618,319	14,697,443
BT Group PLC	5,351	6,836
Cbeyond, Inc. (a)	491,718	7,085,656
China Unicom (Hong Kong) Ltd. sponsored ADR	243,300	2,158,071
Cincinnati Bell, Inc. (a)	225,000	373,500
Deutsche Telekom AG (Reg.)	1,100	13,189
Embarq Corp.	900	31,473
FairPoint Communications, Inc.	34,149	67,274
NTELOS Holdings Corp.	632	12,115
PT Indosat Tbk	1,600	553
PT Telkomunikasi Indonesia Tbk Series B	355,900	186,993
Qwest Communications International, Inc. (d)	2,841,789	9,633,665
Telecom Italia SpA sponsored ADR	12,500	150,750
Telefonica SA	400	7,360

	Shares	Value
Telefonica SA sponsored ADR	95,400	$ 5,300,424
Telenor ASA	4,400	22,615
Telenor ASA sponsored ADR	4,100	63,878
Telkom SA Ltd.	4,400	43,138
Verizon Communications, Inc.	774,824	22,105,729
Vimpel Communications sponsored ADR	1,200	6,288
Windstream Corp.	1,708	12,742
		61,979,692
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		82,537,439
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	540	7,614
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Google, Inc. Class A (sub. vtg.) (a)	90	30,419
SAVVIS, Inc. (d)	26,799	150,342
		180,761
MEDIA - 12.2%
Cable & Satellite - 12.2%
Comcast Corp. Class A	320,000	4,179,200
DISH Network Corp. Class A (a)	321,800	3,620,250
Dish TV India Ltd. (a)	5,888	2,766
Liberty Global, Inc. Class A (a)	400	4,908
The DIRECTV Group, Inc. (a)	367,300	7,323,962
Virgin Media, Inc.	1,923,800	9,195,764
		24,326,850
SOFTWARE - 2.5%
Application Software - 0.3%
Nuance Communications, Inc. (a)	800	7,088
OnMobile Global Ltd.	132,183	585,270
Synchronoss Technologies, Inc. (a)	5,863	55,933
		648,291
Home Entertainment Software - 2.2%
Gameloft (a)(d)	2,751,486	4,338,746
Glu Mobile, Inc. (a)	113,614	53,399
		4,392,145
TOTAL SOFTWARE		5,040,436
WIRELESS TELECOMMUNICATION SERVICES - 33.9%
Wireless Telecommunication Services - 33.9%
America Movil SAB de CV Series L sponsored ADR	400	10,192
American Tower Corp. Class A (a)	199,900	5,821,088
Bharti Airtel Ltd. (a)	2,129	26,254
Centennial Communications Corp. Class A (a)	89,400	735,762
Clearwire Corp. Class A (a)	17,350	55,867
Crown Castle International Corp. (a)	136,183	2,388,650
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Idea Cellular Ltd. (a)	3,710	$ 3,368
Leap Wireless International, Inc. (a)	80,124	2,172,162
MetroPCS Communications, Inc. (a)	199,200	2,888,400
Millicom International Cellular SA	134,600	5,299,202
MTN Group Ltd.	363,625	3,094,681
NII Holdings, Inc. (a)	119,000	1,524,390
Rogers Communications, Inc. Class B (non-vtg.)	2,200	51,742
SBA Communications Corp. Class A (a)(d)	206,182	4,284,462
Sprint Nextel Corp. (a)	7,729,444	25,429,868
Syniverse Holdings, Inc. (a)	30,468	460,981
Telephone & Data Systems, Inc.	14,820	437,190
TIM Participacoes SA sponsored ADR (non-vtg.)	65,700	930,969
Virgin Mobile USA, Inc. Class A (a)	600	630
Vivo Participacoes SA sponsored ADR (d)	268,425	4,351,169
Vodafone Group PLC sponsored ADR	436,300	7,744,325
		67,711,352
TOTAL COMMON STOCKS (Cost $306,428,009)		189,131,152
Money Market Funds - 12.3%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	11,672,763	$ 11,672,763
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	13,043,687	13,043,687
TOTAL MONEY MARKET FUNDS (Cost $24,716,450)		24,716,450
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $331,144,459)		213,847,602
NET OTHER ASSETS - (7.0)%		(14,081,868)
NET ASSETS - 100%		$ 199,765,734
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,370
Fidelity Securities Lending Cash Central Fund	470,757
Total	$ 528,127
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 213,847,602	$ 208,568,303	$ 5,279,299	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.3%
Bermuda	6.3%
United Kingdom	3.9%
Spain	2.7%
Luxembourg	2.7%
Brazil	2.7%
France	2.2%
South Africa	1.6%
Hong Kong	1.1%
Others (individually less than 1%)	0.5%
100.0%
Income Tax Information

At February 28, 2009, the fund had a capital loss carryforward of approximately $431,464,468 of which $205,830,514, $161,866,685, $11,764,473 and $52,002,796 will expire on February 28, 2010, February 28, 2011, February 29, 2012 and February 28, 2017, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $16,930,578 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $11,907,578) - See accompanying schedule: Unaffiliated issuers (cost $306,428,009)	$ 189,131,152
Fidelity Central Funds (cost $24,716,450)	24,716,450
Total Investments (cost $331,144,459)		$ 213,847,602
Receivable for investments sold		4,630,705
Receivable for fund shares sold		1,260,367
Dividends receivable		265,377
Distributions receivable from Fidelity Central Funds		17,051
Prepaid expenses		1,865
Other receivables		71,382
Total assets		220,094,349

Liabilities
Payable for investments purchased	$ 6,829,111
Payable for fund shares redeemed	274,730
Accrued management fee	91,887
Distribution fees payable	1,188
Other affiliated payables	54,300
Other payables and accrued expenses	33,712
Collateral on securities loaned, at value	13,043,687
Total liabilities		20,328,615

Net Assets		$ 199,765,734
Net Assets consist of:
Paid in capital		$ 775,699,080
Distributions in excess of net investment income		(1,700,123)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(456,922,603)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(117,310,620)
Net Assets		$ 199,765,734

Statement of Assets and Liabilities - continued

February 28, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,111,716 ÷ 79,212 shares)	$ 26.66

Maximum offering price per share (100/94.25 of $26.66)	$ 28.29
Class T: Net Asset Value and redemption price per share ($620,374 ÷ 23,253 shares)	$ 26.68

Maximum offering price per share (100/96.50 of $26.68)	$ 27.65
Class B: Net Asset Value and offering price per share ($362,778 ÷ 13,584 shares)A	$ 26.71

Class C: Net Asset Value and offering price per share ($371,305 ÷ 13,876 shares)A	$ 26.76

Telecommunications: Net Asset Value, offering price and redemption price per share ($196,231,137 ÷ 7,339,245 shares)	$ 26.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($68,424 ÷ 2,560 shares)	$ 26.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 4,166,766
Interest		11,515
Income from Fidelity Central Funds (including $470,757 from security lending)		528,127
Total income		4,706,408

Expenses
Management fee	$ 1,444,922
Transfer agent fees	760,912
Distribution fees	19,379
Accounting and security lending fees	109,688
Custodian fees and expenses	36,809
Independent trustees' compensation	942
Registration fees	72,431
Audit	48,049
Legal	6,748
Interest	5,788
Miscellaneous	31,134
Total expenses before reductions	2,536,802
Expense reductions	(22,281)	2,514,521
Net investment income (loss)		2,191,887
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(81,003))	(72,774,515)
Foreign currency transactions	43,252
Total net realized gain (loss)		(72,731,263)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $60,644)	(37,703,361)
Assets and liabilities in foreign currencies	(11,091)
Total change in net unrealized appreciation (depreciation)		(37,714,452)
Net gain (loss)		(110,445,715)
Net increase (decrease) in net assets resulting from operations		$ (108,253,828)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,191,887	$ 4,604,512
Net realized gain (loss)	(72,731,263)	113,362,351
Change in net unrealized appreciation (depreciation)	(37,714,452)	(171,837,575)
Net increase (decrease) in net assets resulting from operations	(108,253,828)	(53,870,712)
Distributions to shareholders from net investment income	(2,892,731)	(4,987,721)
Distributions to shareholders from net realized gain	(1,435,678)	-
Total distributions	(4,328,409)	(4,987,721)
Share transactions - net increase (decrease)	(28,183,681)	(227,033,730)
Redemption fees	6,604	35,395
Total increase (decrease) in net assets	(140,759,314)	(285,856,768)

Net Assets
Beginning of period	340,525,048	626,381,816
End of period (including distributions in excess of net investment income of $1,700,123 and undistributed net investment income of $768,284, respectively)	$ 199,765,734	$ 340,525,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.22	.26	- K
Net realized and unrealized gain (loss)	(15.60)	(8.08)	3.15
Total from investment operations	(15.38)	(7.82)	3.15
Distributions from net investment income	(.35) M	(.51)	-
Distributions from net realized gain	(.18) M	-	-
Total distributions	(.52) L	(.51)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.66	$ 42.56	$ 50.89
Total Return B,C,D	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.21%	1.19%	1.22% A
Net investment income (loss)	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.12	.12	(.02)
Net realized and unrealized gain (loss)	(15.56)	(8.07)	3.14
Total from investment operations	(15.44)	(7.95)	3.12
Distributions from net investment income	(.24) M	(.42)	-
Distributions from net realized gain	(.13) M	-	-
Total distributions	(.37) L	(.42)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.68	$ 42.49	$ 50.86
Total Return B,C,D	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F,I
Expenses before reductions	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.48%	1.45%	1.53% A
Net investment income (loss)	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	(15.49)	(8.04)	3.11
Total from investment operations	(15.54)	(8.18)	3.06
Distributions from net investment income	(.11) M	(.20)	-
Distributions from net realized gain	(.06) M	-	-
Total distributions	(.17) L	(.20)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.71	$ 42.42	$ 50.80
Total Return B,C,D	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	1.97%	1.95%	2.05% A
Expenses net of all reductions	1.96%	1.94%	2.05% A
Net investment income (loss)	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 363	$ 741	$ 291
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	(15.50)	(8.03)	3.14
Total from investment operations	(15.55)	(8.17)	3.07
Distributions from net investment income	(.07) M	(.22)	-
Distributions from net realized gain	(.05) M	-	-
Total distributions	(.11) L	(.22)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.76	$ 42.42	$ 50.81
Total Return B,C,D	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	1.97%	1.95%	2.07% A
Expenses net of all reductions	1.96%	1.94%	2.06% A
Net investment income (loss)	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 371	$ 902	$ 332
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 42.70	$ 50.91	$ 41.97	$ 34.83	$ 35.79
Income from Investment Operations
Net investment income (loss) C	.30	.43	.61 F	.36	.49 G
Net realized and unrealized gain (loss)	(15.65)	(8.12)	8.85	7.11	(.96)
Total from investment operations	(15.35)	(7.69)	9.46	7.47	(.47)
Distributions from net investment income	(.41) L	(.52)	(.53)	(.33)	(.49)
Distributions from net realized gain	(.20) L	-	-	-	-
Total distributions	(.61) K	(.52)	(.53)	(.33)	(.49)
Redemption fees added to paid in capital C	- J	- J	.01	- J	- J
Net asset value, end of period	$ 26.74	$ 42.70	$ 50.91	$ 41.97	$ 34.83
Total Return A,B	(36.00)%	(15.30)%	22.69%	21.54%	(1.40)%
Ratios to Average Net Assets D,H
Expenses before reductions	.97%	.91%	.99%	1.05%	1.09%
Expenses net of fee waivers, if any	.97%	.90%	.97%	1.05%	1.09%
Expenses net of all reductions	.96%	.90%	.97%	.96%	1.02%
Net investment income (loss)	.85%	.79%	1.34% F	.96%	1.44% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,231	$ 334,565	$ 624,427	$ 402,334	$ 333,642
Portfolio turnover rate E	168%	134%	162%	148%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.34	.45	.16
Net realized and unrealized gain (loss)	(15.67)	(8.09)	3.01
Total from investment operations	(15.33)	(7.64)	3.17
Distributions from net investment income	(.40) L	(.62)	-
Distributions from net realized gain	(.20) L	-	-
Total distributions	(.59) K	(.62)	-
Redemption fees added to paid in capital D	- J	- J	- J
Net asset value, end of period	$ 26.73	$ 42.65	$ 50.91
Total Return B,C	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.91%	.83%	.98% A
Expenses net of all reductions	.90%	.83%	.97% A
Net investment income (loss)	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68	$ 256	$ 114
Portfolio turnover rate F	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, non-taxable dividends, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,103,207
Unrealized depreciation	(137,029,947)
Net unrealized appreciation (depreciation)	$ (127,926,740)
Undistributed ordinary income	388,578
Capital loss carryforward	(431,464,468)

Cost for federal income tax purposes	$ 341,774,342

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 4,328,409	$ 4,987,721

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $435,574,142 and $472,509,473, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 3,942	$ 497
Class T	.25%	.25%	4,376	156
Class B	.75%	.25%	5,278	4,045
Class C	.75%	.25%	5,783	2,275
			$ 19,379	$ 6,973

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,768
Class T	502
Class B*	3,698
Class C*	293
$ 6,261

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,534.29
Class T	2,776.32
Class B	1,575.30
Class C	1,724.30
Telecommunications	749,971.29
Institutional Class	332.23
	$ 760,912

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,310 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,204,200	2.26%	$ 5,788

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $834 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $21,587 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 694

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ 25,664	$ 34,959
Class T	8,592	17,867
Class B	2,117	3,199
Class C	1,365	4,260
Telecommunications	4,183,665	4,919,180
Institutional Class	1,823	8,256
Total	$ 4,223,226	$ 4,987,721
From net realized gain
Class A	$ 735	$ -
Class T	357	-
Class B	203	-
Class C	204	-
Telecommunications	103,644	-
Institutional Class	40	-
Total	$ 105,183	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	74,621	92,950	$ 2,094,308	$ 5,148,375
Reinvestment of distributions	895	636	24,776	33,452
Shares redeemed	(61,881)	(40,941)	(2,346,705)	(2,000,467)
Net increase (decrease)	13,635	52,645	$ (227,621)	$ 3,181,360

Annual Report

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class T
Shares sold	9,634	53,657	$ 334,058	$ 2,989,303
Reinvestment of distributions	320	339	8,637	17,826
Shares redeemed	(16,594)	(35,109)	(641,649)	(1,688,606)
Net increase (decrease)	(6,640)	18,887	$ (298,954)	$ 1,318,523
Class B
Shares sold	4,801	21,448	$ 166,647	$ 1,194,831
Reinvestment of distributions	82	57	2,207	3,011
Shares redeemed	(8,780)	(9,753)	(330,007)	(488,017)
Net increase (decrease)	(3,897)	11,752	$ (161,153)	$ 709,825
Class C
Shares sold	5,551	28,254	$ 174,242	$ 1,547,917
Reinvestment of distributions	51	63	1,354	3,315
Shares redeemed	(12,987)	(13,594)	(456,301)	(674,972)
Net increase (decrease)	(7,385)	14,723	$ (280,705)	$ 876,260
Telecommunications
Shares sold	1,724,964	3,678,807	$ 54,824,085	$ 202,863,624
Reinvestment of distributions	146,701	89,389	4,105,779	4,711,340
Shares redeemed	(2,367,928)	(8,198,629)	(86,013,313)	(440,994,970)
Net increase (decrease)	(496,263)	(4,430,433)	$ (27,083,449)	$ (233,420,006)
Institutional Class
Shares sold	477	14,719	$ 15,601	$ 834,674
Reinvestment of distributions	51	128	1,477	6,760
Shares redeemed	(3,964)	(11,092)	(148,877)	(541,126)
Net increase (decrease)	(3,436)	3,755	$ (131,799)	$ 300,308

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $74,134, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Select Wireless Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Life of fund A
Select Wireless Portfolio	-37.68%	0.37%	-8.00%

A From September 21, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Wireless Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Gavin Baker, Portfolio Manager of Select Wireless Portfolio: For the 12-month period ending February 28, 2009, the fund returned -37.68%, about level with the -37.40% return of the Standard & Poor's® Custom Wireless Index, but outperforming the S&P 500. Relative to the S&P® Custom Wireless index, the fund was hurt by a handful of poor stock choices, including French home entertainment software company Gameloft and application software company Synchronoss Technologies. An underweighting in Japanese wireless company NTT DoCoMo and not holding Hutchison Telecommunications, another wireless name in the index that outperformed, also hurt the fund. British company Vodafone held back the fund's return as well. On the other hand, the fund benefited from strong stock selection in the wireless telecommunications services group. Specifically, the fund was helped by underweighting Sprint Nextel for much of 2008 and then overweighting the stock late in 2008 and early in 2009. At that time, I purchased shares of the troubled wireless company at a low price, and subsequently the value of these shares increased. Another stock that did well for the fund was communications equipment company Starent Networks, which makes gear that helps wireless telecom companies manage their mobile data traffic. An out-of-benchmark holding, Starent was a strong performer for the fund during the final three months of the review period. The fund also was helped by being underweighted in communications equipment company Motorola, which did not perform well, especially in the second half of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Wireless Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Actual	.95%	$ 1,000.00	$ 643.60	$ 3.87
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.08	$ 4.76

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Wireless Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Sprint Nextel Corp.	18.0	3.0
Starent Networks Corp.	7.8	7.0
Vodafone Group PLC sponsored ADR	6.9	7.6
QUALCOMM, Inc.	6.5	11.5
Research In Motion Ltd.	5.0	5.0
SBA Communications Corp. Class A	4.7	3.0
Millicom International Cellular SA	4.6	3.7
Gameloft	4.2	7.7
MetroPCS Communications, Inc.	3.3	0.8
Vivo Participacoes SA sponsored ADR	3.2	0.0
	64.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Wireless Telecommunication Services	59.3%
Communications Equipment	23.8%
Software	5.3%
Diversified Telecommunication Services	3.9%
Media	3.5%
All Others*	4.2%

As of August 31, 2008
Wireless Telecommunication Services	45.7%
Communications Equipment	35.5%
Software	9.4%
Computers & Peripherals	4.7%
Semiconductors & Semiconductor Equipment	2.6%
All Others*	2.1%

* Includes short-term investments and net other assets.

Annual Report

Select Wireless Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 23.8%
Communications Equipment - 23.8%
Aruba Networks, Inc. (a)	78,884	$ 217,720
Harris Corp.	42,400	1,580,672
Juniper Networks, Inc. (a)	36,800	522,928
Motorola, Inc.	518,380	1,824,698
Nokia Corp. sponsored ADR	181,300	1,696,968
Powerwave Technologies, Inc. (a)	89,500	30,430
QUALCOMM, Inc.	349,450	11,682,114
Research In Motion Ltd. (a)	228,300	9,118,304
Starent Networks Corp. (a)(d)	890,012	14,071,090
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	281,000	2,292,960
		43,037,884
COMPUTERS & PERIPHERALS - 0.2%
Computer Storage & Peripherals - 0.2%
Synaptics, Inc. (a)	15,900	329,925
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.9%
Integrated Telecommunication Services - 3.9%
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	648,200	5,749,534
Deutsche Telekom AG (Reg.)	100	1,199
NTELOS Holdings Corp.	51,000	977,670
PT Indosat Tbk	2,700	933
PT Telkomunikasi Indonesia Tbk Series B	448,000	235,384
Telenor ASA	1,000	5,140
Telkom SA Ltd.	6,400	62,746
		7,032,606
INTERNET SOFTWARE & SERVICES - 0.0%
Internet Software & Services - 0.0%
Openwave Systems, Inc. (a)	15,641	12,826
SAVVIS, Inc.	6,200	34,782
		47,608
MEDIA - 3.5%
Cable & Satellite - 3.5%
DISH Network Corp. Class A (a)	493,100	5,547,375
The DIRECTV Group, Inc. (a)	43,300	863,402
		6,410,777
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Semiconductors - 3.3%
Atheros Communications, Inc. (a)	87,300	1,054,584
Cree, Inc. (a)	11,500	225,860
Marvell Technology Group Ltd. (a)	1,300	9,763

	Shares	Value
NVIDIA Corp. (a)	358,800	$ 2,970,864
RF Micro Devices, Inc. (a)	409,400	372,554
Skyworks Solutions, Inc. (a)	218,300	1,418,950
		6,052,575
SOFTWARE - 5.3%
Application Software - 1.0%
OnMobile Global Ltd.	259,276	1,148,002
Synchronoss Technologies, Inc. (a)	73,500	701,190
		1,849,192
Home Entertainment Software - 4.3%
Gameloft (a)(d)(e)	4,791,962	7,556,319
Glu Mobile, Inc. (a)	223,623	105,103
		7,661,422
TOTAL SOFTWARE		9,510,614
WIRELESS TELECOMMUNICATION SERVICES - 59.3%
Wireless Telecommunication Services - 59.3%
America Movil SAB de CV Series L sponsored ADR	400	10,192
American Tower Corp. Class A (a)	111,092	3,234,999
Bharti Airtel Ltd. (a)	1,124	13,861
China Mobile (Hong Kong) Ltd. sponsored ADR	89,800	3,892,830
Clearwire Corp. Class A (a)(d)	115,700	372,554
Crown Castle International Corp. (a)	232,400	4,076,296
Idea Cellular Ltd. (a)	81,905	74,351
KDDI Corp.	625	3,273,671
Leap Wireless International, Inc. (a)	74,300	2,014,273
MetroPCS Communications, Inc. (a)	408,000	5,916,000
Millicom International Cellular SA	213,100	8,389,747
MTN Group Ltd.	394,200	3,354,894
NII Holdings, Inc. (a)(d)	243,300	3,116,673
NTT DoCoMo, Inc.	3,023	4,708,567
Orascom Telecom Holding SAE unit	400	6,800
SBA Communications Corp. Class A (a)(d)	411,100	8,542,658
Sprint Nextel Corp. (a)	9,892,531	32,546,422
Syniverse Holdings, Inc. (a)	84,700	1,281,511
Telephone & Data Systems, Inc.	80,602	2,377,759
TIM Participacoes SA sponsored ADR (non-vtg.)	37,000	524,290
U.S. Cellular Corp. (a)	41,600	1,431,040
Vivo Participacoes SA sponsored ADR (d)	358,250	5,807,233
Vodafone Group PLC sponsored ADR	701,800	12,456,950
		107,423,571
TOTAL COMMON STOCKS (Cost $257,285,179)		179,845,560
Money Market Funds - 12.0%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	6,365,594	$ 6,365,594
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	15,355,665	15,355,665
TOTAL MONEY MARKET FUNDS (Cost $21,721,259)		21,721,259
TOTAL INVESTMENT PORTFOLIO - 111.3% (Cost $279,006,438)		201,566,819
NET OTHER ASSETS - (11.3)%		(20,452,776)
NET ASSETS - 100%		$ 181,114,043
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,208
Fidelity Securities Lending Cash Central Fund	500,582
Total	$ 526,790
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gameloft	$ 2,060,363	$ 22,410,793	$ 210,395	$ -	$ 7,556,319
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 201,566,819	$ 184,549,392	$ 17,017,427	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	61.3%
United Kingdom	6.9%
Hong Kong	5.3%
Canada	5.0%
Luxembourg	4.6%
Japan	4.4%
France	4.2%
Brazil	3.5%
South Africa	1.9%
Sweden	1.3%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $56,850,525 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $17,435,526 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $15,043,681) - See accompanying schedule: Unaffiliated issuers (cost $231,257,383)	$ 172,289,241
Fidelity Central Funds (cost $21,721,259)	21,721,259
Other affiliated issuers (cost $26,027,796)	7,556,319
Total Investments (cost $279,006,438)		$ 201,566,819
Receivable for investments sold		6,711,633
Receivable for fund shares sold		399,971
Dividends receivable		123,132
Distributions receivable from Fidelity Central Funds		12,417
Prepaid expenses		1,959
Other receivables		21,407
Total assets		208,837,338

Liabilities
Payable for investments purchased	$ 11,561,266
Payable for fund shares redeemed	639,170
Accrued management fee	85,928
Other affiliated payables	50,369
Other payables and accrued expenses	30,897
Collateral on securities loaned, at value	15,355,665
Total liabilities		27,723,295

Net Assets		$ 181,114,043
Net Assets consist of:
Paid in capital		$ 344,575,603
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,021,980)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(77,439,580)
Net Assets, for 40,761,515 shares outstanding		$ 181,114,043
Net Asset Value, offering price and redemption price per share ($181,114,043 ÷ 40,761,515 shares)		$ 4.44

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 4,485,492
Interest		3,994
Income from Fidelity Central Funds (including $500,582 from security lending)		526,790
Total income		5,016,276

Expenses
Management fee	$ 1,563,738
Transfer agent fees	800,766
Accounting and security lending fees	117,437
Custodian fees and expenses	51,831
Independent trustees' compensation	1,504
Registration fees	35,859
Audit	51,842
Legal	2,044
Interest	6,386
Miscellaneous	32,559
Total expenses before reductions	2,663,966
Expense reductions	(33,533)	2,630,433
Net investment income (loss)		2,385,843
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(24,135))	(54,121,460)
Other affiliated issuers	(200,166)
Foreign currency transactions	37,458
Total net realized gain (loss)		(54,284,168)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $24,302)	(70,656,138)
Assets and liabilities in foreign currencies	4,290
Total change in net unrealized appreciation (depreciation)		(70,651,848)
Net gain (loss)		(124,936,016)
Net increase (decrease) in net assets resulting from operations		$ (122,550,173)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,385,843	$ 1,626,991
Net realized gain (loss)	(54,284,168)	(5,130,817)
Change in net unrealized appreciation (depreciation)	(70,651,848)	(44,348,702)
Net increase (decrease) in net assets resulting from operations	(122,550,173)	(47,852,528)
Distributions to shareholders from net investment income	(2,419,895)	(2,415,450)
Distributions to shareholders from net realized gain	-	(20,933,888)
Total distributions	(2,419,895)	(23,349,338)
Share transactions Proceeds from sales of shares	54,809,550	707,896,007
Reinvestment of distributions	2,321,962	22,404,915
Cost of shares redeemed	(185,981,995)	(502,708,293)
Net increase (decrease) in net assets resulting from share transactions	(128,850,483)	227,592,629
Redemption fees	18,968	153,910
Total increase (decrease) in net assets	(253,801,583)	156,544,673

Net Assets
Beginning of period	434,915,626	278,370,953
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $120,251, respectively)	$ 181,114,043	$ 434,915,626
Other Information Shares
Sold	9,268,630	79,574,545
Issued in reinvestment of distributions	570,468	2,523,076
Redeemed	(29,194,679)	(61,007,591)
Net increase (decrease)	(19,355,581)	21,090,030

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,

2009

2008 J

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 7.13	$ 7.20	$ 5.69	$ 4.85
Income from Investment Operations
Net investment income (loss) C	.05	.03 F	.05 G	- K	(.01)
Net realized and unrealized gain (loss)	(2.78)	.36 H	.32	1.51	.85
Total from investment operations	(2.73)	.39	.37	1.51	.84
Distributions from net investment income	(.06)	(.03)	-	-	-
Distributions from net realized gain	-	(.26)	(.44)	-	-
Total distributions	(.06)	(.29)	(.44)	-	-
Redemption fees added to paid in capital C, K	-	-	-	-	-
Net asset value, end of period	$ 4.44	$ 7.23	$ 7.13	$ 7.20	$ 5.69
Total Return A, B	(37.68)%	4.71%	5.16%	26.54%	17.32%
Ratios to Average Net Assets D, I
Expenses before reductions	.95%	.91%	.97%	1.00%	1.04%
Expenses net of fee waivers, if any	.95%	.91%	.97%	1.00%	1.04%
Expenses net of all reductions	.94%	.91%	.96%	.89%	.97%
Net investment income (loss)	.85%	.32% F	.69% G	.04%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,114	$ 434,916	$ 278,371	$ 502,702	$ 372,705
Portfolio turnover rate E	191%	191%	124%	162%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .19%. G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..30%. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. J For the year ended February 29. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,757,202
Unrealized depreciation	(101,932,706)
Net unrealized appreciation (depreciation)	(89,175,504)
Capital loss carryforward	(56,850,525)

Cost for federal income tax purposes	$ 290,742,323

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 2,419,895	$ 5,636,048
Long-term Capital Gains	-	17,713,290
Total	$ 2,419,895	$ 23,349,338

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $545,254,078 and $671,495,098, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .29% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,339 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,415,818	2.48%	$ 6,386

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $867 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,684 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense by $849.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $26,927, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Select Telecommunications Portfolio voted to pay on April 20, 2009 to shareholders of record at the opening of business on April 17, 2009 a distribution of $0.048 per share derived from capital gains realized from sales of portfolio securities.

The fund designates 99% and 70% of the dividends distributed in April and December, respectively durign the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in April and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Distributions (Unaudited)

The fund designates 28% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
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Annual Report

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Fidelity®

Select Portfolios®

Utilities Sector

Select Utilities Portfolio (formerly Select Utilities Growth Portfolio)

Annual Report

February 28, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Performance	<Click Here>
Management's Discussion	<Click Here>
Shareholder Expense Example	<Click Here>
Investment Changes	<Click Here>
Investments	<Click Here>
Financial Statements	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Utilities Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Select Utilities Portfolio A	-37.47%	2.39%	-1.51%

A Prior to October 1, 2006, Utilities operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Utilities Portfolio on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Utilities Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Douglas Simmons, Portfolio Manager of Select Utilities Portfolio: The fund declined 37.47% for the year, underperforming the MSCI® US Investable Market Utilities Index - which fell 30.40% - but outperforming the S&P 500. Unfavorable stock selection among electric utilities was the main factor behind the fund's underperformance of the MSCI index. Unsuccessful security selection in gas utilities, independent power/energy traders and multi-utilities also hurt, as did poor market weighting decisions in the last two groups. On the plus side, more-successful security selection in oil/gas storage and transport helped, as did the fund's modest cash position, which added value in a down market. Detractors from performance relative to the MSCI index were Constellation Energy, an independent power producer located in Maryland; underweighting regulated electric utilities and major index components Southern Company and Dominion Resources, located in Atlanta and Virginia, respectively; New Jersey-based independent power producer NRG Energy; and Pennsylvania electric utility PPL. Contributions came from an out-of-benchmark position in Spectra Energy, a Houston-based firm that stores and transports oil and natural gas; California utility Sempra Energy; Progress Energy, an electric utility headquartered in North Carolina; and an underweighting in St. Louis-based utility Ameren. Some stocks mentioned in this report were not held at period end.

Note to shareholders: The fund's name was changed to Select Utilities Portfolio on January 16, 2009, to better reflect its investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Utilities Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to
February 28, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Actual	.92%	$ 1,000.00	$ 656.20	$ 3.78
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.23	$ 4.61

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Utilities Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exelon Corp.	11.7	11.4
Progress Energy, Inc.	7.2	2.9
Entergy Corp.	6.5	8.1
Sempra Energy	6.0	4.9
Duke Energy Corp.	5.9	0.0
American Electric Power Co., Inc.	5.7	4.9
PG&E Corp.	5.4	5.4
Public Service Enterprise Group, Inc.	4.9	4.9
FirstEnergy Corp.	4.7	0.0
Northeast Utilities	2.7	0.8
	60.7
Top Industries (% of fund's net assets)
As of February 28, 2009
Electric Utilities	59.0%
Multi-Utilities	26.3%
Independent Power Producers & Energy Traders	5.3%
Gas Utilities	4.5%
Oil, Gas & Consumable Fuels	0.8%
All Others*	4.1%

As of August 31, 2008
Electric Utilities	56.5%
Multi-Utilities	22.0%
Independent Power Producers & Energy Traders	13.2%
Gas Utilities	3.6%
Electronic Equipment & Instruments	0.5%
All Others*	4.2%

* Includes short-term investments and net other assets.

Annual Report

Select Utilities Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Other Diversifed Financial Services - 0.3%
Hicks Acquisition Co. I, Inc. unit (a)	100,500	$ 942,690
ELECTRIC UTILITIES - 59.0%
Electric Utilities - 59.0%
Allegheny Energy, Inc.	143,700	3,397,068
American Electric Power Co., Inc.	608,600	17,071,230
DPL, Inc.	273,800	5,503,380
Duke Energy Corp.	1,317,700	17,749,419
Entergy Corp.	291,000	19,610,490
Exelon Corp.	745,800	35,216,676
FirstEnergy Corp.	331,700	14,117,152
FPL Group, Inc.	129,406	5,865,974
Northeast Utilities	370,400	8,115,464
NV Energy, Inc.	547,000	5,070,690
Pepco Holdings, Inc.	382,000	5,730,000
Pinnacle West Capital Corp.	296,500	7,786,090
PPL Corp.	221,690	6,182,934
Progress Energy, Inc.	615,200	21,790,384
Westar Energy, Inc.	273,100	4,615,390
		177,822,341
ELECTRICAL EQUIPMENT - 0.2%
Electrical Components & Equipment - 0.2%
First Solar, Inc. (a)	7,300	771,902
GAS UTILITIES - 4.5%
Gas Utilities - 4.5%
AGL Resources, Inc.	40,200	1,115,148
EQT Corp.	106,100	3,262,575
Nicor, Inc.	51,300	1,609,794
Questar Corp.	256,153	7,384,891
Southwest Gas Corp.	5,700	111,093
		13,483,501
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.3%
Independent Power Producers & Energy Traders - 5.3%
AES Corp. (a)	824,159	5,192,202
Black Hills Corp.	33,800	601,978
Constellation Energy Group, Inc.	202,400	3,999,424
Dynegy, Inc. Class A (a)	1,289,700	1,676,610
NRG Energy, Inc. (a)	233,117	4,405,911
		15,876,125
MULTI-UTILITIES - 25.9%
Multi-Utilities - 25.9%
Alliant Energy Corp.	107,600	2,488,788
CMS Energy Corp. (d)	657,700	7,274,162
Dominion Resources, Inc.	203,400	6,138,612

	Shares	Value
OGE Energy Corp.	310,700	$ 6,810,544
PG&E Corp. (d)	423,151	16,172,831
PNM Resources, Inc.	75,791	582,833
Public Service Enterprise Group, Inc.	539,550	14,724,320
Sempra Energy	437,300	18,178,561
Wisconsin Energy Corp.	142,600	5,678,332
		78,048,983
OIL, GAS & CONSUMABLE FUELS - 0.8%
Oil & Gas Storage & Transport - 0.8%
Southern Union Co.	187,700	2,517,057
WATER UTILITIES - 0.8%
Water Utilities - 0.8%
Aqua America, Inc.	125,100	2,301,840
TOTAL COMMON STOCKS (Cost $346,766,440)		291,764,439
Nonconvertible Bonds - 0.4%
Principal Amount
MULTI-UTILITIES - 0.4%
Multi-Utilities - 0.4%
NiSource Finance Corp. 5.45% 9/15/20 (Cost $1,407,473)	$ 1,940,000	1,328,434
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	4,356,339	4,356,339
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	19,046,250	19,046,250
TOTAL MONEY MARKET FUNDS (Cost $23,402,589)		23,402,589
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $371,576,502)		316,495,462
NET OTHER ASSETS - (5.0)%		(14,966,517)
NET ASSETS - 100%		$ 301,528,945
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 376,807
Fidelity Securities Lending Cash Central Fund	133,442
Total	$ 510,249
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 316,495,462	$ 315,167,028	$ 1,328,434	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $81,003,155 of which $15,561,006 and $65,442,149 will expire on February 28, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $32,753,499 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Utilities Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $18,767,140) - See accompanying schedule: Unaffiliated issuers (cost $348,173,913)	$ 293,092,873
Fidelity Central Funds (cost $23,402,589)	23,402,589
Total Investments (cost $371,576,502)		$ 316,495,462
Receivable for investments sold		15,058,288
Receivable for fund shares sold		289,722
Dividends receivable		1,697,662
Interest receivable		48,460
Distributions receivable from Fidelity Central Funds		7,144
Prepaid expenses		3,420
Other receivables		999
Total assets		333,601,157

Liabilities
Payable for investments purchased	$ 11,978,251
Payable for fund shares redeemed	752,515
Accrued management fee	160,976
Other affiliated payables	105,181
Other payables and accrued expenses	29,039
Collateral on securities loaned, at value	19,046,250
Total liabilities		32,072,212

Net Assets		$ 301,528,945
Net Assets consist of:
Paid in capital		$ 486,855,414
Undistributed net investment income		1,471,324
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(131,716,753)
Net unrealized appreciation (depreciation) on investments		(55,081,040)
Net Assets, for 8,629,986 shares outstanding		$ 301,528,945
Net Asset Value, offering price and redemption price per share ($301,528,945 ÷ 8,629,986 shares)		$ 34.94

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 12,833,679
Interest		11,628
Income from Fidelity Central Funds		510,249
Total income		13,355,556

Expenses
Management fee	$ 2,626,951
Transfer agent fees	1,245,753
Accounting and security lending fees	184,064
Custodian fees and expenses	17,014
Independent trustees' compensation	1,952
Registration fees	36,238
Audit	36,833
Legal	5,558
Interest	655
Miscellaneous	38,895
Total expenses before reductions	4,193,913
Expense reductions	(10,655)	4,183,258
Net investment income (loss)		9,172,298
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(110,237,567)
Foreign currency transactions	19,563
Total net realized gain (loss)		(110,218,004)
Change in net unrealized appreciation (depreciation) on investment securities		(85,736,012)
Net gain (loss)		(195,954,016)
Net increase (decrease) in net assets resulting from operations		$ (186,781,718)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,172,298	$ 11,748,675
Net realized gain (loss)	(110,218,004)	33,149,502
Change in net unrealized appreciation (depreciation)	(85,736,012)	(52,646,534)
Net increase (decrease) in net assets resulting from operations	(186,781,718)	(7,748,357)
Distributions to shareholders from net investment income	(7,699,468)	(14,620,352)
Share transactions Proceeds from sales of shares	157,164,187	945,541,927
Reinvestment of distributions	7,340,518	14,004,559
Cost of shares redeemed	(274,609,977)	(1,126,946,948)
Net increase (decrease) in net assets resulting from share transactions	(110,105,272)	(167,400,462)
Redemption fees	32,052	169,692
Total increase (decrease) in net assets	(304,554,406)	(189,599,479)

Net Assets
Beginning of period	606,083,351	795,682,830
End of period (including undistributed net investment income of $1,471,324 and distributions in excess of net investment income of $1,508, respectively)	$ 301,528,945	$ 606,083,351
Other Information Shares
Sold	3,346,843	15,015,476
Issued in reinvestment of distributions	187,785	213,867
Redeemed	(5,521,130)	(18,268,427)
Net increase (decrease)	(1,986,502)	(3,039,084)

Financial Highlights

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 57.09	$ 58.27	$ 46.44	$ 40.04	$ 33.94
Income from Investment Operations
Net investment income (loss) C	.99	.84	1.00	.73	.76 F,G
Net realized and unrealized gain (loss)	(22.29)	(.82)	11.45	6.59	5.95
Total from investment operations	(21.30)	.02	12.45	7.32	6.71
Distributions from net investment income	(.85)	(1.21)	(.64)	(.93)	(.62)
Redemption fees added to paid in capital C	- J	.01	.02	.01	.01
Net asset value, end of period	$ 34.94	$ 57.09	$ 58.27	$ 46.44	$ 40.04
Total Return A,B	(37.47)%	(.22)%	26.95%	18.48%	19.90%
Ratios to Average Net Assets D,H
Expenses before reductions	.89%	.88%	.93%	.97%	1.02%
Expenses net of fee waivers, if any	.89%	.88%	.93%	.97%	1.02%
Expenses net of all reductions	.89%	.87%	.93%	.92%	.99%
Net investment income (loss)	1.95%	1.35%	1.93%	1.71%	2.06% F,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 301,529	$ 606,083	$ 795,683	$ 298,371	$ 324,732
Portfolio turnover rate E	167%	121%	107%	101%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.22 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended February 29, 2004, net investment income per share and the ratio of net investment income to average net assets for the year ended February 28, 2005 have been reduced by $0.02 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the Fund.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Fidelity Select Utilities Portfolio (the Fund) (formerly Select Utilities Growth Portfolio) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustees compensation, losses deferred due to wash sales, excise tax regulations and capital loss carryforwards.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,224,420
Unrealized depreciation	(74,284,147)
Net unrealized appreciation (depreciation)	(73,059,727)
Undistributed ordinary income	1,490,190
Capital loss carryforward	(81,003,155)

Cost for federal income tax purposes	$ 389,555,189

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 7,699,468	$ 14,620,352

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $760,589,101 and $875,268,551, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,902 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,390,000	3.19%	$ 655

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,558 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $133,442.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,683 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $2,972.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $40,344 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Fidelity Select Utilities Portfolio (formerly Select Utilities Growth Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Select Utilities Portfolio (formerly Select Utilities Growth Portfolio) (a fund of Fidelity Select Portfolios) at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
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(such as changing name, address, bank, etc.)

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General Correspondence

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Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company
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Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Consumer Staples Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-33.48%	1.33%	2.66%
Class T (incl. 3.50% sales charge) B	-32.07%	1.68%	2.83%
Class B (incl. contingent deferred sales charge) C	-33.43%	1.83%	3.08%
Class C (incl. contingent deferred sales charge) D	-30.64%	2.19%	3.09%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Class A on February 28, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor Consumer Staples Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares declined 29.43%, 29.61%, 29.96% and 29.94%, respectively (excluding sales charges), lagging the 24.11% decline of its sector benchmark, the MSCI® US Investable Market Consumer Staples Index, but beating the S&P 500. A large part of the fund's underperformance of the MSCI index came from stocks with emerging-markets exposure, a theme I've been pursuing in the portfolio for some time. While I was correct on the business fundamentals - consumer staples spending continued to grow faster in emerging markets than in developed economies - I was wrong on the direction of the equity market. In a dramatically slowing economy, investors fled to the perceived safety of consumer staples companies doing business exclusively in developed nations. The stronger dollar also hurt the performance of foreign securities when translated back into dollars, including those securities held by the fund. On an industry level, the fund suffered from stock selection in brewers and in packaged food and meats, as well as from a major underweighting in hypermarkets and super centers. In the latter area, a below-market weighting in Wal-Mart was the key culprit. The stock proved very resilient as investors expected the company to benefit from its bargain pricing strategy. Within brewing, avoiding Anheuser-Busch for much of the period hurt when its share price spiked on a takeover bid from Belgian-based InBev, another fund detractor. However, once the deal was successfully consummated, the combined Anheuser-Busch InBev entity was the top individual contributor to relative performance. Our shares in personal products maker Avon, eastern European soft drink distributor Coca-Cola Hellenic and French spirits distiller Pernod Ricard declined sharply as well. On the positive side, overweighting brewers, underweighting household products and tobacco, and good stock selection in food retail contributed. Within household products, Kimberly-Clark and Procter & Gamble were helpful due to timely ownership. Elsewhere, I underweighted tobacco giant Philip Morris International, which was hurt by its foreign-currency-based earnings. I bought bottler Coca-Cola Enterprises at an attractive valuation, and its stock rose as the firm enjoyed expanding profit margins later in the period. The fund's cash position also aided returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to Febru-ary 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.19%
Actual		$ 1,000.00	$ 725.20	$ 5.09
Hypothetical A		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.46%
Actual		$ 1,000.00	$ 724.30	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.55	$ 7.30
Class B	1.96%
Actual		$ 1,000.00	$ 722.60	$ 8.37
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.95%
Actual		$ 1,000.00	$ 722.50	$ 8.33
Hypothetical A		$ 1,000.00	$ 1,015.12	$ 9.74
Consumer Staples	.94%
Actual		$ 1,000.00	$ 726.20	$ 4.02
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71
Institutional Class	.93%
Actual		$ 1,000.00	$ 726.20	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,020.18	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.1	16.4
The Coca-Cola Co.	9.8	9.7
PepsiCo, Inc.	8.9	8.4
Wal-Mart Stores, Inc.	6.5	2.9
CVS Caremark Corp.	6.2	5.5
British American Tobacco PLC sponsored ADR	4.1	3.9
Nestle SA (Reg.)	4.1	0.0
Anheuser-Busch InBev NV	3.2	0.0
Unilever NV (NY Shares)	3.0	2.5
Walgreen Co.	2.8	2.8
	63.7
Top Industries (% of fund's net assets)
As of February 28, 2009
Beverages	33.4%
Food & Staples Retailing	19.0%
Household Products	18.6%
Food Products	14.0%
Tobacco	8.1%
All Others*	6.9%

As of August 31, 2008
Beverages	32.1%
Household Products	23.6%
Food & Staples Retailing	15.0%
Food Products	14.6%
Tobacco	7.8%
All Others*	6.9%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Staples Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
BEVERAGES - 33.4%
Brewers - 6.6%
Anadolu Efes Biracilik ve Malt Sanyii AS	245,611	$ 1,560,260
Anheuser-Busch InBev NV	1,050,200	28,692,133
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	108,200	4,377,772
Molson Coors Brewing Co. Class B	662,380	23,335,647
SABMiller PLC	127,950	1,852,269
		59,818,081
Distillers & Vintners - 4.6%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,604,200	20,934,810
Diageo PLC sponsored ADR	265,900	12,361,691
Pernod Ricard SA (d)	130,100	7,082,663
Remy Cointreau SA	35,600	804,202
		41,183,366
Soft Drinks - 22.2%
Coca-Cola Amatil Ltd.	260,984	1,489,417
Coca-Cola Enterprises, Inc.	708,200	8,130,136
Coca-Cola FEMSA SAB de CV sponsored ADR	116,200	3,620,792
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	195,510	2,303,108
Coca-Cola Icecek AS	517,332	2,145,280
Cott Corp. (a)	1,372,400	1,100,380
Dr Pepper Snapple Group, Inc. (a)	155,700	2,187,585
Embotelladora Andina SA sponsored ADR	308,241	4,407,846
Fomento Economico Mexicano SAB de CV sponsored ADR	77,300	1,780,992
Pepsi Bottling Group, Inc.	253,100	4,682,350
PepsiCo, Inc.	1,672,700	80,523,778
The Coca-Cola Co.	2,154,400	88,007,240
		200,378,904
TOTAL BEVERAGES		301,380,351
FOOD & STAPLES RETAILING - 19.0%
Drug Retail - 9.0%
CVS Caremark Corp.	2,177,300	56,043,702
Walgreen Co.	1,067,900	25,480,094
		81,523,796
Food Distributors - 0.1%
United Natural Foods, Inc. (a)	26,600	395,808
Food Retail - 3.4%
Kroger Co.	651,900	13,474,773
Safeway, Inc.	861,500	15,937,750
SUPERVALU, Inc.	99,000	1,545,390
		30,957,913

	Shares	Value
Hypermarkets & Super Centers - 6.5%
Wal-Mart Stores, Inc.	1,195,500	$ 58,866,420
TOTAL FOOD & STAPLES RETAILING		171,743,937
FOOD PRODUCTS - 14.0%
Agricultural Products - 3.2%
Archer Daniels Midland Co.	571,800	15,244,188
Bunge Ltd. (d)	168,602	7,904,062
Corn Products International, Inc.	73,300	1,478,461
SLC Agricola SA	343,800	2,024,972
Viterra, Inc. (a)	307,900	2,449,356
		29,101,039
Packaged Foods & Meats - 10.8%
Cadbury PLC sponsored ADR	75,612	2,316,752
Groupe Danone	145,100	6,884,552
Kraft Foods, Inc. Class A	150,600	3,430,668
Lindt & Spruengli AG (d)	79	1,468,202
Nestle SA (Reg.)	1,122,867	36,703,912
Perdigao SA	126,600	1,554,802
PureCircle Ltd. (a)	324,800	765,116
Ralcorp Holdings, Inc. (a)	59,100	3,581,460
Sadia SA ADR (d)	431,000	1,474,020
Smithfield Foods, Inc. (a)	118,700	931,795
Tyson Foods, Inc. Class A	1,175,300	9,907,779
Unilever NV (NY Shares)	1,417,512	27,088,654
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)(d)	37,600	1,114,088
		97,221,800
TOTAL FOOD PRODUCTS		126,322,839
HOTELS, RESTAURANTS & LEISURE - 0.0%
Restaurants - 0.0%
Krispy Kreme Doughnuts, Inc. warrants 3/2/12 (a)	329	33
HOUSEHOLD DURABLES - 0.2%
Housewares & Specialties - 0.2%
Fortune Brands, Inc.	89,600	2,128,000
HOUSEHOLD PRODUCTS - 18.6%
Household Products - 18.6%
Colgate-Palmolive Co.	331,700	19,961,706
Kimberly-Clark Corp.	238,000	11,212,180
Procter & Gamble Co.	2,828,197	136,234,250
		167,408,136
PERSONAL PRODUCTS - 2.8%
Personal Products - 2.8%
Avon Products, Inc.	1,199,276	21,095,265
Bare Escentuals, Inc. (a)	199,905	631,700
Herbalife Ltd.	16,600	226,424
Common Stocks - continued
	Shares	Value
PERSONAL PRODUCTS - CONTINUED
Personal Products - continued
Mead Johnson Nutrition Co. Class A (a)	80,100	$ 2,209,959
Physicians Formula Holdings, Inc. (a)	396,456	927,707
		25,091,055
PHARMACEUTICALS - 1.5%
Pharmaceuticals - 1.5%
Johnson & Johnson	217,400	10,870,000
Perrigo Co.	107,500	2,159,675
		13,029,675
TOBACCO - 8.1%
Tobacco - 8.1%
Altria Group, Inc.	879,000	13,571,760
British American Tobacco PLC sponsored ADR	731,980	37,360,259
KT&G Corp.	990	50,752
Lorillard, Inc.	39,400	2,302,536
Philip Morris International, Inc.	532,100	17,809,387
Souza Cruz Industria Comerico	113,800	2,281,800
		73,376,494
TOTAL COMMON STOCKS (Cost $1,089,424,078)		880,480,520
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	20,026,747	$ 20,026,747
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	6,982,496	6,982,496
TOTAL MONEY MARKET FUNDS (Cost $27,009,243)		27,009,243
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,116,433,321)	907,489,763
NET OTHER ASSETS - (0.6)%	(5,656,581)
NET ASSETS - 100%	$ 901,833,182
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 409,906
Fidelity Securities Lending Cash Central Fund	422,078
Total	$ 831,984
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 907,489,763	$ 821,696,512	$ 85,793,251	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.3%
United Kingdom	5.9%
Switzerland	4.2%
Belgium	3.2%
Netherlands	3.0%
France	1.7%
Brazil	1.3%
Bermuda	1.0%
Others (individually less than 1%)	2.4%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $14,179,345 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $20,196,973 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $6,812,362) - See accompanying schedule: Unaffiliated issuers (cost $1,089,424,078)	$ 880,480,520
Fidelity Central Funds (cost $27,009,243)	27,009,243
Total Investments (cost $1,116,433,321)		$ 907,489,763
Receivable for investments sold		8,231,074
Receivable for fund shares sold		3,397,361
Dividends receivable		972,894
Distributions receivable from Fidelity Central Funds		25,369
Prepaid expenses		7,903
Other receivables		1,908
Total assets		920,126,272

Liabilities
Payable for investments purchased	$ 6,844,030
Payable for fund shares redeemed	3,597,276
Accrued management fee	449,415
Distribution fees payable	95,887
Other affiliated payables	270,921
Other payables and accrued expenses	53,065
Collateral on securities loaned, at value	6,982,496
Total liabilities		18,293,090

Net Assets		$ 901,833,182
Net Assets consist of:
Paid in capital		$ 1,160,640,517
Undistributed net investment income		512,356
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(50,373,312)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(208,946,379)
Net Assets		$ 901,833,182

Statement of Assets and Liabilities - continued

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($121,192,925 ÷ 2,757,912 shares)	$ 43.94

Maximum offering price per share (100/94.25 of $43.94)	$ 46.62
Class T: Net Asset Value and redemption price per share ($22,623,804 ÷ 517,090 shares)	$ 43.75

Maximum offering price per share (100/96.50 of $43.75)	$ 45.34
Class B: Net Asset Value and offering price per share ($14,928,746 ÷ 342,990 shares)A	$ 43.53

Class C: Net Asset Value and offering price per share ($54,902,464 ÷ 1,263,249 shares)A	$ 43.46

Consumer Staples: Net Asset Value, offering price and redemption price per share ($657,263,092 ÷ 14,891,180 shares)	$ 44.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($30,922,151 ÷ 701,657 shares)	$ 44.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 20,355,348
Interest		4,760
Income from Fidelity Central Funds		831,984
Total income		21,192,092

Expenses
Management fee	$ 4,860,293
Transfer agent fees	2,267,655
Distribution fees	694,800
Accounting and security lending fees	303,131
Custodian fees and expenses	130,860
Independent trustees' compensation	4,343
Registration fees	208,991
Audit	41,881
Legal	4,723
Interest	3,824
Miscellaneous	41,147
Total expenses before reductions	8,561,648
Expense reductions	(35,242)	8,526,406
Net investment income (loss)		12,665,686
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(44,519,180)
Foreign currency transactions	(317,445)
Total net realized gain (loss)		(44,836,625)
Change in net unrealized appreciation (depreciation) on: Investment securities	(269,137,670)
Assets and liabilities in foreign currencies	(3,785)
Total change in net unrealized appreciation (depreciation)		(269,141,455)
Net gain (loss)		(313,978,080)
Net increase (decrease) in net assets resulting from operations		$ (301,312,394)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,665,686	$ 5,595,200
Net realized gain (loss)	(44,836,625)	16,781,246
Change in net unrealized appreciation (depreciation)	(269,141,455)	23,844,075
Net increase (decrease) in net assets resulting from operations	(301,312,394)	46,220,521
Distributions to shareholders from net investment income	(11,887,776)	(4,297,338)
Distributions to shareholders from net realized gain	(334,486)	(21,936,184)
Total distributions	(12,222,262)	(26,233,522)
Share transactions - net increase (decrease)	494,877,505	323,338,123
Redemption fees	113,075	70,107
Total increase (decrease) in net assets	181,455,924	343,395,229

Net Assets
Beginning of period	720,377,258	376,982,029
End of period (including undistributed net investment income of $512,356 and undistributed net investment income of $1,685,304, respectively)	$ 901,833,182	$ 720,377,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.67	.53	(.01)
Net realized and unrealized gain (loss)	(19.19)	7.29	1.28
Total from investment operations	(18.52)	7.82	1.27
Distributions from net investment income	(.66)	(.42)	-
Distributions from net realized gain	(.02)	(2.44)	-
Total distributions	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.94	$ 63.13	$ 58.16
Total Return B,C,D	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.18%	1.19%	1.28% A
Net investment income (loss)	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.53	.36	(.01)
Net realized and unrealized gain (loss)	(19.12)	7.29	1.18
Total from investment operations	(18.59)	7.65	1.17
Distributions from net investment income	(.60)	(.35)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.75	$ 62.93	$ 58.06
Total Return B,C,D	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F,I
Expenses before reductions	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.46%	1.46%	1.60% A
Net investment income (loss)	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.26	.04	(.07)
Net realized and unrealized gain (loss)	(19.01)	7.27	1.18
Total from investment operations	(18.75)	7.31	1.11
Distributions from net investment income	(.42)	(.19)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.53	$ 62.69	$ 58.00
Total Return B,C,D	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.96%	1.96%	2.09% A
Net investment income (loss)	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.28	.06	(.08)
Net realized and unrealized gain (loss)	(19.00)	7.28	1.18
Total from investment operations	(18.72)	7.34	1.10
Distributions from net investment income	(.44)	(.29)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.46	$ 62.61	$ 57.99
Total Return B,C,D	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.93%	1.92%	2.14% A
Net investment income (loss)	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 63.25	$ 58.13	$ 52.18	$ 51.42	$ 46.50
Income from Investment Operations
Net investment income (loss) C	.88	.71	.56	.50	.29
Net realized and unrealized gain (loss)	(19.31)	7.30	8.88	3.25	4.90
Total from investment operations	(18.43)	8.01	9.44	3.75	5.19
Distributions from net investment income	(.67)	(.46)	(.32)	(.44)	(.29)
Distributions from net realized gain	(.03)	(2.44)	(3.18)	(2.56)	-
Total distributions	(.69) H	(2.90)	(3.50)	(3.00)	(.29)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.02
Net asset value, end of period	$ 44.14	$ 63.25	$ 58.13	$ 52.18	$ 51.42
Total Return A,B	(29.23)%	13.72%	18.43%	7.50%	11.24%
Ratios to Average Net Assets D,F
Expenses before reductions	.91%	.91%	1.01%	1.04%	1.06%
Expenses net of fee waivers, if any	.91%	.90%	.99%	1.04%	1.06%
Expenses net of all reductions	.90%	.90%	.98%	1.03%	1.05%
Net investment income (loss)	1.55%	1.12%	.99%	.97%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 657,263	$ 655,224	$ 374,930	$ 125,007	$ 139,328
Portfolio turnover rate E	70%	71%	99%	75%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period.
D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.82	.74	.07
Net realized and unrealized gain (loss)	(19.23)	7.30	1.16
Total from investment operations	(18.41)	8.04	1.23
Distributions from net investment income	(.73)	(.51)	-
Distributions from net realized gain	(.03)	(2.44)	-
Total distributions	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	.01	.01	- J
Net asset value, end of period	$ 44.07	$ 63.22	$ 58.12
Total Return B,C	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.91%	.85%	1.00% A
Expenses net of all reductions	.91%	.84%	1.00% A
Net investment income (loss)	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,490,621
Unrealized depreciation	(243,433,994)
Net unrealized appreciation (depreciation)	(224,943,373)
Undistributed ordinary income	512,482
Capital loss carryforward	(14,179,345)

Cost for federal income tax purposes	$ 1,132,433,136

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 12,222,262	$ 15,086,000
Long-term Capital Gains	-	11,147,522
Total	$ 12,222,262	$ 26,233,522

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,076,568,804 and $588,881,981, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 170,841	$ 18,484
Class T	.25%	.25%	70,470	65
Class B	.75%	.25%	102,761	77,156
Class C	.75%	.25%	350,728	230,446
			$ 694,800	$ 326,151

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 206,336
Class T	20,690
Class B*	24,704
Class C*	20,538
$ 272,268

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 194,817.29
Class T	43,106.31
Class B	31,119.30
Class C	96,921.28
Consumer Staples	1,854,710.26
Institutional Class	46,982.27
	$ 2,267,655

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,479 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,978,800	2.30%	$ 3,824

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,280 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

8. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $422,078.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,412 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $617. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Consumer Staples	$ 1,208
Institutional Class	5
$ 1,213

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28,	Year ended February 29,
	2009	2008
From net investment income
Class A	$ 1,409,006	$ 54,271
Class T	273,000	42,873
Class B	118,536	7,270
Class C	437,729	46,840
Consumer Staples	9,279,861	4,124,954
Institutional Class	369,644	21,130
Total	$ 11,887,776	$ 4,297,338
From net realized gain
Class A	$ 11,953	$ 279,894
Class T	-	271,554
Class B	-	90,489
Class C	-	308,038
Consumer Staples	317,666	20,893,023
Institutional Class	4,867	93,186
Total	$ 334,486	$ 21,936,184

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28,	Year ended February 29,	Year ended February 28,	Year ended February 29,
	2009	2008	2009	2008
Class A
Shares sold	2,896,213	394,208	$ 154,503,507	$ 25,121,582
Reinvestment of distributions	27,496	4,833	1,327,859	319,149
Shares redeemed	(542,745)	(39,053)	(28,294,587)	(2,497,211)
Net increase (decrease)	2,380,964	359,988	$ 127,536,779	$ 22,943,520

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28,	Year ended February 29,	Year ended February 28,	Year ended February 29,
	2009	2008	2009	2008
Class T
Shares sold	520,546	195,158	$ 27,382,626	$ 12,251,985
Reinvestment of distributions	5,430	4,490	260,678	296,489
Shares redeemed	(108,963)	(108,690)	(5,646,618)	(6,862,659)
Net increase (decrease)	417,013	90,958	$ 21,996,686	$ 5,685,815
Class B
Shares sold	323,554	76,823	$ 17,593,411	$ 4,855,507
Reinvestment of distributions	1,967	1,410	94,022	92,490
Shares redeemed	(60,442)	(4,224)	(3,153,125)	(268,236)
Net increase (decrease)	265,079	74,009	$ 14,534,308	$ 4,679,761
Class C
Shares sold	1,133,018	328,900	$ 59,347,217	$ 21,121,099
Reinvestment of distributions	6,095	4,849	290,992	319,529
Shares redeemed	(191,974)	(20,712)	(10,093,420)	(1,307,625)
Net increase (decrease)	947,139	313,037	$ 49,544,789	$ 20,133,003
Consumer Staples
Shares sold	13,482,265	8,600,962	$ 765,828,751	$ 555,032,219
Reinvestment of distributions	185,893	360,932	9,096,289	23,544,138
Shares redeemed	(9,136,327)	(5,052,205)	(521,761,725)	(318,954,187)
Net increase (decrease)	4,531,831	3,909,689	$ 253,163,315	$ 259,622,170
Institutional Class
Shares sold	760,504	204,550	$ 40,084,673	$ 13,014,809
Reinvestment of distributions	4,038	995	196,481	65,503
Shares redeemed	(227,140)	(43,560)	(12,179,526)	(2,806,458)
Net increase (decrease)	537,402	161,985	$ 28,101,628	$ 10,273,854

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $32,014 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-37.61%	9.49%	13.94%
Class T (incl. 3.50% sales charge) B	-36.29%	9.91%	14.15%
Class B (incl. contingent deferred sales charge) C	-37.57%	10.16%	14.42%
Class C (incl. contingent deferred sales charge) D	-34.96%	10.41%	14.41%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class A on February 28, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor Gold Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -33.81%, -33.98%, -34.30% and -34.30%, respectively (excluding sales charges), beating the -36.56% return of the Standard & Poor's® BMI Global Gold Index and the S&P 500. Versus the industry index, my decision to hold some gold bullion was a key positive factor, as the price of bullion held up much better than gold mining stocks. Among our equity holdings, fund performance was aided by Randgold Resources, a U.K.-based gold mining company with most of its assets in West Africa that benefited from the prospect of robust production growth, a strong management team and promising exploration opportunities. Other contributors included Royal Gold; CONSOL Energy, a producer of thermal coal; and BHP Billiton, which is based in Australia but listed in the United Kingdom and is the world's largest diversified mining company. Although I later repurchased both stocks, I sold CONSOL and BHP Billiton during the summer of 2008 to take profits. Underweighting Barrick Gold further added value, although Barrick was the fund's second-largest holding at period end, at nearly 9% of net assets. A small cash position bolstered our results as well. Conversely, performance was hindered by our positioning in precious metals and minerals, an out-of-benchmark category, and in steel, where unfavorable stock selection outweighed the positive effects of an overweighted exposure to that outperforming group. In absolute terms, a stronger U.S. dollar undermined the returns of the fund's foreign holdings. Individual detractors included two platinum mining companies that were outside the S&P® industry index: Aquarius Platinum and Impala Platinum, both with operations in South Africa. The global recession slowed automobile and truck sales as well as dampened jewelry demand. Together, those markets typically account for more than 70% of platinum's sales. Lihir Gold, headquartered in Papua New Guinea, also detracted, as did not owning index component Gold Eagle, based in Canada, whose stock jumped in response to a buyout offer for the company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.17%
Actual		$ 1,000.00	$ 903.60	$ 5.52
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.44%
Actual		$ 1,000.00	$ 902.20	$ 6.79
Hypothetical A		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.92%
Actual		$ 1,000.00	$ 900.10	$ 9.05
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.92%
Actual		$ 1,000.00	$ 900.10	$ 9.05
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Gold	.92%
Actual		$ 1,000.00	$ 904.70	$ 4.34
Hypothetical A		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.91%
Actual		$ 1,000.00	$ 904.90	$ 4.30
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Newmont Mining Corp.	9.8	10.0
Barrick Gold Corp.	8.7	9.8
Goldcorp, Inc.	7.8	9.6
Agnico-Eagle Mines Ltd.	6.2	6.3
Newcrest Mining Ltd.	6.0	7.4
Randgold Resources Ltd. sponsored ADR	4.3	4.4
Kinross Gold Corp.	4.3	4.9
Yamana Gold, Inc.	4.2	4.6
AngloGold Ashanti Ltd. sponsored ADR	3.8	3.1
Lihir Gold Ltd.	3.7	4.1
	58.8
Top Industries (% of fund's net assets)
As of February 28, 2009
Gold	84.7%
Precious Metals & Minerals	3.3%
Diversified Metals & Mining	1.5%
Coal & Consumable Fuels	1.2%
Steel	0.9%
All Others*	8.4%

As of August 31, 2008
Gold	88.6%
Precious Metals & Minerals	5.5%
Diversified Metals & Mining	3.6%
Steel	1.5%
Coal & Consumable Fuels	0.6%
All Others*	0.2%

* Includes short-term investments and net other assets.

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Consolidated Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 83.7%
	Shares	Value
Australia - 6.9%
METALS & MINING - 6.9%
Gold - 6.9%
Andean Resources Ltd. (a)	2,884,651	$ 2,735,233
Avoca Resources Ltd. (a)	85,000	93,413
Centamin Egypt Ltd. (a)	2,327,000	1,706,192
Newcrest Mining Ltd.	6,030,913	118,588,143
Sino Gold Mining Ltd. (a)(d)	3,573,231	11,862,926
Troy Resources NL (a)(e)	2,300,000	1,880,281
		136,866,188
Bermuda - 0.4%
METALS & MINING - 0.4%
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom)	3,398,027	8,200,450
Brazil - 0.1%
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	130,000	1,449,500
Canada - 42.1%
METALS & MINING - 42.1%
Diversified Metals & Mining - 0.1%
Kimber Resources, Inc. (a)	16,100	8,100
Kimber Resources, Inc. (a)(e)	3,888,000	1,955,996
Kimber Resources, Inc. warrants 3/11/10 (a)(e)	1,944,000	15
		1,964,111
Gold - 40.7%
Agnico-Eagle Mines Ltd.	2,444,000	122,857,996
Alamos Gold, Inc. (a)	2,238,800	14,958,771
Aquiline Resources, Inc. (a)	875,500	1,892,564
Aquiline Resources, Inc. (a)(e)	1,024,600	2,214,872
Aurizon Mines Ltd. (a)	1,056,700	4,086,754
Barrick Gold Corp.	5,660,519	171,085,922
Detour Gold Corp. (e)	615,000	5,138,899
Eldorado Gold Corp. (a)	5,817,300	49,066,249
European Goldfields Ltd. (a)	603,600	1,451,885
Franco-Nevada Corp.	1,022,300	21,697,206
Goldcorp, Inc. (d)	5,286,200	153,580,908
Golden Star Resources Ltd. (a)(d)	3,875,769	5,849,528
Great Basin Gold Ltd. (a)(d)	3,407,900	4,687,989
Guyana Goldfields, Inc. (a)	783,000	1,778,776
IAMGOLD Corp.	3,652,200	29,570,145
Jaguar Mining, Inc. (a)(f)	690,500	3,897,174

	Shares	Value
Kinross Gold Corp.	5,279,600	$ 83,500,807
New Gold, Inc. (a)	1,075,700	2,054,751
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	69,060
Northgate Minerals Corp. (a)	1,307,800	1,572,876
Osisko Mining Corp. (a)(d)	522,000	1,912,133
Osisko Mining Corp. (a)(e)	2,000,000	7,326,179
Osisko Mining Corp. warrants 11/17/09 (a)(e)	1,000,000	432,340
Red Back Mining, Inc. (a)	2,470,800	15,246,457
Red Back Mining, Inc. (a)(e)	1,059,500	6,537,810
San Gold Corp. (a)	367,400	447,644
Seabridge Gold, Inc. (a)(d)	132,700	2,246,611
SEMAFO, Inc. (a)	440,000	612,192
Western Goldfields, Inc. (a)	1,161,200	2,090,279
Yamana Gold, Inc.	9,385,100	82,036,169
		799,900,946
Precious Metals & Minerals - 1.3%
Etruscan Resources, Inc. (a)	1,216,800	449,551
Etruscan Resources, Inc. (a)(e)	1,549,400	572,431
Etruscan Resources, Inc. warrants 11/2/10 (a)(e)	774,700	30,448
Gammon Gold, Inc. (a)	250,000	1,965,177
Minefinders Corp. Ltd. (a)	1,100,000	6,632,080
Pan American Silver Corp. (a)	500,000	7,200,000
Silver Standard Resources, Inc. (a)	631,300	9,526,320
		26,376,007
TOTAL METALS & MINING		828,241,064
China - 1.1%
METALS & MINING - 1.1%
Gold - 1.1%
Zijin Mining Group Co. Ltd. (H Shares)	41,238,000	21,668,390
Luxembourg - 0.3%
METALS & MINING - 0.3%
Steel - 0.3%
ArcelorMittal SA (NY Shares) Class A (d)	282,900	5,468,457
Papua New Guinea - 3.7%
METALS & MINING - 3.7%
Gold - 3.7%
Lihir Gold Ltd. (a)	35,560,881	73,689,317
Peru - 0.8%
METALS & MINING - 0.8%
Precious Metals & Minerals - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	780,000	15,022,800
South Africa - 10.3%
METALS & MINING - 10.3%
Gold - 9.5%
AngloGold Ashanti Ltd. sponsored ADR	2,517,534	75,098,039
Gold Fields Ltd. sponsored ADR	5,940,459	60,473,873
Common Stocks - continued
	Shares	Value
South Africa - continued
METALS & MINING - CONTINUED
Gold - continued
Harmony Gold Mining Co. Ltd. (a)	1,549,000	$ 18,689,535
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	2,658,200	31,845,236
		186,106,683
Precious Metals & Minerals - 0.8%
Impala Platinum Holdings Ltd.	1,338,212	15,704,954
Northam Platinum Ltd.	75,000	162,024
		15,866,978
TOTAL METALS & MINING		201,973,661
United Kingdom - 4.6%
METALS & MINING - 4.6%
Diversified Metals & Mining - 0.3%
BHP Billiton PLC	375,400	5,849,952
Gold - 4.3%
Randgold Resources Ltd. sponsored ADR (d)	1,877,574	85,392,066
TOTAL METALS & MINING		91,242,018
United States of America - 13.4%
METALS & MINING - 12.2%
Diversified Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc. Class B	668,200	20,326,644
Gold - 10.6%
Allied Nevada Gold Corp. (a)	40,000	160,000
Newmont Mining Corp.	4,649,750	193,569,091
Royal Gold, Inc. (d)	367,535	14,870,466
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	68,709
		208,668,266
Steel - 0.6%
Cliffs Natural Resources, Inc.	360,000	5,554,800
Commercial Metals Co.	549,263	5,607,975
		11,162,775
TOTAL METALS & MINING		240,157,685
OIL, GAS & CONSUMABLE FUELS - 1.2%
Coal & Consumable Fuels - 1.2%
CONSOL Energy, Inc.	210,000	5,722,500
Foundation Coal Holdings, Inc.	405,400	6,518,832

	Shares	Value
Massey Energy Co.	485,929	$ 5,612,480
Walter Industries, Inc.	324,460	5,895,438
		23,749,250
TOTAL UNITED STATES OF AMERICA		263,906,935
TOTAL COMMON STOCKS (Cost $1,674,185,608)		1,647,728,780
Commodities - 7.9%
Troy Ounces
Gold Bullion (a) (Cost $143,878,400)	164,500	154,922,810
Money Market Funds - 13.0%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	177,341,280	177,341,280
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	79,402,696	79,402,696
TOTAL MONEY MARKET FUNDS (Cost $256,743,976)		256,743,976
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $2,074,807,984)		2,059,395,566
NET OTHER ASSETS - (4.6)%		(91,331,806)
NET ASSETS - 100%		$ 1,968,063,760
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,158,331 or 1.3% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $68,709 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 725,396
Fidelity Securities Lending Cash Central Fund	586,066
Total	$ 1,311,462
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Coral Gold Resources Ltd.	$ 2,869,001	$ -	$ 368,605	$ -	$ -
US Gold Canadian Acquisition Corp.	8,770,114	-	2,471,386	-	-
Total	$ 11,639,115	$ -	$ 2,839,991	$ -	$ -
Consolidated Subsidiary
Fidelity Select
Gold Cayman Ltd.	$ 82,233,978	$ 134,604,641	$ 65,550,322	$ -	$ 154,880,326
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments	$ 2,059,395,566	$ 1,796,374,965	$ 262,990,153	$ 30,448
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments
Beginning Balance	$ 0
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(363,180)
Cost of Purchases	0
Proceeds of Sales	0
Amortization/Accretion	0
Transfer in/out of Level 3	393,628
Ending Balance	$ 30,448

The information used in the above reconciliation represents fiscal year to date activity for any Investments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $88,413,227 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $39,003,106 of losses recognized during the period of November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the consolidated financial statements.

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Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2009
Assets
Investments, at value (including securities loaned of $76,557,301) - See accompanying schedule: Unaffiliated issuers (cost $1,674,185,608)	$ 1,647,728,780
Fidelity Central Funds (cost $256,743,976)	256,743,976
Commodities (cost $143,878,400)	154,922,810
Total Investments (cost $2,074,807,984)		$ 2,059,395,566
Receivable for investments sold		24,634,669
Receivable for fund shares sold		11,263,800
Dividends receivable		655,053
Distributions receivable from Fidelity Central Funds		112,548
Prepaid expenses		12,260
Receivable from investment adviser for expense reductions		38,508
Other receivables		17,852
Total assets		2,096,130,256

Liabilities
Payable to custodian bank	$ 470
Payable for investments purchased Regular delivery	40,831,884
Delayed delivery	1,583,933
Payable for fund shares redeemed	4,728,435
Accrued management fee	934,504
Distribution fees payable	32,445
Other affiliated payables	472,364
Other payables and accrued expenses	79,765
Collateral on securities loaned, at value	79,402,696
Total liabilities		128,066,496

Net Assets		$ 1,968,063,760
Net Assets consist of:
Paid in capital		$ 2,187,286,957
Accumulated net investment loss		(714)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(203,845,681)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(15,376,802)
Net Assets		$ 1,968,063,760

Consolidated Statement of Assets and Liabilities

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,143,969 ÷ 1,285,413 shares)	$ 30.45

Maximum offering price per share (100/94.25 of $30.45)	$ 32.31
Class T: Net Asset Value and redemption price per share ($15,284,443 ÷ 503,407 shares)	$ 30.36

Maximum offering price per share (100/96.50 of $30.36)	$ 31.46
Class B: Net Asset Value and offering price per share ($8,420,760 ÷ 279,931 shares)A	$ 30.08

Class C: Net Asset Value and offering price per share ($17,544,271 ÷ 584,786 shares)A	$ 30.00

Gold: Net Asset Value, offering price and redemption price per share ($1,881,600,429 ÷ 61,343,477 shares)	$ 30.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,069,888 ÷ 198,045 shares)	$ 30.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

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Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 12,225,702
Income from Fidelity Central Funds		1,311,462
Total income		13,537,164

Expenses
Management fee	$ 10,708,758
Transfer agent fees	4,347,722
Distribution fees	300,335
Accounting and security lending fees	831,959
Custodian fees and expenses	272,770
Independent trustees' compensation	8,217
Registration fees	219,928
Audit	60,587
Legal	28,096
Interest	26,560
Miscellaneous	75,992
Total expenses before reductions	16,880,924
Expense reductions	(653,397)	16,227,527
Net investment income (loss)		(2,690,363)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(161,956,379)
Other affiliated issuers	(12,002,969)
Commodities	(6,078,300)
Foreign currency transactions	119,862
Total net realized gain (loss)		(179,917,786)
Change in net unrealized appreciation (depreciation) on: Investments	(711,214,605)
Assets and liabilities in foreign currencies	72,318
Total change in net unrealized appreciation (depreciation)		(711,142,287)
Net gain (loss)		(891,060,073)
Net increase (decrease) in net assets resulting from operations		$ (893,750,436)

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,690,363)	$ (863,055)
Net realized gain (loss)	(179,917,786)	189,513,263
Change in net unrealized appreciation (depreciation)	(711,142,287)	426,680,411
Net increase (decrease) in net assets resulting from operations	(893,750,436)	615,330,619
Distributions to shareholders from net investment income	-	(7,077,865)
Distributions to shareholders from net realized gain	(9,542,341)	(201,157,130)
Total distributions	(9,542,341)	(208,234,995)
Share transactions - net increase (decrease)	430,558,697	554,230,717
Redemption fees	852,427	544,215
Total increase (decrease) in net assets	(471,881,653)	961,870,556

Net Assets
Beginning of period	2,439,945,413	1,478,074,857
End of period (including accumulated net investment loss of $714 and accumulated net investment loss of $3,177, respectively)	$ 1,968,063,760	$ 2,439,945,413

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	(15.44)	15.00	(.07)
Total from investment operations	(15.59)	14.85	(.08)
Distributions from net investment income	-	(.19)	-
Distributions from net realized gain	(.17)	(5.01)	-
Total distributions	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.45	$ 46.19	$ 36.53
Total Return B,C,D	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.15%	1.13%	1.10% A
Net investment income (loss)	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	(15.42)	15.05	(.09)
Total from investment operations	(15.66)	14.80	(.12)
Distributions from net investment income	-	(.16)	-
Distributions from net realized gain	(.17)	(4.97)	-
Total distributions	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.36	$ 46.17	$ 36.49
Total Return B,C,D	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.41%	1.39%	1.43% A
Net investment income (loss)	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	(15.34)	14.95	(.08)
Total from investment operations	(15.74)	14.50	(.15)
Distributions from net investment income	-	(.16)	-
Distributions from net realized gain	(.17)	(4.84)	-
Total distributions	(.17)	(5.00)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.08	$ 45.97	$ 36.46
Total Return B,C,D	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	(15.30)	14.91	(.10)
Total from investment operations	(15.69)	14.46	(.17)
Distributions from net investment income	-	(.17)	-
Distributions from net realized gain	(.17)	(4.89)	-
Total distributions	(.17)	(5.06)	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 30.00	$ 45.85	$ 36.44
Total Return B,C,D	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 46.37	$ 36.54	$ 35.91	$ 27.46	$ 27.21
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	.22 F	.04	.02 G
Net realized and unrealized gain (loss)	(15.51)	15.05	5.49	12.21	.18
Total from investment operations	(15.55)	15.03	5.71	12.25	.20
Distributions from net investment income	-	(.18)	(.02)	(.02)	-
Distributions from net realized gain	(.17)	(5.03)	(5.10)	(3.84)	-
Total distributions	(.17)	(5.21)	(5.12)	(3.86)	-
Redemption fees added to paid in capital C	.02	.01	.04	.06	.05
Net asset value, end of period	$ 30.67	$ 46.37	$ 36.54	$ 35.91	$ 27.46
Total Return A,B	(33.59)%	45.10%	16.19%	48.84%	.92%
Ratios to Average Net Assets D,H
Expenses before reductions	.89%	.85%	.90%	.97%	1.00%
Expenses net of fee waivers, if any	.87%	.85%	.90%	.97%	1.00%
Expenses net of all reductions	.86%	.81%	.87%	.82%	.89%
Net investment income (loss)	(.13)%	(.05)%	.62% F	.13%	.07% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,881,600	$ 2,381,114	$ 1,473,400	$ 1,325,665	$ 705,216
Portfolio turnover rate E	42%	55%	85%	108%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	(15.49)	15.03	(.08)
Total from investment operations	(15.54)	15.02	(.07)
Distributions from net investment income	-	(.19)	-
Distributions from net realized gain	(.17)	(5.04)	-
Total distributions	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.02	.01	.01
Net asset value, end of period	$ 30.65	$ 46.34	$ 36.54
Total Return B,C	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.89%	.83%	.94% A
Expenses net of all reductions	.86%	.79%	.91% A
Net investment income (loss)	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2009

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary

The Fund may invest in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Fund. As of February 28, 2009, the Fund held $154,880,326 in the Subsidiary, representing 7.9% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to

Annual Report

4. Significant Accounting Policies - continued

Security Valuation - continued

readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 243,686,134
Unrealized depreciation	(335,492,281)
Net unrealized appreciation (depreciation)	(91,806,147)
Capital loss carryforward	(88,413,227)

Cost for federal income tax purposes	$ 2,151,201,713

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ -	$ 81,662,441
Long-term Capital Gains	9,542,341	126,572,554
Total	$ 9,542,341	$ 208,234,995

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Consolidated Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of investments, other than short-term securities, aggregated $1,187,755,611 and $775,866,491, respectively.

Annual Report

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $330,880.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 68,735	$ 5,104
Class T	.25%	.25%	55,857	54
Class B	.75%	.25%	63,776	47,880
Class C	.75%	.25%	111,967	52,378
			$ 300,335	$ 105,416

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 89,649
Class T	13,056
Class B*	21,234
Class C*	11,304
$ 135,243

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,682.30
Class T	35,034.31
Class B	19,275.30
Class C	33,673.30
Gold	4,168,247.23
Institutional Class	8,811.25
	$ 4,347,722

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,396 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,576,756	2.17%	$ 26,101

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,220 and is reflected in Miscellaneous Expense on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $586,066.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,138,000. The weighted average interest rate was 2.31%. The interest expense amounted to $459 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

11. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $313,930 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 8,587

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ -	$ 13,831
Class T	-	6,353
Class B	-	4,260
Class C	-	3,734
Gold	-	7,042,946
Institutional Class	-	6,741
Total	$ -	$ 7,077,865
From net realized gain
Class A	$ 120,234	$ 955,695
Class T	52,921	425,795
Class B	30,037	289,226
Class C	48,372	343,986
Gold	9,277,078	198,940,407
Institutional Class	13,699	202,021
Total	$ 9,542,341	$ 201,157,130

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	1,309,698	567,655	$ 44,660,266	$ 23,751,338
Reinvestment of distributions	2,750	25,125	115,078	945,727
Shares redeemed	(603,399)	(67,262)	(19,759,071)	(2,616,226)
Net increase (decrease)	709,049	525,518	$ 25,016,273	$ 22,080,839
Class T
Shares sold	490,596	245,988	$ 16,725,703	$ 10,279,473
Reinvestment of distributions	1,250	11,403	52,336	428,815
Shares redeemed	(233,926)	(41,858)	(7,642,955)	(1,666,054)
Net increase (decrease)	257,920	215,533	$ 9,135,084	$ 9,042,234
Class B
Shares sold	268,687	138,954	$ 9,041,240	$ 5,690,539
Reinvestment of distributions	619	7,385	25,767	276,855
Shares redeemed	(138,798)	(21,658)	(4,716,395)	(874,114)
Net increase (decrease)	130,508	124,681	$ 4,350,612	$ 5,093,280
Class C
Shares sold	585,858	253,353	$ 18,965,561	$ 10,551,196
Reinvestment of distributions	1,077	8,652	44,699	324,140
Shares redeemed	(238,490)	(37,666)	(7,504,831)	(1,511,191)
Net increase (decrease)	348,445	224,339	$ 11,505,429	$ 9,364,145
Gold
Shares sold	46,487,078	30,095,254	$ 1,611,564,135	$ 1,246,042,833
Reinvestment of distributions	212,477	5,273,633	8,930,407	197,489,804
Shares redeemed	(36,708,151)	(24,338,085)	(1,244,304,895)	(937,121,869)
Net increase (decrease)	9,991,404	11,030,802	$ 376,189,647	$ 506,410,768
Institutional Class
Shares sold	256,180	128,523	$ 8,523,938	$ 5,080,204
Reinvestment of distributions	259	4,588	10,894	171,536
Shares redeemed	(126,881)	(75,163)	(4,173,180)	(3,012,289)
Net increase (decrease)	129,558	57,948	$ 4,361,652	$ 2,239,451
Annual Report

Notes to Consolidated Financial Statements - continued

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,304, which is recorded in the accompanying Consolidated Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-54.10%	-2.26%	5.09%
Class T (incl. 3.50% sales charge) B	-53.13%	-1.95%	5.25%
Class B (incl. contingent deferred sales charge) C	-54.09%	-1.80%	5.51%
Class C (incl. contingent deferred sales charge) D	-52.15%	-1.48%	5.51%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class A on February 28, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor Materials Fund: For the one-year period ending February 28, 2009, the fund's Class A, Class T, Class B and Class C shares returned -51.30%, -51.43%, -51.67% and -51.66%, respectively (excluding sales charges), outpacing the -53.96% return for the MSCI® US Investable Market Materials Index, but trailing the broad market S&P 500. Versus the MSCI index, strong industry selection drove performance for the period, including an overweighting in gold and sizable underweightings in some lagging industries, including aluminum, paper products and diversified chemicals. In addition, stock selection within the latter segment aided results. A modest cash allocation also was a positive in a down market. Conversely, stock selection among steel issues hurt, as did certain stock picks and an overweighting in commodity chemicals and weak results from our specialty chemicals holdings. Among individual stocks, underweightings in aluminum maker Alcoa, International Paper and diversified chemicals maker Dow Chemical helped. Here, I'd sought to underweight firms with high debt levels that were exposed to certain hard-hit end markets. Commodity chemicals firm Celanese and an underweighting in steel company Nucor detracted. Celanese struggled amid a dramatic drop in global demand, while Nucor was helped by its relatively strong financial position versus competitors. Some of the stocks I've mentioned in this update were sold at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.21%
Actual		$ 1,000.00	$ 498.90	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.47%
Actual		$ 1,000.00	$ 498.20	$ 5.46
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.96%
Actual		$ 1,000.00	$ 497.00	$ 7.28
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.96%
Actual		$ 1,000.00	$ 497.00	$ 7.28
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Materials	.95%
Actual		$ 1,000.00	$ 499.60	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76
Institutional Class	.95%
Actual		$ 1,000.00	$ 499.70	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Select Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	15.5	11.9
Newmont Mining Corp.	6.7	3.8
E.I. du Pont de Nemours & Co.	6.4	8.3
Freeport-McMoRan Copper & Gold, Inc. Class B	5.0	7.0
Praxair, Inc.	4.4	2.1
FMC Corp.	2.9	3.0
Airgas, Inc.	2.8	1.9
Weyerhaeuser Co.	2.7	1.5
Terra Industries, Inc.	2.5	1.0
Rohm & Haas Co.	2.4	0.0
	51.3
Top Industries (% of fund's net assets)
As of February 28, 2009
Chemicals	56.4%
Metals & Mining	21.4%
Containers & Packaging	10.2%
Paper & Forest Products	2.7%
Construction Materials	2.4%
All Others*	6.9%

As of August 31, 2008
Chemicals	51.3%
Metals & Mining	30.9%
Containers & Packaging	11.3%
Marine	1.6%
Paper & Forest Products	1.5%
All Others*	3.4%

* Includes short-term investments and net other assets.

Annual Report

Select Materials Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
BUILDING PRODUCTS - 0.9%
Building Products - 0.9%
Masco Corp.	218,700	$ 1,126,305
USG Corp. (a)	32,400	186,948
		1,313,253
CHEMICALS - 55.9%
Commodity Chemicals - 2.1%
Celanese Corp. Class A	369,678	3,157,050
Diversified Chemicals - 10.7%
E.I. du Pont de Nemours & Co.	517,200	9,702,672
FMC Corp.	110,199	4,455,346
Solutia, Inc. (a)	555,100	2,081,625
		16,239,643
Fertilizers & Agricultural Chemicals - 20.9%
CF Industries Holdings, Inc.	37,200	2,393,076
Monsanto Co.	309,244	23,586,039
Terra Industries, Inc.	147,200	3,796,288
The Mosaic Co.	49,500	2,130,975
		31,906,378
Industrial Gases - 8.7%
Air Products & Chemicals, Inc.	49,000	2,266,250
Airgas, Inc.	137,100	4,221,309
Praxair, Inc.	119,000	6,753,250
		13,240,809
Specialty Chemicals - 13.5%
Albemarle Corp.	181,985	3,521,410
Ecolab, Inc.	98,500	3,130,330
Lubrizol Corp.	94,800	2,606,052
Nalco Holding Co.	198,618	2,258,287
OMNOVA Solutions, Inc. (a)	124,091	105,477
Rockwood Holdings, Inc. (a)	190,700	1,123,223
Rohm & Haas Co.	70,700	3,681,349
Valspar Corp.	88,100	1,471,270
W.R. Grace & Co. (a)	466,700	2,613,520
		20,510,918
TOTAL CHEMICALS		85,054,798
CONSTRUCTION MATERIALS - 2.4%
Construction Materials - 2.4%
Martin Marietta Materials, Inc. (d)	46,800	3,583,008
CONTAINERS & PACKAGING - 10.2%
Metal & Glass Containers - 6.4%
Ball Corp.	71,865	2,895,441
Crown Holdings, Inc. (a)	148,971	3,140,309
Myers Industries, Inc.	16,419	64,855
Owens-Illinois, Inc. (a)	141,200	2,177,304
Pactiv Corp. (a)	87,500	1,385,125
		9,663,034

	Shares	Value
Paper Packaging - 3.8%
Packaging Corp. of America	117,100	$ 1,240,089
Rock-Tenn Co. Class A	88,728	2,449,780
Sealed Air Corp.	84,200	939,672
Temple-Inland, Inc. (d)	241,600	1,147,600
		5,777,141
TOTAL CONTAINERS & PACKAGING		15,440,175
HOUSEHOLD DURABLES - 0.4%
Homebuilding - 0.4%
Centex Corp.	93,300	579,393
MACHINERY - 0.5%
Construction & Farm Machinery & Heavy Trucks - 0.5%
Deere & Co.	27,700	761,473
MARINE - 0.4%
Marine - 0.4%
Ultrapetrol (Bahamas) Ltd. (a)	279,390	575,543
METALS & MINING - 20.4%
Diversified Metals & Mining - 5.8%
BHP Billiton PLC	78,600	1,224,843
Freeport-McMoRan Copper & Gold, Inc. Class B	247,728	7,535,886
		8,760,729
Gold - 9.0%
Agnico-Eagle Mines Ltd.	8,500	427,288
Newmont Mining Corp.	243,900	10,153,557
Randgold Resources Ltd. sponsored ADR	34,700	1,578,156
Yamana Gold, Inc.	184,300	1,610,986
		13,769,987
Precious Metals & Minerals - 0.3%
Impala Platinum Holdings Ltd.	34,460	404,415
Steel - 5.3%
ArcelorMittal SA (NY Shares) Class A (d)	67,900	1,312,507
Cliffs Natural Resources, Inc.	89,300	1,377,899
Commercial Metals Co.	164,000	1,674,440
Reliance Steel & Aluminum Co.	73,000	1,736,670
Steel Dynamics, Inc.	242,000	2,020,700
		8,122,216
TOTAL METALS & MINING		31,057,347
OIL, GAS & CONSUMABLE FUELS - 1.2%
Coal & Consumable Fuels - 1.2%
CONSOL Energy, Inc.	24,400	664,900
Foundation Coal Holdings, Inc.	25,200	405,216
Massey Energy Co.	69,400	801,570
		1,871,686
PAPER & FOREST PRODUCTS - 2.7%
Forest Products - 2.7%
Weyerhaeuser Co.	171,800	4,150,688
Common Stocks - continued
	Shares	Value
TRANSPORTATION INFRASTRUCTURE - 1.0%
Marine Ports & Services - 1.0%
Aegean Marine Petroleum Network, Inc.	96,500	$ 1,582,600
TOTAL COMMON STOCKS (Cost $211,717,445)		145,969,964
Convertible Preferred Stocks - 1.0%

METALS & MINING - 1.0%
Diversified Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc. 6.75% (Cost $1,567,502)	29,000	1,568,523
Floating Rate Loans - 0.5%
	Principal Amount
MATERIALS - 0.5%
Chemicals - 0.5%
Celanese Holding LLC term loan 2.935% 4/2/14 (e)	$ 987,487	809,740
TOTAL FLOATING RATE LOANS (Cost $760,558)		809,740
Money Market Funds - 4.8%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	2,803,758	$ 2,803,758
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	4,425,750	4,425,750
TOTAL MONEY MARKET FUNDS (Cost $7,229,508)		7,229,508
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $221,275,013)		155,577,735
NET OTHER ASSETS - (2.3)%		(3,457,685)
NET ASSETS - 100%		$ 152,120,050
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 207,459
Fidelity Securities Lending Cash Central Fund	92,601
Total	$ 300,060
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 155,577,735	$ 151,974,629	$ 3,603,106	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $47,480,166 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $26,181,120 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $4,349,948) - See accompanying schedule: Unaffiliated issuers (cost $214,045,505)	$ 148,348,227
Fidelity Central Funds (cost $7,229,508)	7,229,508
Total Investments (cost $221,275,013)		$ 155,577,735
Cash		867,252
Receivable for investments sold		5,532,571
Receivable for fund shares sold		230,578
Dividends receivable		424,015
Interest receivable		4,589
Distributions receivable from Fidelity Central Funds		7,214
Prepaid expenses		1,949
Other receivables		207
Total assets		162,646,110

Liabilities
Payable for investments purchased	$ 5,249,567
Payable for fund shares redeemed	678,545
Accrued management fee	77,730
Distribution fees payable	11,826
Other affiliated payables	47,607
Other payables and accrued expenses	35,035
Collateral on securities loaned, at value	4,425,750
Total liabilities		10,526,060

Net Assets		$ 152,120,050
Net Assets consist of:
Paid in capital		$ 295,565,722
Undistributed net investment income		350,358
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,098,168)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(65,697,862)
Net Assets		$ 152,120,050

Statement of Assets and Liabilities - continued

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,795,906 ÷ 390,447 shares)	$ 27.65

Maximum offering price per share (100/94.25 of $27.65)	$ 29.34
Class T: Net Asset Value and redemption price per share ($4,944,249 ÷ 179,400 shares)	$ 27.56

Maximum offering price per share (100/96.50 of $27.56)	$ 28.56
Class B: Net Asset Value and offering price per share ($2,600,836 ÷ 95,091 shares)A	$ 27.35

Class C: Net Asset Value and offering price per share ($5,509,449 ÷ 201,721 shares)A	$ 27.31

Materials: Net Asset Value, offering price and redemption price per share ($127,550,827 ÷ 4,611,841 shares)	$ 27.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($718,783 ÷ 25,990 shares)	$ 27.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 5,062,903
Interest		32,366
Income from Fidelity Central Funds		300,060
Total income		5,395,329

Expenses
Management fee	$ 1,788,061
Transfer agent fees	817,591
Distribution fees	219,469
Accounting and security lending fees	128,438
Custodian fees and expenses	27,331
Independent trustees' compensation	1,640
Registration fees	101,330
Audit	40,676
Legal	1,823
Miscellaneous	22,628
Total expenses before reductions	3,148,987
Expense reductions	(13,467)	3,135,520
Net investment income (loss)		2,259,809
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(75,587,496)
Foreign currency transactions	(80,051)
Total net realized gain (loss)		(75,667,547)
Change in net unrealized appreciation (depreciation) on: Investment securities	(119,409,523)
Assets and liabilities in foreign currencies	(289)
Total change in net unrealized appreciation (depreciation)		(119,409,812)
Net gain (loss)		(195,077,359)
Net increase (decrease) in net assets resulting from operations		$ (192,817,550)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,259,809	$ 3,953,939
Net realized gain (loss)	(75,667,547)	16,077,802
Change in net unrealized appreciation (depreciation)	(119,409,812)	23,232,714
Net increase (decrease) in net assets resulting from operations	(192,817,550)	43,264,455
Distributions to shareholders from net investment income	(976,789)	(2,382,687)
Distributions to shareholders from net realized gain	-	(14,617,568)
Total distributions	(976,789)	(17,000,255)
Share transactions - net increase (decrease)	(41,426,103)	127,763,307
Redemption fees	46,748	66,997
Total increase (decrease) in net assets	(235,173,694)	154,094,504

Net Assets
Beginning of period	387,293,744	233,199,240
End of period (including undistributed net investment income of $350,358 and undistributed net investment income of $1,848,037, respectively)	$ 152,120,050	$ 387,293,744

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.22	.46	.17
Net realized and unrealized gain (loss)	(29.46)	8.05	3.93
Total from investment operations	(29.24)	8.51	4.10
Distributions from net investment income	(.12)	(.32)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.12)	(2.53) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.65	$ 57.00	$ 51.01
Total Return B,C,D	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.20%	1.21%	1.38% A
Net investment income (loss)	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.532 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.10	.32	.11
Net realized and unrealized gain (loss)	(29.32)	8.00	3.87
Total from investment operations	(29.22)	8.32	3.98
Distributions from net investment income	(.03)	(.21)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.03)	(2.42) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.56	$ 56.80	$ 50.89
Total Return B,C,D	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F,I
Expenses before reductions	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.46%	1.46%	1.62% A
Net investment income (loss)	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.417 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.12)	.04	.06
Net realized and unrealized gain (loss)	(29.13)	7.98	3.84
Total from investment operations	(29.25)	8.02	3.90
Distributions from net investment income	-	(.04)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	-	(2.25) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.35	$ 56.59	$ 50.81
Total Return B,C,D	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	1.95%	1.97%	2.15% A
Expenses net of all reductions	1.95%	1.96%	2.12% A
Net investment income (loss)	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.253 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.13)	.04	.09
Net realized and unrealized gain (loss)	(29.07)	7.97	3.81
Total from investment operations	(29.20)	8.01	3.90
Distributions from net investment income	-	(.12)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	-	(2.33) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.31	$ 56.50	$ 50.81
Total Return B,C,D	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	1.95%	1.96%	2.15% A
Expenses net of all reductions	1.95%	1.96%	2.13% A
Net investment income (loss)	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.334 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 57.01	$ 50.92	$ 46.35	$ 40.78	$ 35.99
Income from Investment Operations
Net investment income (loss) C	.38	.64	.42	.32	.15
Net realized and unrealized gain (loss)	(29.54)	8.01	9.36	6.40	5.47
Total from investment operations	(29.16)	8.65	9.78	6.72	5.62
Distributions from net investment income	(.20)	(.36)	(.48)	(.25)	(.12)
Distributions from net realized gain	-	(2.21)	(4.79)	(.93)	(.74)
Total distributions	(.20)	(2.57) H	(5.27)	(1.18)	(.86)
Redemption fees added to paid in capital C	.01	.01	.06	.03	.03
Net asset value, end of period	$ 27.66	$ 57.01	$ 50.92	$ 46.35	$ 40.78
Total Return A,B	(51.15)%	17.10%	22.29%	17.01%	16.09%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.91%	1.01%	1.05%	1.06%
Expenses net of fee waivers, if any	.90%	.90%	.98%	1.05%	1.06%
Expenses net of all reductions	.90%	.89%	.96%	1.01%	1.02%
Net investment income (loss)	.78%	1.14%	.87%	.78%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,551	$ 353,185	$ 230,147	$ 169,523	$ 144,442
Portfolio turnover rate E	117%	77%	185%	124%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Total distributions of $2.573 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.38	.64	.08
Net realized and unrealized gain (loss)	(29.53)	8.00	3.92
Total from investment operations	(29.15)	8.64	4.00
Distributions from net investment income	(.20)	(.36)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.20)	(2.56) J	-
Redemption fees added to paid in capital D	.01	.01	.01
Net asset value, end of period	$ 27.66	$ 57.00	$ 50.91
Total Return B,C	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E,H
Expenses before reductions	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.90%	.89%	1.06% A
Expenses net of all reductions	.90%	.89%	1.04% A
Net investment income (loss)	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Total distributions of $2.565 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,131,142
Unrealized depreciation	(84,258,446)
Net unrealized appreciation (depreciation)	(70,127,304)
Undistributed ordinary income	342,912
Capital loss carryforward	(47,480,166)

Cost for federal income tax purposes	$ 225,705,039

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 976,789	$ 7,456,139
Long-term Capital Gains	-	9,544,116
Total	$ 976,789	$ 17,000,255

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $364,235,925 and $398,230,325, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,870	$ 4,531
Class T	.25%	.25%	38,434	176
Class B	.75%	.25%	44,212	33,209
Class C	.75%	.25%	95,953	46,754
			$ 219,469	$ 84,670

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44,174
Class T	9,605
Class B*	8,840
Class C*	4,799
$ 67,418

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 49,515.30
Class T	23,883.31
Class B	13,428.30
Class C	29,201.30
Materials	697,613.25
Institutional Class	3,951.25
	$ 817,591

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,685 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $931 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $92,601.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $13,058 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 409

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ 43,307	$ 49,508
Class T	5,182	17,252
Class B	-	2,017
Class C	-	11,702
Materials	923,202	2,291,825
Institutional Class	5,098	10,383
Total	$ 976,789	$ 2,382,687
From net realized gain
Class A	$ -	$ 297,274
Class T	-	171,986
Class B	-	120,699
Class C	-	203,194
Materials	-	13,774,394
Institutional Class	-	50,021
Total	$ -	$ 14,617,568

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	400,579	264,311	$ 21,052,656	$ 14,817,528
Reinvestment of distributions	1,376	5,853	40,415	336,777
Shares redeemed	(231,192)	(70,440)	(9,966,206)	(3,880,036)
Net increase (decrease)	170,763	199,724	$ 11,126,865	$ 11,274,269
Class T
Shares sold	127,856	146,420	$ 6,586,988	$ 8,122,926
Reinvestment of distributions	169	2,954	4,976	169,021
Shares redeemed	(69,236)	(42,653)	(3,081,211)	(2,369,950)
Net increase (decrease)	58,789	106,721	$ 3,510,753	$ 5,921,997
Class B
Shares sold	70,236	83,153	$ 3,670,456	$ 4,611,263
Reinvestment of distributions	-	2,052	-	116,729
Shares redeemed	(48,886)	(24,486)	(2,112,869)	(1,341,792)
Net increase (decrease)	21,350	60,719	$ 1,557,587	$ 3,386,200

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class C
Shares sold	186,111	171,703	$ 9,519,248	$ 9,620,121
Reinvestment of distributions	(8)	3,133	(480)	178,976
Shares redeemed	(139,135)	(30,841)	(5,956,182)	(1,682,683)
Net increase (decrease)	46,968	143,995	$ 3,562,586	$ 8,116,414
Materials
Shares sold	3,524,569	7,472,335	$ 186,250,882	$ 416,206,078
Reinvestment of distributions	29,537	270,946	866,336	15,331,841
Shares redeemed	(5,137,192)	(6,067,742)	(248,168,306)	(334,236,130)
Net increase (decrease)	(1,583,086)	1,675,539	$ (61,051,088)	$ 97,301,789
Institutional Class
Shares sold	41,845	88,023	$ 2,204,347	$ 5,168,897
Reinvestment of distributions	156	963	4,588	55,576
Shares redeemed	(47,942)	(59,388)	(2,341,741)	(3,461,835)
Net increase (decrease)	(5,941)	29,598	$ (132,806)	$ 1,762,638

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,935, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

13. Proposed Reorganization

On November 18, 2008, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization between the Fund and Select Paper and Forest Products Portfolio. The agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Select Paper and Forest Products Portfolio in exchange solely for the number of equivalent shares of Materials (the original, retail class of shares of Select Materials Portfolio) having the same aggregate net asset value as the outstanding shares of Select Paper and Forest Products Portfolio, on the day the reorganization is effective.

A meeting of shareholders of Select Paper and Forest Products Portfolio is expected to be held on May 19, 2009 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about June 19, 2009. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-39.83%	-5.67%	-5.93%
Class T (incl. 3.50% sales charge) B	-38.57%	-5.34%	-5.77%
Class B (incl. contingent deferred sales charge) C	-39.79%	-5.23%	-5.53%
Class C (incl. contingent deferred sales charge) D	-37.28%	-4.86%	-5.53%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class A on February 28, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Gavin Baker, Portfolio Manager of Fidelity Advisor Telecommunications Fund: For the 12-month period ending February 28, 2009, the fund's Class A, Class T, Class B and Class C shares returned -36.16%, -36.34%, -36.64% and -36.64%, respectively (excluding sales charges), underperforming the -28.37% return of the MSCI® US Investable Market Telecommunications Services Index, but outperforming the S&P 500. Relative to the MSCI index, the fund was hurt by being significantly overweighted in the poor-performing alternative carriers group. Stock selection in the home entertainment software and cable/satellite groups, two areas not represented in the MSCI index, detracted as well. Underweighting integrated telecommunication services stocks, specifically index heavyweight Verizon - due to the fund's investment limitations - hurt the fund because Verizon outperformed the benchmark. Other individual detractors included alternative carriers Global Crossing, which is based in Bermuda, and Level 3 Communications, both of which saw their stock prices drop significantly. French company Gameloft, which sells video games for cell phones, held back the fund's return as well. Lastly, our holdings in foreign stocks were hurt by the strengthening U.S. dollar. On the other hand, the fund benefited from strong stock selection in the wireless telecommunication services group. Specifically, the fund was helped by underweighting Sprint Nextel for much of 2008 and then overweighting the stock late in 2008 and early in 2009. At that time, I purchased shares of the troubled wireless company at a low price, and subsequently the value of these shares increased. Another stock that contributed to the fund's return was communications equipment company Starent Networks, in which the fund held an out-of-benchmark position. Integrated telecom services company Cbeyond also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to
February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.20%
Actual		$ 1,000.00	$ 658.90	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.53%
Actual		$ 1,000.00	$ 657.90	$ 6.29
Hypothetical A		$ 1,000.00	$ 1,017.21	$ 7.65
Class B	1.97%
Actual		$ 1,000.00	$ 656.50	$ 8.09
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 656.40	$ 8.09
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Telecommunications	.97%
Actual		$ 1,000.00	$ 659.70	$ 3.99
Hypothetical A		$ 1,000.00	$ 1,019.98	$ 4.86
Institutional Class	.98%
Actual		$ 1,000.00	$ 659.60	$ 4.03
Hypothetical A		$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Sprint Nextel Corp.	12.7	3.1
Verizon Communications, Inc.	11.1	4.3
AT&T, Inc.	7.4	12.5
Global Crossing Ltd.	6.3	7.7
Qwest Communications International, Inc.	4.8	7.6
Virgin Media, Inc.	4.6	4.8
Starent Networks Corp.	4.2	4.0
Vodafone Group PLC sponsored ADR	3.9	1.4
The DIRECTV Group, Inc.	3.7	2.2
Cbeyond, Inc.	3.5	1.9
	62.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Diversified Telecommunication Services	41.3%
Wireless Telecommunication Services	33.9%
Media	12.2%
Communications Equipment	4.6%
Software	2.5%
All Others*	5.5%

As of August 31, 2008
Diversified Telecommunication Services	54.0%
Wireless Telecommunication Services	20.0%
Media	14.7%
Software	5.1%
Communications Equipment	4.4%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Select Telecommunications Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 4.6%
Communications Equipment - 4.6%
Aruba Networks, Inc. (a)	392	$ 1,082
F5 Networks, Inc. (a)	1,600	32,000
Infinera Corp. (a)(d)	75,300	542,160
Juniper Networks, Inc. (a)	2,100	29,841
Nortel Networks Corp. (a)	8,071	666
Polycom, Inc. (a)	1,700	22,610
Sandvine Corp. (a)	3,200	1,836
Sonus Networks, Inc. (a)	56,800	70,432
Starent Networks Corp. (a)	533,874	8,440,548
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	4,896
		9,146,071
COMPUTERS & PERIPHERALS - 0.1%
Computer Hardware - 0.1%
Apple, Inc. (a)	1,800	160,758
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	1,125
NetApp, Inc. (a)	700	9,408
Synaptics, Inc. (a)	450	9,338
		19,871
TOTAL COMPUTERS & PERIPHERALS		180,629
DIVERSIFIED TELECOMMUNICATION SERVICES - 41.3%
Alternative Carriers - 10.3%
Cable & Wireless PLC	19,405	37,971
Cogent Communications Group, Inc. (a)	64,802	428,989
Global Crossing Ltd. (a)	1,728,486	12,652,518
Iliad Group SA	600	47,378
Level 3 Communications, Inc. (a)	1,228,676	982,941
PAETEC Holding Corp. (a)	73,600	108,192
tw telecom, inc. (a)	783,552	6,299,758
		20,557,747
Integrated Telecommunication Services - 31.0%
AT&T, Inc.	618,319	14,697,443
BT Group PLC	5,351	6,836
Cbeyond, Inc. (a)	491,718	7,085,656
China Unicom (Hong Kong) Ltd. sponsored ADR	243,300	2,158,071
Cincinnati Bell, Inc. (a)	225,000	373,500
Deutsche Telekom AG (Reg.)	1,100	13,189
Embarq Corp.	900	31,473
FairPoint Communications, Inc.	34,149	67,274
NTELOS Holdings Corp.	632	12,115
PT Indosat Tbk	1,600	553
PT Telkomunikasi Indonesia Tbk Series B	355,900	186,993
Qwest Communications International, Inc. (d)	2,841,789	9,633,665
Telecom Italia SpA sponsored ADR	12,500	150,750
Telefonica SA	400	7,360

	Shares	Value
Telefonica SA sponsored ADR	95,400	$ 5,300,424
Telenor ASA	4,400	22,615
Telenor ASA sponsored ADR	4,100	63,878
Telkom SA Ltd.	4,400	43,138
Verizon Communications, Inc.	774,824	22,105,729
Vimpel Communications sponsored ADR	1,200	6,288
Windstream Corp.	1,708	12,742
		61,979,692
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		82,537,439
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	540	7,614
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Google, Inc. Class A (sub. vtg.) (a)	90	30,419
SAVVIS, Inc. (d)	26,799	150,342
		180,761
MEDIA - 12.2%
Cable & Satellite - 12.2%
Comcast Corp. Class A	320,000	4,179,200
DISH Network Corp. Class A (a)	321,800	3,620,250
Dish TV India Ltd. (a)	5,888	2,766
Liberty Global, Inc. Class A (a)	400	4,908
The DIRECTV Group, Inc. (a)	367,300	7,323,962
Virgin Media, Inc.	1,923,800	9,195,764
		24,326,850
SOFTWARE - 2.5%
Application Software - 0.3%
Nuance Communications, Inc. (a)	800	7,088
OnMobile Global Ltd.	132,183	585,270
Synchronoss Technologies, Inc. (a)	5,863	55,933
		648,291
Home Entertainment Software - 2.2%
Gameloft (a)(d)	2,751,486	4,338,746
Glu Mobile, Inc. (a)	113,614	53,399
		4,392,145
TOTAL SOFTWARE		5,040,436
WIRELESS TELECOMMUNICATION SERVICES - 33.9%
Wireless Telecommunication Services - 33.9%
America Movil SAB de CV Series L sponsored ADR	400	10,192
American Tower Corp. Class A (a)	199,900	5,821,088
Bharti Airtel Ltd. (a)	2,129	26,254
Centennial Communications Corp. Class A (a)	89,400	735,762
Clearwire Corp. Class A (a)	17,350	55,867
Crown Castle International Corp. (a)	136,183	2,388,650
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Idea Cellular Ltd. (a)	3,710	$ 3,368
Leap Wireless International, Inc. (a)	80,124	2,172,162
MetroPCS Communications, Inc. (a)	199,200	2,888,400
Millicom International Cellular SA	134,600	5,299,202
MTN Group Ltd.	363,625	3,094,681
NII Holdings, Inc. (a)	119,000	1,524,390
Rogers Communications, Inc. Class B (non-vtg.)	2,200	51,742
SBA Communications Corp. Class A (a)(d)	206,182	4,284,462
Sprint Nextel Corp. (a)	7,729,444	25,429,868
Syniverse Holdings, Inc. (a)	30,468	460,981
Telephone & Data Systems, Inc.	14,820	437,190
TIM Participacoes SA sponsored ADR (non-vtg.)	65,700	930,969
Virgin Mobile USA, Inc. Class A (a)	600	630
Vivo Participacoes SA sponsored ADR (d)	268,425	4,351,169
Vodafone Group PLC sponsored ADR	436,300	7,744,325
		67,711,352
TOTAL COMMON STOCKS (Cost $306,428,009)		189,131,152
Money Market Funds - 12.3%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	11,672,763	$ 11,672,763
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	13,043,687	13,043,687
TOTAL MONEY MARKET FUNDS (Cost $24,716,450)		24,716,450
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $331,144,459)		213,847,602
NET OTHER ASSETS - (7.0)%		(14,081,868)
NET ASSETS - 100%		$ 199,765,734
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,370
Fidelity Securities Lending Cash Central Fund	470,757
Total	$ 528,127
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 213,847,602	$ 208,568,303	$ 5,279,299	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.3%
Bermuda	6.3%
United Kingdom	3.9%
Spain	2.7%
Luxembourg	2.7%
Brazil	2.7%
France	2.2%
South Africa	1.6%
Hong Kong	1.1%
Others (individually less than 1%)	0.5%
100.0%
Income Tax Information

At February 28, 2009, the fund had a capital loss carryforward of approximately $431,464,468 of which $205,830,514, $161,866,685, $11,764,473 and $52,002,796 will expire on February 28, 2010, February 28, 2011, February 29, 2012 and February 28, 2017, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $16,930,578 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $11,907,578) - See accompanying schedule: Unaffiliated issuers (cost $306,428,009)	$ 189,131,152
Fidelity Central Funds (cost $24,716,450)	24,716,450
Total Investments (cost $331,144,459)		$ 213,847,602
Receivable for investments sold		4,630,705
Receivable for fund shares sold		1,260,367
Dividends receivable		265,377
Distributions receivable from Fidelity Central Funds		17,051
Prepaid expenses		1,865
Other receivables		71,382
Total assets		220,094,349

Liabilities
Payable for investments purchased	$ 6,829,111
Payable for fund shares redeemed	274,730
Accrued management fee	91,887
Distribution fees payable	1,188
Other affiliated payables	54,300
Other payables and accrued expenses	33,712
Collateral on securities loaned, at value	13,043,687
Total liabilities		20,328,615

Net Assets		$ 199,765,734
Net Assets consist of:
Paid in capital		$ 775,699,080
Distributions in excess of net investment income		(1,700,123)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(456,922,603)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(117,310,620)
Net Assets		$ 199,765,734

Statement of Assets and Liabilities - continued

February 28, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,111,716 ÷ 79,212 shares)	$ 26.66

Maximum offering price per share (100/94.25 of $26.66)	$ 28.29
Class T: Net Asset Value and redemption price per share ($620,374 ÷ 23,253 shares)	$ 26.68

Maximum offering price per share (100/96.50 of $26.68)	$ 27.65
Class B: Net Asset Value and offering price per share ($362,778 ÷ 13,584 shares)A	$ 26.71

Class C: Net Asset Value and offering price per share ($371,305 ÷ 13,876 shares)A	$ 26.76

Telecommunications: Net Asset Value, offering price and redemption price per share ($196,231,137 ÷ 7,339,245 shares)	$ 26.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($68,424 ÷ 2,560 shares)	$ 26.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 4,166,766
Interest		11,515
Income from Fidelity Central Funds (including $470,757 from security lending)		528,127
Total income		4,706,408

Expenses
Management fee	$ 1,444,922
Transfer agent fees	760,912
Distribution fees	19,379
Accounting and security lending fees	109,688
Custodian fees and expenses	36,809
Independent trustees' compensation	942
Registration fees	72,431
Audit	48,049
Legal	6,748
Interest	5,788
Miscellaneous	31,134
Total expenses before reductions	2,536,802
Expense reductions	(22,281)	2,514,521
Net investment income (loss)		2,191,887
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(81,003))	(72,774,515)
Foreign currency transactions	43,252
Total net realized gain (loss)		(72,731,263)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $60,644)	(37,703,361)
Assets and liabilities in foreign currencies	(11,091)
Total change in net unrealized appreciation (depreciation)		(37,714,452)
Net gain (loss)		(110,445,715)
Net increase (decrease) in net assets resulting from operations		$ (108,253,828)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,191,887	$ 4,604,512
Net realized gain (loss)	(72,731,263)	113,362,351
Change in net unrealized appreciation (depreciation)	(37,714,452)	(171,837,575)
Net increase (decrease) in net assets resulting from operations	(108,253,828)	(53,870,712)
Distributions to shareholders from net investment income	(2,892,731)	(4,987,721)
Distributions to shareholders from net realized gain	(1,435,678)	-
Total distributions	(4,328,409)	(4,987,721)
Share transactions - net increase (decrease)	(28,183,681)	(227,033,730)
Redemption fees	6,604	35,395
Total increase (decrease) in net assets	(140,759,314)	(285,856,768)

Net Assets
Beginning of period	340,525,048	626,381,816
End of period (including distributions in excess of net investment income of $1,700,123 and undistributed net investment income of $768,284, respectively)	$ 199,765,734	$ 340,525,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.22	.26	- K
Net realized and unrealized gain (loss)	(15.60)	(8.08)	3.15
Total from investment operations	(15.38)	(7.82)	3.15
Distributions from net investment income	(.35) M	(.51)	-
Distributions from net realized gain	(.18) M	-	-
Total distributions	(.52) L	(.51)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.66	$ 42.56	$ 50.89
Total Return B,C,D	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.21%	1.19%	1.22% A
Net investment income (loss)	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.12	.12	(.02)
Net realized and unrealized gain (loss)	(15.56)	(8.07)	3.14
Total from investment operations	(15.44)	(7.95)	3.12
Distributions from net investment income	(.24) M	(.42)	-
Distributions from net realized gain	(.13) M	-	-
Total distributions	(.37) L	(.42)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.68	$ 42.49	$ 50.86
Total Return B,C,D	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F,I
Expenses before reductions	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.48%	1.45%	1.53% A
Net investment income (loss)	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	(15.49)	(8.04)	3.11
Total from investment operations	(15.54)	(8.18)	3.06
Distributions from net investment income	(.11) M	(.20)	-
Distributions from net realized gain	(.06) M	-	-
Total distributions	(.17) L	(.20)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.71	$ 42.42	$ 50.80
Total Return B,C,D	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	1.97%	1.95%	2.05% A
Expenses net of all reductions	1.96%	1.94%	2.05% A
Net investment income (loss)	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 363	$ 741	$ 291
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	(15.50)	(8.03)	3.14
Total from investment operations	(15.55)	(8.17)	3.07
Distributions from net investment income	(.07) M	(.22)	-
Distributions from net realized gain	(.05) M	-	-
Total distributions	(.11) L	(.22)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.76	$ 42.42	$ 50.81
Total Return B,C,D	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	1.97%	1.95%	2.07% A
Expenses net of all reductions	1.96%	1.94%	2.06% A
Net investment income (loss)	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 371	$ 902	$ 332
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 42.70	$ 50.91	$ 41.97	$ 34.83	$ 35.79
Income from Investment Operations
Net investment income (loss) C	.30	.43	.61 F	.36	.49 G
Net realized and unrealized gain (loss)	(15.65)	(8.12)	8.85	7.11	(.96)
Total from investment operations	(15.35)	(7.69)	9.46	7.47	(.47)
Distributions from net investment income	(.41) L	(.52)	(.53)	(.33)	(.49)
Distributions from net realized gain	(.20) L	-	-	-	-
Total distributions	(.61) K	(.52)	(.53)	(.33)	(.49)
Redemption fees added to paid in capital C	- J	- J	.01	- J	- J
Net asset value, end of period	$ 26.74	$ 42.70	$ 50.91	$ 41.97	$ 34.83
Total Return A,B	(36.00)%	(15.30)%	22.69%	21.54%	(1.40)%
Ratios to Average Net Assets D,H
Expenses before reductions	.97%	.91%	.99%	1.05%	1.09%
Expenses net of fee waivers, if any	.97%	.90%	.97%	1.05%	1.09%
Expenses net of all reductions	.96%	.90%	.97%	.96%	1.02%
Net investment income (loss)	.85%	.79%	1.34% F	.96%	1.44% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,231	$ 334,565	$ 624,427	$ 402,334	$ 333,642
Portfolio turnover rate E	168%	134%	162%	148%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.34	.45	.16
Net realized and unrealized gain (loss)	(15.67)	(8.09)	3.01
Total from investment operations	(15.33)	(7.64)	3.17
Distributions from net investment income	(.40) L	(.62)	-
Distributions from net realized gain	(.20) L	-	-
Total distributions	(.59) K	(.62)	-
Redemption fees added to paid in capital D	- J	- J	- J
Net asset value, end of period	$ 26.73	$ 42.65	$ 50.91
Total Return B,C	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.91%	.83%	.98% A
Expenses net of all reductions	.90%	.83%	.97% A
Net investment income (loss)	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68	$ 256	$ 114
Portfolio turnover rate F	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, non-taxable dividends, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,103,207
Unrealized depreciation	(137,029,947)
Net unrealized appreciation (depreciation)	$ (127,926,740)
Undistributed ordinary income	388,578
Capital loss carryforward	(431,464,468)

Cost for federal income tax purposes	$ 341,774,342

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 4,328,409	$ 4,987,721

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $435,574,142 and $472,509,473, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 3,942	$ 497
Class T	.25%	.25%	4,376	156
Class B	.75%	.25%	5,278	4,045
Class C	.75%	.25%	5,783	2,275
			$ 19,379	$ 6,973

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,768
Class T	502
Class B*	3,698
Class C*	293
$ 6,261

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,534.29
Class T	2,776.32
Class B	1,575.30
Class C	1,724.30
Telecommunications	749,971.29
Institutional Class	332.23
	$ 760,912

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,310 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,204,200	2.26%	$ 5,788

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $834 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $21,587 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 694

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ 25,664	$ 34,959
Class T	8,592	17,867
Class B	2,117	3,199
Class C	1,365	4,260
Telecommunications	4,183,665	4,919,180
Institutional Class	1,823	8,256
Total	$ 4,223,226	$ 4,987,721
From net realized gain
Class A	$ 735	$ -
Class T	357	-
Class B	203	-
Class C	204	-
Telecommunications	103,644	-
Institutional Class	40	-
Total	$ 105,183	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	74,621	92,950	$ 2,094,308	$ 5,148,375
Reinvestment of distributions	895	636	24,776	33,452
Shares redeemed	(61,881)	(40,941)	(2,346,705)	(2,000,467)
Net increase (decrease)	13,635	52,645	$ (227,621)	$ 3,181,360

Annual Report

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class T
Shares sold	9,634	53,657	$ 334,058	$ 2,989,303
Reinvestment of distributions	320	339	8,637	17,826
Shares redeemed	(16,594)	(35,109)	(641,649)	(1,688,606)
Net increase (decrease)	(6,640)	18,887	$ (298,954)	$ 1,318,523
Class B
Shares sold	4,801	21,448	$ 166,647	$ 1,194,831
Reinvestment of distributions	82	57	2,207	3,011
Shares redeemed	(8,780)	(9,753)	(330,007)	(488,017)
Net increase (decrease)	(3,897)	11,752	$ (161,153)	$ 709,825
Class C
Shares sold	5,551	28,254	$ 174,242	$ 1,547,917
Reinvestment of distributions	51	63	1,354	3,315
Shares redeemed	(12,987)	(13,594)	(456,301)	(674,972)
Net increase (decrease)	(7,385)	14,723	$ (280,705)	$ 876,260
Telecommunications
Shares sold	1,724,964	3,678,807	$ 54,824,085	$ 202,863,624
Reinvestment of distributions	146,701	89,389	4,105,779	4,711,340
Shares redeemed	(2,367,928)	(8,198,629)	(86,013,313)	(440,994,970)
Net increase (decrease)	(496,263)	(4,430,433)	$ (27,083,449)	$ (233,420,006)
Institutional Class
Shares sold	477	14,719	$ 15,601	$ 834,674
Reinvestment of distributions	51	128	1,477	6,760
Shares redeemed	(3,964)	(11,092)	(148,877)	(541,126)
Net increase (decrease)	(3,436)	3,755	$ (131,799)	$ 300,308

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $74,134, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated statement changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio (funds of Fidelity Select Portfolios) and Gold Portfolio's wholly owned subsidiary at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 21, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Consumer Staples Portfolio
Class A	04/20/09	04/17/09	$0.022	$-
Class T	04/20/09	04/17/09	$-	$-
Class B	04/20/09	04/17/09	$-	$-
Class C	04/20/09	04/17/09	$-	$-
Select Gold Portfolio
Class A	04/20/09	04/17/09	$-	$-
Class T	04/20/09	04/17/09	$-	$-
Class B	04/20/09	04/17/09	$-	$-
Class C	04/20/09	04/17/09	$-	$-
Select Materials Portfolio
Class A	04/20/09	04/17/09	$0.052	$-
Class T	04/20/09	04/17/09	$0.039	$-
Class B	04/20/09	04/17/09	$0.014	$-
Class C	04/20/09	04/17/09	$0.014	$-
Select Telecommunications Portfolio
Class A	04/20/09	04/17/09	$-	$0.048
Class T	04/20/09	04/17/09	$-	$0.028
Class B	04/20/09	04/17/09	$-	$0.009
Class C	04/20/09	04/17/09	$-	$0.023

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2008	December 2008
Select Consumer Staples Portfolio
Class A	100%	100%
Class T	-%	100%
Class B	-%	100%
Class C	-%	100%
Select Materials Portfolio
Class A	-%	100%
Class T	-%	100%
Class B	-%	-%
Class C	-%	-%
Select Telecommunications Portfolio
Class A	100%	79%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

Annual Report

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2008	December 2008
Select Consumer Staples Portfolio
Class A	100%	100%
Class T	-%	100%
Class B	-%	100%
Class C	-%	100%
Select Materials Portfolio
Class A	-%	100%
Class T	-%	100%
Class B	-%	-%
Class C	-%	-%
Select Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

ASGMT-UANN-0409
1.845779.102

Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Consumer Staples Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-29.22%	2.66%	3.33%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Institutional Class on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Institutional Class took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor Consumer Staples Fund: During the past year, the fund's Institutional Class shares declined 29.22%, lagging the 24.11% decline of its sector benchmark, the MSCI® US Investable Market Consumer Staples Index, but beating the S&P 500. A large part of the fund's underperformance of the MSCI index came from stocks with emerging-markets exposure, a theme I've been pursuing in the portfolio for some time. While I was correct on the business fundamentals - consumer staples spending continued to grow faster in emerging markets than in developed economies - I was wrong on the direction of the equity market. In a dramatically slowing economy, investors fled to the perceived safety of consumer staples companies doing business exclusively in developed nations. The stronger dollar also hurt the performance of foreign securities when translated back into dollars, including those securities held by the fund. On an industry level, the fund suffered from stock selection in brewers and in packaged food and meats, as well as from a major underweighting in hypermarkets and super centers. In the latter area, a below-market weighting in Wal-Mart was the key culprit. The stock proved very resilient as investors expected the company to benefit from its bargain pricing strategy. Within brewing, avoiding Anheuser-Busch for much of the period hurt when its share price spiked on a takeover bid from Belgian-based InBev, another fund detractor. However, once the deal was successfully consummated, the combined Anheuser-Busch InBev entity was the top individual contributor to relative performance. Our shares in personal products maker Avon, eastern European soft drink distributor Coca-Cola Hellenic and French spirits distiller Pernod Ricard declined sharply as well. On the positive side, overweighting brewers, underweighting household products and tobacco, and good stock selection in food retail contributed. Within household products, Kimberly-Clark and Procter & Gamble were helpful due to timely ownership. Elsewhere, I underweighted tobacco giant Philip Morris International, which was hurt by its foreign-currency-based earnings. I bought bottler Coca-Cola Enterprises at an attractive valuation, and its stock rose as the firm enjoyed expanding profit margins later in the period. The fund's cash position also aided returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to Febru-ary 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.19%
Actual		$ 1,000.00	$ 725.20	$ 5.09
Hypothetical A		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.46%
Actual		$ 1,000.00	$ 724.30	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.55	$ 7.30
Class B	1.96%
Actual		$ 1,000.00	$ 722.60	$ 8.37
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.95%
Actual		$ 1,000.00	$ 722.50	$ 8.33
Hypothetical A		$ 1,000.00	$ 1,015.12	$ 9.74
Consumer Staples	.94%
Actual		$ 1,000.00	$ 726.20	$ 4.02
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71
Institutional Class	.93%
Actual		$ 1,000.00	$ 726.20	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,020.18	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.1	16.4
The Coca-Cola Co.	9.8	9.7
PepsiCo, Inc.	8.9	8.4
Wal-Mart Stores, Inc.	6.5	2.9
CVS Caremark Corp.	6.2	5.5
British American Tobacco PLC sponsored ADR	4.1	3.9
Nestle SA (Reg.)	4.1	0.0
Anheuser-Busch InBev NV	3.2	0.0
Unilever NV (NY Shares)	3.0	2.5
Walgreen Co.	2.8	2.8
	63.7
Top Industries (% of fund's net assets)
As of February 28, 2009
Beverages	33.4%
Food & Staples Retailing	19.0%
Household Products	18.6%
Food Products	14.0%
Tobacco	8.1%
All Others*	6.9%

As of August 31, 2008
Beverages	32.1%
Household Products	23.6%
Food & Staples Retailing	15.0%
Food Products	14.6%
Tobacco	7.8%
All Others*	6.9%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Staples Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
BEVERAGES - 33.4%
Brewers - 6.6%
Anadolu Efes Biracilik ve Malt Sanyii AS	245,611	$ 1,560,260
Anheuser-Busch InBev NV	1,050,200	28,692,133
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	108,200	4,377,772
Molson Coors Brewing Co. Class B	662,380	23,335,647
SABMiller PLC	127,950	1,852,269
		59,818,081
Distillers & Vintners - 4.6%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,604,200	20,934,810
Diageo PLC sponsored ADR	265,900	12,361,691
Pernod Ricard SA (d)	130,100	7,082,663
Remy Cointreau SA	35,600	804,202
		41,183,366
Soft Drinks - 22.2%
Coca-Cola Amatil Ltd.	260,984	1,489,417
Coca-Cola Enterprises, Inc.	708,200	8,130,136
Coca-Cola FEMSA SAB de CV sponsored ADR	116,200	3,620,792
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	195,510	2,303,108
Coca-Cola Icecek AS	517,332	2,145,280
Cott Corp. (a)	1,372,400	1,100,380
Dr Pepper Snapple Group, Inc. (a)	155,700	2,187,585
Embotelladora Andina SA sponsored ADR	308,241	4,407,846
Fomento Economico Mexicano SAB de CV sponsored ADR	77,300	1,780,992
Pepsi Bottling Group, Inc.	253,100	4,682,350
PepsiCo, Inc.	1,672,700	80,523,778
The Coca-Cola Co.	2,154,400	88,007,240
		200,378,904
TOTAL BEVERAGES		301,380,351
FOOD & STAPLES RETAILING - 19.0%
Drug Retail - 9.0%
CVS Caremark Corp.	2,177,300	56,043,702
Walgreen Co.	1,067,900	25,480,094
		81,523,796
Food Distributors - 0.1%
United Natural Foods, Inc. (a)	26,600	395,808
Food Retail - 3.4%
Kroger Co.	651,900	13,474,773
Safeway, Inc.	861,500	15,937,750
SUPERVALU, Inc.	99,000	1,545,390
		30,957,913

	Shares	Value
Hypermarkets & Super Centers - 6.5%
Wal-Mart Stores, Inc.	1,195,500	$ 58,866,420
TOTAL FOOD & STAPLES RETAILING		171,743,937
FOOD PRODUCTS - 14.0%
Agricultural Products - 3.2%
Archer Daniels Midland Co.	571,800	15,244,188
Bunge Ltd. (d)	168,602	7,904,062
Corn Products International, Inc.	73,300	1,478,461
SLC Agricola SA	343,800	2,024,972
Viterra, Inc. (a)	307,900	2,449,356
		29,101,039
Packaged Foods & Meats - 10.8%
Cadbury PLC sponsored ADR	75,612	2,316,752
Groupe Danone	145,100	6,884,552
Kraft Foods, Inc. Class A	150,600	3,430,668
Lindt & Spruengli AG (d)	79	1,468,202
Nestle SA (Reg.)	1,122,867	36,703,912
Perdigao SA	126,600	1,554,802
PureCircle Ltd. (a)	324,800	765,116
Ralcorp Holdings, Inc. (a)	59,100	3,581,460
Sadia SA ADR (d)	431,000	1,474,020
Smithfield Foods, Inc. (a)	118,700	931,795
Tyson Foods, Inc. Class A	1,175,300	9,907,779
Unilever NV (NY Shares)	1,417,512	27,088,654
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)(d)	37,600	1,114,088
		97,221,800
TOTAL FOOD PRODUCTS		126,322,839
HOTELS, RESTAURANTS & LEISURE - 0.0%
Restaurants - 0.0%
Krispy Kreme Doughnuts, Inc. warrants 3/2/12 (a)	329	33
HOUSEHOLD DURABLES - 0.2%
Housewares & Specialties - 0.2%
Fortune Brands, Inc.	89,600	2,128,000
HOUSEHOLD PRODUCTS - 18.6%
Household Products - 18.6%
Colgate-Palmolive Co.	331,700	19,961,706
Kimberly-Clark Corp.	238,000	11,212,180
Procter & Gamble Co.	2,828,197	136,234,250
		167,408,136
PERSONAL PRODUCTS - 2.8%
Personal Products - 2.8%
Avon Products, Inc.	1,199,276	21,095,265
Bare Escentuals, Inc. (a)	199,905	631,700
Herbalife Ltd.	16,600	226,424
Common Stocks - continued
	Shares	Value
PERSONAL PRODUCTS - CONTINUED
Personal Products - continued
Mead Johnson Nutrition Co. Class A (a)	80,100	$ 2,209,959
Physicians Formula Holdings, Inc. (a)	396,456	927,707
		25,091,055
PHARMACEUTICALS - 1.5%
Pharmaceuticals - 1.5%
Johnson & Johnson	217,400	10,870,000
Perrigo Co.	107,500	2,159,675
		13,029,675
TOBACCO - 8.1%
Tobacco - 8.1%
Altria Group, Inc.	879,000	13,571,760
British American Tobacco PLC sponsored ADR	731,980	37,360,259
KT&G Corp.	990	50,752
Lorillard, Inc.	39,400	2,302,536
Philip Morris International, Inc.	532,100	17,809,387
Souza Cruz Industria Comerico	113,800	2,281,800
		73,376,494
TOTAL COMMON STOCKS (Cost $1,089,424,078)		880,480,520
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	20,026,747	$ 20,026,747
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	6,982,496	6,982,496
TOTAL MONEY MARKET FUNDS (Cost $27,009,243)		27,009,243
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,116,433,321)	907,489,763
NET OTHER ASSETS - (0.6)%	(5,656,581)
NET ASSETS - 100%	$ 901,833,182
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 409,906
Fidelity Securities Lending Cash Central Fund	422,078
Total	$ 831,984
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 907,489,763	$ 821,696,512	$ 85,793,251	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.3%
United Kingdom	5.9%
Switzerland	4.2%
Belgium	3.2%
Netherlands	3.0%
France	1.7%
Brazil	1.3%
Bermuda	1.0%
Others (individually less than 1%)	2.4%
100.0%
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $14,179,345 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $20,196,973 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $6,812,362) - See accompanying schedule: Unaffiliated issuers (cost $1,089,424,078)	$ 880,480,520
Fidelity Central Funds (cost $27,009,243)	27,009,243
Total Investments (cost $1,116,433,321)		$ 907,489,763
Receivable for investments sold		8,231,074
Receivable for fund shares sold		3,397,361
Dividends receivable		972,894
Distributions receivable from Fidelity Central Funds		25,369
Prepaid expenses		7,903
Other receivables		1,908
Total assets		920,126,272

Liabilities
Payable for investments purchased	$ 6,844,030
Payable for fund shares redeemed	3,597,276
Accrued management fee	449,415
Distribution fees payable	95,887
Other affiliated payables	270,921
Other payables and accrued expenses	53,065
Collateral on securities loaned, at value	6,982,496
Total liabilities		18,293,090

Net Assets		$ 901,833,182
Net Assets consist of:
Paid in capital		$ 1,160,640,517
Undistributed net investment income		512,356
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(50,373,312)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(208,946,379)
Net Assets		$ 901,833,182

Statement of Assets and Liabilities - continued

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($121,192,925 ÷ 2,757,912 shares)	$ 43.94

Maximum offering price per share (100/94.25 of $43.94)	$ 46.62
Class T: Net Asset Value and redemption price per share ($22,623,804 ÷ 517,090 shares)	$ 43.75

Maximum offering price per share (100/96.50 of $43.75)	$ 45.34
Class B: Net Asset Value and offering price per share ($14,928,746 ÷ 342,990 shares)A	$ 43.53

Class C: Net Asset Value and offering price per share ($54,902,464 ÷ 1,263,249 shares)A	$ 43.46

Consumer Staples: Net Asset Value, offering price and redemption price per share ($657,263,092 ÷ 14,891,180 shares)	$ 44.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($30,922,151 ÷ 701,657 shares)	$ 44.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 20,355,348
Interest		4,760
Income from Fidelity Central Funds		831,984
Total income		21,192,092

Expenses
Management fee	$ 4,860,293
Transfer agent fees	2,267,655
Distribution fees	694,800
Accounting and security lending fees	303,131
Custodian fees and expenses	130,860
Independent trustees' compensation	4,343
Registration fees	208,991
Audit	41,881
Legal	4,723
Interest	3,824
Miscellaneous	41,147
Total expenses before reductions	8,561,648
Expense reductions	(35,242)	8,526,406
Net investment income (loss)		12,665,686
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(44,519,180)
Foreign currency transactions	(317,445)
Total net realized gain (loss)		(44,836,625)
Change in net unrealized appreciation (depreciation) on: Investment securities	(269,137,670)
Assets and liabilities in foreign currencies	(3,785)
Total change in net unrealized appreciation (depreciation)		(269,141,455)
Net gain (loss)		(313,978,080)
Net increase (decrease) in net assets resulting from operations		$ (301,312,394)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,665,686	$ 5,595,200
Net realized gain (loss)	(44,836,625)	16,781,246
Change in net unrealized appreciation (depreciation)	(269,141,455)	23,844,075
Net increase (decrease) in net assets resulting from operations	(301,312,394)	46,220,521
Distributions to shareholders from net investment income	(11,887,776)	(4,297,338)
Distributions to shareholders from net realized gain	(334,486)	(21,936,184)
Total distributions	(12,222,262)	(26,233,522)
Share transactions - net increase (decrease)	494,877,505	323,338,123
Redemption fees	113,075	70,107
Total increase (decrease) in net assets	181,455,924	343,395,229

Net Assets
Beginning of period	720,377,258	376,982,029
End of period (including undistributed net investment income of $512,356 and undistributed net investment income of $1,685,304, respectively)	$ 901,833,182	$ 720,377,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.67	.53	(.01)
Net realized and unrealized gain (loss)	(19.19)	7.29	1.28
Total from investment operations	(18.52)	7.82	1.27
Distributions from net investment income	(.66)	(.42)	-
Distributions from net realized gain	(.02)	(2.44)	-
Total distributions	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.94	$ 63.13	$ 58.16
Total Return B,C,D	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.18%	1.19%	1.28% A
Net investment income (loss)	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.53	.36	(.01)
Net realized and unrealized gain (loss)	(19.12)	7.29	1.18
Total from investment operations	(18.59)	7.65	1.17
Distributions from net investment income	(.60)	(.35)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.75	$ 62.93	$ 58.06
Total Return B,C,D	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F,I
Expenses before reductions	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.46%	1.46%	1.60% A
Net investment income (loss)	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.26	.04	(.07)
Net realized and unrealized gain (loss)	(19.01)	7.27	1.18
Total from investment operations	(18.75)	7.31	1.11
Distributions from net investment income	(.42)	(.19)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.53	$ 62.69	$ 58.00
Total Return B,C,D	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.96%	1.96%	2.09% A
Net investment income (loss)	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.28	.06	(.08)
Net realized and unrealized gain (loss)	(19.00)	7.28	1.18
Total from investment operations	(18.72)	7.34	1.10
Distributions from net investment income	(.44)	(.29)	-
Distributions from net realized gain	-	(2.44)	-
Total distributions	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	.01	.01	- K
Net asset value, end of period	$ 43.46	$ 62.61	$ 57.99
Total Return B,C,D	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.93%	1.92%	2.14% A
Net investment income (loss)	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 63.25	$ 58.13	$ 52.18	$ 51.42	$ 46.50
Income from Investment Operations
Net investment income (loss) C	.88	.71	.56	.50	.29
Net realized and unrealized gain (loss)	(19.31)	7.30	8.88	3.25	4.90
Total from investment operations	(18.43)	8.01	9.44	3.75	5.19
Distributions from net investment income	(.67)	(.46)	(.32)	(.44)	(.29)
Distributions from net realized gain	(.03)	(2.44)	(3.18)	(2.56)	-
Total distributions	(.69) H	(2.90)	(3.50)	(3.00)	(.29)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.02
Net asset value, end of period	$ 44.14	$ 63.25	$ 58.13	$ 52.18	$ 51.42
Total Return A,B	(29.23)%	13.72%	18.43%	7.50%	11.24%
Ratios to Average Net Assets D,F
Expenses before reductions	.91%	.91%	1.01%	1.04%	1.06%
Expenses net of fee waivers, if any	.91%	.90%	.99%	1.04%	1.06%
Expenses net of all reductions	.90%	.90%	.98%	1.03%	1.05%
Net investment income (loss)	1.55%	1.12%	.99%	.97%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 657,263	$ 655,224	$ 374,930	$ 125,007	$ 139,328
Portfolio turnover rate E	70%	71%	99%	75%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period.
D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.82	.74	.07
Net realized and unrealized gain (loss)	(19.23)	7.30	1.16
Total from investment operations	(18.41)	8.04	1.23
Distributions from net investment income	(.73)	(.51)	-
Distributions from net realized gain	(.03)	(2.44)	-
Total distributions	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	.01	.01	- J
Net asset value, end of period	$ 44.07	$ 63.22	$ 58.12
Total Return B,C	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.91%	.85%	1.00% A
Expenses net of all reductions	.91%	.84%	1.00% A
Net investment income (loss)	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,490,621
Unrealized depreciation	(243,433,994)
Net unrealized appreciation (depreciation)	(224,943,373)
Undistributed ordinary income	512,482
Capital loss carryforward	(14,179,345)

Cost for federal income tax purposes	$ 1,132,433,136

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 12,222,262	$ 15,086,000
Long-term Capital Gains	-	11,147,522
Total	$ 12,222,262	$ 26,233,522

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,076,568,804 and $588,881,981, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 170,841	$ 18,484
Class T	.25%	.25%	70,470	65
Class B	.75%	.25%	102,761	77,156
Class C	.75%	.25%	350,728	230,446
			$ 694,800	$ 326,151

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 206,336
Class T	20,690
Class B*	24,704
Class C*	20,538
$ 272,268

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 194,817.29
Class T	43,106.31
Class B	31,119.30
Class C	96,921.28
Consumer Staples	1,854,710.26
Institutional Class	46,982.27
	$ 2,267,655

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,479 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,978,800	2.30%	$ 3,824

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,280 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

8. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $422,078.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,412 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $617. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Consumer Staples	$ 1,208
Institutional Class	5
$ 1,213

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28,	Year ended February 29,
	2009	2008
From net investment income
Class A	$ 1,409,006	$ 54,271
Class T	273,000	42,873
Class B	118,536	7,270
Class C	437,729	46,840
Consumer Staples	9,279,861	4,124,954
Institutional Class	369,644	21,130
Total	$ 11,887,776	$ 4,297,338
From net realized gain
Class A	$ 11,953	$ 279,894
Class T	-	271,554
Class B	-	90,489
Class C	-	308,038
Consumer Staples	317,666	20,893,023
Institutional Class	4,867	93,186
Total	$ 334,486	$ 21,936,184

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28,	Year ended February 29,	Year ended February 28,	Year ended February 29,
	2009	2008	2009	2008
Class A
Shares sold	2,896,213	394,208	$ 154,503,507	$ 25,121,582
Reinvestment of distributions	27,496	4,833	1,327,859	319,149
Shares redeemed	(542,745)	(39,053)	(28,294,587)	(2,497,211)
Net increase (decrease)	2,380,964	359,988	$ 127,536,779	$ 22,943,520

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28,	Year ended February 29,	Year ended February 28,	Year ended February 29,
	2009	2008	2009	2008
Class T
Shares sold	520,546	195,158	$ 27,382,626	$ 12,251,985
Reinvestment of distributions	5,430	4,490	260,678	296,489
Shares redeemed	(108,963)	(108,690)	(5,646,618)	(6,862,659)
Net increase (decrease)	417,013	90,958	$ 21,996,686	$ 5,685,815
Class B
Shares sold	323,554	76,823	$ 17,593,411	$ 4,855,507
Reinvestment of distributions	1,967	1,410	94,022	92,490
Shares redeemed	(60,442)	(4,224)	(3,153,125)	(268,236)
Net increase (decrease)	265,079	74,009	$ 14,534,308	$ 4,679,761
Class C
Shares sold	1,133,018	328,900	$ 59,347,217	$ 21,121,099
Reinvestment of distributions	6,095	4,849	290,992	319,529
Shares redeemed	(191,974)	(20,712)	(10,093,420)	(1,307,625)
Net increase (decrease)	947,139	313,037	$ 49,544,789	$ 20,133,003
Consumer Staples
Shares sold	13,482,265	8,600,962	$ 765,828,751	$ 555,032,219
Reinvestment of distributions	185,893	360,932	9,096,289	23,544,138
Shares redeemed	(9,136,327)	(5,052,205)	(521,761,725)	(318,954,187)
Net increase (decrease)	4,531,831	3,909,689	$ 253,163,315	$ 259,622,170
Institutional Class
Shares sold	760,504	204,550	$ 40,084,673	$ 13,014,809
Reinvestment of distributions	4,038	995	196,481	65,503
Shares redeemed	(227,140)	(43,560)	(12,179,526)	(2,806,458)
Net increase (decrease)	537,402	161,985	$ 28,101,628	$ 10,273,854

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $32,014 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-33.59%	10.96%	14.70%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor Gold Fund: During the past year, the fund's Institu-
tional Class shares returned -33.59%, beating the -36.56% return of the Standard & Poor's® BMI Global Gold Index and the S&P 500. Versus the industry index, my decision to hold some gold bullion was a key positive factor, as the price of bullion held up much better than gold mining stocks. Among our equity holdings, fund performance was aided by Randgold Resources, a South African gold mining company that benefited from the prospect of robust production growth, a strong management team and promising exploration opportunities. Other contributors included Royal Gold; CONSOL Energy, a producer of thermal coal; and BHP Billiton, which is based in Australia but listed in the United Kingdom and is the world's largest diversified mining company. Although I later repurchased both stocks, I sold both CONSOL and BHP Billiton during the summer of 2008 to take profits. Underweighting Barrick Gold further added value, although Barrick was the fund's second-largest holding at period end, at more than 8% of net assets. A small cash position aided our results as well. Conversely, performance was hindered by our positioning in precious metals and minerals, an out-of-benchmark category, and in steel, where unfavorable stock selection outweighed the positive effects of an overweighted exposure to that outperforming group. In absolute terms, a stronger U.S. dollar undermined the returns of the fund's foreign holdings. Individual detractors included two platinum mining companies that were outside the S&P® industry index: Aquarius Platinum and Impala Platinum. The global recession slowed automobile and truck sales as well as dampening jewelry demand. Together, those markets typically account for more than 70% of platinum's sales. Lihir Gold, headquartered in Papua New Guinea, also detracted, as did not owning index component Gold Eagle, based in Canada, whose stock jumped in response to a buyout offer for the company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.17%
Actual		$ 1,000.00	$ 903.60	$ 5.52
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.44%
Actual		$ 1,000.00	$ 902.20	$ 6.79
Hypothetical A		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.92%
Actual		$ 1,000.00	$ 900.10	$ 9.05
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.92%
Actual		$ 1,000.00	$ 900.10	$ 9.05
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Gold	.92%
Actual		$ 1,000.00	$ 904.70	$ 4.34
Hypothetical A		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.91%
Actual		$ 1,000.00	$ 904.90	$ 4.30
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Select Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Newmont Mining Corp.	9.8	10.0
Barrick Gold Corp.	8.7	9.8
Goldcorp, Inc.	7.8	9.6
Agnico-Eagle Mines Ltd.	6.2	6.3
Newcrest Mining Ltd.	6.0	7.4
Randgold Resources Ltd. sponsored ADR	4.3	4.4
Kinross Gold Corp.	4.3	4.9
Yamana Gold, Inc.	4.2	4.6
AngloGold Ashanti Ltd. sponsored ADR	3.8	3.1
Lihir Gold Ltd.	3.7	4.1
	58.8
Top Industries (% of fund's net assets)
As of February 28, 2009
Gold	84.7%
Precious Metals & Minerals	3.3%
Diversified Metals & Mining	1.5%
Coal & Consumable Fuels	1.2%
Steel	0.9%
All Others*	8.4%

As of August 31, 2008
Gold	88.6%
Precious Metals & Minerals	5.5%
Diversified Metals & Mining	3.6%
Steel	1.5%
Coal & Consumable Fuels	0.6%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Select Gold Portfolio

Consolidated Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 83.7%
	Shares	Value
Australia - 6.9%
METALS & MINING - 6.9%
Gold - 6.9%
Andean Resources Ltd. (a)	2,884,651	$ 2,735,233
Avoca Resources Ltd. (a)	85,000	93,413
Centamin Egypt Ltd. (a)	2,327,000	1,706,192
Newcrest Mining Ltd.	6,030,913	118,588,143
Sino Gold Mining Ltd. (a)(d)	3,573,231	11,862,926
Troy Resources NL (a)(e)	2,300,000	1,880,281
		136,866,188
Bermuda - 0.4%
METALS & MINING - 0.4%
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom)	3,398,027	8,200,450
Brazil - 0.1%
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	130,000	1,449,500
Canada - 42.1%
METALS & MINING - 42.1%
Diversified Metals & Mining - 0.1%
Kimber Resources, Inc. (a)	16,100	8,100
Kimber Resources, Inc. (a)(e)	3,888,000	1,955,996
Kimber Resources, Inc. warrants 3/11/10 (a)(e)	1,944,000	15
		1,964,111
Gold - 40.7%
Agnico-Eagle Mines Ltd.	2,444,000	122,857,996
Alamos Gold, Inc. (a)	2,238,800	14,958,771
Aquiline Resources, Inc. (a)	875,500	1,892,564
Aquiline Resources, Inc. (a)(e)	1,024,600	2,214,872
Aurizon Mines Ltd. (a)	1,056,700	4,086,754
Barrick Gold Corp.	5,660,519	171,085,922
Detour Gold Corp. (e)	615,000	5,138,899
Eldorado Gold Corp. (a)	5,817,300	49,066,249
European Goldfields Ltd. (a)	603,600	1,451,885
Franco-Nevada Corp.	1,022,300	21,697,206
Goldcorp, Inc. (d)	5,286,200	153,580,908
Golden Star Resources Ltd. (a)(d)	3,875,769	5,849,528
Great Basin Gold Ltd. (a)(d)	3,407,900	4,687,989
Guyana Goldfields, Inc. (a)	783,000	1,778,776
IAMGOLD Corp.	3,652,200	29,570,145
Jaguar Mining, Inc. (a)(f)	690,500	3,897,174

	Shares	Value
Kinross Gold Corp.	5,279,600	$ 83,500,807
New Gold, Inc. (a)	1,075,700	2,054,751
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	69,060
Northgate Minerals Corp. (a)	1,307,800	1,572,876
Osisko Mining Corp. (a)(d)	522,000	1,912,133
Osisko Mining Corp. (a)(e)	2,000,000	7,326,179
Osisko Mining Corp. warrants 11/17/09 (a)(e)	1,000,000	432,340
Red Back Mining, Inc. (a)	2,470,800	15,246,457
Red Back Mining, Inc. (a)(e)	1,059,500	6,537,810
San Gold Corp. (a)	367,400	447,644
Seabridge Gold, Inc. (a)(d)	132,700	2,246,611
SEMAFO, Inc. (a)	440,000	612,192
Western Goldfields, Inc. (a)	1,161,200	2,090,279
Yamana Gold, Inc.	9,385,100	82,036,169
		799,900,946
Precious Metals & Minerals - 1.3%
Etruscan Resources, Inc. (a)	1,216,800	449,551
Etruscan Resources, Inc. (a)(e)	1,549,400	572,431
Etruscan Resources, Inc. warrants 11/2/10 (a)(e)	774,700	30,448
Gammon Gold, Inc. (a)	250,000	1,965,177
Minefinders Corp. Ltd. (a)	1,100,000	6,632,080
Pan American Silver Corp. (a)	500,000	7,200,000
Silver Standard Resources, Inc. (a)	631,300	9,526,320
		26,376,007
TOTAL METALS & MINING		828,241,064
China - 1.1%
METALS & MINING - 1.1%
Gold - 1.1%
Zijin Mining Group Co. Ltd. (H Shares)	41,238,000	21,668,390
Luxembourg - 0.3%
METALS & MINING - 0.3%
Steel - 0.3%
ArcelorMittal SA (NY Shares) Class A (d)	282,900	5,468,457
Papua New Guinea - 3.7%
METALS & MINING - 3.7%
Gold - 3.7%
Lihir Gold Ltd. (a)	35,560,881	73,689,317
Peru - 0.8%
METALS & MINING - 0.8%
Precious Metals & Minerals - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	780,000	15,022,800
South Africa - 10.3%
METALS & MINING - 10.3%
Gold - 9.5%
AngloGold Ashanti Ltd. sponsored ADR	2,517,534	75,098,039
Gold Fields Ltd. sponsored ADR	5,940,459	60,473,873
Common Stocks - continued
	Shares	Value
South Africa - continued
METALS & MINING - CONTINUED
Gold - continued
Harmony Gold Mining Co. Ltd. (a)	1,549,000	$ 18,689,535
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	2,658,200	31,845,236
		186,106,683
Precious Metals & Minerals - 0.8%
Impala Platinum Holdings Ltd.	1,338,212	15,704,954
Northam Platinum Ltd.	75,000	162,024
		15,866,978
TOTAL METALS & MINING		201,973,661
United Kingdom - 4.6%
METALS & MINING - 4.6%
Diversified Metals & Mining - 0.3%
BHP Billiton PLC	375,400	5,849,952
Gold - 4.3%
Randgold Resources Ltd. sponsored ADR (d)	1,877,574	85,392,066
TOTAL METALS & MINING		91,242,018
United States of America - 13.4%
METALS & MINING - 12.2%
Diversified Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc. Class B	668,200	20,326,644
Gold - 10.6%
Allied Nevada Gold Corp. (a)	40,000	160,000
Newmont Mining Corp.	4,649,750	193,569,091
Royal Gold, Inc. (d)	367,535	14,870,466
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	68,709
		208,668,266
Steel - 0.6%
Cliffs Natural Resources, Inc.	360,000	5,554,800
Commercial Metals Co.	549,263	5,607,975
		11,162,775
TOTAL METALS & MINING		240,157,685
OIL, GAS & CONSUMABLE FUELS - 1.2%
Coal & Consumable Fuels - 1.2%
CONSOL Energy, Inc.	210,000	5,722,500
Foundation Coal Holdings, Inc.	405,400	6,518,832

	Shares	Value
Massey Energy Co.	485,929	$ 5,612,480
Walter Industries, Inc.	324,460	5,895,438
		23,749,250
TOTAL UNITED STATES OF AMERICA		263,906,935
TOTAL COMMON STOCKS (Cost $1,674,185,608)		1,647,728,780
Commodities - 7.9%
Troy Ounces
Gold Bullion (a) (Cost $143,878,400)	164,500	154,922,810
Money Market Funds - 13.0%
	Shares
Fidelity Cash Central Fund, 0.59% (b)	177,341,280	177,341,280
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	79,402,696	79,402,696
TOTAL MONEY MARKET FUNDS (Cost $256,743,976)		256,743,976
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $2,074,807,984)		2,059,395,566
NET OTHER ASSETS - (4.6)%		(91,331,806)
NET ASSETS - 100%		$ 1,968,063,760
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,158,331 or 1.3% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $68,709 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 725,396
Fidelity Securities Lending Cash Central Fund	586,066
Total	$ 1,311,462
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Coral Gold Resources Ltd.	$ 2,869,001	$ -	$ 368,605	$ -	$ -
US Gold Canadian Acquisition Corp.	8,770,114	-	2,471,386	-	-
Total	$ 11,639,115	$ -	$ 2,839,991	$ -	$ -
Consolidated Subsidiary
Fidelity Select
Gold Cayman Ltd.	$ 82,233,978	$ 134,604,641	$ 65,550,322	$ -	$ 154,880,326
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments	$ 2,059,395,566	$ 1,796,374,965	$ 262,990,153	$ 30,448
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments
Beginning Balance	$ 0
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(363,180)
Cost of Purchases	0
Proceeds of Sales	0
Amortization/Accretion	0
Transfer in/out of Level 3	393,628
Ending Balance	$ 30,448

The information used in the above reconciliation represents fiscal year to date activity for any Investments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $88,413,227 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $39,003,106 of losses recognized during the period of November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Select Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2009
Assets
Investments, at value (including securities loaned of $76,557,301) - See accompanying schedule: Unaffiliated issuers (cost $1,674,185,608)	$ 1,647,728,780
Fidelity Central Funds (cost $256,743,976)	256,743,976
Commodities (cost $143,878,400)	154,922,810
Total Investments (cost $2,074,807,984)		$ 2,059,395,566
Receivable for investments sold		24,634,669
Receivable for fund shares sold		11,263,800
Dividends receivable		655,053
Distributions receivable from Fidelity Central Funds		112,548
Prepaid expenses		12,260
Receivable from investment adviser for expense reductions		38,508
Other receivables		17,852
Total assets		2,096,130,256

Liabilities
Payable to custodian bank	$ 470
Payable for investments purchased Regular delivery	40,831,884
Delayed delivery	1,583,933
Payable for fund shares redeemed	4,728,435
Accrued management fee	934,504
Distribution fees payable	32,445
Other affiliated payables	472,364
Other payables and accrued expenses	79,765
Collateral on securities loaned, at value	79,402,696
Total liabilities		128,066,496

Net Assets		$ 1,968,063,760
Net Assets consist of:
Paid in capital		$ 2,187,286,957
Accumulated net investment loss		(714)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(203,845,681)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(15,376,802)
Net Assets		$ 1,968,063,760

Consolidated Statement of Assets and Liabilities

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,143,969 ÷ 1,285,413 shares)	$ 30.45

Maximum offering price per share (100/94.25 of $30.45)	$ 32.31
Class T: Net Asset Value and redemption price per share ($15,284,443 ÷ 503,407 shares)	$ 30.36

Maximum offering price per share (100/96.50 of $30.36)	$ 31.46
Class B: Net Asset Value and offering price per share ($8,420,760 ÷ 279,931 shares)A	$ 30.08

Class C: Net Asset Value and offering price per share ($17,544,271 ÷ 584,786 shares)A	$ 30.00

Gold: Net Asset Value, offering price and redemption price per share ($1,881,600,429 ÷ 61,343,477 shares)	$ 30.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,069,888 ÷ 198,045 shares)	$ 30.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Select Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 12,225,702
Income from Fidelity Central Funds		1,311,462
Total income		13,537,164

Expenses
Management fee	$ 10,708,758
Transfer agent fees	4,347,722
Distribution fees	300,335
Accounting and security lending fees	831,959
Custodian fees and expenses	272,770
Independent trustees' compensation	8,217
Registration fees	219,928
Audit	60,587
Legal	28,096
Interest	26,560
Miscellaneous	75,992
Total expenses before reductions	16,880,924
Expense reductions	(653,397)	16,227,527
Net investment income (loss)		(2,690,363)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(161,956,379)
Other affiliated issuers	(12,002,969)
Commodities	(6,078,300)
Foreign currency transactions	119,862
Total net realized gain (loss)		(179,917,786)
Change in net unrealized appreciation (depreciation) on: Investments	(711,214,605)
Assets and liabilities in foreign currencies	72,318
Total change in net unrealized appreciation (depreciation)		(711,142,287)
Net gain (loss)		(891,060,073)
Net increase (decrease) in net assets resulting from operations		$ (893,750,436)

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,690,363)	$ (863,055)
Net realized gain (loss)	(179,917,786)	189,513,263
Change in net unrealized appreciation (depreciation)	(711,142,287)	426,680,411
Net increase (decrease) in net assets resulting from operations	(893,750,436)	615,330,619
Distributions to shareholders from net investment income	-	(7,077,865)
Distributions to shareholders from net realized gain	(9,542,341)	(201,157,130)
Total distributions	(9,542,341)	(208,234,995)
Share transactions - net increase (decrease)	430,558,697	554,230,717
Redemption fees	852,427	544,215
Total increase (decrease) in net assets	(471,881,653)	961,870,556

Net Assets
Beginning of period	2,439,945,413	1,478,074,857
End of period (including accumulated net investment loss of $714 and accumulated net investment loss of $3,177, respectively)	$ 1,968,063,760	$ 2,439,945,413

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	(15.44)	15.00	(.07)
Total from investment operations	(15.59)	14.85	(.08)
Distributions from net investment income	-	(.19)	-
Distributions from net realized gain	(.17)	(5.01)	-
Total distributions	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.45	$ 46.19	$ 36.53
Total Return B,C,D	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.15%	1.13%	1.10% A
Net investment income (loss)	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	(15.42)	15.05	(.09)
Total from investment operations	(15.66)	14.80	(.12)
Distributions from net investment income	-	(.16)	-
Distributions from net realized gain	(.17)	(4.97)	-
Total distributions	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.36	$ 46.17	$ 36.49
Total Return B,C,D	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.41%	1.39%	1.43% A
Net investment income (loss)	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	(15.34)	14.95	(.08)
Total from investment operations	(15.74)	14.50	(.15)
Distributions from net investment income	-	(.16)	-
Distributions from net realized gain	(.17)	(4.84)	-
Total distributions	(.17)	(5.00)	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 30.08	$ 45.97	$ 36.46
Total Return B,C,D	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	(15.30)	14.91	(.10)
Total from investment operations	(15.69)	14.46	(.17)
Distributions from net investment income	-	(.17)	-
Distributions from net realized gain	(.17)	(4.89)	-
Total distributions	(.17)	(5.06)	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 30.00	$ 45.85	$ 36.44
Total Return B,C,D	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 46.37	$ 36.54	$ 35.91	$ 27.46	$ 27.21
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	.22 F	.04	.02 G
Net realized and unrealized gain (loss)	(15.51)	15.05	5.49	12.21	.18
Total from investment operations	(15.55)	15.03	5.71	12.25	.20
Distributions from net investment income	-	(.18)	(.02)	(.02)	-
Distributions from net realized gain	(.17)	(5.03)	(5.10)	(3.84)	-
Total distributions	(.17)	(5.21)	(5.12)	(3.86)	-
Redemption fees added to paid in capital C	.02	.01	.04	.06	.05
Net asset value, end of period	$ 30.67	$ 46.37	$ 36.54	$ 35.91	$ 27.46
Total Return A,B	(33.59)%	45.10%	16.19%	48.84%	.92%
Ratios to Average Net Assets D,H
Expenses before reductions	.89%	.85%	.90%	.97%	1.00%
Expenses net of fee waivers, if any	.87%	.85%	.90%	.97%	1.00%
Expenses net of all reductions	.86%	.81%	.87%	.82%	.89%
Net investment income (loss)	(.13)%	(.05)%	.62% F	.13%	.07% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,881,600	$ 2,381,114	$ 1,473,400	$ 1,325,665	$ 705,216
Portfolio turnover rate E	42%	55%	85%	108%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	(15.49)	15.03	(.08)
Total from investment operations	(15.54)	15.02	(.07)
Distributions from net investment income	-	(.19)	-
Distributions from net realized gain	(.17)	(5.04)	-
Total distributions	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.02	.01	.01
Net asset value, end of period	$ 30.65	$ 46.34	$ 36.54
Total Return B,C	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.89%	.83%	.94% A
Expenses net of all reductions	.86%	.79%	.91% A
Net investment income (loss)	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2009

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary

The Fund may invest in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Fund. As of February 28, 2009, the Fund held $154,880,326 in the Subsidiary, representing 7.9% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to

Annual Report

4. Significant Accounting Policies - continued

Security Valuation - continued

readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 243,686,134
Unrealized depreciation	(335,492,281)
Net unrealized appreciation (depreciation)	(91,806,147)
Capital loss carryforward	(88,413,227)

Cost for federal income tax purposes	$ 2,151,201,713

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ -	$ 81,662,441
Long-term Capital Gains	9,542,341	126,572,554
Total	$ 9,542,341	$ 208,234,995

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Consolidated Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of investments, other than short-term securities, aggregated $1,187,755,611 and $775,866,491, respectively.

Annual Report

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $330,880.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 68,735	$ 5,104
Class T	.25%	.25%	55,857	54
Class B	.75%	.25%	63,776	47,880
Class C	.75%	.25%	111,967	52,378
			$ 300,335	$ 105,416

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 89,649
Class T	13,056
Class B*	21,234
Class C*	11,304
$ 135,243

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,682.30
Class T	35,034.31
Class B	19,275.30
Class C	33,673.30
Gold	4,168,247.23
Institutional Class	8,811.25
	$ 4,347,722

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,396 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,576,756	2.17%	$ 26,101

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,220 and is reflected in Miscellaneous Expense on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $586,066.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,138,000. The weighted average interest rate was 2.31%. The interest expense amounted to $459 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

11. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $313,930 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 8,587

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ -	$ 13,831
Class T	-	6,353
Class B	-	4,260
Class C	-	3,734
Gold	-	7,042,946
Institutional Class	-	6,741
Total	$ -	$ 7,077,865
From net realized gain
Class A	$ 120,234	$ 955,695
Class T	52,921	425,795
Class B	30,037	289,226
Class C	48,372	343,986
Gold	9,277,078	198,940,407
Institutional Class	13,699	202,021
Total	$ 9,542,341	$ 201,157,130

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	1,309,698	567,655	$ 44,660,266	$ 23,751,338
Reinvestment of distributions	2,750	25,125	115,078	945,727
Shares redeemed	(603,399)	(67,262)	(19,759,071)	(2,616,226)
Net increase (decrease)	709,049	525,518	$ 25,016,273	$ 22,080,839
Class T
Shares sold	490,596	245,988	$ 16,725,703	$ 10,279,473
Reinvestment of distributions	1,250	11,403	52,336	428,815
Shares redeemed	(233,926)	(41,858)	(7,642,955)	(1,666,054)
Net increase (decrease)	257,920	215,533	$ 9,135,084	$ 9,042,234
Class B
Shares sold	268,687	138,954	$ 9,041,240	$ 5,690,539
Reinvestment of distributions	619	7,385	25,767	276,855
Shares redeemed	(138,798)	(21,658)	(4,716,395)	(874,114)
Net increase (decrease)	130,508	124,681	$ 4,350,612	$ 5,093,280
Class C
Shares sold	585,858	253,353	$ 18,965,561	$ 10,551,196
Reinvestment of distributions	1,077	8,652	44,699	324,140
Shares redeemed	(238,490)	(37,666)	(7,504,831)	(1,511,191)
Net increase (decrease)	348,445	224,339	$ 11,505,429	$ 9,364,145
Gold
Shares sold	46,487,078	30,095,254	$ 1,611,564,135	$ 1,246,042,833
Reinvestment of distributions	212,477	5,273,633	8,930,407	197,489,804
Shares redeemed	(36,708,151)	(24,338,085)	(1,244,304,895)	(937,121,869)
Net increase (decrease)	9,991,404	11,030,802	$ 376,189,647	$ 506,410,768
Institutional Class
Shares sold	256,180	128,523	$ 8,523,938	$ 5,080,204
Reinvestment of distributions	259	4,588	10,894	171,536
Shares redeemed	(126,881)	(75,163)	(4,173,180)	(3,012,289)
Net increase (decrease)	129,558	57,948	$ 4,361,652	$ 2,239,451
Annual Report

Notes to Consolidated Financial Statements - continued

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,304, which is recorded in the accompanying Consolidated Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-51.15%	-1.02%	5.75%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor Materials Fund: For the one-year period ending February 28, 2009, the fund's Institutional Class shares returned -51.15%, outpacing the -53.96% return for the MSCI® US Investable Market Materials Index, but trailing the broad market S&P 500. Versus the MSCI index, strong industry selection drove performance for the period, including an overweighting in gold and sizable underweightings in some lagging industries, including aluminum, paper products and diversified chemicals. In addition, stock selection within the latter segment aided results. A modest cash allocation also was a positive in a down market. Conversely, stock selection among steel issues hurt, as did certain stock picks and an overweighting in commodity chemicals and weak results from our specialty chemicals holdings. Among individual stocks, underweightings in aluminum maker Alcoa, International Paper and diversified chemicals maker Dow Chemical helped. Here, I'd sought to underweight firms with high debt levels that were exposed to certain hard-hit end markets. Commodity chemicals firm Celanese and an underweighting in steel company Nucor detracted. Celanese struggled amid a dramatic drop in global demand, while Nucor was helped by its relatively strong financial position versus competitors. Some of the stocks I've mentioned in this update were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.21%
Actual		$ 1,000.00	$ 498.90	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.47%
Actual		$ 1,000.00	$ 498.20	$ 5.46
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.96%
Actual		$ 1,000.00	$ 497.00	$ 7.28
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.96%
Actual		$ 1,000.00	$ 497.00	$ 7.28
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Materials	.95%
Actual		$ 1,000.00	$ 499.60	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76
Institutional Class	.95%
Actual		$ 1,000.00	$ 499.70	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Select Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	15.5	11.9
Newmont Mining Corp.	6.7	3.8
E.I. du Pont de Nemours & Co.	6.4	8.3
Freeport-McMoRan Copper & Gold, Inc. Class B	5.0	7.0
Praxair, Inc.	4.4	2.1
FMC Corp.	2.9	3.0
Airgas, Inc.	2.8	1.9
Weyerhaeuser Co.	2.7	1.5
Terra Industries, Inc.	2.5	1.0
Rohm & Haas Co.	2.4	0.0
	51.3
Top Industries (% of fund's net assets)
As of February 28, 2009
Chemicals	56.4%
Metals & Mining	21.4%
Containers & Packaging	10.2%
Paper & Forest Products	2.7%
Construction Materials	2.4%
All Others*	6.9%

As of August 31, 2008
Chemicals	51.3%
Metals & Mining	30.9%
Containers & Packaging	11.3%
Marine	1.6%
Paper & Forest Products	1.5%
All Others*	3.4%

* Includes short-term investments and net other assets.

Annual Report

Select Materials Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
BUILDING PRODUCTS - 0.9%
Building Products - 0.9%
Masco Corp.	218,700	$ 1,126,305
USG Corp. (a)	32,400	186,948
		1,313,253
CHEMICALS - 55.9%
Commodity Chemicals - 2.1%
Celanese Corp. Class A	369,678	3,157,050
Diversified Chemicals - 10.7%
E.I. du Pont de Nemours & Co.	517,200	9,702,672
FMC Corp.	110,199	4,455,346
Solutia, Inc. (a)	555,100	2,081,625
		16,239,643
Fertilizers & Agricultural Chemicals - 20.9%
CF Industries Holdings, Inc.	37,200	2,393,076
Monsanto Co.	309,244	23,586,039
Terra Industries, Inc.	147,200	3,796,288
The Mosaic Co.	49,500	2,130,975
		31,906,378
Industrial Gases - 8.7%
Air Products & Chemicals, Inc.	49,000	2,266,250
Airgas, Inc.	137,100	4,221,309
Praxair, Inc.	119,000	6,753,250
		13,240,809
Specialty Chemicals - 13.5%
Albemarle Corp.	181,985	3,521,410
Ecolab, Inc.	98,500	3,130,330
Lubrizol Corp.	94,800	2,606,052
Nalco Holding Co.	198,618	2,258,287
OMNOVA Solutions, Inc. (a)	124,091	105,477
Rockwood Holdings, Inc. (a)	190,700	1,123,223
Rohm & Haas Co.	70,700	3,681,349
Valspar Corp.	88,100	1,471,270
W.R. Grace & Co. (a)	466,700	2,613,520
		20,510,918
TOTAL CHEMICALS		85,054,798
CONSTRUCTION MATERIALS - 2.4%
Construction Materials - 2.4%
Martin Marietta Materials, Inc. (d)	46,800	3,583,008
CONTAINERS & PACKAGING - 10.2%
Metal & Glass Containers - 6.4%
Ball Corp.	71,865	2,895,441
Crown Holdings, Inc. (a)	148,971	3,140,309
Myers Industries, Inc.	16,419	64,855
Owens-Illinois, Inc. (a)	141,200	2,177,304
Pactiv Corp. (a)	87,500	1,385,125
		9,663,034

	Shares	Value
Paper Packaging - 3.8%
Packaging Corp. of America	117,100	$ 1,240,089
Rock-Tenn Co. Class A	88,728	2,449,780
Sealed Air Corp.	84,200	939,672
Temple-Inland, Inc. (d)	241,600	1,147,600
		5,777,141
TOTAL CONTAINERS & PACKAGING		15,440,175
HOUSEHOLD DURABLES - 0.4%
Homebuilding - 0.4%
Centex Corp.	93,300	579,393
MACHINERY - 0.5%
Construction & Farm Machinery & Heavy Trucks - 0.5%
Deere & Co.	27,700	761,473
MARINE - 0.4%
Marine - 0.4%
Ultrapetrol (Bahamas) Ltd. (a)	279,390	575,543
METALS & MINING - 20.4%
Diversified Metals & Mining - 5.8%
BHP Billiton PLC	78,600	1,224,843
Freeport-McMoRan Copper & Gold, Inc. Class B	247,728	7,535,886
		8,760,729
Gold - 9.0%
Agnico-Eagle Mines Ltd.	8,500	427,288
Newmont Mining Corp.	243,900	10,153,557
Randgold Resources Ltd. sponsored ADR	34,700	1,578,156
Yamana Gold, Inc.	184,300	1,610,986
		13,769,987
Precious Metals & Minerals - 0.3%
Impala Platinum Holdings Ltd.	34,460	404,415
Steel - 5.3%
ArcelorMittal SA (NY Shares) Class A (d)	67,900	1,312,507
Cliffs Natural Resources, Inc.	89,300	1,377,899
Commercial Metals Co.	164,000	1,674,440
Reliance Steel & Aluminum Co.	73,000	1,736,670
Steel Dynamics, Inc.	242,000	2,020,700
		8,122,216
TOTAL METALS & MINING		31,057,347
OIL, GAS & CONSUMABLE FUELS - 1.2%
Coal & Consumable Fuels - 1.2%
CONSOL Energy, Inc.	24,400	664,900
Foundation Coal Holdings, Inc.	25,200	405,216
Massey Energy Co.	69,400	801,570
		1,871,686
PAPER & FOREST PRODUCTS - 2.7%
Forest Products - 2.7%
Weyerhaeuser Co.	171,800	4,150,688
Common Stocks - continued
	Shares	Value
TRANSPORTATION INFRASTRUCTURE - 1.0%
Marine Ports & Services - 1.0%
Aegean Marine Petroleum Network, Inc.	96,500	$ 1,582,600
TOTAL COMMON STOCKS (Cost $211,717,445)		145,969,964
Convertible Preferred Stocks - 1.0%

METALS & MINING - 1.0%
Diversified Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc. 6.75% (Cost $1,567,502)	29,000	1,568,523
Floating Rate Loans - 0.5%
	Principal Amount
MATERIALS - 0.5%
Chemicals - 0.5%
Celanese Holding LLC term loan 2.935% 4/2/14 (e)	$ 987,487	809,740
TOTAL FLOATING RATE LOANS (Cost $760,558)		809,740
Money Market Funds - 4.8%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	2,803,758	$ 2,803,758
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	4,425,750	4,425,750
TOTAL MONEY MARKET FUNDS (Cost $7,229,508)		7,229,508
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $221,275,013)		155,577,735
NET OTHER ASSETS - (2.3)%		(3,457,685)
NET ASSETS - 100%		$ 152,120,050
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 207,459
Fidelity Securities Lending Cash Central Fund	92,601
Total	$ 300,060
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 155,577,735	$ 151,974,629	$ 3,603,106	$ -
Income Tax Information
At February 28, 2009, the fund had a capital loss carryforward of approximately $47,480,166 all of which will expire on February 28, 2017.
The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $26,181,120 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009
Assets
Investment in securities, at value (including securities loaned of $4,349,948) - See accompanying schedule: Unaffiliated issuers (cost $214,045,505)	$ 148,348,227
Fidelity Central Funds (cost $7,229,508)	7,229,508
Total Investments (cost $221,275,013)		$ 155,577,735
Cash		867,252
Receivable for investments sold		5,532,571
Receivable for fund shares sold		230,578
Dividends receivable		424,015
Interest receivable		4,589
Distributions receivable from Fidelity Central Funds		7,214
Prepaid expenses		1,949
Other receivables		207
Total assets		162,646,110

Liabilities
Payable for investments purchased	$ 5,249,567
Payable for fund shares redeemed	678,545
Accrued management fee	77,730
Distribution fees payable	11,826
Other affiliated payables	47,607
Other payables and accrued expenses	35,035
Collateral on securities loaned, at value	4,425,750
Total liabilities		10,526,060

Net Assets		$ 152,120,050
Net Assets consist of:
Paid in capital		$ 295,565,722
Undistributed net investment income		350,358
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,098,168)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(65,697,862)
Net Assets		$ 152,120,050

Statement of Assets and Liabilities - continued

February 28, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,795,906 ÷ 390,447 shares)	$ 27.65

Maximum offering price per share (100/94.25 of $27.65)	$ 29.34
Class T: Net Asset Value and redemption price per share ($4,944,249 ÷ 179,400 shares)	$ 27.56

Maximum offering price per share (100/96.50 of $27.56)	$ 28.56
Class B: Net Asset Value and offering price per share ($2,600,836 ÷ 95,091 shares)A	$ 27.35

Class C: Net Asset Value and offering price per share ($5,509,449 ÷ 201,721 shares)A	$ 27.31

Materials: Net Asset Value, offering price and redemption price per share ($127,550,827 ÷ 4,611,841 shares)	$ 27.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($718,783 ÷ 25,990 shares)	$ 27.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2009
Investment Income
Dividends		$ 5,062,903
Interest		32,366
Income from Fidelity Central Funds		300,060
Total income		5,395,329

Expenses
Management fee	$ 1,788,061
Transfer agent fees	817,591
Distribution fees	219,469
Accounting and security lending fees	128,438
Custodian fees and expenses	27,331
Independent trustees' compensation	1,640
Registration fees	101,330
Audit	40,676
Legal	1,823
Miscellaneous	22,628
Total expenses before reductions	3,148,987
Expense reductions	(13,467)	3,135,520
Net investment income (loss)		2,259,809
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(75,587,496)
Foreign currency transactions	(80,051)
Total net realized gain (loss)		(75,667,547)
Change in net unrealized appreciation (depreciation) on: Investment securities	(119,409,523)
Assets and liabilities in foreign currencies	(289)
Total change in net unrealized appreciation (depreciation)		(119,409,812)
Net gain (loss)		(195,077,359)
Net increase (decrease) in net assets resulting from operations		$ (192,817,550)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,259,809	$ 3,953,939
Net realized gain (loss)	(75,667,547)	16,077,802
Change in net unrealized appreciation (depreciation)	(119,409,812)	23,232,714
Net increase (decrease) in net assets resulting from operations	(192,817,550)	43,264,455
Distributions to shareholders from net investment income	(976,789)	(2,382,687)
Distributions to shareholders from net realized gain	-	(14,617,568)
Total distributions	(976,789)	(17,000,255)
Share transactions - net increase (decrease)	(41,426,103)	127,763,307
Redemption fees	46,748	66,997
Total increase (decrease) in net assets	(235,173,694)	154,094,504

Net Assets
Beginning of period	387,293,744	233,199,240
End of period (including undistributed net investment income of $350,358 and undistributed net investment income of $1,848,037, respectively)	$ 152,120,050	$ 387,293,744

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.22	.46	.17
Net realized and unrealized gain (loss)	(29.46)	8.05	3.93
Total from investment operations	(29.24)	8.51	4.10
Distributions from net investment income	(.12)	(.32)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.12)	(2.53) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.65	$ 57.00	$ 51.01
Total Return B,C,D	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.20%	1.21%	1.38% A
Net investment income (loss)	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.532 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.10	.32	.11
Net realized and unrealized gain (loss)	(29.32)	8.00	3.87
Total from investment operations	(29.22)	8.32	3.98
Distributions from net investment income	(.03)	(.21)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.03)	(2.42) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.56	$ 56.80	$ 50.89
Total Return B,C,D	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F,I
Expenses before reductions	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.46%	1.46%	1.62% A
Net investment income (loss)	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.417 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.12)	.04	.06
Net realized and unrealized gain (loss)	(29.13)	7.98	3.84
Total from investment operations	(29.25)	8.02	3.90
Distributions from net investment income	-	(.04)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	-	(2.25) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.35	$ 56.59	$ 50.81
Total Return B,C,D	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	1.95%	1.97%	2.15% A
Expenses net of all reductions	1.95%	1.96%	2.12% A
Net investment income (loss)	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.253 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.13)	.04	.09
Net realized and unrealized gain (loss)	(29.07)	7.97	3.81
Total from investment operations	(29.20)	8.01	3.90
Distributions from net investment income	-	(.12)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	-	(2.33) K	-
Redemption fees added to paid in capital E	.01	.01	.01
Net asset value, end of period	$ 27.31	$ 56.50	$ 50.81
Total Return B,C,D	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	1.95%	1.96%	2.15% A
Expenses net of all reductions	1.95%	1.96%	2.13% A
Net investment income (loss)	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Total distributions of $2.334 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,

2009

2008 G

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 57.01	$ 50.92	$ 46.35	$ 40.78	$ 35.99
Income from Investment Operations
Net investment income (loss) C	.38	.64	.42	.32	.15
Net realized and unrealized gain (loss)	(29.54)	8.01	9.36	6.40	5.47
Total from investment operations	(29.16)	8.65	9.78	6.72	5.62
Distributions from net investment income	(.20)	(.36)	(.48)	(.25)	(.12)
Distributions from net realized gain	-	(2.21)	(4.79)	(.93)	(.74)
Total distributions	(.20)	(2.57) H	(5.27)	(1.18)	(.86)
Redemption fees added to paid in capital C	.01	.01	.06	.03	.03
Net asset value, end of period	$ 27.66	$ 57.01	$ 50.92	$ 46.35	$ 40.78
Total Return A,B	(51.15)%	17.10%	22.29%	17.01%	16.09%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.91%	1.01%	1.05%	1.06%
Expenses net of fee waivers, if any	.90%	.90%	.98%	1.05%	1.06%
Expenses net of all reductions	.90%	.89%	.96%	1.01%	1.02%
Net investment income (loss)	.78%	1.14%	.87%	.78%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,551	$ 353,185	$ 230,147	$ 169,523	$ 144,442
Portfolio turnover rate E	117%	77%	185%	124%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Total distributions of $2.573 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.38	.64	.08
Net realized and unrealized gain (loss)	(29.53)	8.00	3.92
Total from investment operations	(29.15)	8.64	4.00
Distributions from net investment income	(.20)	(.36)	-
Distributions from net realized gain	-	(2.21)	-
Total distributions	(.20)	(2.56) J	-
Redemption fees added to paid in capital D	.01	.01	.01
Net asset value, end of period	$ 27.66	$ 57.00	$ 50.91
Total Return B,C	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E,H
Expenses before reductions	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.90%	.89%	1.06% A
Expenses net of all reductions	.90%	.89%	1.04% A
Net investment income (loss)	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Total distributions of $2.565 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,131,142
Unrealized depreciation	(84,258,446)
Net unrealized appreciation (depreciation)	(70,127,304)
Undistributed ordinary income	342,912
Capital loss carryforward	(47,480,166)

Cost for federal income tax purposes	$ 225,705,039

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 976,789	$ 7,456,139
Long-term Capital Gains	-	9,544,116
Total	$ 976,789	$ 17,000,255

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $364,235,925 and $398,230,325, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,870	$ 4,531
Class T	.25%	.25%	38,434	176
Class B	.75%	.25%	44,212	33,209
Class C	.75%	.25%	95,953	46,754
			$ 219,469	$ 84,670

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44,174
Class T	9,605
Class B*	8,840
Class C*	4,799
$ 67,418

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 49,515.30
Class T	23,883.31
Class B	13,428.30
Class C	29,201.30
Materials	697,613.25
Institutional Class	3,951.25
	$ 817,591

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,685 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $931 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $92,601.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $13,058 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 409

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ 43,307	$ 49,508
Class T	5,182	17,252
Class B	-	2,017
Class C	-	11,702
Materials	923,202	2,291,825
Institutional Class	5,098	10,383
Total	$ 976,789	$ 2,382,687
From net realized gain
Class A	$ -	$ 297,274
Class T	-	171,986
Class B	-	120,699
Class C	-	203,194
Materials	-	13,774,394
Institutional Class	-	50,021
Total	$ -	$ 14,617,568

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	400,579	264,311	$ 21,052,656	$ 14,817,528
Reinvestment of distributions	1,376	5,853	40,415	336,777
Shares redeemed	(231,192)	(70,440)	(9,966,206)	(3,880,036)
Net increase (decrease)	170,763	199,724	$ 11,126,865	$ 11,274,269
Class T
Shares sold	127,856	146,420	$ 6,586,988	$ 8,122,926
Reinvestment of distributions	169	2,954	4,976	169,021
Shares redeemed	(69,236)	(42,653)	(3,081,211)	(2,369,950)
Net increase (decrease)	58,789	106,721	$ 3,510,753	$ 5,921,997
Class B
Shares sold	70,236	83,153	$ 3,670,456	$ 4,611,263
Reinvestment of distributions	-	2,052	-	116,729
Shares redeemed	(48,886)	(24,486)	(2,112,869)	(1,341,792)
Net increase (decrease)	21,350	60,719	$ 1,557,587	$ 3,386,200

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class C
Shares sold	186,111	171,703	$ 9,519,248	$ 9,620,121
Reinvestment of distributions	(8)	3,133	(480)	178,976
Shares redeemed	(139,135)	(30,841)	(5,956,182)	(1,682,683)
Net increase (decrease)	46,968	143,995	$ 3,562,586	$ 8,116,414
Materials
Shares sold	3,524,569	7,472,335	$ 186,250,882	$ 416,206,078
Reinvestment of distributions	29,537	270,946	866,336	15,331,841
Shares redeemed	(5,137,192)	(6,067,742)	(248,168,306)	(334,236,130)
Net increase (decrease)	(1,583,086)	1,675,539	$ (61,051,088)	$ 97,301,789
Institutional Class
Shares sold	41,845	88,023	$ 2,204,347	$ 5,168,897
Reinvestment of distributions	156	963	4,588	55,576
Shares redeemed	(47,942)	(59,388)	(2,341,741)	(3,461,835)
Net increase (decrease)	(5,941)	29,598	$ (132,806)	$ 1,762,638

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,935, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

13. Proposed Reorganization

On November 18, 2008, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization between the Fund and Select Paper and Forest Products Portfolio. The agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Select Paper and Forest Products Portfolio in exchange solely for the number of equivalent shares of Materials (the original, retail class of shares of Select Materials Portfolio) having the same aggregate net asset value as the outstanding shares of Select Paper and Forest Products Portfolio, on the day the reorganization is effective.

A meeting of shareholders of Select Paper and Forest Products Portfolio is expected to be held on May 19, 2009 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about June 19, 2009. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-35.99%	-4.42%	-5.31%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class on February 28, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. equity markets took it squarely on the chin during the 12 months ending February 28, 2009, battered by global recessionary fears, drum-tight credit markets and the rapid flight of capital away from risk and toward the investment sidelines. Stocks had performed reasonably well up until late last summer, in spite of high energy costs and slowing global economic growth. But beginning in September 2008, a succession of large financial institutions either collapsed, or came close to failing, as they struggled under the weight of toxic, asset-backed securities, which sent the equity markets into a turbulent downward spiral. Even as the federal government began a series of aggressive interventions to rescue the troubled financial services industry and to shore up deteriorating economic conditions, investors remained skittish and the equity markets' sell-off continued. The Standard & Poor's 500SM Index fell 43.32% for the year overall and lost more than 17% in value during the December-February time frame alone. All 10 of the S&P 500®'s market sectors landed deep in negative territory for the 12-month span. Meanwhile, the blue-chip Dow Jones Industrial AverageSM fell by a comparable 40.58% mark, and the small-cap-oriented Russell 2000® Index declined 42.38%. Elsewhere, the technology-heavy NASDAQ Composite® Index dropped 38.77%.

Comments from Gavin Baker, Portfolio Manager of Fidelity Advisor Telecommunications Fund: For the 12-month period ending February 28, 2009, the fund's Institutional Class shares returned -35.99%, underperforming the -28.37% return of the MSCI US Investable Market Telecommunications Services Index, but outperforming the S&P 500. Relative to the MSCI index, the fund was hurt by being significantly overweighted in the poor-performing alternative carriers group. Stock selection in the home entertainment software and cable/satellite groups, two areas not represented in the MSCI index, detracted as well. Underweighting integrated telecommunication services stocks, specifically index heavyweight Verizon - due to the fund's investment limitations - hurt the fund because Verizon outperformed the benchmark. Other individual detractors included alternative carriers Global Crossing, which is based in Bermuda, and Level 3 Communications, both of which saw their stock prices drop significantly. French company Gameloft, which sells video games for cell phones, held back the fund's return as well. Lastly, our holdings in foreign stocks were hurt by the strengthening U.S. dollar. On the other hand, the fund benefited from strong stock selection in the wireless telecommunication services group. Specifically, the fund was helped by underweighting Sprint Nextel for much of 2008 and then overweighting the stock late in 2008 and early in 2009. At that time I purchased shares of the troubled wireless company at a low price, and subsequently the value of these shares increased. Another stock that contributed to the fund's return was communications equipment company Starent Networks, in which the fund held an out-of-benchmark position. Integrated telecomm services company Cbeyond also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Select Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008 to
February 28, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008 to February 28, 2009
Class A	1.20%
Actual		$ 1,000.00	$ 658.90	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.53%
Actual		$ 1,000.00	$ 657.90	$ 6.29
Hypothetical A		$ 1,000.00	$ 1,017.21	$ 7.65
Class B	1.97%
Actual		$ 1,000.00	$ 656.50	$ 8.09
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 656.40	$ 8.09
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Telecommunications	.97%
Actual		$ 1,000.00	$ 659.70	$ 3.99
Hypothetical A		$ 1,000.00	$ 1,019.98	$ 4.86
Institutional Class	.98%
Actual		$ 1,000.00	$ 659.60	$ 4.03
Hypothetical A		$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Sprint Nextel Corp.	12.7	3.1
Verizon Communications, Inc.	11.1	4.3
AT&T, Inc.	7.4	12.5
Global Crossing Ltd.	6.3	7.7
Qwest Communications International, Inc.	4.8	7.6
Virgin Media, Inc.	4.6	4.8
Starent Networks Corp.	4.2	4.0
Vodafone Group PLC sponsored ADR	3.9	1.4
The DIRECTV Group, Inc.	3.7	2.2
Cbeyond, Inc.	3.5	1.9
	62.2
Top Industries (% of fund's net assets)
As of February 28, 2009
Diversified Telecommunication Services	41.3%
Wireless Telecommunication Services	33.9%
Media	12.2%
Communications Equipment	4.6%
Software	2.5%
All Others*	5.5%

As of August 31, 2008
Diversified Telecommunication Services	54.0%
Wireless Telecommunication Services	20.0%
Media	14.7%
Software	5.1%
Communications Equipment	4.4%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Select Telecommunications Portfolio

Investments February 28, 2009

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 4.6%
Communications Equipment - 4.6%
Aruba Networks, Inc. (a)	392	$ 1,082
F5 Networks, Inc. (a)	1,600	32,000
Infinera Corp. (a)(d)	75,300	542,160
Juniper Networks, Inc. (a)	2,100	29,841
Nortel Networks Corp. (a)	8,071	666
Polycom, Inc. (a)	1,700	22,610
Sandvine Corp. (a)	3,200	1,836
Sonus Networks, Inc. (a)	56,800	70,432
Starent Networks Corp. (a)	533,874	8,440,548
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	4,896
		9,146,071
COMPUTERS & PERIPHERALS - 0.1%
Computer Hardware - 0.1%
Apple, Inc. (a)	1,800	160,758
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	1,125
NetApp, Inc. (a)	700	9,408
Synaptics, Inc. (a)	450	9,338
		19,871
TOTAL COMPUTERS & PERIPHERALS		180,629
DIVERSIFIED TELECOMMUNICATION SERVICES - 41.3%
Alternative Carriers - 10.3%
Cable & Wireless PLC	19,405	37,971
Cogent Communications Group, Inc. (a)	64,802	428,989
Global Crossing Ltd. (a)	1,728,486	12,652,518
Iliad Group SA	600	47,378
Level 3 Communications, Inc. (a)	1,228,676	982,941
PAETEC Holding Corp. (a)	73,600	108,192
tw telecom, inc. (a)	783,552	6,299,758
		20,557,747
Integrated Telecommunication Services - 31.0%
AT&T, Inc.	618,319	14,697,443
BT Group PLC	5,351	6,836
Cbeyond, Inc. (a)	491,718	7,085,656
China Unicom (Hong Kong) Ltd. sponsored ADR	243,300	2,158,071
Cincinnati Bell, Inc. (a)	225,000	373,500
Deutsche Telekom AG (Reg.)	1,100	13,189
Embarq Corp.	900	31,473
FairPoint Communications, Inc.	34,149	67,274
NTELOS Holdings Corp.	632	12,115
PT Indosat Tbk	1,600	553
PT Telkomunikasi Indonesia Tbk Series B	355,900	186,993
Qwest Communications International, Inc. (d)	2,841,789	9,633,665
Telecom Italia SpA sponsored ADR	12,500	150,750
Telefonica SA	400	7,360

	Shares	Value
Telefonica SA sponsored ADR	95,400	$ 5,300,424
Telenor ASA	4,400	22,615
Telenor ASA sponsored ADR	4,100	63,878
Telkom SA Ltd.	4,400	43,138
Verizon Communications, Inc.	774,824	22,105,729
Vimpel Communications sponsored ADR	1,200	6,288
Windstream Corp.	1,708	12,742
		61,979,692
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		82,537,439
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	540	7,614
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Google, Inc. Class A (sub. vtg.) (a)	90	30,419
SAVVIS, Inc. (d)	26,799	150,342
		180,761
MEDIA - 12.2%
Cable & Satellite - 12.2%
Comcast Corp. Class A	320,000	4,179,200
DISH Network Corp. Class A (a)	321,800	3,620,250
Dish TV India Ltd. (a)	5,888	2,766
Liberty Global, Inc. Class A (a)	400	4,908
The DIRECTV Group, Inc. (a)	367,300	7,323,962
Virgin Media, Inc.	1,923,800	9,195,764
		24,326,850
SOFTWARE - 2.5%
Application Software - 0.3%
Nuance Communications, Inc. (a)	800	7,088
OnMobile Global Ltd.	132,183	585,270
Synchronoss Technologies, Inc. (a)	5,863	55,933
		648,291
Home Entertainment Software - 2.2%
Gameloft (a)(d)	2,751,486	4,338,746
Glu Mobile, Inc. (a)	113,614	53,399
		4,392,145
TOTAL SOFTWARE		5,040,436
WIRELESS TELECOMMUNICATION SERVICES - 33.9%
Wireless Telecommunication Services - 33.9%
America Movil SAB de CV Series L sponsored ADR	400	10,192
American Tower Corp. Class A (a)	199,900	5,821,088
Bharti Airtel Ltd. (a)	2,129	26,254
Centennial Communications Corp. Class A (a)	89,400	735,762
Clearwire Corp. Class A (a)	17,350	55,867
Crown Castle International Corp. (a)	136,183	2,388,650
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Idea Cellular Ltd. (a)	3,710	$ 3,368
Leap Wireless International, Inc. (a)	80,124	2,172,162
MetroPCS Communications, Inc. (a)	199,200	2,888,400
Millicom International Cellular SA	134,600	5,299,202
MTN Group Ltd.	363,625	3,094,681
NII Holdings, Inc. (a)	119,000	1,524,390
Rogers Communications, Inc. Class B (non-vtg.)	2,200	51,742
SBA Communications Corp. Class A (a)(d)	206,182	4,284,462
Sprint Nextel Corp. (a)	7,729,444	25,429,868
Syniverse Holdings, Inc. (a)	30,468	460,981
Telephone & Data Systems, Inc.	14,820	437,190
TIM Participacoes SA sponsored ADR (non-vtg.)	65,700	930,969
Virgin Mobile USA, Inc. Class A (a)	600	630
Vivo Participacoes SA sponsored ADR (d)	268,425	4,351,169
Vodafone Group PLC sponsored ADR	436,300	7,744,325
		67,711,352
TOTAL COMMON STOCKS (Cost $306,428,009)		189,131,152
Money Market Funds - 12.3%
	Shares	Value
Fidelity Cash Central Fund, 0.59% (b)	11,672,763	$ 11,672,763
Fidelity Securities Lending Cash Central Fund, 0.66% (b)(c)	13,043,687	13,043,687
TOTAL MONEY MARKET FUNDS (Cost $24,716,450)		24,716,450
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $331,144,459)		213,847,602
NET OTHER ASSETS - (7.0)%		(14,081,868)
NET ASSETS - 100%		$ 199,765,734
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,370
Fidelity Securities Lending Cash Central Fund	470,757
Total	$ 528,127
Other Information

The following is a summary of the inputs used, as of February 28, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 213,847,602	$ 208,568,303	$ 5,279,299	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.3%
Bermuda	6.3%
United Kingdom	3.9%
Spain	2.7%
Luxembourg	2.7%
Brazil	2.7%
France	2.2%
South Africa	1.6%
Hong Kong	1.1%
Others (individually less than 1%)	0.5%
100.0%
Income Tax Information

At February 28, 2009, the fund had a capital loss carryforward of approximately $431,464,468 of which $205,830,514, $161,866,685, $11,764,473 and $52,002,796 will expire on February 28, 2010, February 28, 2011, February 29, 2012 and February 28, 2017, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2010 approximately $16,930,578 of losses recognized during the period November 1, 2008 to February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2009

Assets
Investment in securities, at value (including securities loaned of $11,907,578) - See accompanying schedule: Unaffiliated issuers (cost $306,428,009)	$ 189,131,152
Fidelity Central Funds (cost $24,716,450)	24,716,450
Total Investments (cost $331,144,459)		$ 213,847,602
Receivable for investments sold		4,630,705
Receivable for fund shares sold		1,260,367
Dividends receivable		265,377
Distributions receivable from Fidelity Central Funds		17,051
Prepaid expenses		1,865
Other receivables		71,382
Total assets		220,094,349

Liabilities
Payable for investments purchased	$ 6,829,111
Payable for fund shares redeemed	274,730
Accrued management fee	91,887
Distribution fees payable	1,188
Other affiliated payables	54,300
Other payables and accrued expenses	33,712
Collateral on securities loaned, at value	13,043,687
Total liabilities		20,328,615

Net Assets		$ 199,765,734
Net Assets consist of:
Paid in capital		$ 775,699,080
Distributions in excess of net investment income		(1,700,123)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(456,922,603)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(117,310,620)
Net Assets		$ 199,765,734

Statement of Assets and Liabilities - continued

February 28, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,111,716 ÷ 79,212 shares)	$ 26.66

Maximum offering price per share (100/94.25 of $26.66)	$ 28.29
Class T: Net Asset Value and redemption price per share ($620,374 ÷ 23,253 shares)	$ 26.68

Maximum offering price per share (100/96.50 of $26.68)	$ 27.65
Class B: Net Asset Value and offering price per share ($362,778 ÷ 13,584 shares)A	$ 26.71

Class C: Net Asset Value and offering price per share ($371,305 ÷ 13,876 shares)A	$ 26.76

Telecommunications: Net Asset Value, offering price and redemption price per share ($196,231,137 ÷ 7,339,245 shares)	$ 26.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($68,424 ÷ 2,560 shares)	$ 26.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2009

Investment Income
Dividends		$ 4,166,766
Interest		11,515
Income from Fidelity Central Funds (including $470,757 from security lending)		528,127
Total income		4,706,408

Expenses
Management fee	$ 1,444,922
Transfer agent fees	760,912
Distribution fees	19,379
Accounting and security lending fees	109,688
Custodian fees and expenses	36,809
Independent trustees' compensation	942
Registration fees	72,431
Audit	48,049
Legal	6,748
Interest	5,788
Miscellaneous	31,134
Total expenses before reductions	2,536,802
Expense reductions	(22,281)	2,514,521
Net investment income (loss)		2,191,887
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(81,003))	(72,774,515)
Foreign currency transactions	43,252
Total net realized gain (loss)		(72,731,263)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $60,644)	(37,703,361)
Assets and liabilities in foreign currencies	(11,091)
Total change in net unrealized appreciation (depreciation)		(37,714,452)
Net gain (loss)		(110,445,715)
Net increase (decrease) in net assets resulting from operations		$ (108,253,828)

Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,191,887	$ 4,604,512
Net realized gain (loss)	(72,731,263)	113,362,351
Change in net unrealized appreciation (depreciation)	(37,714,452)	(171,837,575)
Net increase (decrease) in net assets resulting from operations	(108,253,828)	(53,870,712)
Distributions to shareholders from net investment income	(2,892,731)	(4,987,721)
Distributions to shareholders from net realized gain	(1,435,678)	-
Total distributions	(4,328,409)	(4,987,721)
Share transactions - net increase (decrease)	(28,183,681)	(227,033,730)
Redemption fees	6,604	35,395
Total increase (decrease) in net assets	(140,759,314)	(285,856,768)

Net Assets
Beginning of period	340,525,048	626,381,816
End of period (including distributions in excess of net investment income of $1,700,123 and undistributed net investment income of $768,284, respectively)	$ 199,765,734	$ 340,525,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.22	.26	- K
Net realized and unrealized gain (loss)	(15.60)	(8.08)	3.15
Total from investment operations	(15.38)	(7.82)	3.15
Distributions from net investment income	(.35) M	(.51)	-
Distributions from net realized gain	(.18) M	-	-
Total distributions	(.52) L	(.51)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.66	$ 42.56	$ 50.89
Total Return B,C,D	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F,I
Expenses before reductions	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.21%	1.19%	1.22% A
Net investment income (loss)	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.12	.12	(.02)
Net realized and unrealized gain (loss)	(15.56)	(8.07)	3.14
Total from investment operations	(15.44)	(7.95)	3.12
Distributions from net investment income	(.24) M	(.42)	-
Distributions from net realized gain	(.13) M	-	-
Total distributions	(.37) L	(.42)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.68	$ 42.49	$ 50.86
Total Return B,C,D	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F,I
Expenses before reductions	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.48%	1.45%	1.53% A
Net investment income (loss)	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	(15.49)	(8.04)	3.11
Total from investment operations	(15.54)	(8.18)	3.06
Distributions from net investment income	(.11) M	(.20)	-
Distributions from net realized gain	(.06) M	-	-
Total distributions	(.17) L	(.20)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.71	$ 42.42	$ 50.80
Total Return B,C,D	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	1.97%	1.95%	2.05% A
Expenses net of all reductions	1.96%	1.94%	2.05% A
Net investment income (loss)	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 363	$ 741	$ 291
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,

2009

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	(15.50)	(8.03)	3.14
Total from investment operations	(15.55)	(8.17)	3.07
Distributions from net investment income	(.07) M	(.22)	-
Distributions from net realized gain	(.05) M	-	-
Total distributions	(.11) L	(.22)	-
Redemption fees added to paid in capital E	- K	- K	- K
Net asset value, end of period	$ 26.76	$ 42.42	$ 50.81
Total Return B,C,D	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F,I
Expenses before reductions	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	1.97%	1.95%	2.07% A
Expenses net of all reductions	1.96%	1.94%	2.06% A
Net investment income (loss)	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 371	$ 902	$ 332
Portfolio turnover rate G	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,

2009

2008 I

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 42.70	$ 50.91	$ 41.97	$ 34.83	$ 35.79
Income from Investment Operations
Net investment income (loss) C	.30	.43	.61 F	.36	.49 G
Net realized and unrealized gain (loss)	(15.65)	(8.12)	8.85	7.11	(.96)
Total from investment operations	(15.35)	(7.69)	9.46	7.47	(.47)
Distributions from net investment income	(.41) L	(.52)	(.53)	(.33)	(.49)
Distributions from net realized gain	(.20) L	-	-	-	-
Total distributions	(.61) K	(.52)	(.53)	(.33)	(.49)
Redemption fees added to paid in capital C	- J	- J	.01	- J	- J
Net asset value, end of period	$ 26.74	$ 42.70	$ 50.91	$ 41.97	$ 34.83
Total Return A,B	(36.00)%	(15.30)%	22.69%	21.54%	(1.40)%
Ratios to Average Net Assets D,H
Expenses before reductions	.97%	.91%	.99%	1.05%	1.09%
Expenses net of fee waivers, if any	.97%	.90%	.97%	1.05%	1.09%
Expenses net of all reductions	.96%	.90%	.97%	.96%	1.02%
Net investment income (loss)	.85%	.79%	1.34% F	.96%	1.44% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,231	$ 334,565	$ 624,427	$ 402,334	$ 333,642
Portfolio turnover rate E	168%	134%	162%	148%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,

2009

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.34	.45	.16
Net realized and unrealized gain (loss)	(15.67)	(8.09)	3.01
Total from investment operations	(15.33)	(7.64)	3.17
Distributions from net investment income	(.40) L	(.62)	-
Distributions from net realized gain	(.20) L	-	-
Total distributions	(.59) K	(.62)	-
Redemption fees added to paid in capital D	- J	- J	- J
Net asset value, end of period	$ 26.73	$ 42.65	$ 50.91
Total Return B,C	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.91%	.83%	.98% A
Expenses net of all reductions	.90%	.83%	.97% A
Net investment income (loss)	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68	$ 256	$ 114
Portfolio turnover rate F	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2009

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of February 28, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, non-taxable dividends, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,103,207
Unrealized depreciation	(137,029,947)
Net unrealized appreciation (depreciation)	$ (127,926,740)
Undistributed ordinary income	388,578
Capital loss carryforward	(431,464,468)

Cost for federal income tax purposes	$ 341,774,342

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2009	February 29, 2008
Ordinary Income	$ 4,328,409	$ 4,987,721

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $435,574,142 and $472,509,473, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 3,942	$ 497
Class T	.25%	.25%	4,376	156
Class B	.75%	.25%	5,278	4,045
Class C	.75%	.25%	5,783	2,275
			$ 19,379	$ 6,973

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,768
Class T	502
Class B*	3,698
Class C*	293
$ 6,261

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,534.29
Class T	2,776.32
Class B	1,575.30
Class C	1,724.30
Telecommunications	749,971.29
Institutional Class	332.23
	$ 760,912

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,310 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,204,200	2.26%	$ 5,788

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $834 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $21,587 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 694

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2009	Year ended February 29, 2008
From net investment income
Class A	$ 25,664	$ 34,959
Class T	8,592	17,867
Class B	2,117	3,199
Class C	1,365	4,260
Telecommunications	4,183,665	4,919,180
Institutional Class	1,823	8,256
Total	$ 4,223,226	$ 4,987,721
From net realized gain
Class A	$ 735	$ -
Class T	357	-
Class B	203	-
Class C	204	-
Telecommunications	103,644	-
Institutional Class	40	-
Total	$ 105,183	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class A
Shares sold	74,621	92,950	$ 2,094,308	$ 5,148,375
Reinvestment of distributions	895	636	24,776	33,452
Shares redeemed	(61,881)	(40,941)	(2,346,705)	(2,000,467)
Net increase (decrease)	13,635	52,645	$ (227,621)	$ 3,181,360

Annual Report

11. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2009	Year ended February 29, 2008	Year ended February 28, 2009	Year ended February 29, 2008
Class T
Shares sold	9,634	53,657	$ 334,058	$ 2,989,303
Reinvestment of distributions	320	339	8,637	17,826
Shares redeemed	(16,594)	(35,109)	(641,649)	(1,688,606)
Net increase (decrease)	(6,640)	18,887	$ (298,954)	$ 1,318,523
Class B
Shares sold	4,801	21,448	$ 166,647	$ 1,194,831
Reinvestment of distributions	82	57	2,207	3,011
Shares redeemed	(8,780)	(9,753)	(330,007)	(488,017)
Net increase (decrease)	(3,897)	11,752	$ (161,153)	$ 709,825
Class C
Shares sold	5,551	28,254	$ 174,242	$ 1,547,917
Reinvestment of distributions	51	63	1,354	3,315
Shares redeemed	(12,987)	(13,594)	(456,301)	(674,972)
Net increase (decrease)	(7,385)	14,723	$ (280,705)	$ 876,260
Telecommunications
Shares sold	1,724,964	3,678,807	$ 54,824,085	$ 202,863,624
Reinvestment of distributions	146,701	89,389	4,105,779	4,711,340
Shares redeemed	(2,367,928)	(8,198,629)	(86,013,313)	(440,994,970)
Net increase (decrease)	(496,263)	(4,430,433)	$ (27,083,449)	$ (233,420,006)
Institutional Class
Shares sold	477	14,719	$ 15,601	$ 834,674
Reinvestment of distributions	51	128	1,477	6,760
Shares redeemed	(3,964)	(11,092)	(148,877)	(541,126)
Net increase (decrease)	(3,436)	3,755	$ (131,799)	$ 300,308

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $74,134, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated statement changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio (funds of Fidelity Select Portfolios) and Gold Portfolio's wholly owned subsidiary at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 21, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Consumer Staples Portfolio
Institutional Class	04/20/09	04/17/09	$0.041	$-
Select Gold Portfolio
Institutional Class	04/20/09	04/17/09	$-	$-
Select Materials Portfolio
Institutional Class	04/20/09	04/17/09	$0.064	$-
Select Telecommunications Portfolio
Institutional Class	04/20/09	04/17/09	$-	$0.051

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2008	December 2008
Select Consumer Staples Portfolio
Institutional Class	100%	100%
Select Materials Portfolio
Institutional Class	-%	100%
Select Telecommunications Portfolio
Institutional Class	100%	72%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2008	December 2008
Select Consumer Staples Portfolio
Institutional Class	100%	100%
Select Materials Portfolio
Institutional Class	-%	100%
Select Telecommunications Portfolio
Institutional Class	100%	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

ASGMTI-UANN-0409
1.845768.102

Item 2. Code of Ethics

As of the end of the period, February 28, 2009, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the "Funds"):

Services Billed by PwC

February 28, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$31,000	$-	$2,600	$1,500
Automotive Portfolio	$31,000	$-	$2,600	$1,500
Banking Portfolio	$32,000	$-	$2,600	$1,600
Biotechnology Portfolio	$34,000	$-	$2,600	$2,400
Brokerage and Investment Management Portfolio	$33,000	$-	$3,000	$1,900
Chemicals Portfolio	$32,000	$-	$2,600	$1,800
Communications Equipment Portfolio	$32,000	$-	$2,600	$1,600
Computers Portfolio	$32,000	$-	$2,600	$1,700
Construction and Housing Portfolio	$33,000	$-	$2,600	$1,500
Consumer Discretionary Portfolio	$31,000	$-	$2,600	$1,500
Consumer Staples Portfolio	$37,000	$-	$2,600	$2,100
Defense and Aerospace Portfolio	$33,000	$-	$2,600	$2,200
Electronics Portfolio	$33,000	$-	$2,600	$2,300
Energy Portfolio	$37,000	$-	$2,800	$3,600
Energy Service Portfolio	$36,000	$-	$2,600	$3,100
Environmental Portfolio	$31,000	$-	$2,600	$1,500
Financial Services Portfolio	$32,000	$-	$3,000	$1,700
Gold Portfolio	$52,000	$-	$6,200	$3,000
Health Care Portfolio	$35,000	$-	$2,600	$2,800
Home Finance Portfolio	$32,000	$-	$2,600	$1,500
Industrial Equipment Portfolio	$35,000	$-	$2,600	$1,500
Industrials Portfolio	$32,000	$-	$2,600	$1,500
Insurance Portfolio	$32,000	$-	$2,600	$1,500
IT Services Portfolio	$31,000	$-	$2,600	$1,500
Leisure Portfolio	$32,000	$-	$2,600	$1,600
Materials Portfolio	$36,000	$-	$2,600	$1,700
Medical Delivery Portfolio	$32,000	$-	$2,600	$1,800
Medical Equipment and Systems Portfolio	$34,000	$-	$2,600	$2,400
Multimedia Portfolio	$31,000	$-	$2,600	$1,500
Natural Gas Portfolio	$35,000	$-	$2,600	$2,700
Natural Resources Portfolio	$36,000	$-	$2,600	$3,100
Networking and Infrastructure Portfolio	$31,000	$-	$2,600	$1,500
Paper and Forest Products Portfolio	$31,000	$-	$2,600	$1,500
Pharmaceuticals Portfolio	$32,000	$-	$2,600	$1,600
Retailing Portfolio	$33,000	$-	$2,600	$1,500
Software and Computer Services Portfolio	$34,000	$-	$2,600	$2,000
Technology Portfolio	$34,000	$-	$2,600	$2,500
Telecommunications Portfolio	$36,000	$-	$2,600	$1,700
Transportation Portfolio	$32,000	$-	$2,600	$1,500
Utilities Portfolio	$32,000	$-	$2,600	$1,800
Wireless Portfolio	$32,000	$-	$2,600	$1,700

February 29, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$31,000	$-	$2,600	$1,100
Automotive Portfolio	$31,000	$-	$2,600	$1,100
Banking Portfolio	$31,000	$-	$2,600	$1,300
Biotechnology Portfolio	$33,000	$-	$2,600	$1,900
Brokerage and Investment Management Portfolio	$33,000	$-	$2,600	$1,700
Chemicals Portfolio	$31,000	$-	$2,600	$1,200
Communications Equipment Portfolio	$31,000	$-	$2,600	$1,300
Computers Portfolio	$32,000	$-	$2,600	$1,400
Construction and Housing Portfolio	$31,000	$-	$2,600	$1,200
Consumer Discretionary Portfolio	$31,000	$-	$2,600	$1,100
Consumer Staples Portfolio	$35,000	$-	$2,600	$1,400
Defense and Aerospace Portfolio	$33,000	$-	$2,600	$1,800
Electronics Portfolio	$34,000	$-	$2,600	$2,100
Energy Portfolio	$36,000	$-	$2,600	$2,600
Energy Service Portfolio	$34,000	$-	$2,600	$2,100
Environmental Portfolio	$31,000	$-	$2,600	$1,100
Financial Services Portfolio	$32,000	$-	$2,600	$1,400
Gold Portfolio	$37,000	$-	$2,600	$2,000
Health Care Portfolio	$35,000	$-	$2,600	$2,300
Home Finance Portfolio	$31,000	$-	$2,600	$1,200
Industrial Equipment Portfolio	$35,000	$-	$2,600	$1,200
Industrials Portfolio	$31,000	$-	$2,600	$1,100
Insurance Portfolio	$31,000	$-	$2,600	$1,200
IT Services Portfolio	$31,000	$-	$2,600	$1,100
Leisure Portfolio	$31,000	$-	$2,600	$1,200
Materials Portfolio	$35,000	$-	$2,600	$1,300
Medical Delivery Portfolio	$32,000	$-	$2,600	$1,500
Medical Equipment and Systems Portfolio	$32,000	$-	$2,600	$1,600
Multimedia Portfolio	$32,000	$-	$2,600	$1,100
Natural Gas Portfolio	$33,000	$-	$2,600	$1,800
Natural Resources Portfolio	$34,000	$-	$2,600	$2,000
Networking and Infrastructure Portfolio	$31,000	$-	$2,600	$1,100
Paper and Forest Products Portfolio	$31,000	$-	$2,600	$1,100
Pharmaceuticals Portfolio	$31,000	$-	$2,600	$1,200
Retailing Portfolio	$31,000	$-	$2,600	$1,100
Software and Computer Services Portfolio	$33,000	$-	$2,600	$1,600
Technology Portfolio	$34,000	$-	$2,600	$2,100
Telecommunications Portfolio	$36,000	$-	$2,600	$1,400
Transportation Portfolio	$31,000	$-	$2,600	$1,100
Utilities Portfolio	$33,000	$-	$2,600	$1,600
Wireless Portfolio	$32,000	$-	$2,600	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2009A	February 29, 2008A
Audit-Related Fees	$2,985,000	$220,000B
Tax Fees	$2,000	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2009 A	February 29, 2008 A
PwC	$3,600,000	$1,680,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 28, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	April 28, 2009